UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06243
                                                     ---------

                            FRANKLIN STRATEGIC SERIES
                          ----------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 10/31/08
                          ---------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                    (GRAPHIC)

                                OCTOBER 31, 2008

Franklin Flex Cap Growth Fund

Franklin Focused Core Equity Fund

Franklin Growth Opportunities Fund

Franklin Small Cap Growth Fund
(formerly, Franklin Small Cap Growth Fund II)

Franklin Small-Mid Cap Growth Fund

                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                            FRANKLIN STRATEGIC SERIES

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Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

CONTENTS

CEO'S MESSAGE ............................................................     1
SEMIANNUAL REPORT
Economic and Market Overview .............................................     4
Franklin Flex Cap Growth Fund ............................................     6
Franklin Focused Core Equity Fund ........................................    14
Franklin Growth Opportunities Fund .......................................    22
Franklin Small Cap Growth Fund ...........................................    30
Franklin Small-Mid Cap Growth Fund .......................................    38
Financial Highlights and Statements of Investments .......................    46
Financial Statements .....................................................    85
Notes to Financial Statements ............................................    94
Shareholder Information ..................................................   111

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed semiannual report for Franklin Strategic Series covers the six months ended October 31, 2008, and I would like to add some comments on market events during this time. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world seized up, and the fallout impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal

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              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy. (1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often....
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks....In this century or the next it's still `Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                     2 | Not part of the semiannual report
to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage recently led Standard & Poor's to raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed semiannual report for Franklin Strategic Series, the portfolio managers discuss market conditions, investment decisions and Fund performance during the six months ended October 31, 2008. The report contains additional performance data and financial information. Our website, franklintempleton.com, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson

Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Standard & Poor's press release, 10/6/08.


                     Not part of the semiannual report | 3

Semiannual Report

Economic and Market Overview

For the six months ended October 31, 2008, the decelerating U.S. economy contended with a staggering financial markets crisis amid a wave of government interventions and emergency funding. In addition, high oil prices, the worst housing market contraction in decades, a severe credit crunch and rising joblessness weighed on the economy. Economic growth, as measured by gross domestic product (GDP), rebounded from a 0.9% first quarter 2008 annualized rate to a 2.8% annualized pace in the second quarter, based largely on strong exports and government spending. However, GDP fell an annualized estimated 0.5% in 2008's third quarter as the subprime financial crisis deepened and spread into all aspects of the economy. The U.S. dollar appreciated against most foreign currencies during the period, breaking a six-year downward trend as commodity prices fell, inflationary concerns abated and global economic growth began to subside. Supports to the economy included an inventory buildup, expanding government spending and a boost to household finances from a fiscal stimulus package. Although tax rebate checks lifted spending temporarily, retail sales remained weak and new vehicle sales hit a 15-year low.

The U.S. labor market contracted and the unemployment rate grew from 5.0% at the beginning of the period to 6.5% in October, the highest level since June 2003.(1) In September, mass layoff (50 or more for a single employer) initial claims reached their highest level since September 2005 when high layoff activity resulted from Hurricane Katrina.(1) Volatile oil prices soared to an all-time trading high of $145 per barrel in July 2008, and dropped dramatically by period-end, settling at $68. In October, amid concerns of reduced demand due to a slowing global economy, oil prices plummeted 33%, bringing the drop since the peak in mid-July to 53%. Many other commodity prices -- including those for coal, natural gas, precious metals, raw materials and agricultural commodities -- also neared or surpassed all-time highs due to increased worldwide demand and investors seeking alternatives to shaky stocks and corporate bonds. These prices fell through much of the third quarter as global demand subsided. For the 12 months ended October 31, 2008, inflation as measured by the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.2%; this matched its 10-year average rate.(1)

(1.) Source: Bureau of Labor Statistics.


                             4 | Semiannual Report

Seeking to stimulate the sagging economy without stoking inflation, the Federal Reserve Board made two cuts to its key federal funds target rate during the period, lowering it from 2.00% to a four-year low of 1.00%. In this uncertain environment, short-term U.S. Treasury prices generally increased (and yields declined) as many investors sought safer alternatives to stocks and corporate bonds. The 10-year Treasury note, however, received less investor attention, and its yield increased from 3.77% at the beginning of the period to 4.01% on October 31, 2008.

U.S. stock markets endured high volatility and suffered losses during this challenging period. For the six months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -26.23%, the broader Standard & Poor's 500 Index (S&P 500) a -29.28% total return, and the technology-heavy NASDAQ Composite Index a -28.40% total return.(2) All sectors lost value, and the materials, financials and energy sectors had the largest declines.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(2.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                             Semiannual Report | 5

Franklin Flex Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Flex Cap Growth Fund seeks capital appreciation. The Fund invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has flexibility to invest in companies located, headquartered or operating inside and outside the U.S., across the entire market capitalization spectrum from small, emerging growth companies to well-established, large cap companies.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Flex Cap Growth Fund covers the period ended October 31, 2008.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Flex Cap Growth Fund - Class A had a -27.31% cumulative total return. The Fund performed better than its narrow benchmark, the Russell 3000(R) Growth Index, which had a -30.29% total return, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -29.28% return for the same period.(1) The Fund also performed better than the -32.95% total return of its peers in the Lipper Multi-Cap Growth Funds Classification Average.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: Lipper Inc. The Lipper Multi-Cap Growth Funds Classification
     Average is calculated by averaging the total returns of all funds within the Lipper Multi-Cap Growth Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper Multi-Cap Growth Funds are defined as funds that normally invest in companies, of any size, with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. For the six-month period ended 10/31/08, there were 536 funds in this category. Lipper calculations do not include sales charges or subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these or other factors had been considered. The average includes reinvestment of any income or distributions. One cannot invest directly in the average, nor is the average representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 51.


                              6 | Semiannual Report

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors we focus primarily on finding individual securities that meet our criteria for growth potential, quality and valuation. We search for high-quality companies that have identifiable drivers of future earnings growth. We rely on our team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company's market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

MANAGER'S DISCUSSION

During the six months under review, among the holdings that detracted most from Fund performance relative to the Russell 3000 Growth Index were Research In Motion (RIM),(3) a Canadian wireless equipment and services company that produces the popular BlackBerry smart phone; Smith International, a U.S.-based provider of drilling equipment and services to the oil and gas industries; and Covance, a drug research, development and testing laboratory.

From a sector perspective, our underweighted allocation to the consumer staples sector was a major detractor from the Fund's relative performance because this sector held up relatively well as the economy decelerated throughout the reporting period.(4) Within consumer staples, stock selection and underweighting in the food and staples retailing industry were primary detractors. In the information technology sector, our stock selection hurt relative returns, particularly holdings such as graphics card manufacturer NVIDIA (sold by period-end), payment system operator MasterCard, and customer relationship management software provider Salesforce.com.(5) The Fund's overweighting in the telecommunication services sector also hurt relative performance, where wireless telecommunication industry holdings NII Holdings and America Movil(3) (sold by period-end) were significant detractors.

During a period marred by financial crises and a broad-based sell-off for stocks globally, the Fund's small cash position helped performance relative to the index. Top contributors by individual security included specialized imaging

(3.) This holding is not an index component.

(4.) The consumer staples sector comprises household and personal products; food and staples retailing; and food, beverage and tobacco in the SOI.

(5.) The information technology sector comprises technology hardware and equipment, semiconductors and semiconductor equipment, and software and services in the SOI.

PORTFOLIO BREAKDOWN
Franklin Flex Cap Growth Fund
Based on Total Net Assets as of 10/31/08

                                  (BAR CHART)

Software & Services*                             17.9%
Technology Hardware & Equipment*                 14.3%
Pharmaceuticals, Biotechnology & Life Sciences   12.9%
Health Care Equipment & Services                  7.9%
Capital Goods                                     5.7%
Energy                                            5.2%
Transportation                                    4.6%
Telecommunication Services                        3.5%
Semiconductors & Semiconductor Equipment*         3.5%
Materials                                         3.4%
Household & Personal Products                     3.3%
Food, Beverage & Tobacco                          2.5%
Diversified Financials                            2.4%
Retailing                                         2.3%
Other                                             7.7%
Short-Term Investments & Other Net Assets         2.9%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.


                              Semiannual Report | 7

TOP 10 HOLDINGS
Franklin Flex Cap Growth Fund
10/31/08

COMPANY                              % OF TOTAL
SECTOR/INDUSTRY                      NET ASSETS
---------------                      ----------
Gilead Sciences Inc.                    3.0%
   PHARMACEUTICALS, BIOTECHNOLOGY
      & LIFE SCIENCES
FLIR Systems Inc.                       2.9%
   TECHNOLOGY HARDWARE & EQUIPMENT
QUALCOMM Inc.                           2.7%
   TECHNOLOGY HARDWARE & EQUIPMENT
Cisco Systems Inc.                      2.5%
   TECHNOLOGY HARDWARE & EQUIPMENT
Apple Inc.                              2.4%
   TECHNOLOGY HARDWARE & EQUIPMENT
American Tower Corp., A                 2.3%
   TELECOMMUNICATION SERVICES
Genentech Inc.                          2.2%
   PHARMACEUTICALS, BIOTECHNOLOGY
      & LIFE SCIENCES
Praxair Inc.                            2.2%
   MATERIALS
Celgene Corp.                           2.0%
   PHARMACEUTICALS, BIOTECHNOLOGY
      & LIFE SCIENCES
Activision Blizzard Inc.                2.0%
   SOFTWARE & SERVICES

systems manufacturer FLIR Systems and biotechnology companies Genentech, Celgene and Gilead Sciences.(3)

From a sector perspective, industrials was a major positive contributor to performance relative to the benchmark index, due to our underweighted allocation and stock selection.(6) Most notably, our significantly underweighted position and stock selection in capital goods companies aided the Fund's relative results, as did stock selection among commercial services and supplies companies, where Stericycle was a notable contributor. Additionally, underweightings and stock selection in the energy and materials sectors also contributed to relative returns. Our decision to avoid metals and mining and to invest only sparingly in oil, gas and consumable fuels -- two commodity-driven industries -- was beneficial to relative results as these areas were hard hit by the precipitous decline in commodity prices during the latter half of the reporting period.

Thank you for your continued participation in Franklin Flex Cap Growth Fund. We look forward to serving your future investment needs.

                         (PHOTO OF CONRAD B. HERRMANN)


/s/ Conrad B. Herrmann

Conrad B. Herrmann, CFA
Portfolio Manager
Franklin Flex Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(6.) The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI.


                              8 | Semiannual Report

Performance Summary as of 10/31/08

FRANKLIN FLEX CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FKCGX)          CHANGE   10/31/08   4/30/08
-----------------------         -------   --------   -------
Net Asset Value (NAV)           -$12.50    $33.27     $45.77

CLASS B (SYMBOL: FKCBX)          CHANGE   10/31/08   4/30/08
-----------------------         -------   --------   -------
Net Asset Value (NAV)           -$11.76    $30.90     $42.66

CLASS C (SYMBOL: FCIIX)          CHANGE   10/31/08   4/30/08
-----------------------         -------   --------   -------
Net Asset Value (NAV)           -$11.79    $30.97     $42.76

CLASS R (SYMBOL: FRCGX)          CHANGE   10/31/08   4/30/08
-----------------------         -------   --------   -------
Net Asset Value (NAV)           -$12.35    $32.75     $45.10

ADVISOR CLASS (SYMBOL: FKCAX)    CHANGE   10/31/08   4/30/08
-----------------------------   -------   --------   -------
Net Asset Value (NAV)           -$12.55    $33.60     $46.15


                             Semiannual Report | 9

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                 -------          -------   -------   ---------
Cumulative Total Return(1)               -27.31%          -34.96%    +6.29%    +71.52%
Average Annual Total Return(2)           -31.49%          -38.70%    +0.04%     +4.92%
Value of $10,000 Investment(3)          $ 6,851          $ 6,130   $10,018    $16,165
Avg. Ann. Total Return (9/30/08)(4)                       -24.69%    +5.40%     +7.38%
   Total Annual Operating Expenses(5)             0.96%

                                                                             INCEPTION
CLASS B                                 6-MONTH           1-YEAR    5-YEAR    (1/1/99)
-------                                 -------          -------   -------   ---------
Cumulative Total Return(1)               -27.57%          -35.44%    +2.40%    +39.70%
Average Annual Total Return(2)           -30.46%          -37.98%    +0.08%     +3.46%
Value of $10,000 Investment(3)          $ 6,954          $ 6,202   $10,040    $13,970
Avg. Ann. Total Return (9/30/08)(4)                       -23.81%    +5.55%     +5.40%
   Total Annual Operating Expenses(5)             1.71%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                 -------          -------   -------   ---------
Cumulative Total Return(1)               -27.57%          -35.44%    +2.43%    +59.16%
Average Annual Total Return(2)           -28.30%          -36.08%    +0.48%     +4.76%
Value of $10,000 Investment(3)          $ 7,170          $ 6,392   $10,243    $15,916
Avg. Ann. Total Return (9/30/08)(4)                       -21.47%    +5.87%     +7.22%
   Total Annual Operating Expenses(5)             1.71%

                                                                             INCEPTION
CLASS R                                 6-MONTH           1-YEAR    5-YEAR    (1/1/02)
-------                                 -------          -------   -------   ---------
Cumulative Total Return(1)               -27.38%          -35.12%    +5.01%     +4.55%
Average Annual Total Return(2)           -27.38%          -35.12%    +0.98%     +0.65%
Value of $10,000 Investment(3)          $ 7,262          $ 6,488   $10,501    $10,455
Avg. Ann. Total Return (9/30/08)(4)                       -20.28%    +6.39%     +3.36%
   Total Annual Operating Expenses(5)             1.21%

ADVISOR CLASS(6)                        6-MONTH           1-YEAR    5-YEAR    10-YEAR
----------------                        -------          -------   -------   ---------
Cumulative Total Return(1)               -27.19%          -34.78%    +7.42%    +73.34%
Average Annual Total Return(2)           -27.19%          -34.78%    +1.44%     +5.66%
Value of $10,000 Investment(3)          $ 7,281          $ 6,522   $10,742    $17,334
Avg. Ann. Total Return (9/30/08)(4)                       -19.88%    +6.88%     +8.13%
   Total Annual Operating Expenses(5)             0.71%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             10 | Semiannual Report

ENDNOTES

SMALL- AND MIDSIZED-COMPANY STOCKS CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. SMALLER, MIDSIZED AND RELATIVELY NEW OR UNSEASONED COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND ALSO INVESTS IN TECHNOLOGY STOCKS, WHICH CAN BE HIGHLY VOLATILE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Effective 8/2/04, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/2/04, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/1/04, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/2/04 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +2.56% and +0.60%.


                             Semiannual Report | 11

Your Fund's Expenses

FRANKLIN FLEX CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  726.90              $4.14
Hypothetical (5% return before expenses)         $1,000           $1,020.42              $4.84
CLASS B
Actual                                           $1,000           $  724.30              $7.39
Hypothetical (5% return before expenses)         $1,000           $1,016.64              $8.64
CLASS C
Actual                                           $1,000           $  724.30              $7.39
Hypothetical (5% return before expenses)         $1,000           $1,016.64              $8.64
CLASS R
Actual                                           $1,000           $  726.20              $5.22
Hypothetical (5% return before expenses)         $1,000           $1,019.16              $6.11
ADVISOR CLASS
Actual                                           $1,000           $  728.10              $3.05
Hypothetical (5% return before expenses)         $1,000           $1,021.68              $3.07

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.95%; B: 1.70%; C: 1.70%; R: 1.20%; and
     Advisor: 0.70%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 13

Franklin Focused Core Equity Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Focused Core Equity Fund seeks capital appreciation by investing at least 80% of its net assets in equity securities. The Fund will invest primarily in equity securities of large capitalization companies, which are similar in size to those in the Standard & Poor's 500 Index (S&P 500).(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Focused Core Equity Fund covers the period ended October 31, 2008.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Focused Core Equity Fund - Class A had a -31.80% cumulative total return. The Fund underperformed its benchmark, the S&P 500, which had a -29.28% total return for the same period.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 17.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors focusing primarily on individual securities, we seek to invest in financially strong companies with favorable growth potential and sustainable competitive advantages and that present, in our opinion, the most compelling trade-off between growth potential, valuation and risk. We rely on

(1.) The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(2.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. See footnote 1 for a description of the S&P 500. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 58.


                             14 | Semiannual Report
a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. We will generally seek to maintain a portfolio of securities representing approximately 30-40 companies, and we will apply a long-term perspective through market and business cycles.

MANAGER'S DISCUSSION

For the six months under review, significant detractors from the Fund's absolute performance included Petroplus Holdings, which specializes in oil refining, storage and marketing; Celanese, a chemicals company; and Legg Mason, an asset management company.

In a difficult environment for equities, all sectors declined in value. Financials, energy and information technology holdings particularly weighed on Fund performance during the period. In the financials sector, real estate investment trust iStar Financial and American Express were significant detractors. American Express, well known for its charge and credit cards, is one of the world's largest travel agencies. Oil and gas company Marathon Oil in the energy sector and computer-aided design (CAD) software provider Autodesk in the information technology sector also underperformed.

On a more positive note, certain individual holdings had positive results for the period. The Sherwin-Williams Company, the largest paint manufacturer in the U.S., and Apple, a computer hardware, software and electronics device maker, helped absolute performance. Health care holdings Genentech, a biotechnology company, and Wyeth, a pharmaceuticals manufacturer, also appreciated in value. We sold the Fund's position in Wyeth by period-end.

PORTFOLIO BREAKDOWN

Franklin Focused Core Equity Fund
Based on Total Net Assets as of 10/31/08

                                   (BAR CHART)

Health Care                                 20.6%
Information Technology                      16.0%
Consumer Discretionary                      12.1%
Energy                                      11.4%
Consumer Staples                            11.1%
Industrials                                 10.1%
Financials                                   7.2%
Materials                                    5.3%
Telecommunication Services                   3.6%
Short-Term Investments & Other Net Assets    2.6%


                             Semiannual Report | 15

TOP 10 EQUITY HOLDINGS

Franklin Focused Core Equity Fund
10/31/08

COMPANY                               % OF TOTAL
SECTOR/INDUSTRY                       NET ASSETS
---------------                       ----------
Schering-Plough Corp.                    5.1%
   HEALTH CARE
Marathon Oil Corp.                       4.9%
   ENERGY
Petroplus Holdings AG (Switzerland)      4.8%
   ENERGY
Celanese Corp., A                        4.8%
   MATERIALS
Roche Holding AG (Switzerland)           4.6%
   HEALTH CARE
Bunge Ltd.                               4.4%
   CONSUMER STAPLES
Merck & Co. Inc.                         3.8%
   HEALTH CARE
NII Holdings Inc.                        3.6%
   TELECOMMUNICATION SERVICES
Maxim Integrated Products Inc.           3.5%
   INFORMATION TECHNOLOGY
Genentech Inc.                           3.5%
   HEALTH CARE

Thank you for your participation in Franklin Focused Core Equity Fund. We look forward to serving your future investment needs.

                           (PHOTO OF STEVEN KORNFELD)


/s/ Steven Kornfeld

Steven Kornfeld, CFA

                            (PHOTO OF EDWARD PERKS)


/s/ Edward Perks

Edward Perks, CFA
Portfolio Management Team
Franklin Focused Core Equity Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             16 | Semiannual Report

Performance Summary as of 10/31/08

FRANKLIN FOCUSED CORE EQUITY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: N/A)         CHANGE   10/31/08   4/30/08
---------------------         ------   --------   -------
Net Asset Value (NAV)         -$2.77     $5.92     $8.69

CLASS C (SYMBOL: N/A)         CHANGE   10/31/08   4/30/08
---------------------         ------   --------   -------
Net Asset Value (NAV)         -$2.78     $5.89     $8.67

CLASS R (SYMBOL: N/A)         CHANGE   10/31/08   4/30/08
---------------------         ------   --------   -------
Net Asset Value (NAV)         -$2.77     $5.91     $8.68

ADVISOR CLASS (SYMBOL: N/A)   CHANGE   10/31/08   4/30/08
---------------------------   ------   --------   -------
Net Asset Value (NAV)         -$2.76     $5.94     $8.70


                             Semiannual Report | 17

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        6-MONTH   INCEPTION (12/13/07)
-------                                        -------   --------------------
Cumulative Total Return(2)                      -31.80%         -40.80%
Aggregate Total Return(3)                       -35.72%         -44.20%
Value of $10,000 Investment(4)                 $ 6,428         $ 5,580
Aggregate Total Return (9/30/08)(5)                             -27.80%
   Total Annual Operating Expenses(6)
      Without Waiver                    5.53%
      With Waiver                       1.25%

CLASS C                                        6-MONTH   INCEPTION (12/13/07)
-------                                        -------   --------------------
Cumulative Total Return(2)                      -32.06%         -41.10%
Aggregate Total Return(3)                       -32.74%         -41.69%
Value of $10,000 Investment(4)                 $ 6,726         $ 5,831
Aggregate Total Return (9/30/08)(5)                             -24.56%
   Total Annual Operating Expenses(6)
      Without Waiver                    6.16%
      With Waiver                       1.88%

CLASS R                                        6-MONTH   INCEPTION (12/13/07)
-------                                        -------   --------------------
Cumulative Total Return(2)                      -31.91%         -40.90%
Aggregate Total Return(3)                       -31.91%         -40.90%
Value of $10,000 Investment(4)                 $ 6,809         $ 5,910
Aggregate Total Return (9/30/08)(5)                             -23.50%
   Total Annual Operating Expenses(6)
      Without Waiver                    5.70%
      With Waiver                       1.42%

ADVISOR CLASS                                  6-MONTH   INCEPTION (12/13/07)
-------------                                  -------   --------------------
Cumulative Total Return(2)                      -31.72%         -40.60%
Aggregate Total Return(3)                       -31.72%         -40.60%
Value of $10,000 Investment(4)                 $ 6,828         $ 5,940
Aggregate Total Return (9/30/08)(5)                             -23.20%
   Total Annual Operating Expenses(6)
      Without Waiver                    5.20%
      With Waiver                       0.92%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.89% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 8/31/09.


                             18 | Semiannual Report

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THERE ARE SPECIAL RISKS INVOLVED WITH SIGNIFICANT EXPOSURE TO A PARTICULAR SECTOR, INCLUDING INCREASED SUSCEPTIBILITY RELATED TO ECONOMIC, BUSINESS, OR OTHER DEVELOPMENTS AFFECTING THAT SECTOR, WHICH MAY RESULT IN INCREASED VOLATILITY. THE FUND ALSO HAS THE POTENTIAL TO INVEST IN FOREIGN COMPANY STOCKS, WHICH INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Aggregate total return represents the change in value of an investment over the periods indicated. Six-month return has not been annualized. Because the Fund has existed for less than one year, average annual total returns are not available.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 19

Your Fund's Expenses

FRANKLIN FOCUSED CORE EQUITY FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1    Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / 1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             20 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  682.00              $5.00
Hypothetical (5% return before expenses)         $1,000           $1,019.26              $6.01
CLASS C
Actual                                           $1,000           $  679.40              $8.00
Hypothetical (5% return before expenses)         $1,000           $1,015.68              $9.60
CLASS R
Actual                                           $1,000           $  680.90              $5.89
Hypothetical (5% return before expenses)         $1,000           $1,018.20              $7.07
ADVISOR CLASS
Actual                                           $1,000           $  682.80              $3.78
Hypothetical (5% return before expenses)         $1,000           $1,020.72              $4.53

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.18%; C: 1.89%; R:
     1.39%; and Advisor: 0.89%;), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 21

Franklin Growth Opportunities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Growth Opportunities Fund seeks capital appreciation by investing substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Growth Opportunities Fund covers the period ended October 31, 2008.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Growth Opportunities Fund - Class A had a -31.56% cumulative total return. The Fund performed comparably to its narrow benchmark, the Russell 3000 Growth Index, which had a -30.29% total return, and underperformed its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -29.28% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 25.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors we focus primarily on finding individual securities that meet our criteria for growth potential, quality and valuation. We search for high-quality companies that have identifiable drivers of future earnings growth. We rely on our team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company's market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 65.


                             22 | Semiannual Report
invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

MANAGER'S DISCUSSION

Among the most significant detractors from the Fund's absolute performance during the six months under review were MasterCard and Google in the information technology sector, ABB in the industrials sector, and Covance in the health care sector. MasterCard is the world's second-largest consumer payment system operator. Google operates the world's leading Internet search engine. ABB is a Swiss developer and manufacturer of power and automation technologies for a broad base of utilities, industrial and commercial customers. Covance is a contract research organization for the pharmaceutical, biotechnology and medical devices industries.

From a sector perspective, our investments in the information technology, industrials and energy sectors detracted the most from the Fund's total returns. Key information technology underperformers included computer and software maker Apple and Visa, the world's largest consumer payment system operator. In the industrials sector, the Fund was negatively impacted by investments in Precision Castparts, which makes tools and parts used primarily in aerospace and power generation applications; international engineering and construction contractor Foster Wheeler (sold by period-end); and Terex (sold by period-end), which manufactures heavy trucks and machinery such as cranes and construction equipment, roadbuilding equipment, aerial platforms and mining equipment. In the energy sector, energy equipment and services providers such as Weatherford International, Schlumberger and FMC Technologies were notable detractors.

During a period when every sector represented in the Fund depreciated in tandem with the overall equity market, we had some contributors. Individual securities that aided the Fund's absolute performance included Myriad Genetics, which produces drugs and diagnostic testing systems aimed at finding and treating specific cancers and AIDS; Celgene, which develops and markets therapeutic and molecular diagnostic products; and communications equipment maker F5 Networks (sold by period-end), which specializes in network traffic management and routing solutions.

PORTFOLIO BREAKDOWN
Franklin Growth Opportunities Fund
Based on Total Net Assets as of 10/31/08

                                   (BAR CHART)

Information Technology*                     31.7%
Health Care                                 23.9%
Industrials                                 13.1%
Telecommunication Services                   8.3%
Energy                                       7.9%
Consumer Discretionary                       7.2%
Financials                                   2.9%
Consumer Staples                             1.3%
Materials                                    1.0%
Short-Term Investments & Other Net Assets    2.7%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.


                             Semiannual Report | 23

TOP 10 HOLDINGS
Franklin Growth Opportunities Fund
10/31/08

COMPANY                         % OF TOTAL
SECTOR/INDUSTRY                 NET ASSETS
---------------                 ----------
Celgene Corp.                      4.5%
   HEALTH CARE
SBA Communications Corp.           4.2%
   TELECOMMUNICATION SERVICES
QUALCOMM Inc.                      4.0%
   INFORMATION TECHNOLOGY
Gilead Sciences Inc.               3.9%
   HEALTH CARE
FLIR Systems Inc.                  3.5%
   INFORMATION TECHNOLOGY
Apple Inc.                         3.4%
   INFORMATION TECHNOLOGY
NII Holdings Inc.                  3.0%
   TELECOMMUNICATION SERVICES
Genentech Inc.                     3.0%
   HEALTH CARE
Strayer Education Inc.             2.9%
   CONSUMER DISCRETIONARY
Activision Blizzard Inc.           2.6%
   INFORMATION TECHNOLOGY

Certain industries performed well for the Fund and delivered positive results. In diversified consumer services, our investments in education service companies Strayer Education and ITT Educational Services boosted Fund performance. The commercial services and supplies industry, led by financial consultancy Huron Consulting Group, was another contributor. The Fund also benefited from investments in health care providers and services due to our position in Psychiatric Solutions, which owns a franchise of 90 psychiatric hospitals and residential treatment facilities across the U.S. and the Caribbean.

Thank you for your continued participation in Franklin Growth Opportunities Fund. We look forward to serving your future investment needs.

                            (PHOTO OF GRANT BOWERS)


/s/ Grant Bowers

Grant Bowers
Portfolio Manager
Franklin Growth Opportunities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             24 | Semiannual Report

Performance Summary as of 10/31/08

FRANKLIN GROWTH OPPORTUNITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FGRAX)         CHANGE   10/31/08   4/30/08
-----------------------         ------   --------   -------
Net Asset Value (NAV)           -$6.33    $13.73     $20.06

CLASS B (SYMBOL: FKABX)         CHANGE   10/31/08   4/30/08
-----------------------         ------   --------   -------
Net Asset Value (NAV)           -$6.02    $12.93     $18.95

CLASS C (SYMBOL: FKACX)         CHANGE   10/31/08   4/30/08
-----------------------         ------   --------   -------
Net Asset Value (NAV)           -$6.01    $12.90     $18.91

CLASS R (SYMBOL: FKARX)         CHANGE   10/31/08   4/30/08
-----------------------         ------   --------   -------
Net Asset Value (NAV)           -$6.26    $13.54     $19.80

ADVISOR CLASS (SYMBOL: FRAAX)   CHANGE   10/31/08   4/30/08
-----------------------------   ------   --------   -------
Net Asset Value (NAV)           -$6.46    $14.14     $20.60


                             Semiannual Report | 25

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH            1-YEAR    5-YEAR   INCEPTION (6/23/99)
-------                                 -------           -------   -------   -------------------
Cumulative Total Return(1)               -31.56%           -40.72%   +13.56%         +40.59%
Average Annual Total Return(2)           -35.48%           -44.12%    +1.37%          +3.05%
Value of $10,000 Investment(3)          $ 6,452           $ 5,588   $10,701         $13,250
Avg. Ann. Total Return (9/30/08)(4)                        -30.19%    +6.62%          +4.96%
   Total Annual Operating Expenses(5)             1.29%

CLASS B                                 6-MONTH            1-YEAR    5-YEAR   INCEPTION (6/23/99)
-------                                 -------           -------   -------   -------------------
Cumulative Total Return(1)               -31.82%           -41.14%    +9.58%         +33.53%
Average Annual Total Return(2)           -34.55%           -43.49%    +1.47%          +3.14%
Value of $10,000 Investment(3)          $ 6,545           $ 5,651   $10,758         $13,353
Avg. Ann. Total Return (9/30/08)(4)                        -29.36%    +6.84%          +5.05%
   Total Annual Operating Expenses(5)             2.01%

CLASS C                                 6-MONTH            1-YEAR    5-YEAR   INCEPTION (6/23/99)
-------                                 -------           -------   -------   -------------------
Cumulative Total Return(1)               -31.83%           -41.17%    +9.52%         +31.87%
Average Annual Total Return(2)           -32.52%           -41.76%    +1.83%          +3.00%
Value of $10,000 Investment(3)          $ 6,748           $ 5,824   $10,952         $13,187
Avg. Ann. Total Return (9/30/08)(4)                        -27.21%    +7.12%          +4.91%
   Total Annual Operating Expenses(5)             2.01%

CLASS R                                 6-MONTH            1-YEAR    5-YEAR    INCEPTION (1/1/02)
-------                                 -------           -------   -------   -------------------
Cumulative Total Return(1)               -31.67%           -40.81%   +12.38%          -1.60%
Average Annual Total Return(2)           -31.67%           -40.81%    +2.36%          -0.24%
Value of $10,000 Investment(3)          $ 6,833           $ 5,919   $11,238         $ 9,840
Avg. Ann. Total Return (9/30/08)(4)                        -26.03%    +7.68%          +2.27%
   Total Annual Operating Expenses(5)             1.51%

ADVISOR CLASS                           6-MONTH            1-YEAR    5-YEAR   INCEPTION (6/23/99)
-------------                           -------           -------   -------   -------------------
Cumulative Total Return(1)               -31.41%           -40.51%   +15.25%         +44.75%
Average Annual Total Return(2)           -31.41%           -40.51%    +2.88%          +4.03%
Value of $10,000 Investment(3)          $ 6,859           $ 5,949   $11,525         $14,475
Avg. Ann. Total Return (9/30/08)(4)                        -25.69%    +8.21%          +5.96%
   Total Annual Operating Expenses(5)             1.01%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             26 | Semiannual Report

ENDNOTES

THE MANAGER OF THE FUND USES AN AGGRESSIVE GROWTH STRATEGY SO AN INVESTMENT IN THE FUND INVOLVES A GREATER DEGREE OF RISK. THE FUND MAY BE MORE VOLATILE THAN A MORE CONSERVATIVE EQUITY FUND, AND IT MAY BE BEST SUITED FOR LONG-TERM INVESTORS. THE FUND'S INVESTMENTS IN SMALLER- AND MIDSIZED-COMPANY STOCKS INVOLVE SPECIAL RISKS SUCH AS RELATIVELY SMALLER REVENUES, LIMITED PRODUCT LINES AND SMALLER MARKET SHARE. SMALLER-AND MIDSIZED-COMPANY STOCKS HISTORICALLY HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PORTFOLIO INCLUDES TECHNOLOGY STOCKS, A SECTOR THAT HAS BEEN ONE OF THE MOST VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 27

Your Fund's Expenses

FRANKLIN GROWTH OPPORTUNITIES FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             28 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  684.40              $ 5.43
Hypothetical (5% return before expenses)         $1,000           $1,018.75              $ 6.51
CLASS B
Actual                                           $1,000           $  681.80              $ 8.35
Hypothetical (5% return before expenses)         $1,000           $1,015.27              $10.01
CLASS C
Actual                                           $1,000           $  681.70              $ 8.44
Hypothetical (5% return before expenses)         $1,000           $1,015.17              $10.11
CLASS R
Actual                                           $1,000           $  683.30              $ 6.32
Hypothetical (5% return before expenses)         $1,000           $1,017.69              $ 7.58
ADVISOR CLASS
Actual                                           $1,000           $  685.90              $ 4.21
Hypothetical (5% return before expenses)         $1,000           $1,020.21              $ 5.04

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.28%; B: 1.97%; C: 1.99%; R: 1.49%; and
     Advisor: 0.99%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 29

Franklin Small Cap Growth Fund

(formerly, Franklin Small Cap Growth Fund II)

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Growth Fund seeks long-term capital growth by investing at least 80% of its net assets in equity securities of small-capitalization companies with market capitalizations not exceeding that of the highest market capitalization in the Russell 2000(R) Index or $1.5 billion, whichever is greater, at the time of purchase.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Small Cap Growth Fund covers the period ended October 31, 2008.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Small Cap Growth Fund - Class A had a -28.27% cumulative total return. The Fund performed comparably to its narrow benchmark, the Russell 2000 Growth Index, which had a -27.63% return, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -29.28% return for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 33.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors we focus primarily on finding individual securities that meet our criteria for growth potential, quality and valuation. We search for high-quality companies that have identifiable drivers of future earnings growth. We rely on our team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company's market opportunity, competitive position, management

(1.) The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

(2.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 73.


                             30 | Semiannual Report
and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

MANAGER'S DISCUSSION

Among the most significant detractors from Fund performance relative to the Russell 2000 Growth Index for the six months under review were iStar Financial,(3) a real estate investment trust; Tenneco, an auto parts company; and Helix Energy Solutions Group,(3) an operator of offshore oil and gas properties and production facilities.

Stock selection in the health care, financials and energy sectors hurt relative Fund performance. An underweighted position in the health care sector as well as holdings Angiotech Pharmaceuticals,(3) a medical products company, and PAREXEL International, a clinical and non-clinical research organization, hindered returns. Real estate investment trust FelCor Lodging Trust in the financials sector was another key detractor during the period. In the energy sector, oil and gas exploration and production stocks Mariner Energy and Bill Barrett were among holdings that declined in value.

On a more positive note, major contributors during the reporting period included Allegiant Travel, a charter flight operator; Strayer Education, a university that serves mostly working adults seeking college degrees; and Huron Consulting Group, which offers financial consulting services to companies in financial distress or under litigation.

Driven by stock selection, our investments in the industrials, consumer discretionary and information technology sectors supported the Fund's relative performance. Contributors in the industrials sector included Mobile Mini, which manufactures, leases and sells portable storage containers and mobile offices, and Force Protection, which makes military armored land vehicles. Consumer discretionary holdings Universal Technical Institute, an automotive technician training school, and Tractor Supply, a retail tractor parts and farm supplies store chain operator, appreciated in value during the period. In the information technology sector, key contributors included Quest Software, which makes database management software, and Ixia, which designs interface cards that transmit and analyze signals over networks.

(3.) This holding is not an index component.

PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund
Based on Total Net Assets as of 10/31/08

                                  (BAR CHART)

Information Technology*                     39.4%
Health Care                                 15.0%
Consumer Discretionary                      12.8%
Industrials                                 11.4%
Energy                                       7.2%
Consumer Staples                             4.0%
Financials                                   3.2%
Telecommunication Services                   2.1%
Materials                                    1.2%
Short-Term Investments & Other Net Assets    3.7%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.


                             Semiannual Report | 31

TOP 10 HOLDINGS
Franklin Small Cap Growth Fund
10/31/08

COMPANY                         % OF TOTAL
SECTOR/INDUSTRY                 NET ASSETS
---------------                 ----------
Psychiatric Solutions Inc.         2.7%
   HEALTH CARE
Quest Software Inc.                2.4%
   INFORMATION TECHNOLOGY
Microsemi Corp.                    2.1%
   INFORMATION TECHNOLOGY
Huron Consulting Group Inc.        2.1%
   INDUSTRIALS
SBA Communications Corp.           2.1%
   TELECOMMUNICATION SERVICES
Hain Celestial Group Inc.          2.0%
   CONSUMER STAPLES
ViaSat Inc.                        2.0%
   INFORMATION TECHNOLOGY
Allegiant Travel Co.               1.9%
   INDUSTRIALS
Sequenom Inc.                      1.8%
   HEALTH CARE
Myriad Genetics Inc.               1.8%
   HEALTH CARE

Thank you for your continued participation in Franklin Small Cap Growth Fund. We look forward to serving your future investment needs.

                         (PHOTO OF MICHAEL P. MCCARTHY)


/s/ Michael P. McCarthy

Michael P. McCarthy, CFA
Portfolio Manager
Franklin Small Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             32 | Semiannual Report

Performance Summary as of 10/31/08

FRANKLIN SMALL CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FSGRX)         CHANGE   10/31/08   4/30/08
-----------------------         ------   --------   -------
Net Asset Value (NAV)           -$2.57     $6.52     $9.09

CLASS B (SYMBOL: FBSGX)         CHANGE   10/31/08   4/30/08
-----------------------         ------   --------   -------
Net Asset Value (NAV)           -$2.41     $6.02     $8.43

CLASS C (SYMBOL: FCSGX)         CHANGE   10/31/08   4/30/08
-----------------------         ------   --------   -------
Net Asset Value (NAV)           -$2.40     $6.03     $8.43

CLASS R (SYMBOL: FSSRX)         CHANGE   10/31/08   4/30/08
-----------------------         ------   --------   -------
Net Asset Value (NAV)           -$2.53     $6.38     $8.91

ADVISOR CLASS (SYMBOL: FSSAX)   CHANGE   10/31/08   4/30/08
-----------------------------   ------   --------   -------
Net Asset Value (NAV)           -$2.64     $6.73     $9.37


                             Semiannual Report | 33

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH            1-YEAR    5-YEAR   INCEPTION (5/1/00)
-------                                 -------           -------   -------   ------------------
Cumulative Total Return(1)               -28.27%           -42.37%   -13.13%        -11.56%
Average Annual Total Return(2)           -32.37%           -45.67%    -3.92%         -2.12%
Value of $10,000 Investment(3)          $ 6,763           $ 5,433   $ 8,189        $ 8,335
Avg. Ann. Total Return (9/30/08)(4)                        -29.36%    +2.68%         +0.46%
   Total Annual Operating Expenses(5)             1.17%

CLASS B                                 6-MONTH            1-YEAR    5-YEAR   INCEPTION (5/1/00)
-------                                 -------           -------   -------   ------------------
Cumulative Total Return(1)               -28.59%           -42.78%   -16.35%        -16.50%
Average Annual Total Return(2)           -31.44%           -44.63%    -3.79%         -2.10%
Value of $10,000 Investment(3)          $ 6,856           $ 5,537   $ 8,244        $ 8,350
Avg. Ann. Total Return (9/30/08)(4)                        -28.00%    +2.83%         +0.48%
   Total Annual Operating Expenses(5)             1.92%

CLASS C                                 6-MONTH            1-YEAR    5-YEAR   INCEPTION (5/1/00)
-------                                 -------           -------   -------   ------------------
Cumulative Total Return(1)               -28.59%           -42.84%   -16.46%        -16.79%
Average Annual Total Return(2)           -29.30%           -43.30%    -3.53%         -2.14%
Value of $10,000 Investment(3)          $ 7,070           $ 5,670   $ 8,354        $ 8,321
Avg. Ann. Total Return (9/30/08)(4)                        -26.18%    +3.13%         +0.46%
   Total Annual Operating Expenses(5)             1.92%

CLASS R                                 6-MONTH            1-YEAR    5-YEAR   INCEPTION (1/1/02)
-------                                 -------           -------   -------   ------------------
Cumulative Total Return(1)               -28.40%           -42.49%   -14.22%        -11.97%
Average Annual Total Return(2)           -28.40%           -42.49%    -3.02%         -1.85%
Value of $10,000 Investment(3)          $ 7,160           $ 5,751   $ 8,578        $ 8,803
Avg. Ann. Total Return (9/30/08)(4)                        -25.23%    +3.65%         +1.40%
   Total Annual Operating Expenses(5)             1.42%

ADVISOR CLASS                           6-MONTH            1-YEAR    5-YEAR   INCEPTION (5/1/00)
-------------                           -------           -------   -------   ------------------
Cumulative Total Return(1)               -28.18%           -42.20%   -12.11%         -9.38%
Average Annual Total Return(2)           -28.18%           -42.20%    -2.55%         -1.15%
Value of $10,000 Investment(3)          $ 7,182           $ 5,780   $ 8,789        $ 9,062
Avg. Ann. Total Return (9/30/08)(4)                        -24.87%    +4.15%         +1.46%
   Total Annual Operating Expenses(5)             0.92%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             34 | Semiannual Report

ENDNOTES

SMALLER AND NEWER COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS. THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES, AND THEY CAN BE VOLATILE. THE FUND IS INTENDED FOR LONG-TERM INVESTORS WHO ARE COMFORTABLE WITH SHORT-TERM FLUCTUATIONS IN SHARE PRICE. THERE ARE SPECIAL RISKS INVOLVED WITH SIGNIFICANT EXPOSURE TO A PARTICULAR SECTOR, INCLUDING INCREASED SUSCEPTIBILITY RELATED TO ECONOMIC, BUSINESS, OR OTHER DEVELOPMENTS AFFECTING THAT SECTOR. THE FUND INCLUDES INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN HIGHLY VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 35

Your Fund's Expenses

FRANKLIN SMALL CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             36 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  717.30              $ 5.76
Hypothetical (5% return before expenses)         $1,000           $1,018.50              $ 6.77
CLASS B
Actual                                           $1,000           $  714.10              $ 8.77
Hypothetical (5% return before expenses)         $1,000           $1,014.97              $10.31
CLASS C
Actual                                           $1,000           $  714.10              $ 8.77
Hypothetical (5% return before expenses)         $1,000           $1,014.97              $10.31
CLASS R
Actual                                           $1,000           $  716.00              $ 6.62
Hypothetical (5% return before expenses)         $1,000           $1,017.49              $ 7.78
ADVISOR CLASS
Actual                                           $1,000           $  718.20              $ 4.46
Hypothetical (5% return before expenses)         $1,000           $1,020.01              $ 5.24

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.33%; B: 2.03%; C: 2.03%; R: 1.53%; and
     Advisor: 1.03%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 37

Franklin Small-Mid Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small-Mid Cap Growth Fund seeks long-term capital growth by investing at least 80% of its net assets in equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500(TM) Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap(R) Index at the time of purchase.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Small-Mid Cap Growth Fund covers the period ended October 31, 2008.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Small-Mid Cap Growth Fund - Class A had a -32.05% cumulative total return. The Fund performed better than its narrow benchmark, the Russell Midcap Growth Index, which had a -37.36% total return, but underperformed its broad benchmark, the Standard & Poor's 500 Index (S&P
500), which had a -29.28% total return for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 41.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors we focus primarily on finding individual securities that meet our criteria for growth potential, quality and valuation. We search for high-quality companies that have identifiable drivers of future earnings growth. We rely on our team of analysts to help provide in-depth industry expertise and use

(1.) The Russell 2500 Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent approximately 17% of total market capitalization of the Russell 3000 Index. The Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

(2.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 81.


                             38 | Semiannual Report
both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company's market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

MANAGER'S DISCUSSION

In a difficult environment for equities, major detractors relative to the Russell Midcap Growth Index during the six-month reporting period included real estate investment trust iStar Financial,(3) asset management company Affiliated Managers Group, and speech and digital imaging software maker Nuance Communications.

On a sector basis, stock selection in financials constrained relative Fund performance. Real estate investment trust FelCor Lodging Trust(3) was a notable detractor. Stock selection also weighed on the consumer discretionary sector, where our positions in fast-food operator Chipotle Mexican Grill(3) (sold by period-end) and apparel retailer Guess? declined in value for the six months under review. Additionally, underweighted positions in the consumer discretionary and consumer staples sectors hurt relative Fund results.

In contrast, among holdings that contributed most to relative Fund performance for the six months under review were specialized imaging systems manufacturer FLIR Systems, molecular diagnostic test designer Myriad Genetics,(3) and oil and gas exploration and production company Southwestern Energy.

Driven mainly by stock selection, our investments in the information technology, energy and industrials sectors benefited relative Fund performance during the period. Semiconductor companies Microsemi(3) and FormFactor3 were contributors in the information technology sector, while an overweighted sector position further supported relative Fund performance. In the energy sector, oil and gas exploration and production companies that helped relative returns were Petrohawk Energy and Range Resources. Industrials holdings with a positive impact on relative performance included C.H. Robinson Worldwide, a freight and logistics company, and Ryanair Holdings,(3) a European discount airline.

(3.) This holding is not an index component.

PORTFOLIO BREAKDOWN
Franklin Small-Mid Cap Growth Fund
Based on Total Net Assets as of 10/31/08

                                  (BAR CHART)

Information Technology*                     32.4%
Health Care                                 19.1%
Industrials                                 14.9%
Energy                                      10.8%
Consumer Discretionary                       8.7%
Telecommunication Services                   4.9%
Consumer Staples                             2.8%
Financials                                   2.4%
Utilities                                    0.7%
Short-Term Investments & Other Net Assets    3.3%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.


                             Semiannual Report | 39

TOP 10 HOLDINGS
Franklin Small-Mid Cap Growth Fund
10/31/08

                               % OF TOTAL
COMPANY SECTOR/INDUSTRY        NET ASSETS
-----------------------        ----------
FLIR Systems Inc.                 3.8%
   INFORMATION TECHNOLOGY
Microsemi Corp.                   3.2%
   INFORMATION TECHNOLOGY
Southwestern Energy Co.           3.2%
   ENERGY
C.H. Robinson Worldwide Inc.      2.8%
   INDUSTRIALS
Precision Castparts Corp.         2.3%
   INDUSTRIALS
Waters Corp.                      2.1%
   HEALTH CARE
AMETEK Inc.                       2.1%
   INDUSTRIALS
Activision Blizzard Inc.          2.0%
   INFORMATION TECHNOLOGY
MasterCard Inc., A                2.0%
   INFORMATION TECHNOLOGY
Express Scripts Inc.              2.0%
   HEALTH CARE

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.

                         (PHOTO OF EDWARD B. JAMIESON)


/s/ Edward B. Jamieson

Edward B. Jamieson
Portfolio Manager
Franklin Small-Mid Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             40 | Semiannual Report

Performance Summary as of 10/31/08

FRANKLIN SMALL-MID CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FRSGX)          CHANGE   10/31/08   4/30/08
-----------------------         -------   --------   -------
Net Asset Value (NAV)           -$10.48    $22.22     $32.70

CLASS B (SYMBOL: FBSMX)          CHANGE   10/31/08   4/30/08
-----------------------         -------   --------   -------
Net Asset Value (NAV)           -$10.02    $20.98     $31.00

CLASS C (SYMBOL: FRSIX)          CHANGE   10/31/08   4/30/08
-----------------------         -------   --------   -------
Net Asset Value (NAV)           -$ 9.67    $20.25     $29.92

CLASS R (SYMBOL: FSMRX)          CHANGE   10/31/08   4/30/08
-----------------------         -------   --------   -------
Net Asset Value (NAV)           -$10.31    $21.75     $32.06

ADVISOR CLASS (SYMBOL: FSGAX)    CHANGE   10/31/08   4/30/08
-----------------------------   -------   --------   -------
Net Asset Value (NAV)           -$10.69    $22.74     $33.43


                             Semiannual Report | 41

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                               6-MONTH            1-YEAR    5-YEAR         10-YEAR
-------                               -------           -------   -------   -------------------
Cumulative Total Return(1)             -32.05%           -42.68%    -0.83%         +49.61%
Average Annual Total Return(2)         -35.95%           -45.97%    -1.34%          +3.49%
Value of $10,000 Investment(3)        $ 6,405           $ 5,403   $ 9,347         $14,098
Avg. Ann. Total Return (9/30/08)(4)                      -31.07%    +4.63%          +6.42%
   Total Annual Operating Expenses(5)           1.04%

CLASS B                               6-MONTH            1-YEAR    5-YEAR    INCEPTION (7/1/02)
-------                               -------           -------   -------   -------------------
Cumulative Total Return(1)             -32.32%           -43.11%    -4.49%         +11.48%
Average Annual Total Return(2)         -35.03%           -45.00%    -1.22%          +1.73%
Value of $10,000 Investment(3)        $ 6,497           $ 5,500   $ 9,403         $11,148
Avg. Ann. Total Return (9/30/08)(4)                      -29.83%    +4.77%          +5.37%
   Total Annual Operating Expenses(5)            1.79%

CLASS C                               6-MONTH            1-YEAR    5-YEAR         10-YEAR
-------                               -------           -------   -------   -------------------
Cumulative Total Return(1)             -32.32%           -43.12%    -4.47%         +38.82%
Average Annual Total Return(2)         -33.00%           -43.59%    -0.91%          +3.33%
Value of $10,000 Investment(3)        $ 6,700           $ 5,641   $ 9,553         $13,882
Avg. Ann. Total Return (9/30/08)(4)                      -28.02%    +5.09%          +6.25%
   Total Annual Operating Expenses(5)           1.79%

CLASS R                               6-MONTH            1-YEAR    5-YEAR    INCEPTION (1/1/02)
-------                               -------           -------   -------   -------------------
Cumulative Total Return(1)             -32.16%           -42.84%    -2.11%         -10.31%
Average Annual Total Return(2)         -32.16%           -42.84%    -0.43%          -1.58%
Value of $10,000 Investment(3)        $ 6,784           $ 5,716   $ 9,789         $ 8,969
Avg. Ann. Total Return (9/30/08)(4)                      -27.06%    +5.61%          +1.63%
   Total Annual Operating Expenses(5)           1.29%

ADVISOR CLASS                         6-MONTH            1-YEAR    5-YEAR         10-YEAR
-------------                         -------           -------   -------   -------------------
Cumulative Total Return(1)             -31.98%           -42.55%    +0.39%         +53.31%
Average Annual Total Return(2)         -31.98%           -42.55%    +0.08%          +4.37%
Value of $10,000 Investment(3)        $ 6,802           $ 5,745   $10,039         $15,331
Avg. Ann. Total Return (9/30/08)(4)                      -26.69%    +6.15%          +7.32%
   Total Annual Operating Expenses(5)           0.79%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             42 | Semiannual Report

ENDNOTES

SMALL- AND MIDSIZE-COMPANY STOCKS CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS AND THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND INCLUDES INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN HIGHLY VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 43

Your Fund's Expenses

FRANKLIN SMALL-MID CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             44 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  679.50              $4.61
Hypothetical (5% return before expenses)         $1,000           $1,019.71              $5.55
CLASS B
Actual                                           $1,000           $  676.80              $7.78
Hypothetical (5% return before expenses)         $1,000           $1,015.93              $9.35
CLASS C
Actual                                           $1,000           $  676.80              $7.78
Hypothetical (5% return before expenses)         $1,000           $1,015.93              $9.35
CLASS R
Actual                                           $1,000           $  678.40              $5.67
Hypothetical (5% return before expenses)         $1,000           $1,018.45              $6.82
ADVISOR CLASS
Actual                                           $1,000           $  680.20              $3.56
Hypothetical (5% return before expenses)         $1,000           $1,020.97              $4.28

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.09%; B: 1.84%; C: 1.84%; R: 1.34%; and
     Advisor: 0.84%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 45

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN FLEX CAP GROWTH FUND

                                       SIX MONTHS ENDED                             YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2008  -------------------------------------------------------------------------
CLASS A                                   (UNAUDITED)          2008             2007           2006           2005         2004
-------                                ----------------  ----------------  -------------  -------------  -------------  ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................    $    45.77      $    45.15        $    42.45     $    35.26     $    33.76     $    25.56
                                         ----------      ----------        ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income (loss)(b) ..         (0.03)          (0.05)             0.06           0.11          (0.10)         (0.09)
   Net realized and unrealized gains
      (losses) ......................        (12.47)           1.43              2.70           7.08           1.60           8.29
                                         ----------      ----------        ----------     ----------     ----------     ----------
Total from investment operations ....        (12.50)           1.38              2.76           7.19           1.50           8.20
                                         ----------      ----------        ----------     ----------     ----------     ----------
Less distributions from:
   Net investment income ............            --           (0.02)            (0.06)            --             --             --
   Net realized gains ...............            --           (0.74)               --             --             --             --
                                         ----------      ----------        ----------     ----------     ----------     ----------
Total distributions .................            --           (0.76)            (0.06)            --             --             --
                                         ----------      ----------        ----------     ----------     ----------     ----------
Redemption fees(c) ..................            --(d)           --(d)             --(d)          --(d)          --(d)          --
                                         ----------      ----------        ----------     ----------     ----------     ----------
Net asset value, end of period ......    $    33.27      $    45.77        $    45.15     $    42.45     $    35.26     $    33.76
                                         ==========      ==========        ==========     ==========     ==========     ==========
Total return(e) .....................        (27.31)%          2.98%             6.50%         20.39%          4.44%         32.08%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ............................          0.95%(g)        0.93%(g, h)       0.96%(g)       0.93%(g)       0.96%(g)       1.01%
Net investment income (loss) ........         (0.16)%         (0.10)%            0.15%          0.27%         (0.29)%        (0.29)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...    $1,433,974      $2,011,348        $1,977,605     $2,070,364     $1,505,342     $1,456,685
Portfolio turnover rate .............         22.01%          36.70%            62.54%         66.63%         41.91%         39.92%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%

(h) Ratio of expenses to average net assets, excluding payments by affiliate, was 0.94%.

   The accompanying notes are an integral part of these financial statements.


                             46 | Semiannual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                       SIX MONTHS ENDED                             YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2008  -------------------------------------------------------------------------
CLASS B                                   (UNAUDITED)          2008             2007           2006           2005         2004
-------                                ----------------  ----------------  -------------  -------------  -------------  ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................    $    42.66      $    42.43        $    40.14     $    33.59     $    32.40     $    24.72
                                         ----------      ----------        ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income (loss)(b) ..         (0.18)          (0.37)            (0.23)         (0.19)         (0.35)         (0.31)
                                         ----------      ----------        ----------     ----------     ----------     ----------
   Net realized and unrealized gains
      (losses) ......................        (11.58)           1.34              2.52           6.74           1.54           7.99
                                         ----------      ----------        ----------     ----------     ----------     ----------
Total from investment operations ....        (11.76)           0.97              2.29           6.55           1.19           7.68
                                         ----------      ----------        ----------     ----------     ----------     ----------
Less distributions from net realized
   gains ............................            --           (0.74)               --             --             --             --
                                         ----------      ----------        ----------     ----------     ----------     ----------
Redemption fees(c) ..................            --(d)           --(d)             --(d)          --(d)          --(d)          --
                                         ----------      ----------        ----------     ----------     ----------     ----------
Net asset value, end of period ......    $    30.90      $    42.66        $    42.43     $    40.14     $    33.59     $    32.40
                                         ==========      ==========        ==========     ==========     ==========     ==========
Total return(e) .....................        (27.57)%          2.19%             5.71%         19.50%          3.67%         31.07%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ............................          1.70%(g)        1.68%(g, h)       1.71%(g)       1.68%(g)       1.70%(g)       1.76%
Net investment income (loss) ........         (0.91)%         (0.85)%           (0.60)%        (0.48)%        (1.03)%        (1.04)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...    $   57,169      $   95,600        $  118,806     $  143,477     $  136,052     $  134,589
Portfolio turnover rate .............         22.01%          36.70%            62.54%         66.63%         41.91%         39.92%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Ratio of expenses to average net assets, excluding payments by affiliate, was 1.69%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 47

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                       SIX MONTHS ENDED                             YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2008  -------------------------------------------------------------------------
CLASS C                                   (UNAUDITED)          2008             2007           2006           2005         2004
-------                                ----------------  ----------------  -------------  -------------  -------------  ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................     $  42.76         $  42.52         $  40.22       $  33.66       $  32.47       $  24.77
                                          --------         --------         --------       --------       --------       --------
Income from investment operations(a):
   Net investment income (loss)(b) ..        (0.18)           (0.37)           (0.23)         (0.18)         (0.35)         (0.31)
   Net realized and unrealized gains
      (losses) ......................       (11.61)            1.35             2.53           6.74           1.54           8.01
                                          --------         --------         --------       --------       --------       --------
Total from investment operations ....       (11.79)            0.98             2.30           6.56           1.19           7.70
                                          --------         --------         --------       --------       --------       --------
Less distributions from net realized
   gains ............................           --            (0.74)              --             --             --             --
                                          --------         --------         --------       --------       --------       --------
Redemption fees(c) ..................           --(d)            --(d)            --(d)          --(d)          --(d)          --
                                          --------         --------         --------       --------       --------       --------
Net asset value, end of period ......     $  30.97         $  42.76         $  42.52       $  40.22       $  33.66       $  32.47
                                          ========         ========         ========       ========       ========       ========
Total return(e) .....................       (27.57)%           2.21%            5.72%         19.49%          3.67%         31.09%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ............................         1.70%(g)         1.68%(g, h)      1.69%(g)       1.68%(g)       1.71%(g)       1.76%
Net investment income (loss) ........        (0.91)%          (0.85)%          (0.58)%        (0.48)%        (1.04)%        (1.04)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...     $266,196         $375,822         $371,164       $388,478       $296,868       $298,114
Portfolio turnover rate .............        22.01%           36.70%           62.54%         66.63%         41.91%         39.92%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Ratio of expenses to average net assets, excluding payments by affiliate, was 1.69%.

   The accompanying notes are an integral part of these financial statements.


                             48 | Semiannual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                       SIX MONTHS ENDED                             YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2008  -------------------------------------------------------------------------
CLASS R                                   (UNAUDITED)          2008             2007           2006           2005         2004
-------                                ----------------  ----------------  -------------  -------------  -------------  ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ..........................       $ 45.10         $ 44.61           $ 42.01        $ 34.98        $ 33.57        $ 25.49
                                           -------         -------           -------        -------        -------        -------
Income from investment operations(a):
   Net investment income (loss)(b) ..        (0.09)          (0.16)            (0.04)          0.01          (0.19)         (0.18)
   Net realized and unrealized gains
      (losses) ......................       (12.26)           1.41              2.66           7.02           1.60           8.26
                                           -------         -------           -------        -------        -------        -------
Total from investment operations ....       (12.35)           1.25              2.62           7.03           1.41           8.08
                                           -------         -------           -------        -------        -------        -------
Less distributions from:
   Net investment income ............           --           (0.02)            (0.02)            --             --             --
   Net realized gains ...............           --           (0.74)               --             --             --             --
                                           -------         -------           -------        -------        -------        -------
Total distributions .................           --           (0.76)            (0.02)            --             --             --
                                           -------         -------           -------        -------        -------        -------
Redemption fees(c) ..................           --(d)           --(d)             --(d)          --(d)          --(d)          --
                                           -------         -------           -------        -------        -------        -------
Net asset value, end of period ......      $ 32.75         $ 45.10           $ 44.61        $ 42.01        $ 34.98        $ 33.57
                                           =======         =======           =======        =======        =======        =======
Total return(e) .....................       (27.38)%          2.73%             6.25%         20.07%          4.20%         31.70%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ............................         1.20%(g)        1.18%(g, h)       1.21%(g)       1.18%(g)       1.21%(g)       1.26%
Net investment income (loss) ........        (0.41)%         (0.35)%           (0.10)%         0.02%         (0.54)%        (0.54)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $45,126         $66,250           $81,398        $91,229        $69,103        $44,988
Portfolio turnover rate .............         22.01%          36.70%            62.54%         66.63%         41.91%         39.92%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Ratio of expenses to average net assets, excluding payments by affiliate, was 1.19%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 49

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                       SIX MONTHS ENDED                      YEAR ENDED APRIL 30,
                                       OCTOBER 31, 2008  -------------------------------------------------------------
ADVISOR CLASS                             (UNAUDITED)          2008             2007           2006         2005(a)
-------------                          ----------------  ----------------  -------------  -------------  -------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................     $  46.15        $  45.41          $  42.63       $  35.32        $ 33.35
                                          --------        --------          --------       --------        -------
Income from investment operations(b):
   Net investment income (loss)(c) ..         0.02            0.07              0.16           0.23          (0.01)
   Net realized and unrealized gains
      (losses) ......................       (12.57)           1.43              2.71           7.08           1.98
                                          --------        --------          --------       --------        -------
Total from investment operations ....       (12.55)           1.50              2.87           7.31           1.97
                                          --------        --------          --------       --------        -------
Less distributions from:
   Net investment income ............           --           (0.02)            (0.09)            --             --
   Net realized gains ...............           --           (0.74)               --             --             --
                                          --------        --------          --------       --------        -------
Total distributions .................           --           (0.76)            (0.09)            --             --
                                          --------        --------          --------       --------        -------
Redemption fees(d, e) ...............           --              --                --             --             --
                                          --------        --------          --------       --------        -------
Net asset value, end of period ......     $  33.60        $  46.15          $  45.41       $  42.63        $ 35.32
                                          ========        ========          ========       ========        =======
Total return(f) .....................       (27.19)%          3.23%             6.77%         20.67%          5.91%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) .........................         0.70%           0.68%(i)          0.71%          0.68%          0.71%
Net investment income (loss) ........         0.09%           0.15%             0.40%          0.52%         (0.04)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...     $303,931        $348,245          $297,856       $209,680        $71,193
Portfolio turnover rate .............        22.01%          36.70%            62.54%         66.63%         41.91%

(a)  For the period August 2, 2004 (effective date) to April 30, 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

(i) Ratio of expenses to average net assets, excluding payments by affiliate, was 0.69%.

   The accompanying notes are an integral part of these financial statements.


                             50 | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008 (UNAUDITED)

      FRANKLIN FLEX CAP GROWTH FUND                                                  SHARES            VALUE
      -----------------------------                                              --------------   ---------------
      COMMON STOCKS 96.6%
      AUTOMOBILES & COMPONENTS 0.4%
      BorgWarner Inc. ........................................................          350,000   $     7,864,500
                                                                                                  ---------------
      BANKS 1.0%
      Wells Fargo & Co. ......................................................          600,000        20,430,000
                                                                                                  ---------------
      CAPITAL GOODS 5.7%
      AMETEK Inc. ............................................................          600,000        19,950,000
      Danaher Corp. ..........................................................          600,000        35,544,000
      Precision Castparts Corp. ..............................................          573,500        37,168,535
(a)   SunPower Corp., A ......................................................          350,000        13,671,000
      United Technologies Corp. ..............................................          250,000        13,740,000
                                                                                                  ---------------
                                                                                                      120,073,535
                                                                                                  ---------------
      COMMERCIAL & PROFESSIONAL SERVICES 1.6%
(a)   Stericycle Inc. ........................................................          600,000        35,058,000
                                                                                                  ---------------
      DIVERSIFIED FINANCIALS 2.4%
      BlackRock Inc. .........................................................          175,000        22,984,500
      T. Rowe Price Group Inc. ...............................................          725,000        28,666,500
                                                                                                  ---------------
                                                                                                       51,651,000
                                                                                                  ---------------
      ENERGY 5.2%
      Devon Energy Corp. .....................................................          425,000        34,365,500
(a)   Mariner Energy Inc. ....................................................          600,000         8,634,000
(a)   Petrohawk Energy Corp. .................................................        1,350,000        25,582,500
      Schlumberger Ltd. ......................................................          350,000        18,077,500
      Smith International Inc. ...............................................          650,000        22,412,000
                                                                                                  ---------------
                                                                                                      109,071,500
                                                                                                  ---------------
      FOOD & STAPLES RETAILING 1.9%
      CVS Caremark Corp. .....................................................        1,300,000        39,845,000
                                                                                                  ---------------
      FOOD, BEVERAGE & TOBACCO 2.5%
(a)   Hansen Natural Corp. ...................................................          600,000        15,192,000
      PepsiCo Inc. ...........................................................          650,000        37,056,500
                                                                                                  ---------------
                                                                                                       52,248,500
                                                                                                  ---------------
      HEALTH CARE EQUIPMENT & SERVICES 7.9%
      Baxter International Inc. ..............................................          400,000        24,196,000
      C. R. Bard Inc. ........................................................          368,300        32,502,475
(a)   Express Scripts Inc. ...................................................          475,000        28,789,750
(a)   Masimo Corp. ...........................................................          600,000        19,194,000
      Stryker Corp. ..........................................................          500,000        26,730,000
(a)   Varian Medical Systems Inc. ............................................          300,000        13,653,000
(a)   VCA Antech Inc. ........................................................        1,150,000        20,815,000
                                                                                                  ---------------
                                                                                                      165,880,225
                                                                                                  ---------------
      HOUSEHOLD & PERSONAL PRODUCTS 3.3%
      Clorox Co. .............................................................          500,000        30,405,000
      The Procter & Gamble Co. ...............................................          600,000        38,724,000
                                                                                                  ---------------
                                                                                                       69,129,000
                                                                                                  ---------------


                             Semiannual Report | 51

Franklin Strategic Series

      FRANKLIN FLEX CAP GROWTH FUND                                                  SHARES            VALUE
      -----------------------------                                              --------------   ---------------
      COMMON STOCKS (CONTINUED)
      INSURANCE 1.6%
      AFLAC Inc. .............................................................          575,000   $    25,461,000
      Assurant Inc. ..........................................................          325,000         8,281,000
                                                                                                  ---------------
                                                                                                       33,742,000
                                                                                                  ---------------
      MATERIALS 3.4%
      Ecolab Inc. ............................................................          700,000        26,082,000
      Praxair Inc. ...........................................................          700,000        45,605,000
                                                                                                  ---------------
                                                                                                       71,687,000
                                                                                                  ---------------
      MEDIA 1.2%
(a)   The DIRECTV Group Inc. .................................................          550,000        12,039,500
      The Walt Disney Co. ....................................................          500,000        12,950,000
                                                                                                  ---------------
                                                                                                       24,989,500
                                                                                                  ---------------
      PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 12.4%
(a)   Celgene Corp. ..........................................................          650,000        41,769,000
(a)   Covance Inc. ...........................................................          560,000        28,000,000
(a)   Genentech Inc. .........................................................          550,000        45,617,000
(a)   Gilead Sciences Inc. ...................................................        1,375,000        63,043,750
      Johnson & Johnson ......................................................          650,000        39,871,000
      Schering-Plough Corp. ..................................................        1,800,000        26,082,000
(a)   Waters Corp. ...........................................................          400,000        17,520,000
                                                                                                  ---------------
                                                                                                      261,902,750
                                                                                                  ---------------
      RETAILING 2.3%
(a)   Amazon.com Inc. ........................................................          200,000        11,448,000
      PetSmart Inc. ..........................................................        1,100,000        21,659,000
      Target Corp. ...........................................................          400,000        16,048,000
                                                                                                  ---------------
                                                                                                       49,155,000
                                                                                                  ---------------
      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.5%
(a)   Lam Research Corp. .....................................................          350,000         7,826,000
      Microchip Technology Inc. ..............................................        1,250,000        30,787,500
(a)   Microsemi Corp. ........................................................        1,600,000        34,784,000
                                                                                                  ---------------
                                                                                                       73,397,500
                                                                                                  ---------------
      SOFTWARE & SERVICES 17.9%
      Accenture Ltd., A ......................................................          800,000        26,440,000
(a)   Activision Blizzard Inc. ...............................................        3,300,000        41,118,000
(a)   Adobe Systems Inc. .....................................................          939,200        25,020,288
(a)   Alliance Data Systems Corp. ............................................          400,000        20,064,000
(a)   Autodesk Inc. ..........................................................          600,000        12,786,000
(a)   Concur Technologies Inc. ...............................................          475,000        11,984,250
      FactSet Research Systems Inc. ..........................................          725,000        28,122,750
(a)   Google Inc., A .........................................................          105,000        37,732,800
      MasterCard Inc., A .....................................................          244,800        36,186,336
(a)   Nuance Communications Inc. .............................................        1,550,000        14,182,500
(a)   Oracle Corp. ...........................................................        2,175,000        39,780,750
      Paychex Inc. ...........................................................        1,050,000        29,967,000


                             52 | Semiannual Report

Franklin Strategic Series

      FRANKLIN FLEX CAP GROWTH FUND                                                  SHARES            VALUE
      -----------------------------                                              --------------   ---------------
      COMMON STOCKS (CONTINUED)
      SOFTWARE & SERVICES (CONTINUED)
(a)   Salesforce.com Inc. ....................................................          550,000   $    17,028,000
      Visa Inc., A ...........................................................          650,000        35,977,500
                                                                                                  ---------------
                                                                                                      376,390,174
                                                                                                  ---------------
      TECHNOLOGY HARDWARE & EQUIPMENT 14.3%
(a)   Apple Inc. .............................................................          467,600        50,309,084
(a)   Cisco Systems Inc. .....................................................        3,000,000        53,310,000
(a)   FLIR Systems Inc. ......................................................        1,933,500        62,065,350
      Hewlett-Packard Co. ....................................................        1,000,000        38,280,000
      QUALCOMM Inc. ..........................................................        1,500,000        57,390,000
(a)   Research In Motion Ltd. (Canada) .......................................          350,000        17,650,500
(a)   Trimble Navigation Ltd. ................................................        1,050,000        21,598,500
                                                                                                  ---------------
                                                                                                      300,603,434
                                                                                                  ---------------
      TELECOMMUNICATION SERVICES 3.5%
(a)   American Tower Corp., A ................................................        1,500,000        48,465,000
(a,b) Anda Networks ..........................................................           36,443            56,487
(a)   NII Holdings Inc. ......................................................        1,000,000        25,760,000
                                                                                                  ---------------
                                                                                                       74,281,487
                                                                                                  ---------------
      TRANSPORTATION 4.6%
      C.H. Robinson Worldwide Inc. ...........................................          741,500        38,394,870
      Canadian National Railway Co. (Canada) .................................          550,000        23,793,000
      Expeditors International of Washington Inc. ............................        1,050,000        34,282,500
                                                                                                  ---------------
                                                                                                       96,470,370
                                                                                                  ---------------
      TOTAL COMMON STOCKS (COST $2,079,342,133) ..............................                      2,033,870,475
                                                                                                  ---------------
      PREFERRED STOCKS (COST $9,999,998) 0.5%
      PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.5%
(a,b) FibroGen Inc., pfd., E .................................................        2,227,171        11,224,942
                                                                                                  ---------------
      TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $2,089,342,131) ..                      2,045,095,417
                                                                                                  ---------------
      SHORT TERM INVESTMENTS (COST $86,841,881) 4.1%
      MONEY MARKET FUNDS 4.1%
(c)   Franklin Institutional Fiduciary Trust Money Market Portfolio, 1.56% ...       86,841,881        86,841,881
                                                                                                  ---------------
      TOTAL INVESTMENTS (COST $2,176,184,012) 101.2% .........................                      2,131,937,298
      OTHER ASSETS, LESS LIABILITIES (1.2)% ..................................                        (25,540,353)
                                                                                                  ---------------
      NET ASSETS 100.0% ......................................................                    $ 2,106,396,945
                                                                                                  ===============

(a)  Non-income producing for the twelve months ended October 31, 2008.

(b)  See Note 8 regarding restricted and illiquid securities.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 53

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN FOCUSED CORE EQUITY FUND

                                                         SIX MONTHS ENDED   PERIOD ENDED
                                                         OCTOBER 31, 2008     APRIL 30,
CLASS A                                                     (UNAUDITED)        2008(a)
-------                                                  ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $  8.69          $ 10.00
                                                             -------          -------
Income from investment operations(b):
   Net investment income(c) ..........................          0.04             0.03
   Net realized and unrealized gains (losses) ........         (2.81)           (1.34)
                                                             -------          -------
Total from investment operations .....................         (2.77)           (1.31)
                                                             -------          -------
Net asset value, end of period .......................       $  5.92          $  8.69
                                                             =======          =======
Total return(d) ......................................        (31.80)%         (13.10)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates ....          4.27%            5.48%
Expenses net of waiver and payments by affiliates ....          1.18%            1.22%
Net investment income ................................          1.05%            0.91%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................       $ 4,184          $ 4,652
Portfolio turnover rate ..............................         28.68%           35.64%

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             54 | Semiannual Report

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

                                                         SIX MONTHS ENDED   PERIOD ENDED
                                                         OCTOBER 31, 2008     APRIL 30,
CLASS C                                                     (UNAUDITED)        2008(a)
-------                                                  ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................        $  8.67         $ 10.00
                                                              -------         -------
Income from investment operations(b):
   Net investment income(c) ..........................             --(d)         0.01
   Net realized and unrealized gains (losses) ........          (2.78)          (1.34)
                                                              -------         -------
Total from investment operations .....................          (2.78)          (1.33)
                                                              -------         -------
Net asset value, end of period .......................        $  5.89         $  8.67
                                                              =======         =======
Total return(e) ......................................         (32.06)%        (13.30)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ....           4.98%           6.11%
Expenses net of waiver and payments by affiliates ....           1.89%           1.85%
Net investment income ................................           0.34%           0.28%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................        $   110         $    41
Portfolio turnover rate ..............................          28.68%          35.64%

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 55

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

                                                         SIX MONTHS ENDED   PERIOD ENDED
                                                         OCTOBER 31, 2008     APRIL 30,
CLASS R                                                     (UNAUDITED)        2008(a)
-------                                                  ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $  8.68          $ 10.00
                                                             -------          -------
Income from investment operations(b):
   Net investment income(c) ..........................          0.04             0.03
   Net realized and unrealized gains (losses) ........         (2.81)           (1.35)
                                                             -------          -------
Total from investment operations .....................         (2.77)           (1.32)
                                                             -------          -------
Net asset value, end of period .......................       $  5.91          $  8.68
                                                             =======          =======
Total return(d) ......................................        (31.91)%         (13.20)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates ....          4.48%            5.65%
Expenses net of waiver and payments by affiliates ....          1.39%            1.39%
Net investment income                                           0.84%            0.74%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................       $     6          $     9
Portfolio turnover rate ..............................         28.68%           35.64%

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             56 | Semiannual Report

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

                                                         SIX MONTHS ENDED   PERIOD ENDED
                                                         OCTOBER 31, 2008     APRIL 30,
ADVISOR CLASS                                               (UNAUDITED)        2008(a)
-------------                                            ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................        $  8.70         $ 10.00
                                                              -------         -------
Income from investment operations(b):
   Net investment income(c) ..........................           0.06            0.04
   Net realized and unrealized gains (losses) ........          (2.82)          (1.34)
                                                              -------         -------
Total from investment operations .....................          (2.76)          (1.30)
                                                              -------         -------
Net asset value, end of period .......................        $  5.94         $  8.70
                                                              =======         =======
Total return(d) ......................................         (31.72)%        (13.00)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates ....           3.98%           5.15%
Expenses net of waiver and payments by affiliates ....           0.89%           0.89%
Net investment income ................................           1.34%           1.24%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................        $   109         $   171
Portfolio turnover rate ..............................          28.68%          35.64%

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 57

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008 (UNAUDITED)

    FRANKLIN FOCUSED CORE EQUITY FUND                      COUNTRY      SHARES      VALUE
    ---------------------------------                   -------------   ------   ----------
    COMMON STOCKS 97.4%
    CONSUMER DISCRETIONARY 12.1%
    Abercrombie & Fitch Co., A ......................   United States    2,960   $   85,722
    CBS Corp., B ....................................   United States    4,920       47,773
    Harley-Davidson Inc. ............................   United States    4,080       99,878
    Harman International Industries Inc. ............   United States    3,800       69,806
(a) R.H. Donnelley Corp. ............................   United States   13,440       11,424
    The Sherwin-Williams Co. ........................   United States    1,500       85,365
    Target Corp. ....................................   United States    3,340      134,001
                                                                                 ----------
                                                                                    533,969
                                                                                 ----------
    CONSUMER STAPLES 11.1%
    Bunge Ltd. ......................................   United States    5,080      195,123
    CVS Caremark Corp. ..............................   United States    1,450       44,443
(a) Hansen Natural Corp. ............................   United States    4,370      110,648
    Walgreen Co. ....................................   United States    5,520      140,539
                                                                                 ----------
                                                                                    490,753
                                                                                 ----------
    ENERGY 11.4%
    Chesapeake Energy Corp. .........................   United States    1,190       26,144
    Marathon Oil Corp. ..............................   United States    7,370      214,467
    Petroplus Holdings AG ...........................    Switzerland     8,033      212,726
(a) SEACOR Holdings Inc. ............................   United States      700       47,019
                                                                                 ----------
                                                                                    500,356
                                                                                 ----------
    FINANCIALS 7.2%
    American Express Co. ............................   United States    3,150       86,625
    CapitalSource Inc. ..............................   United States    8,200       60,680
    Discover Financial Services .....................   United States    9,160      112,210
    iStar Financial Inc. ............................   United States    5,400        5,832
    Legg Mason Inc. .................................   United States    2,340       51,925
                                                                                 ----------
                                                                                    317,272
                                                                                 ----------
    HEALTH CARE 20.6%
(a) Advanced Medical Optics Inc. ....................   United States    4,010       24,742
(a) Genentech Inc. ..................................   United States    1,840      152,609
    Merck & Co. Inc. ................................   United States    5,370      166,201
(a) Mylan Inc. ......................................   United States   16,040      137,463
    Roche Holding AG ................................    Switzerland     1,340      204,358
    Schering-Plough Corp. ...........................   United States   15,400      223,146
                                                                                 ----------
                                                                                    908,519
                                                                                 ----------
    INDUSTRIALS 10.1%
    3M Co. ..........................................   United States    1,350       86,805
    Avery Dennison Corp. ............................   United States    1,650       57,783
    The Boeing Co. ..................................   United States    1,430       74,746
    Precision Castparts Corp. .......................   United States    2,140      138,693
    Rockwell Collins Inc. ...........................   United States    2,320       86,374
                                                                                 ----------
                                                                                    444,401
                                                                                 ----------


                             58 | Semiannual Report

Franklin Strategic Series

    FRANKLIN FOCUSED CORE EQUITY FUND                      COUNTRY      SHARES      VALUE
    ---------------------------------                   -------------   ------   ----------
    COMMON STOCKS (CONTINUED)
    INFORMATION TECHNOLOGY 16.0%
(a) Apple Inc. ......................................   United States      420   $   45,188
(a) Autodesk Inc. ...................................   United States    5,970      127,221
    Corning Inc. ....................................   United States    3,580       38,771
(a) Lam Research Corp. ..............................   United States    5,190      116,048
    MasterCard Inc., A ..............................   United States      560       82,779
    Maxim Integrated Products Inc. ..................   United States   11,500      156,400
    Nokia Corp., ADR ................................      Finland       5,220       79,240
(a) VeriFone Holdings Inc. ..........................   United States    5,170       58,731
                                                                                 ----------
                                                                                    704,378
                                                                                 ----------
    MATERIALS 5.3%
    Alcoa Inc. ......................................   United States    1,870       21,524
    Celanese Corp., A ...............................   United States   15,190      210,533
(a) Intrepid Potash Inc. ............................   United States       90        1,957
                                                                                 ----------
                                                                                    234,014
                                                                                 ----------
    TELECOMMUNICATION SERVICES 3.6%
(a) NII Holdings Inc. ...............................   United States    6,200      159,712
                                                                                 ----------
    TOTAL COMMON STOCKS (COST $6,651,842) ...........                             4,293,374
                                                                                 ----------
    SHORT TERM INVESTMENTS (COST $75,345) 1.7%
    MONEY MARKET FUNDS 1.7%
(b) Franklin Institutional Fiduciary Trust Money
       Market Portfolio, 1.56% ......................   United States   75,345       75,345
                                                                                 ----------
    TOTAL INVESTMENTS (COST $6,727,187) 99.1% .......                             4,368,719
    OTHER ASSETS, LESS LIABILITIES 0.9% .............                                40,230
                                                                                 ----------
    NET ASSETS 100.0% ...............................                            $4,408,949
                                                                                 ==========

See Selected Portfolio Abbreviations on page 84.

(a)  Non-income producing for the twelve months ended October 31, 2008.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 59

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN GROWTH OPPORTUNITIES FUND

                                                         SIX MONTHS
                                                           ENDED
                                                        OCTOBER 31,                        YEAR ENDED APRIL 30,
                                                            2008      --------------------------------------------------------------
CLASS A                                                 (UNAUDITED)     2008          2007          2006         2005         2004
-------                                                 -----------   --------      --------      --------     -------     ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................   $  20.06      $  18.54      $  18.30      $  13.33     $ 12.57     $  9.50
                                                        --------      --------      --------      --------     -------     -------
Income from investment operations(a):
   Net investment income (loss)(b) ..................      (0.08)        (0.15)        (0.12)        (0.15)      (0.14)      (0.15)
   Net realized and unrealized gains (losses) .......      (6.25)         1.67          0.36          5.12        0.90        3.22
                                                        --------      --------      --------      --------     -------     -------
Total from investment operations ....................      (6.33)         1.52          0.24          4.97        0.76        3.07
Redemption fees(c) ..................................         --(d)         --(d)         --(d)         --(d)       --(d)       --
                                                        --------      --------      --------      --------     -------     -------
Net asset value, end of period ......................   $  13.73      $  20.06      $  18.54      $  18.30     $ 13.33     $ 12.57
Total return(e) .....................................     (31.56)%        8.20%         1.31%        37.28%       6.05%      32.32%
                                                        ========      ========      ========      ========     =======     =======
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ............................................       1.28%(g)      1.27%(g)      1.38%(g)     1.39%(g)     1.51%(g)    1.62%
Net investment income (loss) ........................      (0.82)%       (0.77)%       (0.70)%       (0.92)%     (1.05)%     (1.26)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................   $102,140      $137,313      $105,407      $113,713     $80,611     $86,983
Portfolio turnover rate .............................      46.03%       133.58%       176.15%       183.31%     157.48%     114.66%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             60 | Semiannual Report

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND

                                                        SIX MONTHS
                                                           ENDED
                                                        OCTOBER 31,                        YEAR ENDED APRIL 30,
                                                            2008      --------------------------------------------------------------
CLASS B                                                 (UNAUDITED)     2008          2007          2006         2005         2004
-------                                                 -----------   --------      --------      --------     -------     ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $ 18.95     $  17.64       $ 17.53      $ 12.87      $ 12.22     $  9.30
                                                        ---------     --------      --------      --------     -------     -------
Income from investment operations(a):
   Net investment income (loss)(b) ..................       (0.13)       (0.28)        (0.23)       (0.26)       (0.23)      (0.22)
   Net realized and unrealized gains (losses) .......       (5.89)        1.59          0.34         4.92         0.88        3.14
                                                        ---------     --------      --------      -------      -------     -------
Total from investment operations ....................       (6.02)        1.31          0.11         4.66         0.65        2.92
                                                        ---------     --------      --------      -------      -------     -------
Redemption fees(c) ..................................          --(d)        --(d)         --(d)        --(d)        --(d)       --
                                                        ---------     --------      --------      -------      -------     -------
Net asset value, end of period ......................     $ 12.93     $  18.95       $ 17.64      $ 17.53      $ 12.87     ($12.22)
                                                        ---------     --------      --------      -------      -------     -------
Total return(e) .....................................      (31.82)%       7.43%         0.63%       36.21%        5.32%      31.40%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ............................................        1.97%(g)     1.99%(g)      2.08%(g)     2.13%(g)     2.21%(g)    2.28%
Net investment income (loss) ........................       (1.51)%      (1.49)%       (1.40)%      (1.66)%      (1.75)%     (1.92)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................     $ 6,640      $11,528       $15,638      $19,508      $17,017     $18,059
Portfolio turnover rate .............................       46.03%      133.58%       176.15%      183.31%      157.48%     114.66%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 61

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND

                                                        SIX MONTHS
                                                           ENDED
                                                        OCTOBER 31,                        YEAR ENDED APRIL 30,
                                                            2008      --------------------------------------------------------------
CLASS C                                                 (UNAUDITED)     2008          2007          2006         2005         2004
-------                                                 -----------   --------      --------      --------     -------     ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $ 18.91      $ 17.61       $ 17.49       $ 12.84     $ 12.19     $  9.28
                                                          -------      -------       -------       -------     -------     -------
Income from investment operations(a):
   Net investment income (loss)(b) ..................       (0.13)       (0.28)        (0.23)        (0.26)      (0.23)      (0.22)
   Net realized and unrealized gains (losses) .......       (5.88)        1.58          0.35          4.91        0.88        3.13
                                                          -------      -------       -------       -------     -------     -------
Total from investment operations ....................       (6.01)        1.30          0.12          4.65        0.65        2.91
                                                          -------      -------       -------       -------     -------     -------
Redemption fees(c) ..................................          --(d)        --(d)         --(d)         --(d)       --(d)       --
                                                          -------      -------       -------       -------     -------     -------
Net asset value, end of period ......................     $ 12.90      $ 18.91       $ 17.61       $ 17.49     $ 12.84     $ 12.19
                                                          =======      =======       =======       =======     =======     =======
Total return(e) .....................................      (31.83)%       7.38%         0.69%        36.21%       5.33%      31.36%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ............................................        1.99%(g)     1.99%(g)      2.09%(g)      2.14%(g)    2.22%(g)    2.29%
Net investment income (loss) ........................       (1.53)%      (1.49)%       (1.41)%       (1.67)%     (1.76)%     (1.93)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................     $28,672      $40,253       $31,518       $31,167     $24,450     $30,054
Portfolio turnover rate .............................       46.03%      133.58%       176.15%       183.31%     157.48%     114.66%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             62 | Semiannual Report

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND

                                                        SIX MONTHS
                                                           ENDED
                                                        OCTOBER 31,                        YEAR ENDED APRIL 30,
                                                            2008      --------------------------------------------------------------
CLASS R                                                 (UNAUDITED)     2008          2007          2006         2005         2004
-------                                                 -----------   --------      --------      --------     -------     ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $ 19.80     $ 18.33        $ 18.12      $ 13.24      $ 12.51     $  9.47
                                                          -------     -------        -------      -------      -------     -------
Income from investment operations(a):
   Net investment income (loss)(b) ..................       (0.09)      (0.20)         (0.16)       (0.19)       (0.17)      (0.17)
   Net realized and unrealized gains (losses) .......       (6.17)       1.67           0.37         5.07         0.90        3.21
                                                          -------     -------        -------      -------      -------     -------
Total from investment operations ....................       (6.26)       1.47           0.21         4.88         0.73        3.04
                                                          -------     -------        -------      -------      -------     -------
Redemption fees(c) ..................................          --(d)       --(d)          --(d)        --(d)        --(d)       --
                                                          -------     -------        -------      -------      -------     -------
Net asset value, end of period ......................     $ 13.54     $ 19.80        $ 18.33      $ 18.12      $ 13.24     $ 12.51
                                                          =======     =======        =======      =======      =======     =======
Total return(e) .....................................      (31.67)%      8.02%          1.16%       36.86%        5.84%      32.10%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ............................................        1.49%(g)    1.49%(g)       1.59%(g)     1.64%(g)     1.72%(g)    1.79%
Net investment income (loss) ........................       (1.03)%     (0.99)%        (0.91)%      (1.17)%      (1.26)%     (1.43)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................     $ 5,911     $ 7,863        $ 7,413      $ 5,171      $ 3,041     $ 1,761
Portfolio turnover rate .............................       46.03%     133.58%        176.15%      183.31%      157.48%     114.66%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 63

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND

                                                        SIX MONTHS
                                                           ENDED
                                                        OCTOBER 31,                        YEAR ENDED APRIL 30,
                                                            2008      --------------------------------------------------------------
ADVISOR CLASS                                           (UNAUDITED)     2008          2007          2006         2005        2004
-------------                                           -----------   --------      --------      --------     -------     ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $ 20.60     $  18.99       $ 18.68      $ 13.58      $ 12.77     $  9.62
                                                          -------     --------       -------      -------      -------     -------
Income from investment operations(a):
   Net investment income (loss)(b) ..................       (0.05)       (0.10)        (0.07)       (0.11)       (0.10)      (0.11)
   Net realized and unrealized gains (losses) .......       (6.41)        1.71          0.38         5.21         0.91        3.26
                                                          -------     --------       -------      -------      -------     -------
Total from investment operations ....................       (6.46)        1.61          0.31         5.10         0.81        3.15
                                                          -------     --------       -------      -------      -------     -------
Redemption fees(c) ..................................          --(d)        --(d)         --(d)        --(d)        --(d)       --
                                                          -------     --------       -------      -------      -------     -------
Net asset value, end of period ......................     $ 14.14     $  20.60       $ 18.99      $ 18.68      $ 13.58     $ 12.77
                                                          =======     ========       =======      =======      =======     =======
Total return(e) .....................................      (31.41)%       8.48%         1.66%       37.56%        6.34%      32.74%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ............................................        0.99%(g)     0.99%(g)      1.09%(g)     1.14%(g)     1.22%(g)    1.29%
Net investment income (loss)                                (0.53)%      (0.49)%       (0.41)%      (0.67)%      (0.76)%     (0.93)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................     $78,881     $101,885       $85,486      $36,744      $22,731     $22,374
Portfolio turnover rate .............................       46.03%      133.58%       176.15%      183.31%      157.48%     114.66%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             64 | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008 (UNAUDITED)

      FRANKLIN GROWTH OPPORTUNITIES FUND                                         COUNTRY      SHARES/WARRANTS       VALUE
      ----------------------------------                                      -------------   ---------------   -------------
      COMMON STOCKS AND WARRANTS 96.9%
      CONSUMER DISCRETIONARY 7.2%
(a)   Amazon.com Inc. .....................................................   United States          18,400     $   1,053,216
(a)   Chipotle Mexican Grill Inc., B ......................................   United States          21,000           898,170
      Guess? Inc. .........................................................   United States          92,100         2,005,017
(a)   ITT Educational Services Inc. .......................................   United States          53,200         4,662,980
      Strayer Education Inc. ..............................................   United States          28,700         6,493,949
(a)   WMS Industries Inc. .................................................   United States          31,000           775,000
                                                                                                                -------------
                                                                                                                   15,888,332
                                                                                                                -------------
      CONSUMER STAPLES 1.3%
      Bunge Ltd. ..........................................................   United States          25,000           960,250
(a)   Hansen Natural Corp. ................................................   United States          77,300         1,957,236
                                                                                                                -------------
                                                                                                                    2,917,486
                                                                                                                -------------
      ENERGY 7.9%
(a)   FMC Technologies Inc. ...............................................   United States          79,880         2,795,001
(a)   McMoRan Exploration Co. .............................................   United States         101,300         1,437,447
(a)   Petrohawk Energy Corp. ..............................................   United States         162,100         3,071,795
      Schlumberger Ltd. ...................................................   United States          40,980         2,116,617
(a)   Southwestern Energy Co. .............................................   United States          64,000         2,279,680
(a)   T-3 Energy Services Inc. ............................................   United States          63,500         1,530,985
(a)   Weatherford International Ltd. ......................................   United States         182,900         3,087,352
      XTO Energy Inc. .....................................................   United States          31,100         1,118,045
                                                                                                                -------------
                                                                                                                   17,436,922
                                                                                                                -------------
      FINANCIALS 2.9%
      BlackRock Inc. ......................................................   United States          32,580         4,279,057
(a)   MSCI Inc. Class A ...................................................   United States         130,500         2,249,820
                                                                                                                -------------
                                                                                                                    6,528,877
                                                                                                                -------------
      HEALTH CARE 23.9%
      Alcon Inc. ..........................................................    Switzerland           10,500           925,260
(a)   Celgene Corp. .......................................................   United States         156,600        10,063,116
(a)   Covance Inc. ........................................................   United States          39,160         1,958,000
(a)   Genentech Inc. ......................................................   United States          79,400         6,585,436
(a)   Genzyme Corp. .......................................................   United States          31,800         2,317,584
(a)   Gilead Sciences Inc. ................................................   United States         189,660         8,695,911
(a)   Illumina Inc. .......................................................   United States          66,000         2,034,780
(a)   MWI Veterinary Supply Inc. ..........................................   United States          34,744         1,203,185
(a)   Myriad Genetics Inc. ................................................   United States          88,090         5,557,598
(a)   NuVasive Inc. .......................................................   United States          34,500         1,624,605
      Perrigo Co. .........................................................   United States          87,900         2,988,600
(a)   Psychiatric Solutions Inc. ..........................................   United States          75,200         2,503,408
      Roche Holding AG, ADR ...............................................    Switzerland           42,800         3,244,240
(a)   Sequenom Inc. .......................................................   United States         194,900         3,508,200
                                                                                                                -------------
                                                                                                                   53,209,923
                                                                                                                -------------
      INDUSTRIALS 13.1%
      ABB Ltd., ADR .......................................................    Switzerland          173,100         2,276,265
      AMETEK Inc. .........................................................   United States          75,600         2,513,700
(a)   BE Aerospace Inc. ...................................................   United States          93,800         1,207,206


                             Semiannual Report | 65

Franklin Strategic Series

      FRANKLIN GROWTH OPPORTUNITIES FUND                                         COUNTRY      SHARES/WARRANTS       VALUE
      ----------------------------------                                      -------------   ---------------   -------------
      COMMON STOCKS AND WARRANTS (CONTINUED)
      INDUSTRIALS (CONTINUED)
      C.H. Robinson Worldwide Inc. ........................................   United States         102,030     $   5,283,113
      Copa Holdings SA ....................................................      Panama              15,486           392,880
(a)   Energy Conversion Devices Inc. ......................................   United States          28,800           983,232
(a)   First Solar Inc. ....................................................   United States           7,700         1,106,490
(a)   FTI Consulting Inc. .................................................   United States          16,600           966,950
(a)   Huron Consulting Group Inc. .........................................   United States          58,300         3,169,771
(a)   Jacobs Engineering Group Inc. .......................................   United States          60,234         2,194,325
      Precision Castparts Corp. ...........................................   United States          84,830         5,497,832
(a)   Ryanair Holdings PLC, ADR ...........................................      Ireland            120,900         2,692,443
(a)   SunPower Corp., A ...................................................   United States          22,900           894,474
                                                                                                                -------------
                                                                                                                   29,178,681
                                                                                                                -------------
      INFORMATION TECHNOLOGY 31.3%
(a)   Activision Blizzard Inc. ............................................   United States         464,100         5,782,686
(a)   Adobe Systems Inc. ..................................................   United States          79,300         2,112,552
(a)   Alliance Data Systems Corp. .........................................   United States          38,505         1,931,411
(a)   ANSYS Inc. ..........................................................   United States          68,000         1,946,840
(a)   Apple Inc. ..........................................................   United States          69,900         7,520,541
(a)   Cisco Systems Inc. ..................................................   United States         133,000         2,363,410
(a)   Concur Technologies Inc. ............................................   United States         131,350         3,313,960
(a)   DealerTrack Holdings Inc. ...........................................   United States          73,100           784,363
(a,b) Dilithium Networks Inc., wts., 3/20/09 ..............................   United States          12,447                --
(a)   Dolby Laboratories Inc., A ..........................................   United States          38,200         1,205,974
(a)   Equinix Inc. ........................................................   United States          27,700         1,729,034
(a)   FLIR Systems Inc. ...................................................   United States         245,600         7,883,760
(a)   FormFactor Inc. .....................................................   United States         104,400         1,818,648
(a)   Google Inc., A ......................................................   United States          14,590         5,243,062
      Harris Corp. ........................................................   United States          57,130         2,053,824
(a)   Infinera Corp. ......................................................   United States          70,600           549,268
      MasterCard Inc., A ..................................................   United States          29,400         4,345,908
(a)   MercadoLibre Inc. ...................................................     Argentina            57,600           787,392
      QUALCOMM Inc. .......................................................   United States         230,180         8,806,687
(a)   Riverbed Technology Inc. ............................................   United States         154,385         1,934,444
(a)   Tandberg ASA ........................................................      Norway              97,000         1,193,190
(a)   Trimble Navigation Ltd. .............................................   United States          96,640         1,987,885
      Visa Inc., A ........................................................   United States          77,200         4,273,020
                                                                                                                -------------
                                                                                                                   69,567,859
                                                                                                                -------------
      MATERIALS 1.0%
      Monsanto Co. ........................................................   United States          25,500         2,268,990
                                                                                                                -------------
      TELECOMMUNICATION SERVICES 8.3%
(a)   MetroPCS Communications Inc. ........................................   United States         166,200         2,283,588
(a)   NII Holdings Inc. ...................................................   United States         259,580         6,686,781
(a)   SBA Communications Corp. ............................................   United States         446,560         9,373,294
                                                                                                                -------------
                                                                                                                   18,343,663
                                                                                                                -------------
      TOTAL COMMON STOCKS AND WARRANTS (COST $227,308,657) ................                                       215,340,733
                                                                                                                -------------


                             66 | Semiannual Report

Franklin Strategic Series

      FRANKLIN GROWTH OPPORTUNITIES FUND                                         COUNTRY      SHARES/WARRANTS       VALUE
      ----------------------------------                                      -------------   ---------------   -------------
      PREFERRED STOCKS 0.4%
      INFORMATION TECHNOLOGY 0.4%
(a,b) Dilithium Networks Inc., depository receipt, D, pfd., 144A, PIPES ...   United States         374,806     $     873,298
(a,b) Dilithium Networks Inc., pfd., D, 11.00%, 3/20/09 ...................   United States          14,501            14,501
                                                                                                                -------------
      TOTAL PREFERRED STOCKS (COST $887,801) ..............................                                           887,799
                                                                                                                -------------
      TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
         (COST $228,196,458) ..............................................                                       216,228,532
                                                                                                                -------------
      SHORT TERM INVESTMENTS (COST $12,323,055) 5.5%
      MONEY MARKET FUNDS 5.5%
(c)   Franklin Institutional Fiduciary Trust Money Market Portfolio,
         1.56% ............................................................   United States      12,323,055        12,323,055
                                                                                                                -------------
      TOTAL INVESTMENTS (COST $240,519,513) 102.8% ........................                                       228,551,587
      OTHER ASSETS, LESS LIABILITIES (2.8)% ...............................                                        (6,307,190)
                                                                                                                -------------
      NET ASSETS 100.0% ...................................................                                     $ 222,244,397
                                                                                                                =============

See Selected Portfolio Abbreviations on page 84.

(a)  Non-income producing for the twelve months ended October 31, 2008.

(b)  See Note 8 regarding restricted and illiquid securities.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 67

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP GROWTH FUND

                                                   SIX MONTHS
                                                      ENDED
                                                     OCTOBER                           YEAR ENDED APRIL 30,
                                                     31, 2008    ----------------------------------------------------------------
CLASS A                                            (UNAUDITED)     2008          2007          2006          2005          2004
-------                                            -----------   --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $   9.09      $  13.05      $  13.90      $  10.63      $  10.55      $   7.46
                                                   --------      --------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income (loss)(b) .............      (0.04)        (0.09)        (0.10)        (0.08)        (0.09)        (0.07)
   Net realized and unrealized gains (losses) ..      (2.53)        (1.59)         0.58          3.35          0.17          3.16
                                                   --------      --------      --------      --------      --------      --------
Total from investment operations ...............      (2.57)        (1.68)         0.48          3.27          0.08          3.09
                                                   --------      --------      --------      --------      --------      --------
Less distributions from net realized gains .....         --         (2.28)        (1.33)           --            --            --
                                                   --------      --------      --------      --------      --------      --------
Redemption fees(c) .............................         --(d)         --(d)         --(d)         --(d)         --(d)         --
                                                   --------      --------      --------      --------      --------      --------
Net asset value, end of period .................   $   6.52      $   9.09      $  13.05      $  13.90      $  10.63      $  10.55
                                                   ========      ========      ========      ========      ========      ========
Total return(e) ................................     (28.27)%      (14.73)%        4.02%        30.76%         0.76%        41.42%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................       1.33%(g)      1.17%(g)      1.20%(g)      1.16%(g)      1.15%(g)      1.08%
Net investment income (loss) ...................      (0.91)%       (0.72)%       (0.77)%       (0.61)%       (0.84)%       (0.70)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............   $166,308      $274,142      $549,733      $693,084      $765,216      $908,599
Portfolio turnover rate ........................      21.36%        48.52%        51.49%        44.34%        46.35%        47.08%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             68 | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                                   SIX MONTHS
                                                      ENDED
                                                     OCTOBER                          YEAR ENDED APRIL 30,
                                                     31, 2008    --------------------------------------------------------------
CLASS B                                            (UNAUDITED)     2008         2007         2006          2005          2004
-------                                            -----------   --------     -------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........    $  8.43      $ 12.35      $ 13.32      $  10.26      $  10.27         $7.33
                                                    -------      -------      -------      --------      --------      --------
Income from investment operations(a):
   Net investment income (loss)(b) .............      (0.06)       (0.16)       (0.18)        (0.16)        (0.17)        (0.15)
   Net realized and unrealized gains (losses) ..      (2.35)       (1.48)        0.54          3.22          0.16          3.09
                                                    -------      -------      -------      --------      --------      --------
Total from investment operations ...............      (2.41)       (1.64)        0.36          3.06         (0.01)         2.94
                                                    -------      -------      -------      --------      --------      --------
Less distributions from net realized gains .....         --        (2.28)       (1.33)           --            --            --
                                                    -------      -------      -------      --------      --------      --------
Redemption fees(c) .............................         --(d)        --(d)        --(d)         --(d)         --(d)         --
                                                    -------      -------      -------      --------      --------      --------
Net asset value, end of period .................    $  6.02      $  8.43      $ 12.35      $  13.32      $  10.26      $  10.27
                                                    =======      =======      =======      ========      ========      ========
Total return(e) ................................     (28.59)%     (15.27)%       3.27%        29.82%        (0.10)%       40.11%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................       2.03%(g)     1.92%(g)     1.96%(g)      1.91%(g)      1.91%(g)      1.92%
Net investment income (loss) ...................      (1.61)%      (1.47)%      (1.53)%       (1.36)%       (1.60)%       (1.54)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............    $26,016      $52,465      $85,684      $111,458      $105,070      $122,004
Portfolio turnover rate ........................      21.36%       48.52%       51.49%        44.34%        46.35%        47.08%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 69

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                                   SIX MONTHS
                                                      ENDED
                                                     OCTOBER                           YEAR ENDED APRIL 30,
                                                     31, 2008    ---------------------------------------------------------------
CLASS C                                            (UNAUDITED)     2008         2007          2006          2005          2004
-------                                            -----------   -------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........    $  8.43      $ 12.36      $  13.33      $  10.27      $  10.27      $   7.33
                                                    -------      -------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income (loss)(b) .............      (0.07)       (0.16)        (0.18)        (0.16)        (0.17)        (0.15)
   Net realized and unrealized gains (losses) ..      (2.33)       (1.49)         0.54          3.22          0.17          3.09
                                                    -------      -------      --------      --------      --------      --------
Total from investment operations ...............      (2.40)       (1.65)         0.36          3.06            --          2.94
                                                    -------      -------      --------      --------      --------      --------
Less distributions from net realized gains .....         --        (2.28)        (1.33)           --            --            --
                                                    -------      -------      --------      --------      --------      --------
Redemption fees(c) .............................         --(d)        --(d)         --(d)         --(d)         --(d)         --
                                                    -------      -------      --------      --------      --------      --------
Net asset value, end of period .................    $  6.03      $  8.43      $  12.36      $  13.33      $  10.27      $  10.27
                                                    =======      =======      ========      ========      ========      ========
Total return(e) ................................     (28.59)%     (15.35)%        3.27%        29.80%           --%        40.11%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................       2.03%(g)     1.92%(g)      1.95%(g)      1.92%(g)      1.91%(g)      1.92%
Net investment income (loss) ...................      (1.61)%      (1.47)%       (1.52)%       (1.37)%       (1.60)%       (1.54)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............    $46,473      $75,846      $120,900      $170,159      $164,117      $200,037
Portfolio turnover rate ........................      21.36%       48.52%        51.49%        44.34%        46.35%        47.08%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             70 | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                                   SIX MONTHS
                                                      ENDED
                                                     OCTOBER                       YEAR ENDED APRIL 30,
                                                     31, 2008    -------------------------------------------------------
CLASS R                                            (UNAUDITED)     2008        2007        2006        2005        2004
-------                                            -----------   -------      ------      ------      ------      ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $  8.91       $ 12.86      $13.75      $10.54      $10.49      $ 7.45
                                                   -------       -------      ------      ------      ------      ------
Income from investment operations(a):
   Net investment income (loss)(b) .............     (0.05)        (0.11)      (0.13)      (0.11)      (0.12)      (0.10)
   Net realized and unrealized gains (losses) ..     (2.48)        (1.56)       0.57        3.32        0.17        3.14
                                                   -------       -------      ------      ------      ------      ------
Total from investment operations ...............     (2.53)        (1.67)       0.44        3.21        0.05        3.04
                                                   -------       -------      ------      ------      ------      ------
Less distributions from net realized gains .....        --         (2.28)      (1.33)         --          --          --
                                                   -------       -------      ------      ------      ------      ------
Redemption fees(c) .............................        --(d)         --(d)       --(d)       --(d)       --(d)       --
                                                   -------       -------      ------      ------      ------      ------
Net asset value, end of period .................   $  6.38       $  8.91      $12.86      $13.75      $10.54      $10.49
                                                   =======       =======      ======      ======      ======      ======
Total return(e) ................................    (28.40)%      (14.87)%      3.77%      30.46%       0.48%      40.81%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................      1.53%(g)      1.42%(g)    1.46%(g)    1.42%(g)    1.41%(g)    1.42%
Net investment income (loss) ...................     (1.11)%       (0.97)%     (1.03)%     (0.87)%     (1.10)%     (1.04)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............   $ 1,901       $ 3,166      $5,759      $6,328      $4,392      $4,542
Portfolio turnover rate ........................     21.36%        48.52%      51.49%      44.34%      46.35%      47.08%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report  | 71

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                                   SIX MONTHS
                                                      ENDED
                                                     OCTOBER                           YEAR ENDED APRIL 30,
                                                     31, 2008    ----------------------------------------------------------------
ADVISOR CLASS                                      (UNAUDITED)     2008          2007          2006          2005          2004
-------------                                      -----------   --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........   $   9.37      $  13.34      $  14.15      $  10.79      $  10.69      $   7.55
                                                   --------      --------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income (loss)(b) .............      (0.03)        (0.05)        (0.07)        (0.05)        (0.07)        (0.05)
   Net realized and unrealized gains (losses) ..      (2.61)        (1.64)         0.59          3.41          0.17          3.19
                                                   --------      --------      --------      --------      --------      --------
Total from investment operations ...............      (2.64)        (1.69)         0.52          3.36          0.10          3.14
                                                   --------      --------      --------      --------      --------      --------
Less distributions from net realized gains .....         --         (2.28)        (1.33)           --            --            --
                                                   --------      --------      --------      --------      --------      --------
Redemption fees(c) .............................         --(d)         --(d)         --(d)         --(d)         --(d)         --
                                                   --------      --------      --------      --------      --------      --------
Net asset value, end of period .................   $   6.73      $   9.37      $  13.34      $  14.15      $  10.79      $  10.69
                                                   ========      ========      ========      ========      ========      ========
Total return(e) ................................     (28.18)%      (14.46)%        4.24%        31.14%         0.94%        41.59%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................       1.03%(g)      0.92%(g)      0.96%(g)      0.92%(g)      0.91%(g)      0.92%
Net investment income (loss) ...................      (0.61)%       (0.47)%       (0.53)%       (0.37)%       (0.60)%       (0.54)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............   $145,040      $220,857      $325,425      $326,475      $235,101      $211,271
Portfolio turnover rate ........................      21.36%        48.52%        51.49%        44.34%        46.35%        47.08%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             72 | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008 (UNAUDITED)

       FRANKLIN SMALL CAP GROWTH FUND                                 SHARES        VALUE
       ------------------------------                               ----------   ------------
       COMMON STOCKS 96.3%
       CONSUMER DISCRETIONARY 12.8%
   (a) Drew Industries Inc. .....................................      266,500   $  3,224,651
   (a) FGX International Holdings Ltd.
          (Virgin Islands (British)) ............................      602,100      6,623,100
   (a) Gaiam Inc., A ............................................      310,200      2,543,640
   (a) K12 Inc. .................................................      150,200      4,130,500
   (a) Lions Gate Entertainment Corp. ...........................      801,400      5,609,800
   (a) Panera Bread Co. .........................................       44,800      2,021,376
   (a) Shuffle Master Inc. ......................................    1,315,000      5,075,900
   (a) Shutterfly Inc. ..........................................       39,756        303,338
       Strayer Education Inc. ...................................       29,000      6,561,830
   (a) Tenneco Inc. .............................................      290,700      1,427,337
   (a) Tractor Supply Co. .......................................      136,600      5,677,096
   (a) Universal Technical Institute Inc. .......................      372,400      6,144,600
                                                                                 ------------
                                                                                   49,343,168
                                                                                 ------------
       CONSUMER STAPLES 4.0%
   (a) Hain Celestial Group Inc. ................................      333,200      7,743,568
   (a) Hansen Natural Corp. .....................................      236,300      5,983,116
   (a) TreeHouse Foods Inc. .....................................       56,700      1,715,742
                                                                                 ------------
                                                                                   15,442,426
                                                                                 ------------
       ENERGY 7.2%
   (a) Bill Barrett Corp. .......................................      170,700      3,482,280
   (a) Carrizo Oil & Gas Inc. ...................................      202,400      4,734,136
   (a) Dril-Quip Inc. ...........................................      111,800      2,761,460
   (a) Helix Energy Solutions Group Inc. ........................      204,800      2,162,688
   (a) Mariner Energy Inc. ......................................      453,500      6,525,865
   (a) McMoRan Exploration Co. ..................................      323,100      4,584,789
   (a) Superior Energy Services Inc. ............................      160,500      3,421,860
                                                                                 ------------
                                                                                   27,673,078
                                                                                 ------------
       FINANCIALS 3.2%
       Assured Guaranty Ltd. ....................................      178,500      2,004,555
       FelCor Lodging Trust Inc. ................................      563,100      1,694,931
       iStar Financial Inc. .....................................      467,400        504,792
   (a) MSCI Inc. Class A ........................................      195,200      3,365,248
       optionsXpress Holdings Inc. ..............................      210,600      3,740,256
       Waddell & Reed Financial Inc., A .........................       82,600      1,199,352
                                                                                 ------------
                                                                                   12,509,134
                                                                                 ------------
       HEALTH CARE 15.0%
   (a) American Medical Systems Holdings Inc. ...................      595,600      6,444,392
   (a) Angiotech Pharmaceuticals Inc. ...........................    1,059,182        307,163
   (a) Cadence Pharmaceuticals Inc. .............................      438,700      2,864,711
   (a) Dexcom Inc. ..............................................      577,400      2,609,848
(a, b) Impax Laboratories Inc. ..................................      257,100      1,828,495
   (a) K-V Pharmaceutical Co., A ................................      301,200      5,120,400
   (a) MWI Veterinary Supply Inc. ...............................      109,300      3,785,059
   (a) Myriad Genetics Inc. .....................................      110,300      6,958,827


                             Semiannual Report | 73

Franklin Strategic Series

       FRANKLIN SMALL CAP GROWTH FUND                                 SHARES        VALUE
       ------------------------------                               ----------   ------------
       COMMON STOCKS (CONTINUED)
       HEALTH CARE (CONTINUED)
   (a) PAREXEL International Corp. ..............................      324,300   $  3,372,720
   (a) Penwest Pharmaceuticals Co. ..............................      547,800        684,750
   (a) Psychiatric Solutions Inc. ...............................      314,400     10,466,376
   (a) Sequenom Inc. ............................................      394,800      7,106,400
   (a) Varian Inc. ..............................................       50,600      1,864,610
   (a) VCA Antech Inc. ..........................................      244,000      4,416,400
                                                                                 ------------
                                                                                   57,830,151
                                                                                 ------------
       INDUSTRIALS 11.4%
   (a) Allegiant Travel Co. .....................................      184,200      7,336,686
       Applied Signal Technology Inc. ...........................       52,900        947,968
   (a) BE Aerospace Inc. ........................................      301,600      3,881,592
   (a) Force Protection Inc. ....................................      952,900      2,658,591
   (a) FTI Consulting Inc. ......................................       72,000      4,194,000
   (a) Huron Consulting Group Inc. ..............................      146,100      7,943,457
   (a) Mobile Mini Inc. .........................................      347,000      5,829,600
   (a) Orbital Sciences Corp. ...................................      206,800      4,237,332
       Pacer International Inc. .................................      119,100      1,344,639
   (a) Stanley Inc. .............................................      135,400      4,638,804
   (a) Yingli Green Energy Holding Co Ltd., ADR (China) .........      199,000      1,048,730
                                                                                 ------------
                                                                                   44,061,399
                                                                                 ------------
       INFORMATION TECHNOLOGY 39.4%
   (a) Advanced Analogic Technologies Inc. ......................      541,200      1,629,012
   (a) ANSYS Inc. ...............................................      202,400      5,794,712
   (a) Atheros Communications ...................................      291,900      5,245,443
   (a) Bottomline Technologies Inc. .............................      868,896      6,846,900
   (a) Coherent Inc. ............................................      235,700      5,963,210
   (a) Compellent Technologies Inc. .............................      309,036      3,368,492
   (a) CyberSource Corp. ........................................      361,900      4,397,085
   (a) DealerTrack Holdings Inc. ................................      297,600      3,193,248
       DivX Inc. ................................................       29,970        209,191
   (a) EPIQ Systems Inc. ........................................      219,700      2,985,723
   (a) FARO Technologies Inc. ...................................      286,800      4,350,756
   (a) FLIR Systems Inc. ........................................      215,100      6,904,710
   (a) FormFactor Inc. ..........................................      370,000      6,445,400
       Global Payments Inc. .....................................       44,600      1,806,746
       Heartland Payment Systems Inc. ...........................      176,933      3,080,404
   (a) Ixia .....................................................      921,900      6,139,854
   (a) Microsemi Corp. ..........................................      377,400      8,204,676
   (a) Microtune Inc. ...........................................    1,263,800      3,159,500
       National Instruments Corp. ...............................      140,902      3,578,911
   (a) Netlogic Microsystems Inc. ...............................      277,400      5,858,688
   (a) Nuance Communications Inc. ...............................      554,100      5,070,015
   (a) Omniture Inc. ............................................      291,200      3,348,800
   (a) Power Integrations Inc. ..................................      310,200      6,511,098
   (a) Quest Software Inc. ......................................      705,700      9,350,525
   (a) Riverbed Technology Inc. .................................      425,700      5,334,021


                             74 | Semiannual Report

Franklin Strategic Series

       FRANKLIN SMALL CAP GROWTH FUND                                 SHARES        VALUE
       ------------------------------                               ----------   ------------
       COMMON STOCKS (CONTINUED)
       INFORMATION TECHNOLOGY (CONTINUED)
   (a) Sapient Corp. ............................................    1,179,600   $  6,476,004
   (a) Silicon Laboratories Inc. ................................      215,600      5,596,976
   (a) Trimble Navigation Ltd. ..................................      248,400      5,109,588
   (a) Varian Semiconductor Equipment Associates Inc. ...........      215,075      4,219,771
   (a) VeriFone Holdings Inc. ...................................      244,100      2,772,976
   (a) ViaSat Inc. ..............................................      416,100      7,581,342
   (a) Xyratex Ltd. (Bermuda) ...................................      244,900      1,371,440
                                                                                 ------------
                                                                                  151,905,217
                                                                                 ------------
       MATERIALS 1.2%
       FMC Corp. ................................................      107,400      4,676,196
                                                                                 ------------
       TELECOMMUNICATION SERVICES 2.1%
   (a) SBA Communications Corp. .................................      378,200      7,938,418
                                                                                 ------------
       TOTAL COMMON STOCKS (COST $458,053,078)...................                 371,379,187
                                                                                 ------------
       SHORT TERM INVESTMENTS (COST $13,675,448) 3.5%
       MONEY MARKET FUNDS 3.5%
   (c) Franklin Institutional Fiduciary Trust Money Market
          Portfolio, 1.56% ......................................   13,675,448     13,675,448
                                                                                 ------------
       TOTAL INVESTMENTS (COST $471,728,526) 99.8% ..............                 385,054,635
       OTHER ASSETS, LESS LIABILITIES 0.2% ......................                     682,934
                                                                                 ------------
       NET ASSETS 100.0% ........................................                $385,737,569
                                                                                 ============

See Selected Portfolio Abbreviations on page 84.

(a)  Non-income producing for the twelve months ended October 31, 2008.

(b)  See Note 8 regarding restricted and illiquid securities.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 75

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL-MID CAP GROWTH FUND

                                             SIX MONTHS
                                                ENDED
                                             OCTOBER 31,                             YEAR ENDED APRIL 30,
                                                2008        ---------------------------------------------------------------------
CLASS A                                      (UNAUDITED)        2008           2007         2006           2005           2004
-------                                      -----------    ----------     ----------    ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period .....   $    32.70     $    41.54     $    40.42    $    31.31     $    29.69     $    23.14
                                             ----------     ----------     ----------    ----------     ----------     ----------
Income from investment operations(a):
   Net investment income (loss)(b) .......         0.03          (0.19)         (0.13)           --(c)       (0.08)         (0.14)
   Net realized and unrealized gains
      (losses) ...........................       (10.51)         (1.93)          4.09          9.15           1.70           6.69
                                             ----------     ----------     ----------    ----------     ----------     ----------
Total from investment operations .........       (10.48)         (2.12)          3.96          9.15           1.62           6.55
                                             ----------     ----------     ----------    ----------     ----------     ----------
Less distributions from:
   Net investment income .................           --             --             --         (0.04)            --             --
   Net realized gains ....................           --          (6.72)         (2.84)           --             --             --
                                             ----------     ----------     ----------    ----------     ----------     ----------
Total distributions ......................           --          (6.72)         (2.84)        (0.04)            --             --
                                             ----------     ----------     ----------    ----------     ----------     ----------
Redemption fees(c, d) ....................           --             --             --            --             --             --
                                             ----------     ----------     ----------    ----------     ----------     ----------
Net asset value, end of period ...........   $    22.22     $    32.70     $    41.54    $    40.42     $    31.31     $    29.69
                                             ==========     ==========     ==========    ==========     ==========     ==========
Total return(e) ..........................       (32.05)%        (6.24)%        10.38%        29.21%          5.46%         28.31%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .................................         1.09%(g)       1.02%(g)      0.98%(g)       0.96%(g)       0.97%(g)       0.98%
Net investment income (loss) .............         0.19%         (0.50)%        (0.33)%          --%(h)      (0.27)%        (0.51)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........   $2,426,982     $4,331,657     $5,619,694    $6,532,284     $6,636,792     $7,355,269
Portfolio turnover rate ..................        24.76%         55.09%         52.76%        39.84%         42.96%         52.84%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  Rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             76 | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                             SIX MONTHS
                                                ENDED
                                             OCTOBER 31,                             YEAR ENDED APRIL 30,
                                                2008        ---------------------------------------------------------------------
CLASS B                                      (UNAUDITED)        2008           2007         2006           2005           2004
-------                                      -----------    ----------     ----------    ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .....      $ 31.00       $ 40.00       $ 39.31       $ 30.65        $ 29.28       $ 23.00
                                                -------       -------       -------       -------        -------       -------
Income from investment operations(a):
   Net investment income (loss)(b) .......        (0.08)        (0.46)        (0.40)        (0.27)         (0.31)        (0.36)
   Net realized and unrealized gains
      (losses) ...........................        (9.94)        (1.82)         3.93          8.93           1.68          6.64
                                                -------       -------       -------       -------        -------       -------
Total from investment operations .........       (10.02)        (2.28)         3.53          8.66           1.37          6.28
                                                -------       -------       -------       -------        -------       -------
Less distributions from net realized
   gains .................................           --         (6.72)        (2.84)           --             --            --
                                                -------       -------       -------       -------        -------       -------
Redemption fees(c, d) ....................           --            --            --            --             --            --
                                                -------       -------       -------       -------        -------       -------
Net asset value, end of period ...........      $ 20.98       $ 31.00       $ 40.00       $ 39.31        $ 30.65       $ 29.28
                                                =======       =======       =======       =======        =======       =======
Total return(e) ..........................       (32.32)%       (6.92)%        9.53%        28.25%          4.68%        27.30%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .................................         1.84%(g)      1.77%(g)      1.73%(g)      1.71%(g)       1.72%(g)      1.73%
Net investment income (loss) .............        (0.56)%       (1.25)%       (1.08)%       (0.75)%        (1.02)%       (1.26)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........      $14,971       $25,457       $32,570       $36,911        $31,733       $26,161
Portfolio turnover rate ..................        24.76%        55.09%        52.76%        39.84%         42.76%        52.84%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 77

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                   SIX MONTHS ENDED                     YEAR ENDED APRIL 30,
                                                   OCTOBER 31, 2008 ------------------------------------------------------------
CLASS C                                               (UNAUDITED)     2008         2007         2006         2005         2004
-------                                            ---------------- --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............   $  29.92       $  38.85     $  38.25     $  29.82     $  28.49     $  22.37
                                                     --------       --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ...............      (0.08)         (0.45)       (0.39)       (0.26)       (0.31)       (0.34)
   Net realized and unrealized gains (losses) ....      (9.59)         (1.76)        3.83         8.69         1.64         6.46
                                                     --------       --------     --------     --------     --------     --------
Total from investment operations .................      (9.67)         (2.21)        3.44         8.43         1.33         6.12
                                                     --------       --------     --------     --------     --------     --------
Less distributions from net realized gains .......         --          (6.72)       (2.84)          --           --           --
                                                     --------       --------     --------     --------     --------     --------
Redemption fees(c, d) ............................         --             --           --           --           --           --
                                                     --------       --------     --------     --------     --------     --------
Net asset value, end of period ...................   $  20.25       $  29.92     $  38.85     $  38.25     $  29.82     $  28.49
                                                     --------       --------     --------     --------     --------     --------
Total return(e) ..................................     (32.32)%        (6.94)%       9.56%       28.27%        4.67%       27.36%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses .........................................       1.84%(g)       1.77%(g)     1.72%(g)     1.71%(g)     1.72%(g)     1.71%
Net investment income (loss) .....................      (0.56)%        (1.25)%      (1.07)%      (0.75)%      (1.02)%      (1.24)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................   $319,179       $523,040     $653,529     $728,710     $654,549     $762,602
Portfolio turnover rate ..........................      24.76%         55.09%       52.76%       39.84%       42.96%       52.84%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.


                             78 | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                   SIX MONTHS ENDED                    YEAR ENDED APRIL 30,
                                                   OCTOBER 31, 2008 ---------------------------------------------------------
CLASS R                                               (UNAUDITED)     2008         2007         2006        2005        2004
-------                                            ---------------- --------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............    $ 32.06       $ 40.96      $  39.98     $ 31.04     $ 29.50     $ 23.06
                                                      -------       -------      --------     -------     -------     -------
Income from investment operations(a):
   Net investment income (loss)(b) ...............      (0.01)        (0.29)        (0.23)      (0.08)      (0.15)      (0.22)
   Net realized and unrealized gains (losses) ....     (10.30)        (1.89)         4.05        9.04        1.69        6.66
                                                      -------       -------      --------     -------     -------     -------
Total from investment operations .................     (10.31)        (2.18)         3.82        8.96        1.54        6.44
                                                      -------       -------      --------     -------     -------     -------
Less distributions from:
   Net investment income .........................         --            --            --       (0.02)         --          --
   Net realized gains ............................         --         (6.72)        (2.84)         --          --          --
                                                      -------       -------      --------     -------     -------     -------
Total distributions ..............................         --         (6.72)        (2.84)      (0.02)         --          --
                                                      -------       -------      --------     -------     -------     -------
Redemption fees(c, d) ............................         --            --            --          --          --          --
                                                      -------       -------      --------     -------     -------     -------
Net asset value, end of period ...................    $ 21.75       $ 32.06      $  40.96     $ 39.98     $ 31.04     $ 29.50
                                                      -------       -------      --------     -------     -------     -------
Total return(e) ..................................     (32.16)%       (6.48)%       10.11%      28.88%       5.22%      27.93%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses .........................................       1.34%(g)      1.27%(g)      1.23%(g)    1.21%(g)    1.22%(g)    1.23%
Net investment income (loss) .....................      (0.06)%       (0.75)%       (0.58)%     (0.25)%     (0.52)%     (0.76)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................    $57,504       $94,334      $118,387     $93,916     $54,139     $41,404
Portfolio turnover rate ..........................      24.76%        55.09%        52.76%      39.84%      42.96%      52.84%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 79

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                   SIX MONTHS ENDED                     YEAR ENDED APRIL 30,
                                                   OCTOBER 31, 2008 -----------------------------------------------------------
ADVISOR CLASS                                         (UNAUDITED)     2008         2007         2006        2005         2004
-------------                                      ---------------- --------     --------     --------    --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............   $  33.43       $  42.22     $  40.93     $  31.71    $  29.99     $  23.32
                                                     --------       --------     --------     --------    --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ...............       0.07          (0.10)       (0.03)        0.10          --(c)     (0.07)
   Net realized and unrealized gains (losses) ....     (10.76)         (1.97)        4.16         9.26        1.72         6.74
                                                     --------       --------     --------     --------    --------     --------
Total from investment operations .................     (10.69)         (2.07)        4.13         9.36        1.72         6.67
                                                     --------       --------     --------     --------    --------     --------
Less distributions from:
   Net investment income .........................         --             --           --        (0.14)         --           --
   Net realized gains ............................         --          (6.72)       (2.84)          --          --           --
                                                     --------       --------     --------     --------    --------     --------
Total distributions ..............................         --          (6.72)       (2.84)       (0.14)         --           --
                                                     --------       --------     --------     --------    --------     --------
Redemption fees(c, d) ............................         --             --           --           --          --           --
                                                     --------       --------     --------     --------    --------     --------
Net asset value, end of period ...................   $  22.74       $  33.43     $  42.22     $  40.93    $  31.71     $  29.99
                                                     --------       --------     --------     --------    --------     --------
Total return(e) ..................................     (31.98)%        (6.00)%      10.65%       29.55%       5.74%       28.60%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses .........................................       0.84%(g)       0.77%(g)     0.73%(g)     0.71%(g)    0.72%(g)     0.73%
Net investment income (loss) .....................       0.44%         (0.25)%      (0.08)%       0.25%      (0.02)%      (0.26)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................   $486,909       $812,503     $803,365     $794,395    $347,518     $320,154
Portfolio turnover rate ..........................      24.76%         55.09%       52.76%       39.84%      42.96%       52.84%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.


                             80 | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008 (UNAUDITED)

       FRANKLIN SMALL-MID CAP GROWTH FUND                                             COUNTRY           SHARES           VALUE
       -------------------------------------------------------------------------   --------------   -------------   --------------
       COMMON STOCKS 96.5%
       CONSUMER DISCRETIONARY 8.7%
       Abercrombie & Fitch Co., A ..............................................   United States          466,600   $   13,512,736
       BorgWarner Inc. .........................................................   United States        1,347,100       30,269,337
   (a) Dick's Sporting Goods Inc. ..............................................   United States        1,651,800       25,305,576
       Guess? Inc. .............................................................   United States        2,466,100       53,686,997
       The Men's Wearhouse Inc .................................................   United States        1,524,220       23,305,324
       Nordstrom Inc ...........................................................   United States        1,385,300       25,060,077
       PetSmart Inc. ...........................................................   United States        1,319,460       25,980,167
   (a) Tractor Supply Co. ......................................................   United States          939,200       39,033,152
       Wolverine World Wide Inc ................................................   United States        2,269,075       53,323,263
                                                                                                                    --------------
                                                                                                                       289,476,629
                                                                                                                    --------------
       CONSUMER STAPLES 2.8%
       Clorox Co. ..............................................................   United States          298,700       18,163,947
   (a) Hain Celestial Group Inc. ...............................................   United States        1,437,200       33,400,528
   (a) Hansen Natural Corp. ....................................................   United States        1,621,200       41,048,784
                                                                                                                    --------------
                                                                                                                        92,613,259
                                                                                                                    --------------
       ENERGY 10.8%
   (a) Cameron International Corp. .............................................   United States        1,054,200       25,574,892
   (a) FMC Technologies Inc. ...................................................   United States        1,165,556       40,782,804
   (a) Mariner Energy Inc. .....................................................   United States        1,725,600       24,831,384
   (a) Petrohawk Energy Corp. ..................................................   United States        3,026,100       57,344,595
       Range Resources Corp. ...................................................   United States        1,269,800       53,610,956
       Smith International Inc. ................................................   United States        1,456,700       50,227,016
   (a) Southwestern Energy Co. .................................................   United States        2,923,400      104,131,508
                                                                                                                    --------------
                                                                                                                       356,503,155
                                                                                                                    --------------
       FINANCIALS 2.4%
   (a) Affiliated Managers Group Inc. ..........................................   United States          781,200       36,232,056
       FelCor Lodging Trust Inc. ...............................................   United States        2,072,500        6,238,225
       iStar Financial Inc. ....................................................   United States        3,968,090        4,285,537
       T. Rowe Price Group Inc. ................................................   United States          863,200       34,130,928
                                                                                                                    --------------
                                                                                                                        80,886,746
                                                                                                                    --------------
       HEALTH CARE 19.1%
       Allscripts-Misys Healthcare Solutions Inc. ..............................   United States        2,106,600       13,692,900
(a, b) American Medical Systems Holdings Inc. ..................................   United States        3,689,900       39,924,718
       C. R. Bard Inc. .........................................................   United States          648,800       57,256,600
   (a) Cerner Corp. ............................................................   United States        1,503,512       55,975,752
   (a) Community Health Systems Inc. ...........................................   United States        1,627,364       33,360,962
   (a) DaVita Inc. .............................................................   United States          335,700       19,050,975
   (a) Express Scripts Inc. ....................................................   United States        1,071,000       64,913,310
   (a) Henry Schein Inc. .......................................................   United States        1,185,500       55,493,255
   (a) Illumina Inc. ...........................................................   United States          536,200       16,531,046
   (a) Masimo Corp .............................................................   United States            5,068          162,125
   (a) Myriad Genetics Inc. ....................................................   United States          841,600       53,096,544
       Pharmaceutical Product Development Inc. .................................   United States        1,265,100       39,192,798
   (a) Phase Forward Inc. ......................................................   United States           52,700          752,029
   (a) QIAGEN NV ...............................................................    Netherlands         2,294,117       32,714,109


                             Semiannual Report | 81

Franklin Strategic Series

       FRANKLIN SMALL-MID CAP GROWTH FUND                                            COUNTRY            SHARES           VALUE
       -------------------------------------------------------------------------   --------------   -------------   --------------
       COMMON STOCKS (CONTINUED)
       HEALTH CARE (CONTINUED)
   (a) Sequenom Inc. ...........................................................   United States        1,017,000   $   18,306,000
(a, c) Stereotaxis Inc. ........................................................   United States        1,463,200        5,896,696
   (a) Varian Medical Systems Inc. .............................................   United States        1,214,500       55,271,895
   (a) Waters Corp. ............................................................   United States        1,569,600       68,748,480
                                                                                                                    --------------
                                                                                                                       630,340,194
                                                                                                                    --------------
       INDUSTRIALS 14.9%
       AMETEK Inc. .............................................................   United States        2,055,100       68,332,075
       C.H. Robinson Worldwide Inc. ............................................   United States        1,776,000       91,961,280
       Expeditors International of Washington Inc. .............................   United States          788,100       25,731,465
   (a) Force Protection Inc. ...................................................   United States        3,289,200        9,176,868
   (a) Foster Wheeler Ltd. .....................................................   United States        1,080,000       29,592,000
   (a) Orbital Sciences Corp. ..................................................   United States        2,339,500       47,936,355
       Precision Castparts Corp. ...............................................   United States        1,183,510       76,703,283
       Robert Half International Inc. ..........................................   United States        2,036,800       38,434,416
       Rockwell Collins Inc. ...................................................   United States          915,400       34,080,342
   (a) Ryanair Holdings PLC, ADR ...............................................      Ireland           1,549,500       34,507,365
(a, c) SunPower Corp., A .......................................................   United States          913,100       35,665,686
                                                                                                                    --------------
                                                                                                                       492,121,135
                                                                                                                    --------------
       INFORMATION TECHNOLOGY 32.2%
   (a) Activision Blizzard Inc. ................................................   United States        5,419,600       67,528,216
   (a) Alliance Data Systems Corp. .............................................   United States        1,150,100       57,689,016
   (a) ANSYS Inc. ..............................................................   United States          579,900       16,602,537
   (a) Concur Technologies Inc. ................................................   United States          559,600       14,118,708
       FactSet Research Systems Inc. ...........................................   United States          826,200       32,048,298
   (a) FLIR Systems Inc. .......................................................   United States        3,900,300      125,199,630
(a, b) FormFactor Inc. .........................................................   United States        3,689,300       64,267,606
       Global Payments Inc. ....................................................   United States        1,504,200       60,935,142
       Harris Corp. ............................................................   United States        1,700,500       61,132,975
   (a) Hittite Microwave Corp ..................................................   United States          300,334        9,841,945
   (a) Lam Research Corp. ......................................................   United States        1,088,000       24,327,680
   (a) Logitech International SA. ..............................................    Switzerland           618,177        9,142,838
       MasterCard Inc., A ......................................................   United States          452,000       66,814,640
   (a) Mettler-Toledo International Inc. .......................................   United States          702,727       53,786,725
       Microchip Technology Inc ................................................   United States        1,062,600       26,171,838
(a, b) Microsemi Corp ..........................................................   United States        4,811,500      104,602,010
   (a) Nuance Communications Inc. ..............................................   United States        5,804,500       53,111,175
   (a) Riverbed Technology Inc. ................................................   United States        2,066,000       25,886,980
   (a) SAIC Inc. ...............................................................   United States        1,925,400       35,562,138
   (a) Salesforce.com Inc. .....................................................   United States          497,400       15,399,504
(a, b) Silicon Laboratories Inc. ...............................................   United States        2,423,900       62,924,444
   (a) Tandberg ASA ............................................................       Norway           1,036,500       12,749,911
   (a) Trimble Navigation Ltd ..................................................   United States        2,159,660       44,424,206
   (a) UbiSoft Entertainment SA ................................................       France             422,400       22,168,169
                                                                                                                    --------------
                                                                                                                     1,066,436,331
                                                                                                                    --------------


                             82 | Semiannual Report

Franklin Strategic Series

       FRANKLIN SMALL-MID CAP GROWTH FUND                                             COUNTRY          SHARES            VALUE
       -------------------------------------------------------------------------   --------------   -------------   --------------
       COMMON STOCKS (CONTINUED)
       TELECOMMUNICATION SERVICES 4.9%

(a, d) Anda Networks ...........................................................   United States           91,107   $      141,216
   (a) CrownCastle International Corp. .........................................   United States        1,257,800       26,627,626
   (a) MetroPCS Communications Inc. ............................................   United States        4,018,200       55,210,068
   (a) NII Holdings Inc. .......................................................   United States        1,950,140       50,235,606
   (a) SBA Communications Corp. ................................................   United States        1,396,800       29,318,832
(a, d) TeleCorp PCS Inc., Escrow Account .......................................   United States        4,569,500               --
                                                                                                                    --------------
                                                                                                                       161,533,348
                                                                                                                    --------------
       UTILITIES 0.7%
       International Power PLC .................................................   United Kingdom       6,343,700       22,687,561
                                                                                                                    --------------
       TOTAL COMMON STOCKS (COST $3,722,417,708) ...............................                                     3,192,598,358
                                                                                                                    --------------
       CONVERTIBLE PREFERRED STOCKS 0.0%
       CONSUMER DISCRETIONARY 0.0%

(a, d) Foveon Inc., cvt. pfd., D, 144A .........................................   United States        1,792,573               --
(a, d) Foveon Inc., cvt. pfd., E, 144A .........................................   United States        2,597,593               --
                                                                                                                    --------------
       TOTAL CONVERTIBLE PREFERRED STOCKS (COST $16,635,020) ...................                                                --
                                                                                                                    --------------

                                                                                                      PRINCIPAL
                                                                                                        AMOUNT
                                                                                                    -------------
       CONVERTIBLE BONDS (COST $6,442,139) 0.2%
       INFORMATION TECHNOLOGY 0.2%
       Microchip Technology Inc., cvt., 2.125%, 12/15/37 .......................   United States    $   8,161,000        6,243,165
                                                                                                                    --------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $3,745,494,867) ................................................                                     3,198,841,523
                                                                                                                    --------------

                                                                                                        SHARES
                                                                                                    -------------
       SHORT TERM INVESTMENTS 4.1%
       MONEY MARKET FUNDS (COST $101,422,744) 3.1%
   (e) Franklin Institutional Fiduciary Trust Money Market Portfolio, 1.56% ....                      101,422,744      101,422,744
                                                                                                                    --------------
   (f) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 1.0%
       MONEY MARKET FUNDS (COST $33,549,221) 1.0%
   (g) Bank of New York Institutional Cash Reserve Fund, 1.34% .................                       33,549,221       33,213,728
                                                                                                                    --------------
       TOTAL INVESTMENTS (COST $3,880,466,832) 100.8% ..........................                                     3,333,477,995
       OTHER ASSETS, LESS LIABILITIES (0.8)% ...................................                                       (27,934,247)
                                                                                                                    --------------
       NET ASSETS 100.0% .......................................................                                    $3,305,543,748
                                                                                                                    ==============

See Selected Portfolio Abbreviations on page 84.

(a)  Non-income producing for the twelve months ended October 31, 2008.

(b)  See Note 9 regarding holdings of 5% voting securities.

(c) A portion or all of the security is on loan at October 31, 2008. See Note 1(d).

(d)  See Note 8 regarding restricted and illiquid securities.

(e) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(f)  See Note 1(d) regarding securities on loan.

(g)  The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 83

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

ADR   - American Depository Receipt
PIPES - Private Investment in Public Equity Security

   The accompanying notes are an integral part of these financial statements.


                             84 | Semiannual Report

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2008 (unaudited)

                                                                                      FRANKLIN
                                                      FRANKLIN        FRANKLIN         GROWTH
                                                      FLEX CAP      FOCUSED CORE   OPPORTUNITIES
                                                     GROWTH FUND     EQUITY FUND        FUND
                                                   --------------   ------------   -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............   $2,089,342,131    $ 6,651,842   $ 228,196,458
      Cost - Sweep Money Fund (Note 7) .........       86,841,881         75,345      12,323,055
                                                   --------------    -----------   -------------
      Total cost of investments ................   $2,176,184,012    $ 6,727,187   $ 240,519,513
                                                   ==============    ===========   =============
      Value - Unaffiliated issuers .............   $2,045,095,417    $ 4,293,374   $ 216,228,532
      Value - Sweep Money Fund (Note 7) ........       86,841,881         75,345      12,323,055
                                                   --------------    -----------   -------------
      Total value of investments ...............    2,131,937,298      4,368,719     228,551,587
   Cash ........................................               --             --          14,501
   Receivables:
      Investment securities sold ...............               --         63,023       1,932,562
      Capital shares sold ......................        2,361,513          1,263         407,549
      Dividends ................................        1,368,420          2,457          28,916
      Affiliates ...............................               --         50,705              --
      Offering costs ...........................               --          8,114              --
                                                   --------------    -----------   -------------
         Total assets ..........................    2,135,667,231      4,494,281     230,935,115
                                                   --------------    -----------   -------------
Liabilities:
   Payables:
      Investment securities purchased ..........       23,351,939         70,184       8,216,535
      Capital shares redeemed ..................        3,683,700          1,258         240,145
      Affiliates ...............................        1,707,913             --         187,886
      Professional fees ........................           22,353          9,904          15,497
   Unaffiliated transfer agent fees ............          489,461          1,803          25,581
   Accrued expenses and other liabilities ......           14,920          2,183           5,074
                                                   --------------    -----------   -------------
         Total liabilities .....................       29,270,286         85,332       8,690,718
                                                   --------------    -----------   -------------
            Net assets, at value ...............   $2,106,396,945    $ 4,408,949   $ 222,244,397
                                                   --------------    -----------   -------------
Net assets consist of:
   Paid-in capital .............................   $2,158,356,637    $ 6,798,200   $ 405,686,540
   Undistributed net investment income (loss) ..       (3,428,872)        54,131      (1,234,746)
   Net unrealized appreciation (depreciation) ..      (44,246,714)    (2,358,673)    (11,966,233)
   Accumulated net realized gain (loss) ........       (4,284,106)       (84,709)   (170,241,164)
                                                   --------------    -----------   -------------
            Net assets, at value ...............   $2,106,396,945    $ 4,408,949   $ 222,244,397
                                                   ==============    ===========   =============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 85

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2008 (unaudited)

                                                                                      FRANKLIN
                                                      FRANKLIN        FRANKLIN         GROWTH
                                                      FLEX CAP      FOCUSED CORE   OPPORTUNITIES
                                                     GROWTH FUND     EQUITY FUND        FUND
                                                   --------------   ------------   -------------
CLASS A:
   Net assets, at value ........................   $1,433,974,460    $4,183,988     $102,139,756
                                                   --------------    ----------     ------------
   Shares outstanding ..........................       43,094,730       706,687        7,436,682
                                                   --------------    ----------     ------------
   Net asset value per share(a) ................   $        33.27    $     5.92     $      13.73
                                                   --------------    ----------     ------------
   Maximum offering price per share
      (net asset value per share / 94.25%) .....   $        35.30    $     6.28     $      14.57
                                                   --------------    ----------     ------------
CLASS B:
   Net assets, at value ........................   $   57,168,827            --     $  6,640,344
                                                   --------------    ----------     ------------
   Shares outstanding ..........................        1,849,890            --          513,518
                                                   --------------    ----------     ------------
   Net asset value and maximum offering price
      per share(a) .............................   $        30.90            --     $      12.93
                                                   --------------    ----------     ------------
CLASS C:
   Net assets, at value ........................   $  266,195,971    $  110,402     $ 28,671,652
                                                   --------------    ----------     ------------
   Shares outstanding ..........................        8,595,802        18,748        2,222,649
                                                   --------------    ----------     ------------
   Net asset value and maximum offering price
      per share(a) .............................   $        30.97    $     5.89     $      12.90
                                                   --------------    ----------     ------------
CLASS R:
   Net assets, at value ........................   $   45,126,227    $    5,910     $  5,911,251
                                                   --------------    ----------     ------------
   Shares outstanding ..........................        1,378,057         1,000          436,517
                                                   --------------    ----------     ------------
   Net asset value and maximum offering price
      per share ................................   $        32.75    $     5.91     $      13.54
                                                   --------------    ----------     ------------
ADVISOR CLASS:
   Net assets, at value ........................   $  303,931,460    $  108,649     $ 78,881,394
                                                   --------------    ----------     ------------
   Shares outstanding ..........................        9,044,895        18,295        5,580,556
                                                   --------------    ----------     ------------
   Net asset value and maximum offering price
      per share ................................   $        33.60    $     5.94     $      14.14
                                                   --------------    ----------     ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             86 | Semiannual Report

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2008 (unaudited)

                                                     FRANKLIN        FRANKLIN
                                                     SMALL CAP     SMALL-MID CAP
                                                    GROWTH FUND     GROWTH FUND
                                                   ------------   --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............   $458,053,078   $3,432,820,214
      Cost - Non-controlled affiliated
         issuers (Note 9) ......................             --      346,223,874
      Cost - Sweep Money Fund (Note 7) .........     13,675,448      101,422,744
                                                   ------------   --------------
      Total cost of investments ................   $471,728,526   $3,880,466,832
                                                   ------------   --------------
      Value - Unaffiliated issuers .............   $371,379,187   $2,960,336,473
      Value - Non-controlled affiliated
         issuers (Note 9) ......................             --      271,718,778
      Value - Sweep Money Fund (Note 7) ........     13,675,448      101,422,744
                                                   ------------   --------------
      Total value of investments(a) ............    385,054,635    3,333,477,995
   Receivables:
      Investment securities sold ...............      4,679,795       71,478,520
      Capital shares sold ......................        610,701        2,671,475
      Dividends and interest ...................         16,892          876,843
      Foreign tax ..............................          4,746               --
      Other assets .............................             --           10,626
                                                   ------------   --------------
         Total assets ..........................    390,366,769    3,408,515,459
                                                   ------------   --------------
Liabilities:
   Payables:
      Investment securities purchased ..........      3,314,065       26,007,334
      Capital shares redeemed ..................        586,393       37,418,514
      Affiliates ...............................        404,826        2,693,285
      Professional fees ........................         16,069           34,953
      Unaffiliated transfer agent fees .........        260,074        3,155,445
   Payable upon return of securities loaned ....             --       33,549,221
   Accrued expenses and other liabilities ......         47,773          112,959
                                                   ------------   --------------
         Total liabilities .....................      4,629,200      102,971,711
                                                   ------------   --------------
            Net assets, at value ...............   $385,737,569   $3,305,543,748
                                                   ============   ==============
Net assets consist of:
   Paid-in capital .............................   $508,744,298   $3,927,100,513
   Undistributed net investment income (loss) ..     (2,590,329)       3,596,090
   Net unrealized appreciation (depreciation) ..    (86,673,891)    (546,988,837)
   Accumulated net realized gain (loss) ........    (33,742,509)     (78,164,018)
                                                   ------------   --------------
            Net assets, at value ...............   $385,737,569   $3,305,543,748
                                                   ============   ==============
(a) Includes securities loaned .................             --   $   32,940,197

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 87

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2008 (unaudited)

                                                                                FRANKLIN       FRANKLIN
                                                                                SMALL CAP    SMALL-MID CAP
                                                                               GROWTH FUND    GROWTH FUND
                                                                              ------------   --------------
CLASS A:
   Net assets, at value ...................................................   $166,308,080   $2,426,981,684
                                                                              ------------   --------------
   Shares outstanding .....................................................     25,505,148      109,249,164
                                                                              ------------   --------------
   Net asset value per share(a) ...........................................   $       6.52   $        22.22
                                                                              ------------   --------------
   Maximum offering price per share (net asset value per share / 94.25%) ..   $       6.92   $        23.58
                                                                              ------------   --------------
CLASS B:
   Net assets, at value ...................................................   $ 26,015,672   $   14,970,523
                                                                              ------------   --------------
   Shares outstanding .....................................................      4,323,461          713,711
                                                                              ------------   --------------
   Net asset value and maximum offering price per share(a) ................   $       6.02   $        20.98
                                                                              ------------   --------------
CLASS C:
   Net assets, at value ...................................................   $ 46,472,920   $  319,178,692
                                                                              ------------   --------------
   Shares outstanding .....................................................      7,713,296       15,762,062
                                                                              ------------   --------------
   Net asset value and maximum offering price per share(a) ................   $       6.03   $        20.25
                                                                              ------------   --------------
CLASS R:
   Net assets, at value ...................................................   $  1,900,874   $   57,503,893
                                                                              ------------   --------------
   Shares outstanding .....................................................        297,988        2,643,468
                                                                              ------------   --------------
   Net asset value and maximum offering price per share ...................   $       6.38   $        21.75
                                                                              ------------   --------------
ADVISOR CLASS:
   Net assets, at value ...................................................   $145,040,023   $  486,908,956
                                                                              ------------   --------------
   Shares outstanding .....................................................     21,547,481       21,410,808
                                                                              ------------   --------------
   Net asset value and maximum offering price per share ...................   $       6.73   $        22.74
                                                                              ------------   --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

  The accompanying notes are an integral part of these financial statements.


                             88 | Semiannual Report

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the six months ended October 31, 2008 (unaudited)

                                                                                                                        FRANKLIN
                                                                                          FRANKLIN       FRANKLIN        GROWTH
                                                                                          FLEX CAP     FOCUSED CORE   OPPORTUNITIES
                                                                                         GROWTH FUND    EQUITY FUND       FUND
                                                                                        -------------  ------------  --------------
Investment income:
   Dividends:
      Unaffiliated issuers ...........................................................  $   9,735,304  $    51,430   $     589,299
      Sweep Money Fund (Note 7) ......................................................      1,055,761        2,985          73,819
   Interest ..........................................................................            171           --              --
   Income from securities loaned .....................................................         40,098           --           7,864
                                                                                        -------------  -----------   -------------
         Total investment income .....................................................     10,831,334       54,415         670,982
                                                                                        -------------  -----------   -------------
Expenses:
   Management fees (Note 3a) .........................................................      6,120,806       17,774         716,484
   Administrative fees (Note 3b) .....................................................             --        4,874         291,636
   Distribution fees: (Note 3c)
      Class A ........................................................................      2,369,069        6,765         199,959
      Class B ........................................................................        422,468           --          49,308
      Class C ........................................................................      1,764,578          370         196,299
      Class R ........................................................................        151,586           20          18,549
   Transfer agent fees (Note 3e) .....................................................      3,067,800        1,881         345,000
   Custodian fees (Note 4) ...........................................................         23,569          122           4,701
   Reports to shareholders ...........................................................        195,301        2,359          26,705
   Registration and filing fees ......................................................         73,895       20,977          34,568
   Professional fees .................................................................         24,631       12,008          15,498
   Trustees' fees and expenses .......................................................         17,595           40           2,311
   Amortization of offering costs ....................................................             --       35,551              --
   Other .............................................................................         29,165        1,411           5,341
                                                                                        -------------  -----------   -------------
         Total expenses ..............................................................     14,260,463      104,152       1,906,359
         Expense reductions (Note 4) .................................................           (257)         (25)           (631)
         Expenses waived/paid by affiliates (Note 3f) ................................             --      (75,277)             --
                                                                                        -------------  -----------   -------------
            Net expenses .............................................................     14,260,206       28,850       1,905,728
                                                                                        -------------  -----------   -------------
               Net investment income (loss) ..........................................     (3,428,872)      25,565      (1,234,746)
                                                                                        -------------  -----------   -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................................................      5,623,589      (92,063)    (36,080,739)
      Foreign currency transactions ..................................................          9,259       (2,468)         12,063
                                                                                        -------------  -----------   -------------
               Net realized gain (loss) ..............................................      5,632,848      (94,531)    (36,068,676)
                                                                                        -------------  -----------   -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................   (800,820,251)  (1,646,823)    (64,440,999)
      Translation of other assets and liabilities denominated in foreign currencies ..             --       (1,037)          4,114
                                                                                        -------------  -----------   -------------
               Net change in unrealized appreciation (depreciation) ..................   (800,820,251)  (1,647,860)    (64,436,885)
                                                                                        -------------  -----------   -------------
Net realized and unrealized gain (loss) ..............................................   (795,187,403)  (1,742,391)   (100,505,561)
                                                                                        -------------  -----------   -------------
Net increase (decrease) in net assets resulting from operations ......................  $(798,616,275) $(1,716,826)  $(101,740,307)
                                                                                        =============  ===========   =============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 89

Franklin Strategic Series

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended October 31, 2008 (unaudited)

                                                                                           FRANKLIN         FRANKLIN
                                                                                           SMALL CAP      SMALL-MID CAP
                                                                                          GROWTH FUND      GROWTH FUND
                                                                                         -------------   ---------------
Investment income:
   Dividends:
      Unaffiliated issuers ...........................................................   $     836,640   $    25,590,652
      Sweep Money Fund (Note 7) ......................................................          93,589         2,193,819
   Interest ..........................................................................              68         1,029,504
   Income from securities loaned .....................................................         219,328         3,095,234
                                                                                         -------------   ---------------
            Total investment income ..................................................       1,149,625        31,909,209
                                                                                         -------------   ---------------
Expenses:
   Management fees (Note 3a) .........................................................       1,464,787        11,044,517
   Administrative fees (Note 3b) .....................................................         550,632                --
   Distribution fees: (Note 3c)
      Class A ........................................................................         356,376         4,652,693
      Class B ........................................................................         216,079           111,222
      Class C ........................................................................         335,794         2,308,244
      Class R ........................................................................           7,103           210,988
   Transfer agent fees (Note 3e) .....................................................         659,346         9,385,457
   Custodian fees (Note 4) ...........................................................          10,936            61,220
   Reports to shareholders ...........................................................          56,400           280,650
   Registration and filing fees ......................................................          46,980           106,850
   Professional fees .................................................................          16,282            40,605
   Trustees' fees and expenses .......................................................           8,845            46,213
   Other .............................................................................          10,968            64,763
                                                                                         -------------   ---------------
            Total expenses ...........................................................       3,740,528        28,313,422
            Expense reductions (Note 4) ..............................................            (574)             (303)
                                                                                         -------------   ---------------
               Net expenses ..........................................................       3,739,954        28,313,119
                                                                                         -------------   ---------------
                  Net investment income (loss) .......................................      (2,590,329)        3,596,090
                                                                                         -------------   ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ........................................................     (17,083,853)      (86,023,729)
         Non-controlled affiliated issuers (Note 9) ..................................              --         2,153,225
      Foreign currency transactions ..................................................              --          (144,268)
                                                                                         -------------   ---------------
                  Net realized gain (loss) ...........................................     (17,083,853)      (84,014,772)
                                                                                         -------------   ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................    (132,225,663)   (1,574,134,504)
      Translation of other assets and liabilities denominated in foreign currencies ..              --           (16,060)
                                                                                         -------------   ---------------
                  Net change in unrealized appreciation (depreciation) ...............    (132,225,663)   (1,574,150,564)
                                                                                         -------------   ---------------
Net realized and unrealized gain (loss) ..............................................    (149,309,516)   (1,658,165,336)
                                                                                         -------------   ---------------
Net increase (decrease) in net assets resulting from operations ......................   $(151,899,845)  $(1,654,569,246)
                                                                                         =============   ===============

   The accompanying notes are an integral part of these financial statements.


                             90 | Semiannual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FRANKLIN FLEX CAP                   FRANKLIN FOCUSED CORE
                                                                      GROWTH FUND                           EQUITY FUND
                                                           ---------------------------------   ------------------------------------
                                                           SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                           OCTOBER 31, 2008     YEAR ENDED     OCTOBER 31, 2008     PERIOD ENDED
                                                              (UNAUDITED)     APRIL 30, 2008      (UNAUDITED)     APRIL 30, 2008(a)
                                                           ----------------   --------------   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) .....................    $   (3,428,872)   $   (6,082,319)    $    25,565         $   16,737
      Net realized gain (loss) from investments and
         foreign currency transactions .................         5,632,848        73,881,873         (94,531)             8,991
      Net change in unrealized appreciation
         (depreciation) on investments and translation
         of other assets and liabilities denominated in
         foreign currencies ............................      (800,820,251)       11,048,494      (1,647,860)          (710,813)
                                                            --------------    --------------     -----------         ----------
            Net increase (decrease) in net assets
               resulting from operations ...............      (798,616,275)       78,848,048      (1,716,826)          (685,085)
                                                            --------------    --------------     -----------         ----------
   Distributions to shareholders from:
      Net investment income:
         Class A .......................................                --        (1,062,345)             --                 --
         Class R .......................................                --           (43,876)             --                 --
         Advisor Class .................................                --          (161,537)             --                 --
      Net realized gains:
         Class A .......................................                --       (32,084,220)             --                 --
         Class B .......................................                --        (1,853,887)             --                 --
         Class C .......................................                --        (6,486,834)             --                 --
         Class R .......................................                --        (1,221,188)             --                 --
         Advisor Class .................................                --        (5,050,987)             --                 --
                                                            --------------    --------------     -----------         ----------
   Total distributions to shareholders .................                --       (47,964,874)             --                 --
                                                            --------------    --------------     -----------         ----------
   Capital share transactions: (Note 2)
         Class A .......................................       (28,635,947)       10,019,089       1,162,567          5,311,800
         Class B .......................................       (14,846,992)      (23,776,783)             --                 --
         Class C .......................................        (5,736,451)        4,256,506         101,232             41,349
         Class R .......................................        (3,926,637)      (15,994,000)             --             10,000
         Advisor Class .................................        60,892,345        45,026,229         (10,326)           194,238
                                                            --------------    --------------     -----------         ----------
   Total capital share transactions ....................         7,746,318        19,531,041       1,253,473          5,557,387
                                                            --------------    --------------     -----------         ----------
   Redemption fees .....................................             2,252            20,391              --                 --
                                                            --------------    --------------     -----------         ----------
            Net increase (decrease) in net assets ......      (790,867,705)       50,434,606        (463,353)         4,872,302
Net assets:
   Beginning of period .................................     2,897,264,650     2,846,830,044       4,872,302                 --
                                                            --------------    --------------     -----------         ----------
   End of period .......................................    $2,106,396,945    $2,897,264,650     $ 4,408,949         $4,872,302
                                                            ==============    ==============     ===========         ==========
Undistributed net investment income (loss) included
   in net assets:
      End of period ....................................    $   (3,428,872)   $           --     $    54,131         $   28,566
                                                            ==============    ==============     ===========         ==========

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 91

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     FRANKLIN GROWTH                    FRANKLIN SMALL CAP
                                                                    OPPORTUNITIES FUND                    GROWTH FUND
                                                            ---------------------------------   ---------------------------------
                                                            SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                            OCTOBER 31, 2008     YEAR ENDED     OCTOBER 31, 2008     YEAR ENDED
                                                               (UNAUDITED)     APRIL 30, 2008      (UNAUDITED)     APRIL 30, 2008
                                                            ----------------   --------------   ----------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ......................    $  (1,234,746)     $ (2,243,513)    $  (2,590,329)    $   (7,026,827)
      Net realized gain (loss) from investments and
         foreign currency transactions ..................      (36,068,676)       12,002,488       (17,083,853)        89,522,745
      Net change in unrealized appreciation
         (depreciation) on investments and translation
         of other assets and liabilities denominated in
         foreign currencies .............................      (64,436,885)        7,496,019      (132,225,663)      (204,815,321)
                                                             -------------      ------------     -------------     --------------
            Net increase (decrease) in net assets
               resulting from operations ................     (101,740,307)       17,254,994      (151,899,845)      (122,319,403)
                                                             -------------      ------------     -------------     --------------
   Distributions to shareholders from net realized gains:
      Class A ...........................................               --                --                --        (80,597,900)
      Class B ...........................................               --                --                --        (13,185,309)
      Class C ...........................................               --                --                --        (19,085,424)
      Class R ...........................................               --                --                --           (619,705)
      Advisor Class .....................................               --                --                --        (40,266,927)
                                                             -------------      ------------     -------------     --------------
   Total distributions to shareholders ..................               --                --                --       (153,755,265)
                                                             -------------      ------------     -------------     --------------
   Capital share transactions: (Note 2)
      Class A ...........................................       13,068,665        25,504,203       (41,335,318)      (131,750,498)
      Class B ...........................................       (1,535,964)       (5,044,139)      (15,040,301)        (9,331,447)
      Class C ...........................................        2,311,273         6,765,860       (10,099,835)       (10,395,508)
      Class R ...........................................          647,748           (69,825)         (519,294)        (1,529,576)
      Advisor Class .....................................       10,650,595         8,963,605       (21,845,121)       (31,944,950)
                                                             -------------      ------------     -------------     --------------
   Total capital share transactions .....................       25,142,317        36,119,704       (88,839,869)      (184,951,979)
                                                             -------------      ------------     -------------     --------------
   Redemption fees ......................................              966             3,208             1,045              3,008
                                                             -------------      ------------     -------------     --------------
            Net increase (decrease) in net assets .......      (76,597,024)       53,377,906      (240,738,669)      (461,023,639)
Net assets:
   Beginning of period ..................................      298,841,421       245,463,515       626,476,238      1,087,499,877
                                                             -------------      ------------     -------------     --------------
   End of period ........................................    $ 222,244,397      $298,841,421     $ 385,737,569     $  626,476,238
                                                             =============      ============     =============     ==============
Undistributed net investment income (loss) included in
   net assets:
      End of period .....................................    $  (1,234,746)     $         --     $  (2,590,329)    $           --
                                                             =============      ============     =============     ==============

   The accompanying notes are an integral part of these financial statements.


                             92 | Semiannual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                      FRANKLIN SMALL-MID CAP
                                                                                                            GROWTH FUND
                                                                                                ----------------------------------
                                                                                                SIX MONTHS ENDED
                                                                                                OCTOBER 31, 2008      YEAR ENDED
                                                                                                   (UNAUDITED)      APRIL 30, 2008
                                                                                                ----------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) .........................................................    $     3,596,090    $   (35,942,600)
      Net realized gain (loss) from investments and foreign currency transactions ..........        (84,014,772)       535,546,104
      Net change in unrealized appreciation (depreciation) on investments and translation of
         other assets and liabilities denominated in foreign currencies ....................     (1,574,150,564)      (898,481,620)
                                                                                                ---------------    ---------------
            Net increase (decrease) in net assets resulting from operations ................     (1,654,569,246)      (398,878,116)
                                                                                                ---------------    ---------------
   Distributions to shareholders from net realized gains:
      Class A ..............................................................................                 --       (790,889,652)
      Class B ..............................................................................                 --         (5,111,384)
      Class C ..............................................................................                 --       (105,273,976)
      Class R ..............................................................................                 --        (16,775,519)
      Advisor Class ........................................................................                 --       (160,138,265)
                                                                                                ---------------    ---------------
   Total distributions to shareholders .....................................................                 --     (1,078,188,796)
                                                                                                ---------------    ---------------
   Capital share transactions: (Note 2)
      Class A ..............................................................................       (685,509,332)      (221,023,942)
      Class B ..............................................................................         (2,946,796)           132,361
      Class C ..............................................................................        (45,747,729)        16,278,421
      Class R ..............................................................................         (8,295,876)        (1,881,624)
      Advisor Class ........................................................................        (84,414,192)       242,909,931
                                                                                                ---------------    ---------------
   Total capital share transactions ........................................................       (826,913,925)        36,415,147
                                                                                                ---------------    ---------------
   Redemption fees .........................................................................             35,884             97,409
                                                                                                ---------------    ---------------
            Net increase (decrease) in net assets ..........................................     (2,481,447,287)   $(1,440,554,356)
Net assets:
   Beginning of period .....................................................................      5,786,991,035      7,227,545,391
                                                                                                ---------------    ---------------
   End of period ...........................................................................    $ 3,305,543,748    $ 5,786,991,035
                                                                                                ===============    ===============
Undistributed net investment income included in net assets:
   End of period ...........................................................................    $     3,596,090    $            --
                                                                                                ===============    ===============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 93

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eleven separate funds. All funds included in this report (Funds) are diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A, CLASS C, CLASS R & ADVISOR CLASS

Franklin Focused Core Equity Fund

CLASS A, CLASS B, CLASS C, CLASS R & ADVISOR CLASS

Franklin Growth Opportunities Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price


                             94 | Semiannual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                             Semiannual Report | 95

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES LENDING

The Funds may loan securities to certain brokers through a securities lending agent for which they receive initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the fund in the case of default of any securities borrower.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                             96 | Semiannual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

G. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             Semiannual Report | 97

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                             FRANKLIN              FRANKLIN FOCUSED
                                       FLEX CAP GROWTH FUND        CORE EQUITY FUND
                                    --------------------------   --------------------
                                      SHARES         AMOUNT       SHARES     AMOUNT
                                    ----------   -------------   -------   ----------
CLASS A SHARES:
Six Months ended October 31, 2008
   Shares sold ..................    4,606,805   $ 194,438,305   179,538   $1,231,577
   Shares redeemed ..............   (5,458,511)   (223,074,252)   (8,439)     (69,010)
                                    ----------   -------------   -------   ----------
   Net increase (decrease) ......     (851,706)  $ (28,635,947)  171,099   $1,162,567
                                    ==========   =============   =======   ==========
Year ended April 30, 2008(a)
   Shares sold ..................    8,860,704   $ 412,850,677   539,141   $5,341,810
   Shares issued in reinvestment
      of distributions ..........      564,076      27,302,324        --           --
   Shares redeemed ..............   (9,275,872)   (430,133,912)   (3,553)     (30,010)
                                    ----------   -------------   -------   ----------
   Net increase (decrease) ......      148,908   $  10,019,089   535,588   $5,311,800
                                    ==========   =============   =======   ==========
CLASS B SHARES:
Six Months ended October 31, 2008
   Shares sold ..................      111,044   $   4,491,948
   Shares redeemed ..............     (501,917)    (19,338,940)
                                    ----------   -------------
   Net increase (decrease) ......     (390,873)  $ (14,846,992)
                                    ==========   =============
Year ended April 30, 2008
   Shares sold ..................      185,826   $   8,281,945
   Shares issued in reinvestment
      of distributions ..........       38,247       1,733,727
   Shares redeemed ..............     (783,309)    (33,792,455)
                                    ----------   -------------
   Net increase (decrease) ......     (559,236)  $ (23,776,783)
                                    ==========   =============
CLASS C SHARES:
Six Months ended October 31, 2008
   Shares sold ..................      969,537   $  37,914,583    14,879   $  107,987
   Shares redeemed ..............   (1,163,257)    (43,651,034)     (826)      (6,755)
                                    ----------   -------------   -------   ----------
   Net increase (decrease) ......     (193,720)  $  (5,736,451)   14,053   $  101,232
                                    ==========   =============   =======   ==========
Year ended April 30, 2008(a)
   Shares sold ..................    1,643,470   $  72,227,327     4,695   $   41,349
   Shares issued in reinvestment
      of distributions ..........      131,515       5,973,410        --           --
   Shares redeemed ..............   (1,714,226)    (73,944,231)       --           --
                                    ----------   -------------   -------   ----------
   Net increase (decrease) ......       60,759   $   4,256,506     4,695   $   41,349
                                    ==========   =============   =======   ==========


                             98 | Semiannual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                             FRANKLIN           FRANKLIN FOCUSED
                                       FLEX CAP GROWTH FUND     CORE EQUITY FUND
                                    ------------------------   ------------------
                                      SHARES       AMOUNT      SHARES     AMOUNT
                                    ---------   ------------   ------   ---------
CLASS R SHARES:
Six Months ended October 31, 2008
   Shares sold ..................     201,709   $  8,140,621       --   $      --
   Shares redeemed ..............    (292,601)   (12,067,258)      --          --
                                    ---------   ------------   ------   ---------
   Net increase (decrease) ......     (90,892)  $ (3,926,637)      --   $      --
                                    =========   ============   ======   =========
Year ended April 30, 2008(a)
   Shares sold ..................     357,376   $ 16,514,361    1,000   $  10,000
   Shares issued in reinvestment
      of distributions ..........      26,436      1,261,987       --          --
   Shares redeemed ..............    (739,403)   (33,770,348)      --          --
                                    ---------   ------------   ------   ---------
   Net increase (decrease) ......    (355,591)  $(15,994,000)   1,000   $  10,000
                                    =========   ============   ======   =========
ADVISOR CLASS SHARES:
Six Months ended October 31, 2008
   Shares sold ..................   1,957,854   $ 80,273,253      987   $   6,855
   Shares redeemed ..............    (458,630)   (19,380,908)  (2,359)    (17,181)
                                    ---------   ------------   ------   ---------
   Net increase (decrease) ......   1,499,224   $ 60,892,345   (1,372)  $ (10,326)
                                    =========   ============   ======   =========
Year ended April 30, 2008(a)
   Shares sold ..................   1,150,962   $ 52,420,394   19,731   $ 194,788
   Shares issued in reinvestment
      of distributions ..........     106,767      5,206,091       --          --
   Shares redeemed ..............    (270,893)   (12,600,256)     (64)       (550)
                                    ---------   ------------   ------   ---------
   Net increase (decrease) ......     986,836   $ 45,026,229   19,667   $ 194,238
                                    =========   ============   ======   =========

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008, for the Franklin Focused Core Equity Fund.

                                         FRANKLIN GROWTH                  FRANKLIN
                                        OPPORTUNITIES FUND         SMALL CAP GROWTH FUND
                                    -------------------------   ---------------------------
                                      SHARES        AMOUNT         SHARES         AMOUNT
                                    ----------   ------------   -----------   -------------
CLASS A SHARES:
Six Months ended October 31, 2008
   Shares sold ..................    1,892,833   $ 35,545,336     3,043,579   $  25,675,736
   Shares redeemed ..............   (1,300,945)   (22,476,671)   (7,681,396)    (67,011,054)
                                    ----------   ------------   -----------   -------------
   Net increase (decrease) ......      591,888   $ 13,068,665    (4,637,817)  $ (41,335,318)
                                    ==========   ============   ===========   =============
Year ended April 30, 2008
   Shares sold ..................    3,288,291   $ 67,103,617     5,142,888   $  57,782,843
   Shares issued inreinvestment
      of distributions ..........           --             --     7,209,636      73,177,801
   Shares redeemed ..............   (2,127,947)   (41,599,414)  (24,350,461)   (262,711,142)
                                    ----------   ------------   -----------   -------------
   Net increase (decrease) ......    1,160,344   $ 25,504,203   (11,997,937)  $(131,750,498)
                                    ==========   ============   ===========   =============


                             Semiannual Report | 99

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        FRANKLIN GROWTH                FRANKLIN
                                      OPPORTUNITIES FUND        SMALL CAP GROWTH FUND
                                    ----------------------   ---------------------------
                                     SHARES       AMOUNT        SHARES         AMOUNT
                                    --------   -----------   -----------   -------------
CLASS B SHARES:
Six Months ended October 31, 2008
   Shares sold ..................     65,566   $ 1,173,255        55,850   $     415,389
   Shares redeemed ..............   (160,351)   (2,709,219)   (1,959,304)    (15,455,690)
                                    --------   -----------   -----------   -------------
   Net increase (decrease) ......    (94,785)  $(1,535,964)   (1,903,454)  $ (15,040,301)
                                    ========   ===========   ===========   =============
Year ended April 30, 2008
   Shares sold ..................     82,357   $ 1,608,358       123,014   $   1,243,897
   Shares issued in reinvestment
      of distributions ..........         --            --     1,228,476      11,584,529
   Shares redeemed ..............   (360,405)   (6,652,497)   (2,064,247)    (22,159,873)
                                    --------   -----------   -----------   -------------
   Net increase (decrease) ......   (278,048)  $(5,044,139)     (712,757)  $  (9,331,447)
                                    ========   ===========   ===========   =============
CLASS C SHARES:
Six Months ended October 31, 2008
   Shares sold ..................    510,146   $ 9,025,541       174,636   $   1,348,795
   Shares redeemed ..............   (416,279)   (6,714,268)   (1,454,812)    (11,448,630)
                                    --------   -----------   -----------   -------------
   Net increase (decrease) ......     93,867   $ 2,311,273    (1,280,176)  $ (10,099,835)
                                    ========   ===========   ===========   =============
Year ended April 30, 2008
   Shares sold ..................    767,351   $14,696,919       305,315   $   3,089,377
   Shares issued in reinvestment
      of distributions ..........         --            --      1,822,62     217,205,554
   Shares redeemed ..............   (428,732)   (7,931,059)   (2,919,162)    (30,690,439)
                                    --------   -----------   -----------   -------------
   Net increase (decrease) ......    338,619   $ 6,765,860      (791,225)  $ (10,395,508)
                                    ========   ===========   ===========   =============
CLASS R SHARES:
Six Months ended October 31, 2008
   Shares sold ..................    141,170   $ 2,482,590        65,494   $     557,275
   Shares redeemed ..............   (101,743)   (1,834,842)     (122,972)     (1,076,569)
                                    --------   -----------   -----------   -------------
   Net increase (decrease) ......     39,427   $   647,748       (57,478)  $    (519,294)
                                    ========   ===========   ===========   =============
Year ended April 30, 2008
   Shares sold ..................    174,256   $ 3,443,236       102,048   $   1,100,387
   Shares issued in reinvestment
      of distributions ..........         --            --        62,282         619,705
   Shares redeemed ..............   (181,695)   (3,513,061)     (256,839)     (3,249,668)
                                    --------   -----------   -----------   -------------
   Net increase (decrease) ......     (7,439)  $   (69,825)      (92,509)  $  (1,529,576)
                                    ========   ===========   ===========   =============
ADVISOR CLASS SHARES:
Six Months ended October 31, 2008
   Shares sold ..................    766,239   $12,953,529     2,605,644   $  19,940,568
   Shares redeemed ..............   (130,769)   (2,302,934)   (4,616,743)    (41,785,689)
                                    --------   -----------   -----------   -------------
   Net increase (decrease) ......    635,470   $10,650,595    (2,011,099)  $ (21,845,121)
                                    ========   ===========   ===========   =============
Year ended April 30, 2008
   Shares sold ..................    780,151   $15,851,341     7,904,170   $  87,488,790
   Shares issued in reinvestment
      of distributions ..........         --            --     3,652,414      38,167,731
   Shares redeemed ..............   (335,773)   (6,887,736)  (12,389,907)   (157,601,471)
                                    --------   -----------   -----------   -------------
   Net increase (decrease) ......    444,378   $ 8,963,605      (833,323)  $ (31,944,950)
                                    ========   ===========   ===========   =============


                             100 | Semiannual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                         FRANKLIN SMALL-MID CAP
                                                              GROWTH FUND
                                                    ------------------------------
                                                      SHARES            AMOUNT
                                                    -----------   ----------------
CLASS A SHARES:
Six Months ended October 31, 2008
   Shares sold...................................     8,189,401   $   247,047,616
   Shares redeemed...............................   (31,398,352)     (932,556,948)
                                                    -----------   ---------------
   Net increase (decrease).......................   (23,208,951)  $  (685,509,332)
                                                    ===========   ===============
Year ended April 30, 2008
   Shares sold...................................    27,344,993   $ 1,030,832,137
   Shares issued in reinvestment of distributions    17,940,000       630,770,384
   Shares redeemed...............................   (48,105,487)   (1,882,626,463)
                                                    -----------   ---------------
   Net increase (decrease).......................    (2,820,494)  $  (221,023,942)
                                                    ===========   ===============
CLASS B SHARES:
Six Months ended October 31, 2008
   Shares sold...................................        21,224   $       554,238
   Shares redeemed...............................      (128,747)       (3,501,034)
                                                    -----------   ---------------
   Net increase (decrease).......................      (107,523)  $    (2,946,796)
                                                    ===========   ===============
Year ended April 30, 2008
   Shares sold...................................        58,760   $     2,259,539
   Shares issued in reinvestment of
      distributions..............................       142,174         4,751,473
   Shares redeemed...............................      (193,900)       (6,878,651)
                                                    -----------   ---------------
   Net increase (decrease).......................         7,034   $       132,361
                                                    ===========   ===============
CLASS C SHARES:
Six Months ended October 31, 2008
   Shares sold...................................       395,144   $    10,623,044
   Shares redeemed...............................    (2,113,109)      (56,370,773)
                                                    -----------   ---------------
   Net increase (decrease).......................    (1,717,965)  $   (45,747,729)
                                                    ===========   ===============
Year ended April 30, 2008
   Shares sold...................................     1,327,722   $    46,812,879
   Shares issued in reinvestment of
      distributions..............................     2,777,328        89,596,613
   Shares redeemed...............................    (3,447,379)     (120,131,071)
                                                    -----------   ---------------
   Net increase (decrease).......................       657,671   $    16,278,421
                                                    ===========   ===============
CLASS R SHARES:
Six Months ended October 31, 2008
   Shares sold...................................       558,575   $    16,400,340
   Shares redeemed...............................      (857,258)      (24,696,216)
                                                    -----------   ---------------
   Net increase (decrease).......................      (298,683)  $    (8,295,876)
                                                    ===========   ===============
Year ended April 30, 2008
   Shares sold...................................     1,064,140   $    39,882,854
   Shares issued in reinvestment of
      distributions..............................       475,058        16,389,509
   Shares redeemed...............................    (1,487,464)      (58,153,987)
                                                    -----------   ---------------
   Net increase (decrease).......................        51,734   $    (1,881,624)
                                                    ===========   ===============


                            Semiannual Report | 101

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                        FRANKLIN SMALL-MID CAP
                                                            GROWTH FUND
                                                    ------------------------------
                                                       SHARES          AMOUNT
                                                    -----------   ----------------
ADVISOR CLASS SHARES:
Six Months ended October 31, 2008
   Shares sold...................................     2,523,705   $    73,321,111
   Shares redeemed...............................    (5,414,797)     (157,735,303)
                                                    -----------   ---------------
   Net increase (decrease).......................    (2,891,092)  $   (84,414,192)
                                                    ===========   ===============
Year ended April 30, 2008
   Shares sold...................................    11,838,328   $   479,997,430
   Shares issued in reinvestment of distributions     3,474,301       124,762,163
   Shares redeemed...............................   (10,036,923)     (361,849,662)
                                                    -----------   ---------------
   Net increase (decrease).......................     5,275,706   $   242,909,931
                                                    ===========   ===============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Franklin Flex Cap Growth Fund and the Franklin Small-MidCap Growth Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   ---------------------------------------------------
0.625%                Up to and including $100 million
0.500%                Over $100 million, up to and including $250 million
0.450%                Over $250 million, up to and including $7.5 billion
0.440%                Over $7.5 billion, up to and including $10 billion
0.430%                Over $10 billion, up to and including $12.5 billion
0.420%                Over $12.5 billion, up to and including $15 billion
0.400%                Inexcess of $15 billion


                            102 | Semiannual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Growth Opportunities Fund pays an investment management fee to Advisers based on the average daily net assets as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   -----------------------------------------------------
0.500%                Up to and including $500 million
0.400%                Over $500 million, up to and including $1 billion
0.350%                Over $1 billion, up to a  nd including $1.5 billion
0.300%                Over $1.5 billion, up to and including $6.5 billion
0.275%                Over $6.5 billion, up to and including $11.5 billion
0.250%                Over $11.5 billion, up to and including $16.5 billion
0.240%                Over $16.5 billion, up to and including $19 billion
0.230%                Over $19 billion, up to and including $21.5 billion
0.220%                Inexcess of $21.5 billion

The Franklin Small Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   -----------------------------------------------------
0.550%                Up to and including $500 million
0.450%                Over $500 million, up to and including $1 billion
0.400%                Over $1 billion, up to and including $1.5 billion
0.350%                Over $1.5 billion, up to and including $6.5 billion
0.325%                Over $6.5 billion, up to and including $11.5 billion
0.300%                Over $11.5 billion, up to and including $16.5 billion
0.290%                Over $16.5 billion, up to and including $19 billion
0.280%                Over $19 billion, up to and including $21.5 billion
0.270%                In excess of $21.5 billion

The Franklin Focused Core Equity Fund pays an investment management fee to Advisers based on the average daily net assets as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   -----------------------------------------------------
0.750%                Up to and including $500 million
0.650%                Over $500 million, up to and including $1 billion
0.600%                Over $1 billion, up to and including $1.5 billion
0.550%                Over $1.5 billion, up to and including $6.5 billion
0.525%                Over $6.5 billion, up to and including $11.5 billion
0.500%                Over $11.5 billion, up to and including $16.5 billion
0.490%                Over $16.5 billion, up to and including $19 billion
0.480%                Over $19 billion, up to and including $21.5 billion
0.470%                In excess of $21.5 billion


                            Semiannual Report | 103

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund, and the Franklin Small Cap Growth Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                          FRANKLIN
                            FRANKLIN      FRANKLIN         GROWTH        FRANKLIN       FRANKLIN
                            FLEX CAP    FOCUSED CORE   OPPORTUNITIES    SMALL CAP    SMALL-MID CAP
                          GROWTH FUND    EQUITY FUND        FUND       GROWTH FUND    GROWTH FUND
                          -----------   ------------   -------------   -----------   -------------
Reimbursement Plans:
   Class A ............      0.25%            --            0.35%            --          0.25%
Compensation Plans:
   Class A ............        --           0.35%             --           0.35%           --
   Class B ............      1.00%            --            1.00%          1.00%         1.00%
   Class C ............      1.00%          1.00%           1.00%          1.00%         1.00%
   Class R ............      0.50%          0.50%           0.50%          0.50%         0.50%

Distributors has agreed to limit the current rate to 0.30% per year for Class A shares for the Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund, and the Franklin Small Cap Growth Fund for the period of February 1, 2008 through January 31, 2009.


                            104 | Semiannual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                                                FRANKLIN
                                                  FRANKLIN      FRANKLIN         GROWTH        FRANKLIN
                                                  FLEX CAP    FOCUSED CORE   OPPORTUNITIES    SMALL CAP
                                                GROWTH FUND    EQUITY FUND        FUND       GROWTH FUND
                                                -----------   ------------   -------------   -----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ......     $300,319       $1,220         $45,060        $22,322
Contingent deferred sales charges retained ..     $ 54,178           --         $ 8,756        $ 3,816

                                                FRANKLIN
                                             SMALL-MID CAP
                                              GROWTH FUND
                                             -------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ......   $97,798
Contingent deferred sales charges retained ..   $22,525

E. TRANSFER AGENT FEES

For the period ended October 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                         FRANKLIN
                           FRANKLIN      FRANKLIN         GROWTH        FRANKLIN       FRANKLIN
                           FLEX CAP    FOCUSED CORE   OPPORTUNITIES     SMALL CAP    SMALL-MID CAP
                         GROWTH FUND    EQUITY FUND        FUND        GROWTH FUND    GROWTH FUND
                         -----------   ------------   -------------   ------------   -------------
Transfer agent fees ..    $1,937,345       $971          $250,314       $336,572       $4,554,631

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Focused Core Equity Fund, FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through August 31, 2009. Total expenses waived or paid are not subject to reimbursement by the fund subsequent to the fund's fiscal year end. After August 31, 2009, FT Services and Advisers may discontinue this waiver at any time upon notice to the fund's Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At October 31, 2008, Advisers owned 67.00% of the Franklin Focused Core Equity Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended October 31, 2008, the custodian fees were reduced as noted in the Statements of Operations.


                            Semiannual Report | 105

Franklin Strategic Series

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2008, the capital loss carryforwards were as follows:

                                                   FRANKLIN
                                                   GROWTH
                                                OPPORTUNITIES
                                                    FUND
                                                -------------
Capital loss carryforwards expiring in:
   2010 .....................................   $ 82,516,835
   2011 .....................................     47,112,100
                                                ------------
                                                $129,628,935
                                                ============

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2008, the Franklin Flex Cap Growth Fund and the Franklin Small Cap Growth Fund deferred realized capital losses of $8,785,285 and $17,763,909, respectively. At April 30, 2008, the Franklin Growth Opportunities Fund deferred realized currency losses of $21,792.

At October 31, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:


                                                                                  FRANKLIN
                                                   FRANKLIN        FRANKLIN        GROWTH
                                                   FLEX CAP      FOCUSED CORE   OPPORTUNITIES
                                                  GROWTH FUND     EQUITY FUND       FUND
                                                --------------   ------------   -------------
Cost of investments .........................   $2,177,337,233    $ 6,733,179    $247,229,184
                                                ==============   ============   =============
Unrealized appreciation .....................   $  278,137,612    $    54,887    $ 21,621,481
Unrealized depreciation .....................     (323,537,547)    (2,419,347)    (40,299,078)
                                                --------------   ------------   -------------
Net unrealized appreciation (depreciation) ..   $  (45,399,935)   $(2,364,460)   $(18,677,597)
                                                ==============   ============   =============

                                                  FRANKLIN          FRANKLIN
                                                  SMALL CAP      SMALL-MID CAP
                                                 GROWTH FUND       GROWTH FUND
                                                -------------   ---------------
Cost of investments .........................   $ 475,666,098   $ 3,882,740,556
                                                ============    ===============
Unrealized appreciation .....................   $  48,205,657   $   460,820,232
Unrealized depreciation .....................    (138,817,120)   (1,010,082,793)
                                                -------------   ---------------
Net unrealized appreciation (depreciation) ..   $ (90,611,463)  $  (549,262,561)
                                                =============   ===============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


                            106 | Semiannual Report

Franklin Strategic Series

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2008, were as follows:

                                                FRANKLIN
                 FRANKLIN       FRANKLIN         GROWTH        FRANKLIN        FRANKLIN
                 FLEX CAP     FOCUSED CORE   OPPORTUNITIES     SMALL CAP     SMALL-MID CAP
                GROWTH FUND   EQUITY FUND         FUND        GROWTH FUND     GROWTH FUND
               ------------   ------------   -------------   ------------   --------------
Purchases ..   $578,715,056    $3,263,582     $152,962,482   $115,113,216   $1,157,343,531
Sales ......   $587,727,576    $1,318,740     $130,626,485   $201,193,690   $1,706,847,007

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2008, the funds held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

                                                                     ACQUISITION
  SHARES     ISSUER                                                    DATE          COST         VALUE
----------   ----------------------------------------------------   -----------   ----------   -----------
FRANKLIN FLEX CAP GROWTH FUND
    36,443   Anda Networks ......................................     3/24/00     $2,000,000   $    56,487
 2,227,171   Fibrogen Inc., pfd., E .............................     5/19/00      9,999,998    11,224,942
                                                                                               -----------
                TOTAL RESTRICTED SECURITIES
                   (0.54% of Net Assets) ........................                              $11,281,429
                                                                                               ===========
FRANKLIN GROWTH OPPORTUNITIES FUND
   374,806   Dilithium Networks Inc., depository receipt, D, ....     7/13/06     $  873,300   $   873,298
                pfd., 144A, PIPES
    14,501   Dilithium Networks Inc., pfd., D, 11.00%,
                3/20/09 .........................................    10/30/08         14,501        14,501
    12,447   Dilithium Networks Inc., wts., 3/20/09 .............    10/30/08             --            --
                                                                                               -----------
                TOTAL RESTRICTED SECURITIES
                   (0.40%of Net Assets) .........................                              $   887,799
                                                                                               ===========


                            Semiannual Report | 107

Franklin Strategic Series

8. RESTRICTED SECURITIES (CONTINUED)

                                                                    ACQUISITION
  SHARES     ISSUER                                                     DATE          COST         VALUE
----------   ----------------------------------------------------   -----------   -----------   ----------
FRANKLIN SMALL CAP GROWTH FUND
   257,100   Impax Laboratories Inc. ............................    11/01/04 -
                                                                     12/03/04     $ 3,097,109   $1,828,495
                                                                                                ==========
                TOTAL RESTRICTED SECURITIES (0.47% of Net Assets)
FRANKLIN SMALL-MID CAP GROWTH FUND
    91,107   Anda Networks ......................................     3/24/00     $ 5,000,000   $  141,216
 1,792,573   Foveon Inc., cvt. pfd., D, 144A ....................     4/08/02      13,999,995           --
 2,597,593   Foveon Inc., cvt. pfd., E, 144A ....................     5/31/05       2,635,024           --
 4,569,500   TeleCorp PCS Inc., Escrow Account ..................    12/15/06              --           --
                                                                                                ----------
                TOTAL RESTRICTED SECURITIES
                   (Less than 0.01% of Net Assets) ..............                               $  141,216
                                                                                                ==========

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Small-Mid Cap Growth Fund for the period ended October 31, 2008, were as shown below.

                                       NUMBER                               NUMBER
                                     OF SHARES                            OF SHARES
                                      HELD AT                              HELD AT      VALUE AT                    REALIZED
                                     BEGINNING     GROSS        GROSS       END OF       END OF       INVESTMENT     CAPITAL
NAME OF ISSUER                       OF PERIOD   ADDITIONS   REDUCTIONS     PERIOD       PERIOD         INCOME     GAIN (LOSS)
--------------                       ---------   ---------   ----------   ---------   ------------    ----------   -----------
FRANKLIN SMALL-MID CAP GROWTH FUND
NON-CONTROLLED AFFILIATES
American Medical Systems
   Holdings Inc. .................   3,689,900       --              --   3,689,900   $ 39,924,718       $--       $       --
Force Protection Inc. ............   3,734,600       --         445,400   3,289,200             --(a)     --               --
FormFactor Inc. ..................   3,689,300       --              --   3,689,300     64,267,606        --               --
Microsemi Corp. ..................   5,007,300       --         195,800   4,811,500    104,602,010        --           40,067
Orbital Sciences Corp. ...........   3,420,100       --       1,080,600   2,339,500             --(a)     --               --
Silicon Laboratories Inc. ........   3,561,500       --       1,137,600   2,423,900     62,924,444        --        2,113,158
The Men's Wearhouse Inc. .........   3,301,000       --       1,776,780   1,524,220             --(a)     --               --
Wolverine World Wide Inc. ........   3,792,210       --       1,523,135   2,269,075             --(a)     --               --
                                                                                      ------------       ---       ----------
TOTAL AFFILIATED SECURITIES
   (8.22% of Net Assets) .........                                                    $271,718,778       $--       $2,153,225
                                                                                      ============       ===       ==========

(a)  As of October 31, 2008, no longer an affiliate.

10. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on May 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.


                             108 | Semiannual Report

Franklin Strategic Series

10. FAIR VALUE MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008, in valuing the Funds' assets and liabilities carried at fair value:

                                         LEVEL 1        LEVEL 2       LEVEL 3         TOTAL
                                     --------------   -----------   -----------   --------------
FRANKLIN FLEX CAP GROWTH FUND
   ASSETS:
      Investments in Securities      $2,120,655,869   $        --   $11,281,429   $2,131,937,298
FRANKLIN FOCUSED CORE EQUITY FUND
   ASSETS:
      Investments in Securities      $    4,368,719   $        --   $        --   $    4,368,719
FRANKLIN GROWTH OPPORTUNITIES FUND
   ASSETS:
      Investments in Securities      $  227,663,788   $        --   $   887,799   $  228,551,587
FRANKLIN SMALL CAP GROWTH FUND
   ASSETS:
      Investments in Securities      $  383,226,140   $        --   $ 1,828,495   $  385,054,635
FRANKLIN SMALL-MID CAP GROWTH FUND
   ASSETS:
      Investments in Securities      $3,304,406,053   $28,930,726   $   141,216   $3,333,477,995


                             Semiannual Report | 109

Franklin Strategic Series

10. FAIR VALUE MEASUREMENTS (CONTINUED)

At October 31, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Funds' fair value, were as follows:

                                                                               FRANKLIN
                                                                FRANKLIN         GROWTH
                                                                FLEX CAP     OPPORTUNITIES
                                                              GROWTH FUND        FUND
                                                              INVESTMENTS     INVESTMENTS
                                                             IN SECURITIES   IN SECURITIES
                                                             -------------   -------------
Beginning Balance - May 1, 2008 ..........................    $13,209,186      $1,293,081
   Net realized gain (loss) ..............................             --              --
   Net change in unrealized appreciation (depreciation) ..     (1,927,757)       (419,783)
   Net purchases (sales) .................................             --          14,501
   Transfers in and/or out of Level 3 ....................             --              --
                                                              -----------      ----------
Ending Balance ...........................................    $11,281,429      $  887,799
                                                              -----------      ----------
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of period ....    $(1,927,757)     $ (419,783)
                                                              ===========      ==========

                                                               FRANKLIN         FRANKLIN
                                                               SMALL CAP     SMALL-MID CAP
                                                              GROWTH FUND     GROWTH FUND
                                                              INVESTMENTS     INVESTMENTS
                                                             IN SECURITIES   IN SECURITIES
                                                             -------------   -------------
Beginning Balance - May 1, 2008 ..........................     $       --     $ 3,012,662
   Net realized gain (loss) ..............................             --              --
   Net change in unrealized appreciation (depreciation) ..             --      (2,871,446)
   Net purchases (sales) .................................             --              --
   Transfers in and/or out of Level 3 ....................      1,828,495              --
                                                               ----------     -----------
Ending Balance ...........................................     $1,828,495     $   141,216
                                                               ----------     -----------
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of period ....     $       --     $(2,871,446)
                                                               ==========     ===========

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Funds are currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             110 | Semiannual Report

Franklin Strategic Series

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 111

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation FunD
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund High
Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENT(R) LOGO)
One Franklin Parkway
San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHARE HOLDER LETTER
FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHARE HOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS1 S2008 12/08






                                OCTOBER 31, 2008

                                   (GRAPHIC)

Franklin Biotechnology Discovery Fund

Franklin Natural Resources Fund

                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                     SECTOR

                           FRANKLIN STRATEGIC SERIES

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                                 Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE            Each of our portfolio management groups
                                 operates autonomously, relying on its own
                                 research and staying true to the unique
                                 investment disciplines that underlie its
                                 success.

                                 FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                 TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                 MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION             Because our management groups work
                                 independently and adhere to different
                                 investment approaches, Franklin, Templeton and
                                 Mutual Series funds typically have distinct
                                 portfolios. That's why our funds can be used to
                                 build truly diversified allocation plans
                                 covering every major asset class.

RELIABILITY YOU CAN TRUST        At Franklin Templeton Investments, we seek to
                                 consistently provide investors with exceptional
                                 risk-adjusted returns over the long term, as
                                 well as the reliable, accurate and personal
                                 service that has helped us become one of the
                                 most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

                                    Contents

CEO'S MESSAGE .............................................................    1
SEMIANNUAL REPORT
Economic and Market Overview ..............................................    4
Franklin Biotechnology Discovery Fund .....................................    6
Franklin Natural Resources Fund ...........................................   12
Financial Highlights and Statements of Investments ........................   19
Financial Statements ......................................................   31
Notes to Financial Statements .............................................   35
Shareholder Information ...................................................   46

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed semiannual report for Franklin Strategic Series covers the six months ended October 31, 2008, and I would like to add some comments on market events during this time. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world seized up, and the fallout impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal

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                      Not part of the semiannual report | 1

Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often.... For
100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too -- made money in stocks.... In this century or the next it's still `Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                      2 | Not part of the semiannual report
to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage recently led Standard & Poor's to raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed semiannual report for Franklin Strategic Series, the portfolio managers discuss market conditions, investment decisions and Fund performance during the six months ended October 31, 2008. The report contains additional performance data and financial information. Our website, franklintempleton.com, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Standard & Poor's press release, 10/6/08.


                      Not part of the semiannual report | 3

Semiannual Report

Economic and Market Overview

For the six months ended October 31, 2008, the decelerating U.S. economy contended with a staggering financial markets crisis amid a wave of government interventions and emergency funding. In addition, high oil prices, the worst housing market contraction in decades, a severe credit crunch and rising joblessness weighed on the economy. Economic growth, as measured by gross domestic product (GDP), rebounded from a 0.9% first quarter 2008 annualized rate to a 2.8% annualized pace in the second quarter, based largely on strong exports and government spending. However, GDP fell an estimated annualized 0.5% in 2008's third quarter as the subprime financial crisis deepened and spread into all aspects of the economy. The U.S. dollar appreciated against most foreign currencies during the period, breaking a six-year downward trend as commodity prices fell, inflationary concerns abated and global economic growth began to subside. Supports to the economy included an inventory buildup, expanding government spending and a boost to household finances from a fiscal stimulus package. Although tax rebate checks lifted spending temporarily, retail sales remained weak and new vehicle sales hit a 15-year low.

The U.S. labor market contracted and the unemployment rate grew from 5.0% at the beginning of the period to 6.5% in October, the highest level since June 2003.(1) In September, mass layoff (50 or more for a single employer) initial claims reached their highest level since September 2005 when high layoff activity resulted from Hurricane Katrina.(1) Volatile oil prices soared to an all-time trading high of $145 per barrel in July 2008, and dropped dramatically by period-end, settling at $68. In October, amid concerns of reduced demand due to a slowing global economy, oil prices plummeted 33%, bringing the drop since the peak in mid-July to 53%. Many other commodity prices -- including those for coal, natural gas, precious metals, raw materials and agricultural commodities -- also neared or surpassed all-time highs due to increased worldwide demand and investors seeking alternatives to shaky stocks and corporate bonds. These prices fell through much of the third quarter as global demand subsided. For the 12 months ended October 31, 2008, inflation as measured by the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.2%; this matched its 10-year average rate.(1)

(1.) Source: Bureau of Labor Statistics.


                              4 | Semiannual Report

Seeking to stimulate the sagging economy without stoking inflation, the Federal Reserve Board (Fed) made two cuts to its key federal funds target rate during the period, lowering it from 2.00% to a four-year low of 1.00%. In this uncertain environment, short-term U.S. Treasury prices generally increased (and yields declined) as many investors sought safer alternatives to stocks and corporate bonds. The 10-year Treasury note, however, received less investor attention, and its yield increased from 3.77% at the beginning of the period to 4.01% on October 31, 2008.

U.S. stock markets endured high volatility and suffered losses during this challenging period. For the six months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -26.23%, the broader Standard & Poor's 500 Index (S&P 500) a -29.28% total return, and the technology-heavy NASDAQ Composite Index a -28.40% total return.(2) All sectors lost value, and the materials, financials and energy sectors had the largest declines.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(2.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                              Semiannual Report | 5

Franklin Biotechnology Discovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms.

PORTFOLIO BREAKDOWN
Franklin Biotechnology Discovery Fund
Based on Total Net Assets as of 10/31/08

                                   (PIE CHART)

Biotechnology ..............................   76.2%
Pharmaceuticals ............................   12.2%
Life Sciences Tools & Services .............    6.7%
Short-Term Investments & Other Net Assets ..    4.9%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Biotechnology Discovery Fund covers the period ended October 31, 2008.

PERFORMANCE OVERVIEW

Franklin Biotechnology Discovery Fund - Class A had a -3.14% cumulative total return for the six months under review. The Fund performed better than its narrow benchmark, the NASDAQ Biotechnology Index, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which had -8.08% and -29.28% total returns for the same period.(1) For comparison, the NASDAQ

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The NASDAQ Biotechnology Index contains companies primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human disease, which also meet other eligibility criteria. The NASDAQ Biotechnology Index is calculated under a modified capitalization-weighted methodology. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


                              6 | Semiannual Report

Composite Index had a six-month return of -28.40%.(2) You can find the Fund's long-term performance data in the Performance Summary on page 9.

INVESTMENT STRATEGY

The Fund is managed using a bottom-up approach to individual stock selection, with a focus on fundamental analysis and primary research. We look for biotechnology, biopharmaceutical and platform technology companies that possess products with favorable competitive profiles, large market opportunities and strong intellectual property, supported by thoughtful clinical and market development strategies. Our assessment of these products is based on extensive primary research and due diligence and includes, but is not limited to, a thorough review of medical literature, consultation of community and academic physicians, and attendance at scientific meetings and symposia. Additionally, we favor companies with excellent management, strong financial characteristics and attractive valuations.

MANAGER'S DISCUSSION

The Fund had numerous detractors from absolute performance during the reporting period including Orexigen Therapeutics, Helicos Biosciences and BioMarin Pharmaceutical. Late in the period, the share price for Orexigen Therapeutics fell significantly, as small cap biotech stocks in general fared poorly amid concerns that such companies would have difficulty raising capital. The Fund's investment in Helicos Biosciences hurt performance after the genetic analysis tool developer's stock was downgraded due to a perceived lack of guidance and visibility regarding revenues and financing. The share price for drug maker BioMarin Pharmaceutical dropped after the company reported slower-than-expected sales growth for new patients using its product, Kuvan.

In contrast, the Fund had several contributors to absolute performance during the six months under review. These included biotechnology companies Amgen, Genentech and Kosan Biosciences. Amgen's share price received a boost after the drug developer announced successful Phase 3 trial results for an osteoporosis drug. Biotech giant Genentech's share price rose after drugmaker Roche offered to buy full control of the company. Shares of Kosan Biosciences, a developer of anti-cancer agents, surged after the company agreed to be acquired by Bristol-Myers Squibb and we sold it by period-end.

TOP 10 HOLDINGS

Franklin Biotechnology Discovery Fund
10/31/08

COMPANY                                % OF TOTAL
SECTOR/INDUSTRY                        NET ASSETS
---------------                        ----------
Celgene Corp.                             11.4%
   BIOTECHNOLOGY
Genentech Inc.                            11.3%
   BIOTECHNOLOGY
Gilead Sciences Inc.                      10.8%
   BIOTECHNOLOGY
Genzyme Corp.                             10.5%
   BIOTECHNOLOGY
Amgen Inc.                                 5.1%
   BIOTECHNOLOGY
Teva Pharmaceutical Industries Ltd.,
ADR (Israel)                               4.6%
   PHARMACEUTICALS
Biogen Idec Inc.                           4.4%
   BIOTECHNOLOGY
Sequenom Inc.                              3.9%
   LIFE SCIENCES TOOLS & SERVICES
PDL BioPharma Inc.                         3.0%
   BIOTECHNOLOGY
Cephalon Inc.                              2.7%
   BIOTECHNOLOGY

(2.) Source: (C) 2008 Morningstar. The NASDAQ Composite Index measures all
     NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                              Semiannual Report | 7

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.

(PHOTO OF EVAN McCULLOCH)


/s/ Evan McCulloch
Evan McCulloch, CFA
Portfolio Manager
Franklin Biotechnology Discovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              8 | Semiannual Report

Performance Summary as of 10/31/08

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FBDIX)   CHANGE   10/31/08   4/30/08
-----------------------   ------   --------   -------
Net Asset Value (NAV)     -$1.73    $52.99     $54.72

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE.

CLASS A                              6-MONTH         1-YEAR    5-YEAR   10-YEAR
-------                              -------         ------   -------   -------
Cumulative Total Return(1)            -3.14%         -19.51%   +17.13%  +136.23%
Average Annual Total Return(2)        -8.72%         -24.14%    +2.00%    +8.33%
Value of $10,000 Investment(3)       $9,128          $7,586   $11,040   $22,263
Avg. Ann. Total Return (9/30/08)(4)                  -10.75%    +4.69%   +10.58%
Total Annual Operating Expenses(5)            1.27%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

ENDNOTES

THE FUND IS A NONDIVERSIFIED FUND THAT CONCENTRATES IN A SINGLE SECTOR, WHICH INVOLVES RISKS SUCH AS PATENT CONSIDERATIONS, PRODUCT LIABILITY, GOVERNMENT REGULATORY REQUIREMENTS AND REGULATORY APPROVAL FOR NEW DRUGS AND MEDICAL PRODUCTS. BIOTECHNOLOGY COMPANIES OFTEN ARE SMALL AND/OR RELATIVELY NEW. SMALLER COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGES IN ECONOMIC CONDITIONS AND HAVE LESS CERTAIN GROWTH PROSPECTS THAN LARGER, MORE ESTABLISHED COMPANIES AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                              Semiannual Report | 9

Your Fund's Expenses

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             10 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 5/1/08    VALUE 10/31/08  PERIOD* 5/1/08-10/31/08
-------                                   -----------------  --------------  -----------------------
Actual                                          $1,000          $  968.60              $6.15
Hypothetical (5% return before expenses)        $1,000          $1,018.95              $6.31

* Expenses are calculated using the most recent six-month annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 11

Franklin Natural Resources Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Natural Resources Fund seeks high total return (total return consists of both capital appreciation and current dividend and interest income) by investing at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services for natural resources companies.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN

Franklin Natural Resources Fund
Based on Total Net Assets as of 10/31/08

                               (PERFORMANCE GRAPH)

Oil & Gas Exploration & Production          31.0%
Oil & Gas Equipment & Services              23.4%
Integrated Oil & Gas                        18.1%
Diversified Metals & Mining                  5.2%
Oil & Gas Drilling                           4.6%
Gold                                         4.2%
Oil & Gas Refining & Marketing               3.5%
Coal & Consumable Fuels                      3.1%
Other                                        5.7%
Short-Term Investments & Other Net Assets    1.2%

This semiannual report for Franklin Natural Resources Fund covers the period ended October 31, 2008.

PERFORMANCE OVERVIEW

Franklin Natural Resources Fund - Class A had a -48.84% cumulative total return for the six months under review. The Fund underperformed its narrow benchmark, the Standard & Poor's (S&P) North American Natural Resources Index, which had a -42.12% total return.(1) It also underperformed its broad benchmark, the S&P 500 Index (S&P 500), which had a -29.28% total return for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 15.

INVESTMENT STRATEGY

We use a fundamental, research-driven approach to identify industries in the natural resources sector that we believe offer the strongest underlying attributes including, but not limited to, favorable supply and demand characteristics, barriers to entry, and pricing power. Within those industries, we seek to identify individual companies that appear to offer the best total return potential. The Fund's holdings are typically concentrated in the energy sector, but also include investments in the metals and mining, chemicals, paper and forest products, and other related sectors.

(1.) Source: Standard & Poor's. The S&P North American Natural Resources Index is a modified capitalization-weighted index that includes companies involved in extractive industries (mining), energy and forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations.

(2.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 26.


                             12 | Semiannual Report

MANAGER'S DISCUSSION

During the six months under review, the Fund's performance suffered as the combined effects of the credit crisis and a slowdown in global economic growth led to a significant decline in commodity prices, earnings expectations and equity values. The credit crisis also affected the natural resources sector as investors shunned companies with capital funding requirements and those with anything less than pristine balance sheets, even though many of these companies recently generated record quarterly profits. Furthermore, as global economic growth decelerated, reduced global demand for oil and other commodities prompted a sharp decline in prices. Many investors grew concerned about a temporary oversupply and risk of a further decline in commodity prices.

During this challenging review period, many Fund holdings from the energy equipment and services industry suffered steep share price declines and hurt Fund performance. Such companies support drilling and development efforts of oil and natural gas explorers and producers around the world and are integral in efforts to provide adequate supplies in the future. Detractors from the Fund's absolute performance included Halliburton, Smith International and Helix Energy Solutions Group. These companies' stock prices tumbled late in the reporting period as a result of concerns related to lower commodity prices and spending by producers in addition to disruptions to operations and property damage caused by Hurricanes Ike and Gustav. Many holdings in the integrated oil and gas industry and oil and gas exploration and production (E&P) industry had a negative impact on Fund performance for similar reasons. Although we sold a significant portion of the Fund's E&P holdings in the spring and early summer due to the group's significant appreciation and rise in commodity prices, the broad-based sell-off in the natural resources sector masked our efforts. The diversified metals and mining industry also detracted from Fund performance largely because base metals prices declined during the period as industrial consumers, such as steel producers, made efforts to match production to waning demand.

In contrast, the Fund had several contributors to absolute performance during the review period, including independent oil and gas E&P companies Southwestern Energy, Range Resources and Continental Resources. Southwestern Energy's share price rose after the company reported strong third quarter earnings driven by robust growth from its Fayetteville Shale operations. Range Resources benefited from improved well performance on its Marcellus Shale acreage and completion of its natural gas processing facilities in Pennsylvania. Continental Resources reported higher profits and improved production results from its operations in Montana and North Dakota.

GEOGRAPHIC BREAKDOWN

Franklin Natural Resources Fund
Based on Total Net Assets as of 10/31/08

                               (PERFORMANCE GRAPH)

North America                               88.6%
Europe                                       4.1%
Latin America & Caribbean                    2.5%
Australia & New Zealand                      2.4%
Middle East & Africa                         1.1%
Asia                                         0.1%
Short-Term Investments & Other Net Assets    1.2%


                             Semiannual Report | 13

This was indeed a very difficult environment as conditions brought equity values down dramatically in a short period of time. However, such volatility can lead to opportunities to invest in quality companies at attractive valuation levels. As always, we continued to seek out such opportunities at the close of the period.

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.

(PHOTO OF FREDERICK G. FROMM)


/s/ Frederick G. Fromm
Frederick G. Fromm, CFA
Portfolio Manager
Franklin Natural Resources Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS

Franklin Natural Resources Fund
10/31/08

COMPANY                                       % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                      NET ASSETS
------------------------                      ----------
Southwestern Energy Co.                          5.0%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
Devon Energy Corp.                               3.9%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
Petrohawk Energy Corp.                           3.6%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
Marathon Oil Corp.                               3.6%
   INTEGRATED OIL & GAS, U.S.
XTO Energy Inc.                                  3.4%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
Halliburton Co.                                  3.2%
   OIL & GAS EQUIPMENT & SERVICES, U.S.
Occidental Petroleum Corp.                       2.9%
   INTEGRATED OIL & GAS, U.S.
EOG Resources Inc.                               2.9%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
Schlumberger Ltd.                                2.6%
   OIL & GAS EQUIPMENT & SERVICES, U.S.
Transocean Inc.                                  2.5%
   OIL & GAS DRILLING, U.S.


                             14 | Semiannual Report

Performance Summary as of 10/31/08

FRANKLIN NATURAL RESOURCES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FRNRX)          CHANGE   10/31/08   4/30/08
-----------------------         -------   --------   -------
Net Asset Value (NAV)           -$22.36    $23.42     $45.78

CLASS C (SYMBOL: FNCRX)          CHANGE   10/31/08   4/30/08
-----------------------         -------   --------   -------
Net Asset Value (NAV)           -$22.24    $23.11     $45.35

ADVISOR CLASS (SYMBOL: FNRAX)    CHANGE   10/31/08   4/30/08
-----------------------------   -------   --------   -------
Net Asset Value (NAV)           -$23.54    $24.73     $48.27


                             Semiannual Report | 15

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A(1)                              6-MONTH          1-YEAR     5-YEAR     10-YEAR
----------                              -------          -------   --------   ---------
Cumulative Total Return(2)               -48.84%          -46.40%    +80.52%     +156.33%
Average Annual Total Return(3)           -51.78%          -49.48%    +11.21%       +9.22%
Value of $10,000 Investment(4)          $ 4,822          $ 5,052    $17,012     $ 24,153
Avg. Ann. Total Return (9/30/08)(5)                       -24.89%    +19.47%      +13.72%
   Total Annual Operating Expenses(6)             0.99%

                                                                              INCEPTION
CLASS C                                 6-MONTH          1-YEAR     3-YEAR     (9/1/05)
-------                                 -------          -------   --------   ---------
Cumulative Total Return(2)               -49.03%          -46.79%    -10.21%     -13.16%
Average Annual Total Return(3)           -49.54%          -47.29%     -3.52%      -4.36%
Value of $10,000 Investment(4)          $ 5,046          $ 5,271    $ 8,979     $ 8,684
Avg. Ann. Total Return (9/30/08)(5)                       -21.61%     +5.16%      +6.57%
   Total Annual Operating Expenses(6)             1.70%

ADVISOR CLASS(1)                        6-MONTH          1-YEAR     5-YEAR     10-YEAR
----------------                        -------          -------   --------   ---------
Cumulative Total Return(2)               -48.76%          -46.23%   +83.35%     +173.38%
Average Annual Total Return(3)           -48.76%          -46.23%   +12.89%      +10.58%
Value of $10,000 Investment(4)          $ 5,124          $ 5,377   $18,335     $ 27,338
Avg. Ann. Total Return (9/30/08)(5)                       -20.06%   +21.29%      +15.14%
   Total Annual Operating Expenses(6)             0.70%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

ENDNOTES

INVESTING IN A FUND CONCENTRATING IN THE NATURAL RESOURCES SECTOR INVOLVES SPECIAL RISKS, INCLUDING INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. THE FUND MAY ALSO INVEST IN FOREIGN STOCKS, WHICH INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL AND ECONOMIC UNCERTAINTY. THE FUND'S HOLDINGS IN SMALLER COMPANIES INVOLVE SPECIAL RISKS ASSOCIATED WITH SMALLER REVENUES AND MARKET SHARE, AND MORE LIMITED PRODUCT LINES. THE PRICES OF SUCH SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             16 | Semiannual Report

Your Fund's Expenses

FRANKLIN NATURAL RESOURCES FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  511.60               $3.62
Hypothetical (5% return before expenses)         $1,000           $1,020.42               $4.84

CLASS C
Actual                                           $1,000           $  509.70               $6.35
Hypothetical (5% return before expenses)         $1,000           $1,016.79               $8.49

ADVISOR CLASS
Actual                                           $1,000           $  512.40               $2.55
Hypothetical (5% return before expenses)         $1,000           $1,021.83               $3.41

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.95%; C: 1.67%; and Advisor: 0.67%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             18 | Semiannual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                    SIX MONTHS ENDED                     YEAR ENDED APRIL 30,
                                                    OCTOBER 31, 2008   -------------------------------------------------------------
                                                      (UNAUDITED)         2008       2007         2006         2005          2004
                                                    ----------------   ---------   --------     --------     --------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $  54.72        $  64.53    $  56.44     $  46.05     $  53.26     $  37.26
                                                       --------        --------    --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ...............         0.55           (0.59)      (0.57)       (0.59)       (0.58)       (0.55)
   Net realized and unrealized gains (losses) ....        (2.28)          (9.22)       8.66        10.98        (6.63)       16.55
                                                       --------        --------    --------     --------     --------     --------
Total from investment operations .................        (1.73)          (9.81)       8.09        10.39        (7.21)       16.00
                                                       --------        --------    --------     --------     --------     --------
Redemption fees(c) ...............................           --(d)           --(d)       --(d)        --(d)        --(d)        --
                                                       --------        --------    --------     --------     --------     --------
Net asset value, end of period ...................     $  52.99        $  54.72    $  64.53     $  56.44     $  46.05     $  53.26
                                                       ========        ========    ========     ========     ========     ========
Total return(e) ..................................        (3.14)%        (15.22)%     14.39%       22.50%      (13.54)%      42.98%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before expense reduction ................         1.25%           1.24%       1.35%        1.25%        1.29%        1.28%
Expenses net of expense reduction ................         1.24%           1.23%       1.35%(g)     1.25%(g)     1.29%(g)     1.28%
Net investment income (loss) .....................         1.86%          (0.98)%     (1.01)%      (1.06)%      (1.17)%      (1.17)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................     $297,772        $318,537    $457,390     $510,700     $485,909     $683,439
Portfolio turnover rate ..........................        29.64%          31.84%      42.08%       37.38%       34.34%       59.39%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008 (UNAUDITED)

                                                                                                       SHARES/
        FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                            COUNTRY       WARRANTS        VALUE
        -------------------------------------                                        --------------   ----------   ------------
        COMMON STOCKS AND WARRANTS 92.9%
        BIOTECHNOLOGY 74.0%
    (a) 3SBio Inc., ADR ..........................................................        China          135,600   $    846,144
    (a) Advanced Life Sciences Holdings Inc. .....................................    United States      122,150         37,866
    (a) AEterna Zentaris Inc. ....................................................       Canada          401,100        196,539
    (a) Allos Therapeutics Inc. ..................................................    United States      135,400        989,774
    (a) Amgen Inc. ...............................................................    United States      255,100     15,277,939
    (a) Amicus Therapeutics Inc. .................................................    United States       23,935        254,429
    (a) Anadys Pharmaceuticals Inc. ..............................................    United States      328,400        719,196
    (a) ARIAD Pharmaceuticals Inc. ...............................................    United States      845,000      1,681,550
    (a) ArQule Inc. ..............................................................    United States      646,309      1,783,813
    (a) Biogen Idec Inc. .........................................................    United States      304,461     12,954,815
    (a) BioMarin Pharmaceutical Inc. .............................................    United States      183,500      3,361,720
    (a) Celgene Corp. ............................................................    United States      527,000     33,865,020
    (a) Cephalon Inc. ............................................................    United States      111,900      8,025,468
    (a) ConjuChem Biotechnologies Inc., wts., 12/31/11 ...........................       Canada        2,343,750             --
    (a) Cougar Biotechnology Inc. ................................................    United States       15,500        393,700
    (a) Curis Inc. ...............................................................    United States      897,000        771,420
  (a,b) CytRx Corp., 144A ........................................................    United States      443,000        204,356
    (a) Dyax Corp. ...............................................................    United States      185,500        621,425
    (a) Genentech Inc. ...........................................................    United States      404,700     33,565,818
    (a) Gentium SpA, ADR .........................................................        Italy          560,900        431,893
    (a) Genzyme Corp. ............................................................    United States      430,600     31,382,128
    (a) Gilead Sciences Inc. .....................................................    United States      701,700     32,172,945
    (a) Human Genome Sciences Inc. ...............................................    United States      206,000        665,380
    (a) Indevus Pharmaceuticals Inc. .............................................    United States    1,006,900      2,688,423
    (a) Myriad Genetics Inc. .....................................................    United States       59,800      3,772,782
    (a) Neurocrine Biosciences Inc. ..............................................    United States      375,300      1,549,989
    (a) Onyx Pharmaceuticals Inc. ................................................    United States      205,900      5,555,182
    (a) Orexigen Therapeutics Inc. ...............................................    United States      413,300      1,963,175
    (a) OSI Pharmaceuticals Inc. .................................................    United States      188,800      7,164,960
        PDL BioPharma Inc. .......................................................    United States      917,800      8,948,550
    (a) RXi Pharmaceuticals Corp. ................................................    United States          239          2,199
  (a,b) RXi Pharmaceuticals Corp., 144A ..........................................    United States       22,099        203,311
    (a) Savient Pharmaceuticals Inc. .............................................    United States       62,500        297,500
    (a) United Therapeutics Corp. ................................................    United States       21,200      1,849,276
    (a) VaxGen Inc. ..............................................................    United States      826,000        404,740
    (a) Vertex Pharmaceuticals Inc. ..............................................    United States      216,100      5,663,981
                                                                                                                   ------------
                                                                                                                    220,267,406
                                                                                                                   ------------
        LIFE SCIENCES TOOLS & SERVICES 6.7%
    (a) Helicos BioSciences Corp. ................................................    United States      639,100        492,107
    (a) Illumina Inc. ............................................................    United States       87,000      2,682,210
    (a) Invitrogen Corp. .........................................................    United States      179,100      5,156,289
    (a) Sequenom Inc. ............................................................    United States      651,620     11,729,160
                                                                                                                   ------------
                                                                                                                     20,059,766
                                                                                                                   ------------
        PHARMACEUTICALS 12.2%
        Allergan Inc. ............................................................    United States       40,800      1,618,536
    (a) Ardea Biosciences Inc. ...................................................    United States       88,000        893,200
    (a) Avexa Ltd. ...............................................................      Australia      3,877,824        296,757


                             20 | Semiannual Report

Franklin Strategic Series

                                                                                                       SHARES/
        FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                            COUNTRY       WARRANTS          VALUE
        -------------------------------------                                        --------------   ----------     ------------
        COMMON STOCKS AND WARRANTS (CONTINUED)
        PHARMACEUTICALS (CONTINUED)
    (a) Biodel Inc. ..............................................................    United States      175,900     $    390,498
    (a) BioForm Medical Inc. .....................................................    United States      926,500        1,899,325
    (a) Cadence Pharmaceuticals Inc. .............................................    United States      199,600        1,303,388
    (a) Cardiome Pharma Corp. ....................................................        Canada         474,828        2,108,237
    (a) Cypress Bioscience Inc. ..................................................    United States      175,100          952,544
    (a) Endo Pharmaceuticals Holdings Inc. .......................................    United States       95,600        1,768,600
    (a) Inspire Pharmaceuticals Inc. .............................................    United States      182,000          666,120
  (a,c) MacroChem Corp. ..........................................................    United States    2,250,000          157,500
(a,b,c) MacroChem Corp., wts., PIPES, 144A, 2/01/49 ..............................    United States      675,000               --
    (a) Nuvo Research Inc. .......................................................        Canada       6,886,000          598,089
    (a) Nuvo Research Inc., wts., 2/01/49 ........................................        Canada       3,443,000               --
    (a) Oculus Innovative Sciences Inc. ..........................................    United States      250,000          242,500
    (a) Penwest Pharmaceuticals Co. ..............................................    United States      369,400          461,750
    (a) Repros Therapeutics Inc. .................................................    United States      120,500          944,720
        Shire PLC, ADR ...........................................................   United Kingdom      117,900        4,651,155
    (a) Somaxon Pharmaceuticals Inc. .............................................    United States      514,300          504,014
        Teva Pharmaceutical Industries Ltd., ADR .................................        Israel         319,200       13,687,296
    (a) XenoPort Inc. ............................................................    United States       74,700        3,108,267
                                                                                                                     ------------
                                                                                                                       36,252,496
                                                                                                                     ------------
        TOTAL COMMON STOCKS AND WARRANTS (COST $255,514,516) .....................                                    276,579,668
                                                                                                                     ------------
        PREFERRED STOCKS (COST $5,065,937) 1.9%
        BIOTECHNOLOGY 1.9%
  (a,d) FibroGen Inc., pfd., E ...................................................    United States    1,128,271        5,686,486
                                                                                                                     ------------

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT(e)
                                                                                                      ----------
        CONVERTIBLE BONDS (COST $1,480,677) 0.3%
        BIOTECHNOLOGY 0.3%
    (b) ConjuChem Biotechnologies Inc., cvt., sub. note, 144A, 8.00%, 12/31/10 ...        Canada       1,500,000 CAD      868,558
                                                                                                                     ------------
        TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
           (COST $262,061,130) ...................................................                                    283,134,712
                                                                                                                     ------------

                                                                                                        SHARES
                                                                                                      ----------
        SHORT TERM INVESTMENTS (COST $23,518,617) 7.9%
        MONEY MARKET FUNDS 7.9%
    (f) Franklin Institutional Fiduciary Trust Money Market Portfolio, 1.56% .....    United States   23,518,617       23,518,617
                                                                                                                     ------------
        TOTAL INVESTMENTS (COST $285,579,747) 103.0% .............................                                    306,653,329
        OTHER ASSETS, LESS LIABILITIES (3.0)% ....................................                                     (8,880,886)
                                                                                                                     ------------
        NET ASSETS 100.0% ........................................................                                   $297,772,443
                                                                                                                     ============


                             Semiannual Report | 21

Franklin Strategic Series

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

See Currency and Selected Portfolio Abbreviations on page 30.

(a)  Non-income producing for the twelve months ended October 31, 2008.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2008, the aggregate value of these securities was $1,276,225, representing 0.43% of net assets.

(c)  See Note 9 regarding holdings of 5% voting securities.

(d)  See Note 8 regarding restricted and illiquid securities.

(e)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(f) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             22 | Semiannual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN NATURAL RESOURCES FUND

                                                    SIX MONTHS ENDED                        YEAR ENDED APRIL 30,
                                                    OCTOBER 31, 2008  ------------------------------------------------------------
CLASS A                                                (UNAUDITED)      2008         2007         2006         2005         2004
-------                                             ----------------  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $  45.78       $  37.84     $  35.92     $  24.32     $  18.80     $  13.60
                                                       --------       --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ...............         0.04           0.05         0.09         0.13         0.04        (0.04)
   Net realized and unrealized gains (losses) ....       (22.40)         11.11         4.29        12.64         5.48         5.26
                                                       --------       --------     --------     --------     --------     --------
Total from investment operations .................       (22.36)         11.16         4.38        12.77         5.52         5.22
                                                       --------       --------     --------     --------     --------     --------
Less distributions from:
   Net investment income .........................           --          (0.52)       (0.25)       (0.09)          --        (0.02)
   Net realized gains ............................           --          (2.70)       (2.21)       (1.08)          --           --
                                                       --------       --------     --------     --------     --------     --------
Total distributions ..............................           --          (3.22)       (2.46)       (1.17)          --        (0.02)
                                                       --------       --------     --------     --------     --------     --------
Redemption fees(c) ...............................           --(d)          --(d)        --(d)        --(d)        --(d)        --
                                                       --------       --------     --------     --------     --------     --------
Net asset value, end of period ...................     $  23.42       $  45.78     $  37.84     $  35.92     $  24.32     $  18.80
                                                       ========       ========     ========     ========     ========     ========
Total return(e) ..................................       (48.84)%        30.37%       12.86%       53.11%       29.36%       38.36%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .........................................         0.95%(g)       0.97%(g)     1.03%(g)     1.02%(g)     1.08%(g)     1.27%
Net investment income (loss) .....................         0.19%          0.13%        0.26%        0.44%        0.17%       (0.24)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................     $368,480       $752,051     $475,912     $440,475     $211,327     $102,725
Portfolio turnover rate ..........................        25.97%         37.93%       51.51%       56.08%       29.89%       59.53%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Franklin Strategic Series

FRANKLIN NATURAL RESOURCES FUND

                                                    SIX MONTHS ENDED      YEAR ENDED APRIL 30,
                                                    OCTOBER 31, 2008  ---------------------------
CLASS C                                                (UNAUDITED)      2008      2007    2006(a)
-------                                             ----------------  -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $ 45.35       $ 37.58   $ 35.79   $ 31.56
                                                        -------       -------   -------   -------
Income from investment operations(b):
   Net investment income (loss)(c) ...............        (0.11)        (0.25)    (0.17)    (0.01)
   Net realized and unrealized gains (losses) ....       (22.13)        11.04      4.25      5.39
                                                        -------       -------   -------   -------
Total from investment operations .................       (22.24)        10.79      4.08      5.38
                                                        -------       -------   -------   -------
Less distributions from:
   Net investment income .........................           --         (0.32)    (0.08)    (0.07)
   Net realized gains ............................           --         (2.70)    (2.21)    (1.08)
                                                        -------       -------   -------   -------
Total distributions ..............................           --         (3.02)    (2.29)    (1.15)
                                                        -------       -------   -------   -------
Redemption fees(d, e) ............................           --            --        --        --
                                                        -------       -------   -------   -------
Net asset value, end of period ...................      $ 23.11       $ 45.35   $ 37.58   $ 35.79
                                                        =======       =======   =======   =======
Total return(f) ..................................       (49.03)%       29.47%    12.01%    17.47%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) ......................................         1.67%         1.68%     1.76%     1.67%
Net investment income (loss) .....................        (0.53)%       (0.58)%   (0.47)%   (0.21)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $48,404       $85,387   $33,723   $18,485
Portfolio turnover rate ..........................        25.97%        37.93%    51.51%    56.08%

(a)  For the period September 1, 2005 (effective date) to April 30, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Franklin Strategic Series

FRANKLIN NATURAL RESOURCES FUND

                                                    SIX MONTHS ENDED                    YEAR ENDED APRIL 30,
                                                    OCTOBER 31, 2008  -------------------------------------------------------
ADVISOR CLASS                                          (UNAUDITED)      2008        2007        2006        2005        2004
-------------                                       ----------------  -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $ 48.27        $ 39.71     $ 37.57     $ 25.35     $ 19.53     $ 14.11
                                                       -------        -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ......................        0.10           0.19        0.18        0.25        0.13        0.02
   Net realized and unrealized gains (losses) ....      (23.64)         11.69        4.52       13.18        5.69        5.45
                                                       -------        -------     -------     -------     -------     -------
Total from investment operations .................      (23.54)         11.88        4.70       13.43        5.82        5.47
                                                       -------        -------     -------     -------     -------     -------
Less distributions from:
   Net investment income .........................          --          (0.62)      (0.35)      (0.13)         --       (0.05)
   Net realized gains ............................          --          (2.70)      (2.21)      (1.08)         --          --
                                                       -------        -------     -------     -------     -------     -------
Total distributions ..............................          --          (3.32)      (2.56)      (1.21)         --       (0.05)
                                                       -------        -------     -------     -------     -------     -------
Redemption fees(c) ...............................          --(d)          --(d)       --(d)       --(d)       --(d)       --
                                                       -------        -------     -------     -------     -------     -------
Net asset value, end of period ...................     $ 24.73        $ 48.27     $ 39.71     $ 37.57     $ 25.35     $ 19.53
                                                       =======        =======     =======     =======     =======     =======
Total return(e) ..................................      (48.76)%        30.74%      13.20%      53.55%      29.80%      38.83%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .........................................        0.67%(g)       0.68%(g)    0.76%(g)    0.69%(g)    0.73%(g)    0.92%
Net investment income ............................        0.47%          0.42%       0.53%       0.77%       0.52%       0.11%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................     $45,137        $77,361     $52,103     $43,874     $33,048     $11,185
Portfolio turnover rate ..........................       25.97%         37.93%      51.51%      56.08%      29.89%      59.53%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008 (UNAUDITED)

                                                                                                        SHARES/
        FRANKLIN NATURAL RESOURCES FUND                                                  COUNTRY        WARRANTS        VALUE
        -------------------------------                                              --------------   -----------   ------------
        COMMON STOCKS AND WARRANTS 96.7%
        AGRICULTURAL PRODUCTS 0.8%
        Bunge Ltd. ...............................................................    United States       100,000   $  3,841,000
                                                                                                                    ------------
        ALUMINUM 1.0%
        Alcoa Inc. ...............................................................    United States       404,700      4,658,097
                                                                                                                    ------------
        COAL & CONSUMABLE FUELS 3.1%
  (a,b) Energy Coal Resources, 144A ..............................................    United States       199,375      1,752,506
    (a) Patriot Coal Corp. .......................................................    United States       140,000      2,216,200
        Peabody Energy Corp. .....................................................    United States       251,000      8,662,010
    (a) Uranium One Inc. .........................................................       Canada         1,870,500      1,578,220
                                                                                                                    ------------
                                                                                                                      14,208,936
                                                                                                                    ------------
        CONSTRUCTION & ENGINEERING 0.4%
        Boart Longyear Group .....................................................      Australia       6,000,000      1,736,825
                                                                                                                    ------------
        CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS 0.4%
    (a) Terex Corp. ..............................................................    United States       105,000      1,752,450
                                                                                                                    ------------
        DIVERSIFIED CHEMICALS 0.0%(c)
  (a,d) Solutia Inc. .............................................................    United States           789          7,606
  (a,d) Solutia Inc., wts., 2/28/13 ..............................................    United States         5,878          4,702
                                                                                                                    ------------
                                                                                                                          12,308
                                                                                                                    ------------
        DIVERSIFIED METALS & MINING 4.4%
    (a) African Copper PLC .......................................................   United Kingdom     2,400,000        109,190
        Anglo American PLC .......................................................   United Kingdom        70,000      1,755,843
        Anglo American PLC, ADR ..................................................   United Kingdom        68,250        856,538
        BHP Billiton PLC, ADR ....................................................   United Kingdom       120,000      4,119,600
    (a) First Uranium Corp. ......................................................    South Africa        410,000        474,812
  (a,e) First Uranium Corp., 144A ................................................       Canada           205,200        237,638
        Freeport-McMoRan Copper & Gold Inc., B ...................................    United States        75,000      2,182,500
    (a) Mineral Deposits Ltd. ....................................................      Australia       3,800,000      1,504,582
    (a) Mirabela Nickel Ltd. .....................................................      Australia         400,000        440,069
  (a,e) Mirabela Nickel Ltd., 144A ...............................................       Brazil           131,250        144,398
    (a) Nautilus Minerals Inc. ...................................................       Canada           860,000        818,099
    (a) Nautilus Minerals Inc., Reg D ............................................       Canada           474,000        450,906
    (a) Nautilus Minerals Inc., wts., Reg D, 2/15/09 .............................       Canada           237,000             --
        OZ Minerals Ltd. .........................................................      Australia       3,900,000      2,452,516
        Southern Copper Corp. ....................................................    United States       200,000      2,912,000
        Xstrata PLC ..............................................................     Switzerland        118,000      2,017,682
                                                                                                                    ------------
                                                                                                                      20,476,373
                                                                                                                    ------------
        ELECTRICAL COMPONENTS & EQUIPMENT 0.1%
    (a) JA Solar Holdings Co. Ltd., ADR ..........................................        China            95,000        456,000
                                                                                                                    ------------
        GOLD 4.2%
        AngloGold Ashanti Ltd., ADR ..............................................    South Africa        139,790      2,551,167
        Barrick Gold Corp. .......................................................       Canada           280,000      6,361,600
        Franco-Nevada Corp. ......................................................       Canada            40,000        571,429
  (a,e) Franco-Nevada Corp., 144A ................................................       Canada           280,000      4,000,000
    (a) Jinshan Gold Mines Inc. ..................................................       Canada           397,300        164,323
  (a,e) Jinshan Gold Mines Inc., 144A ............................................       Canada         1,305,000        539,747


                             26 | Semiannual Report

Franklin Strategic Series

                                                                                                        SHARES/
        FRANKLIN NATURAL RESOURCES FUND                                                  COUNTRY        WARRANTS        VALUE
        -------------------------------                                              --------------   -----------   ------------
        COMMON STOCKS AND WARRANTS (CONTINUED)
        GOLD (CONTINUED)
        Newcrest Mining Ltd. .....................................................      Australia         363,000   $  5,024,414
    (a) Orezone Resources Inc. ...................................................       Canada         1,100,000        198,000
                                                                                                                    ------------
                                                                                                                      19,410,680
                                                                                                                    ------------
        INTEGRATED OIL & GAS 16.8%
        Chevron Corp. ............................................................    United States       149,003     11,115,624
        ConocoPhillips ...........................................................    United States       163,200      8,489,664
        Exxon Mobil Corp. ........................................................    United States       130,000      9,635,600
        Hess Corp. ...............................................................    United States        90,000      5,418,900
        Marathon Oil Corp. .......................................................    United States       565,000     16,441,500
        Murphy Oil Corp. .........................................................    United States       131,000      6,633,840
        Occidental Petroleum Corp. ...............................................    United States       240,000     13,329,600
        Petroleo Brasileiro SA, ADR ..............................................       Brazil            78,000      2,097,420
        Total SA, B, ADR .........................................................       France            80,000      4,435,200
                                                                                                                    ------------
                                                                                                                      77,597,348
                                                                                                                    ------------
        MARINE 0.6%
        Aries Maritime Transport Ltd. ............................................       Bermuda          407,850        448,635
        Genco Shipping & Trading Ltd. ............................................    United States       103,000      2,147,550
                                                                                                                    ------------
                                                                                                                       2,596,185
                                                                                                                    ------------
        OIL & GAS DRILLING 4.6%
    (a) Nabors Industries Ltd. ...................................................       Bermuda          196,000      2,818,480
        Noble Corp. ..............................................................    United States       150,000      4,831,500
        Rowan Cos. Inc. ..........................................................    United States       120,000      2,176,800
    (a) Transocean Inc. ..........................................................    United States       142,000     11,690,860
                                                                                                                    ------------
                                                                                                                      21,517,640
                                                                                                                    ------------
        OIL & GAS EQUIPMENT & SERVICES 23.4%
        Baker Hughes Inc. ........................................................    United States        75,000      2,621,250
    (a) Cal Dive International Inc. ..............................................    United States       300,000      2,553,000
    (a) Cameron International Corp. ..............................................    United States       170,000      4,124,200
    (a) Dresser-Rand Group Inc. ..................................................    United States       155,000      3,472,000
    (a) Dril-Quip Inc. ...........................................................    United States       275,000      6,792,500
    (a) FMC Technologies Inc. ....................................................    United States       285,000      9,972,150
    (a) Global Industries Ltd. ...................................................    United States       700,000      1,785,000
        Halliburton Co. ..........................................................    United States       750,000     14,842,500
    (a) Helix Energy Solutions Group Inc. ........................................    United States       460,000      4,857,600
    (a) Hornbeck Offshore Services Inc. ..........................................    United States       133,000      3,165,400
    (a) National Oilwell Varco Inc. ..............................................    United States       300,000      8,967,000
    (a) North American Energy Partners ...........................................       Canada           268,000      1,088,080
    (a) Oil States International Inc. ............................................    United States       124,000      2,868,120
    (a) PHI Inc., non-voting .....................................................    United States        78,000      1,636,440
        Schlumberger Ltd. ........................................................    United States       229,000     11,827,850
        Smith International Inc. .................................................    United States       330,000     11,378,400
    (a) Superior Energy Services Inc. ............................................    United States       151,500      3,229,980
    (a) T-3 Energy Services Inc. .................................................    United States       140,000      3,375,400
    (a) Tesco Corp. ..............................................................       Canada           250,000      2,845,000
    (a) Weatherford International Ltd. ...........................................    United States       390,000      6,583,200
                                                                                                                    ------------
                                                                                                                     107,985,070
                                                                                                                    ------------


                             Semiannual Report | 27

Franklin Strategic Series

                                                                                                        SHARES/
        FRANKLIN NATURAL RESOURCES FUND                                                  COUNTRY        WARRANTS        VALUE
        -------------------------------                                              --------------   -----------   ------------
        COMMON STOCKS AND WARRANTS (CONTINUED)
        OIL & GAS EXPLORATION & PRODUCTION 31.0%
        Addax Petroleum Corp. ....................................................       Canada           195,000   $  2,903,466
    (e) Addax Petroleum Corp., 144A ..............................................       Canada           150,000      2,233,435
    (a) Bill Barrett Corp. .......................................................    United States       230,000      4,692,000
    (a) Carrizo Oil & Gas Inc. ...................................................    United States       210,000      4,911,900
        Chesapeake Energy Corp. ..................................................    United States       137,000      3,009,890
    (a) Continental Resources Inc. ...............................................    United States       170,000      5,506,300
        Devon Energy Corp. .......................................................    United States       225,000     18,193,500
        EOG Resources Inc. .......................................................    United States       163,000     13,189,960
    (a) Mariner Energy Inc. ......................................................    United States       498,926      7,179,545
    (a) McMoRan Exploration Co. ..................................................    United States       200,000      2,838,000
        Noble Energy Inc. ........................................................    United States       225,000     11,659,500
  (a,b) Northern Oil & Gas Inc., 144A ............................................    United States       333,000      1,587,994
    (a) Petrohawk Energy Corp. ...................................................    United States       880,000     16,676,000
        Range Resources Corp. ....................................................    United States       235,000      9,921,700
    (a) Southwestern Energy Co. ..................................................    United States       650,000     23,153,000
        XTO Energy Inc. ..........................................................    United States       437,000     15,710,150
                                                                                                                    ------------
                                                                                                                     143,366,340
                                                                                                                    ------------
        OIL & GAS REFINING & MARKETING 3.5%
        Aegean Marine Petroleum Network Inc. .....................................    United States       177,000      1,899,210
    (a) CVR Energy Inc. ..........................................................    United States       333,000      1,322,010
        Holly Corp. ..............................................................    United States       137,000      2,689,310
        Petroplus Holdings AG ....................................................     Switzerland         60,000      1,588,890
  (a,e) Petroplus Holdings AG, 144A ..............................................     Switzerland         39,000      1,032,778
        Valero Energy Corp. ......................................................    United States       372,000      7,655,760
                                                                                                                    ------------
                                                                                                                      16,187,958
                                                                                                                    ------------
        OIL & GAS STORAGE & TRANSPORTATION 0.8%
        Arlington Tankers Ltd. ...................................................       Bermuda          186,000      1,807,920
        DHT Maritime Inc. ........................................................   Jersey Islands       389,600      2,049,296
                                                                                                                    ------------
                                                                                                                       3,857,216
                                                                                                                    ------------
        PRECIOUS METALS & MINERALS 1.1%
        Fresnillo PLC ............................................................   United Kingdom       150,000        297,742
    (e) Fresnillo PLC, 144A ......................................................   United Kingdom       449,400        892,035
    (a) Gammon Gold Inc. .........................................................       Canada           500,000      1,670,941
        Hochschild Mining PLC ....................................................   United Kingdom        60,000        129,027
    (e) Hochschild Mining PLC, 144A ..............................................   United Kingdom        18,800         40,428
        Impala Platinum Holdings Ltd. ............................................    South Africa        200,000      2,054,990
                                                                                                                    ------------
                                                                                                                       5,085,163
                                                                                                                    ------------
        SPECIALTY CHEMICALS 0.5%
    (a) Flotek Industries Inc. ...................................................    United States       440,000      2,178,000
                                                                                                                    ------------
        TOTAL COMMON STOCKS AND WARRANTS
           (COST $598,571,007) ...................................................                                   446,923,589
                                                                                                                    ------------
        PREFERRED STOCKS 2.1%
        DIVERSIFIED METALS & MINING 0.8%
        Companhia Vale do Rio Doce, ADR, pfd., A .................................       Brazil           314,000      3,676,940
                                                                                                                    ------------


                             28 | Semiannual Report

Franklin Strategic Series

                                                                                                        SHARES/
        FRANKLIN NATURAL RESOURCES FUND                                                  COUNTRY        WARRANTS        VALUE
        -------------------------------                                              --------------   -----------   ------------
        PREFERRED STOCKS (CONTINUED)
        INTEGRATED OIL & GAS 1.3%
        Petroleo Brasileiro SA, ADR, pfd. ........................................       Brazil           260,000   $  5,738,200
                                                                                                                    ------------
        TOTAL PREFERRED STOCKS (COST $9,409,362) .................................                                     9,415,140
                                                                                                                    ------------
        TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
           (COST $607,980,369) ...................................................                                   456,338,729
                                                                                                                    ------------
        SHORT TERM INVESTMENTS (COST $8,447,215) 1.8%
        MONEY MARKET FUNDS 1.8%
    (f) Franklin Institutional Fiduciary Trust Money Market Portfolio, 1.56% .....    United States     8,447,215      8,447,215
                                                                                                                    ------------
        TOTAL INVESTMENTS (COST $616,427,584) 100.6% .............................                                   464,785,944
        OTHER ASSETS, LESS LIABILITIES (0.6)% ....................................                                    (2,764,468)
                                                                                                                    ------------
        NET ASSETS 100.0% ........................................................                                  $462,021,476
                                                                                                                    ============

See Selected Portfolio Abbreviations on page 30.

(a)  Non-income producing for the twelve months ended October 31, 2008.

(b)  See Note 8 regarding restricted and illiquid securities.

(c)  Rounds to less than 0.1% of net assets.

(d)  See Note 10 regarding other considerations.

(e) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2008, the aggregate value of these securities was $9,120,459, representing 1.97% of net assets.

(f) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008 (UNAUDITED)

CURRENCY ABBREVIATIONS

CAD - Canadian Dollar

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
PIPES - Private Investment in Public Equity Security

   The accompanying notes are an integral part of these financial statements.


                             30 | Semiannual Report

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2008 (unaudited)

                                                                                      FRANKLIN
                                                                                    BIOTECHNOLOGY   FRANKLIN NATURAL
                                                                                   DISCOVERY FUND    RESOURCES FUND
                                                                                   --------------   ----------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............................................    $ 260,711,130    $ 607,980,369
      Cost - Non-controlled affiliated issuers (Note 9) ........................        1,350,000               --
      Cost - Sweep Money Fund (Note 7) .........................................       23,518,617        8,447,215
                                                                                    -------------    -------------
      Total cost of investments ................................................    $ 285,579,747    $ 616,427,584
                                                                                    -------------    -------------
      Value - Unaffiliated issuers .............................................    $ 282,977,212    $ 456,338,729
      Value - Non-controlled affiliated issuers (Note 9) .......................          157,500               --
      Value - Sweep Money Fund (Note 7) ........................................       23,518,617        8,447,215
                                                                                    -------------    -------------
      Total value of investments ...............................................      306,653,329      464,785,944
   Foreign currency, at value (cost $406,234) ..................................               --          327,098
   Receivables:
      Investment securities sold ...............................................          141,023        2,171,756
      Capital shares sold ......................................................          333,225        1,189,816
      Dividends and interest ...................................................           37,011          373,778
                                                                                    -------------    -------------
         Total assets ..........................................................      307,164,588      468,848,392
                                                                                    -------------    -------------
Liabilities:
   Payables:
      Investment securities purchased ..........................................        8,428,124        5,070,694
      Capital shares redeemed ..................................................          580,778        1,349,274
      Affiliates ...............................................................          285,841          401,743
   Accrued expenses and other liabilities ......................................           97,402            5,205
                                                                                    -------------    -------------
         Total liabilities .....................................................        9,392,145        6,826,916
                                                                                    -------------    -------------
            Net assets, at value ...............................................    $ 297,772,443    $ 462,021,476
                                                                                    =============    =============
Net assets consist of:
   Paid-in capital .............................................................    $ 547,823,266    $ 592,826,104
   Undistributed net investment income (distributions in excess of
      net investment income) ...................................................        2,775,086       (3,893,189)
   Net unrealized appreciation (depreciation) ..................................       21,073,582     (151,723,130)
   Accumulated net realized gain (loss) ........................................     (273,899,491)      24,811,691
                                                                                    -------------    -------------
            Net assets, at value ...............................................    $ 297,772,443    $ 462,021,476
                                                                                    =============    =============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 31

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2008 (unaudited)

                                                                                      FRANKLIN
                                                                                    BIOTECHNOLOGY   FRANKLIN NATURAL
                                                                                   DISCOVERY FUND    RESOURCES FUND
                                                                                   --------------   ----------------
CLASS A:
   Net assets, at value ........................................................    $297,772,443      $368,480,116
                                                                                    ------------      ------------
   Shares outstanding ..........................................................       5,619,588        15,735,253
                                                                                    ------------      ------------
   Net asset value per share(a) ................................................    $      52.99      $      23.42
                                                                                    ------------      ------------
   Maximum offering price per share (net asset value per share / 94.25%) .......    $      56.22      $      24.85
                                                                                    ------------      ------------
CLASS C:
   Net assets, at value ........................................................              --      $ 48,403,875
                                                                                    ------------      ------------
   Shares outstanding ..........................................................              --         2,094,490
                                                                                    ------------      ------------
   Net asset value and maximum offering price per share(a) .....................              --      $      23.11
                                                                                    ------------      ------------
ADVISOR CLASS:
   Net assets, at value ........................................................              --      $ 45,137,485
                                                                                    ------------      ------------
   Shares outstanding ..........................................................              --         1,825,461
                                                                                    ------------      ------------
   Net asset value and maximum offering price per share ........................              --      $      24.73
                                                                                    ------------      ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             32 | Semiannual Report

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the six months ended October 31, 2008 (unaudited)

                                                                                      FRANKLIN
                                                                                    BIOTECHNOLOGY   FRANKLIN NATURAL
                                                                                   DISCOVERY FUND    RESOURCES FUND
                                                                                   --------------   ----------------
Investment income:
   Dividends:
      Unaffiliated issuers .....................................................    $  4,995,796     $   4,553,368
      Sweep Money Fund (Note 7) ................................................         285,908           267,477
   Interest ....................................................................          57,319             2,726
   Income from securities loaned ...............................................              --             6,370
                                                                                    ------------     -------------
         Total investment income ...............................................       5,339,023         4,829,941
                                                                                    ------------     -------------
Expenses:
   Management fees (Note 3a) ...................................................         852,381         1,991,366
   Administrative fees (Note 3b) ...............................................         247,195                --
   Distribution fees: (Note 3c)
      Class A ..................................................................         436,847           970,359
      Class C ..................................................................              --           431,861
   Transfer agent fees (Note 3e) ...............................................         513,480           701,042
   Custodian fees (Note 4) .....................................................           3,526            17,898
   Reports to shareholders .....................................................          61,683            63,659
   Registration and filing fees ................................................          10,822            49,805
   Professional fees ...........................................................          13,206            16,644
   Trustees' fees and expenses .................................................             360             7,827
   Other .......................................................................           7,291             8,000
                                                                                    ------------     -------------
         Total expenses ........................................................       2,146,791         4,258,461
         Expense reductions (Note 4) ...........................................            (609)             (571)
                                                                                    ------------     -------------
            Net expenses .......................................................       2,146,182         4,257,890
                                                                                    ------------     -------------
               Net investment income ...........................................       3,192,841           572,051
                                                                                    ------------     -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..............................................................         150,892        (6,045,816)
      Foreign currency transactions ............................................           1,052            50,602
                                                                                    ------------     -------------
               Net realized gain (loss) ........................................         151,944        (5,995,214)
                                                                                    ------------     -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................     (13,802,584)     (457,926,845)
      Translation of other assets and liabilities denominated in foreign
         currencies ............................................................              --           (82,647)
                                                                                    ------------     -------------
               Net change in unrealized appreciation (depreciation) ............     (13,802,584)     (458,009,492)
                                                                                    ------------     -------------
Net realized and unrealized gain (loss) ........................................     (13,650,640)     (464,004,706)
                                                                                    ------------     -------------
Net increase (decrease) in net assets resulting from operations ................    $(10,457,799)    $(463,432,655)
                                                                                    ============     =============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 33

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FRANKLIN                           FRANKLIN
                                                           BIOTECHNOLOGY DISCOVERY FUND          NATURAL RESOURCES FUND
                                                         --------------------------------   --------------------------------
                                                         SIX MONTHS ENDED                   SIX MONTHS ENDED
                                                         OCTOBER 31, 2008    YEAR ENDED     OCTOBER 31, 2008    YEAR ENDED
                                                            (UNAUDITED)    APRIL 30, 2008      (UNAUDITED)    APRIL 30, 2008
                                                         ----------------  --------------   ----------------  --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ....................    $  3,192,841     $  (3,785,400)    $     572,051    $    697,403
      Net realized gain (loss) from investments and
         foreign currency transactions ................         151,944        61,299,961        (5,995,214)     59,973,030
      Net change in unrealized appreciation
         (depreciation) on investments and translation
         of other assets and liabilities denominated in
         foreign currencies ...........................     (13,802,584)     (120,313,325)     (458,009,492)    125,867,182
                                                           ------------     -------------     -------------    ------------
            Net increase (decrease) in net assets
               resulting from operations ..............     (10,457,799)      (62,798,764)     (463,432,655)    186,537,615
                                                           ------------     -------------     -------------    ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ......................................              --                --                --      (7,483,274)
         Class C ......................................              --                --                --        (442,758)
         Advisor Class ................................              --                --                --        (774,756)
      Net realized gains:
         Class A ......................................              --                --                --     (39,049,422)
         Class C ......................................              --                --                --      (3,708,208)
         Advisor Class ................................              --                --                --      (3,364,045)
                                                           ------------     -------------     -------------    ------------
   Total distributions to shareholders ................              --                --                --     (54,822,463)
                                                           ------------     -------------     -------------    ------------
   Capital share transactions: (Note 2)
         Class A ......................................     (10,307,377)      (76,055,391)      (10,348,665)    166,229,180
         Class C ......................................              --                --        12,681,210      42,076,375
         Advisor Class ................................              --                --         8,313,931      13,022,154
                                                           ------------     -------------     -------------    ------------
   Total capital share transactions ...................     (10,307,377)      (76,055,391)       10,646,476     221,327,709
                                                           ------------     -------------     -------------    ------------
   Redemption fees ....................................             245             1,096             9,117          18,227
                                                           ------------     -------------     -------------    ------------
            Net increase (decrease) in net assets .....     (20,764,931)     (138,853,059)     (452,777,062)    353,061,088
Net assets:
   Beginning of period ................................     318,537,374       457,390,433       914,798,538     561,737,450
                                                           ------------     -------------     -------------    ------------
   End of period ......................................    $297,772,443     $ 318,537,374     $ 462,021,476    $914,798,538
                                                           ============     =============     =============    ============
Undistributed net investment income (loss) included
   in net assets, end of period .......................    $  2,775,086     $    (417,755)    $          --    $         --
                                                           ------------     -------------     -------------    ------------
Distributions in excess of net investment income
   included in net assets, end of period ..............    $         --     $          --     $  (3,893,189)   $ (4,465,240)
                                                           ============     =============     =============    ============

   The accompanying notes are an integral part of these financial statements.


                             34 | Semiannual Report

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eleven separate funds. All funds included in this report (Funds) are diversified, except the Franklin Biotechnology Discovery Fund, which is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                 CLASS A, CLASS C & ADVISOR CLASS
-------                                 --------------------------------
Franklin Biotechnology Discovery Fund   Franklin Natural Resources Fund

The following summarizes the Funds' significant accounting policies.

A.   SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are


                             Semiannual Report | 35

Franklin Strategic Series

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A.   SECURITY VALUATION (CONTINUED)

measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B.   FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C.   FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                             36 | Semiannual Report

Franklin Strategic Series

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D.   SECURITIES LENDING

The Funds may loan securities to certain brokers through a securities lending agent for which they receive initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the fund in the case of default of any securities borrower. At October 31, 2008, the Funds had no securities on loan.

E.   INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

F.   SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                             Semiannual Report | 37

Franklin Strategic Series

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G.   ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H.   REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

I.   GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.   SHARES OF BENEFICIAL INTEREST

At October 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                        FRANKLIN BIOTECHNOLOGY         FRANKLIN NATURAL
                                            DISCOVERY FUND              RESOURCES FUND
                                     --------------------------   --------------------------
                                       SHARES        AMOUNT         SHARES         AMOUNT
                                     ----------   -------------   ----------   -------------
CLASS A SHARES:
Six Months ended October 31, 2008
   Shares sold ...................      822,362   $  50,141,870    4,557,441   $ 185,777,158
   Shares issued in reinvestment
      of distributions ...........           --              --           --              --
   Shares redeemed ...............   (1,024,449)    (60,449,247)  (5,248,038)   (196,125,823)
                                     ----------   -------------   ----------   -------------
Net increase (decrease) ..........     (202,087)  $ (10,307,377)    (690,597)  $ (10,348,665)
                                     ==========   =============   ==========   =============
Year ended April 30, 2008
   Shares sold ...................      560,747   $  33,649,664    6,527,523   $ 277,675,020
   Shares issued in reinvestment
      of distributions ...........           --              --    1,025,717      42,536,277
   Shares redeemed ...............   (1,827,474)   (109,705,055)  (3,705,099)   (153,982,117)
                                     ----------   -------------   ----------   -------------
Net in crease (decrease) .........   (1,266,727   $ (76,055,391)   3,848,141   $ 166,229,180
                                     ==========   =============   ==========   =============


                             38 | Semiannual Report

Franklin Strategic Series

2.   SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        FRANKLIN NATURAL
                                         RESOURCES FUND
                                    ------------------------
                                      SHARES       AMOUNT
                                    ---------   ------------
CLASS C SHARES:
Six Months ended October 31, 2008
   Shares sold ..................     981,916   $ 39,701,437
   Shares redeemed ..............    (770,486)   (27,020,227)
                                     --------   ------------
   Net increase (decrease) ......     211,430   $ 12,681,210
                                     ========   ============
Year ended April 30, 2008
   Shares sold ..................   1,293,711   $ 54,788,982
   Shares issued in reinvestment
      of distributions ..........      95,855      3,947,327
   Shares redeemed ..............    (403,775)   (16,659,934)
                                     --------   ------------
   Net increase (decrease) ......     985,791   $ 42,076,375
                                     ========   ============
ADVISOR CLASS SHARES:
Six Months ended October 31, 2008
   Shares sold ..................     453,732   $ 15,969,754
   Shares redeemed ..............    (231,072)    (7,655,823)
                                     --------   ------------
   Net increase (decrease) ......     222,660   $  8,313,931
                                     ========   ============
Year ended April 30, 2008
   Shares sold ..................     471,275   $ 20,778,690
   Shares issued in reinvestment
      of distributions ..........      89,583      3,912,111
   Shares redeemed ..............    (270,031)   (11,668,647)
                                     --------   ------------
   Net increase (decrease) ......     290,827   $ 13,022,154
                                     ========   ============

3.   TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             Semiannual Report | 39

Franklin Strategic Series

3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

A.   MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         In excess of $15 billion

B.   ADMINISTRATIVE FEES

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the fund's average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Natural Resources Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the fund.

C.   DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Funds' shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Franklin Natural Resources Fund's compensation distribution plan, the fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the fund's shares up to the maximum annual plan rate for each class.


                             40 | Semiannual Report

Franklin Strategic Series

3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

C.   DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                           FRANKLIN
                                         BIOTECHNOLOGY   FRANKLIN NATURAL
                                        DISCOVERY FUND    RESOURCES FUND
                                        --------------   ----------------
Reimbursement Plans:
   Class A ..........................        0.35%             0.35%
Compensation Plans:
   Class C ..........................          --              1.00%

Distributors has agreed to limit the current rate to 0.30% per year for Class A shares for the Franklin Biotechnology Discovery Fund and the Franklin Natural Resources Fund for the period of February 1, 2008 through January 31, 2009.

D.   SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                                    FRANKLIN
                                                                  BIOTECHNOLOGY   FRANKLIN NATURAL
                                                                 DISCOVERY FUND    RESOURCES FUND
                                                                 --------------   ----------------
Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................       $47,928           $369,403
Contingent deferred sales charges retained ...................       $ 5,509           $ 57,393

E.   TRANSFER AGENT FEES

For the period ended October 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                           FRANKLIN
                                         BIOTECHNOLOGY   FRANKLIN NATURAL
                                        DISCOVERY FUND    RESOURCES FUND
                                        --------------   ----------------
Transfer agent fees .................      $362,469           $481,972

4.   EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended October 31, 2008, the custodian fees were reduced as noted in the Statements of Operations.


                             Semiannual Report | 41

Franklin Strategic Series

5.   INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2008, the capital loss carryforwards were as follows:

                                             FRANKLIN
                                           BIOTECHNOLOGY
                                          DISCOVERY FUND
                                          --------------
Capital loss carryforwards expiring in:
   2011 ...............................    $199,096,311
   2012 ...............................      72,400,540
                                           ------------
                                           $271,496,851
                                           ============

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2008, the Franklin Natural Resources Fund deferred realized currency losses of $144,396.

At October 31, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                           FRANKLIN
                                         BIOTECHNOLOGY   FRANKLIN NATURAL
                                        DISCOVERY FUND    RESOURCES FUND
                                        --------------   ----------------
Cost of investments .................    $288,052,503      $ 622,921,636
                                         ============      =============
Unrealized appreciation .............    $ 89,010,949      $  56,936,594
Unrealized depreciation .............     (70,410,123)      (215,072,286)
                                         ------------      -------------
Net unrealized appreciation
   (depreciation) ...................    $ 18,600,826      $(158,135,692)
                                         ============      =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.


                             42 | Semiannual Report

Franklin Strategic Series

6.   INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2008, were as follows:

                   FRANKLIN
                 BIOTECHNOLOGY   FRANKLIN NATURAL
                DISCOVERY FUND    RESOURCES FUND
                --------------   ----------------
Purchases ...    $102,713,821      $273,213,690
Sales .......    $ 93,958,623      $212,355,628

7.   INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET
     PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8.   RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2008, the Funds held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

                                                                                       ACQUISITION
SHARES      ISSUER                                                                        DATES            COST         VALUE
------      ------                                                                 ------------------   ----------   ----------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
1,128,271   FibroGen Inc., pfd., E .............................................         5/19/00        $5,065,937   $5,686,486
                                                                                                                     ==========
               TOTAL RESTRICTED SECURITIES (1.91% of Net Assets)
FRANKLIN NATURAL RESOURCES FUND
  199,375   Energy Coal Resources, 144A ........................................   11/16/05 - 5/05/06    3,118,103    1,752,506
  333,000   Northern Oil & Gas Inc., 144A ......................................         6/09/08         2,997,000    1,587,994
                                                                                                                     ----------
               TOTAL RESTRICTED SECURITIES (0.72% of Net Assets) ...............                                     $3,340,500
                                                                                                                     ==========


                             Semiannual Report | 43

Franklin Strategic Series

9.   HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Biotechnology Discovery Fund for the period ended October 31, 2008, were as shown below.

                                                        NUMBER                            NUMBER
                                                      OF SHARES                         OF SHARES                         REALIZED
                                                       HELD AT                             HELD    VALUE AT               CAPITAL
                                                      BEGINNING    GROSS       GROSS      AT END    END OF   INVESTMENT    GAIN
NAME OF ISSUER                                        OF PERIOD  ADDITIONS  REDUCTIONS  OF PERIOD   PERIOD     INCOME     (LOSS)
--------------                                        ---------  ---------  ----------  ---------  --------  ----------  --------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
NON-CONTROLLED AFFILIATES
MacroChem Corp. ....................................  2,250,000      --         --      2,250,000  $157,500      $--        $--
MacroChem Corp., wts., PIPES, 144A, 2/01/49 ........    675,000      --         --        675,000        --       --         --
                                                                                                   --------      ---        ---
TOTAL AFFILIATED SECURITIES (0.05% of Net Assets) ..                                               $157,500      $--        $--
                                                                                                   ========      ===        ===

10.  OTHER CONSIDERATIONS

Officers, directors or employees of the Franklin Natural Resources Fund Investment Manager, may serve from time to time as members of bondholders' steering committees or official creditors' committees. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the fund's policies and the requirements of applicable securities laws, could prevent the fund from trading in the securities of such companies for limited or extended periods of time.

11.  FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on May 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)


                             44 | Semiannual Report

Franklin Strategic Series

11.  FAIR VALUE MEASUREMENTS (CONTINUED)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008, in valuing the Funds' assets carried at fair value:

                                                   LEVEL 1       LEVEL 2      LEVEL 3        TOTAL
                                                ------------   ----------   ----------   ------------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND ASSETS:
   Investments in Securities                    $300,098,285   $  868,558   $5,686,486   $306,653,329
FRANKLIN NATURAL RESOURCES FUND ASSETS:
   Investments in Securities                    $456,203,497   $5,241,947   $3,340,500   $464,785,944

At October 31, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Funds' fair value, were as follows:

                                                                 FRANKLIN
                                                               BIOTECHNOLOGY   FRANKLIN NATURAL
                                                              DISCOVERY FUND    RESOURCES FUND
                                                              --------------   ----------------
                                                                INVESTMENTS       INVESTMENTS
                                                               IN SECURITIES     IN SECURITIES
                                                              --------------   ----------------
Beginning Balance - May 1, 2008 ...........................     $6,679,166       $ 3,339,531
   Net realized gain (loss) ...............................          2,796                --
   Net change in unrealized appreciation (depreciation) ...       (992,680)       (2,996,031)
   Net purchases (sales) ..................................         (2,796)        2,997,000
   Transfers in and/or out of Level 3 .....................             --                --
                                                                ----------       -----------
Ending Balance ............................................     $5,686,486       $ 3,340,500
                                                                ==========       ===========
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of period .....     $ (970,313)      $(2,996,031)
                                                                ==========       ===========

12.  NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Funds are currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             Semiannual Report | 45

Franklin Strategic Series

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             46 | Semiannual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

                       Not part of the semiannual report

12/08

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS2 S2008 12/08





                                    (GRAPHIC)

                                OCTOBER 31, 2008

                      A series of Franklin Strategic Series

                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                  FIXED INCOME

                         FRANKLIN STRATEGIC INCOME FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

                                    Contents

CEO'S MESSAGE .............................................................    1

SEMIANNUAL REPORT
Franklin Strategic Income Fund ............................................    4
Performance Summary .......................................................   11
Your Fund's Expenses ......................................................   14
Financial Highlights and Statement of Investments .........................   16
Financial Statements ......................................................   38
Notes to Financial Statements .............................................   42
Shareholder Information ...................................................   56

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed semiannual report for Franklin Strategic Income Fund covers the six months ended October 31, 2008, and I would like to add some comments on market events during this time. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world seized up, and the fallout impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report
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are eligible for eDelivery.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often. . . .
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks . . . . In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                      2 | Not part of the semiannual report
to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage recently led Standard & Poor's to raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed semiannual report for Franklin Strategic Income Fund, the portfolio managers discuss market conditions, investment decisions and Fund performance during the six months ended October 31, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson

Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Standard & Poor's press release, 10/6/08.


                      Not part of the semiannual report | 3

Semiannual Report

Franklin Strategic Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. The Fund uses an active asset allocation process and invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets, which include all varieties of fixed and floating rate income securities, including bonds, mortgage securities and other asset-backed securities, and convertible securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Strategic Income Fund covers the period ended October 31, 2008.

PERFORMANCE OVERVIEW

Franklin Strategic Income Fund - Class A had a -15.66% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Barclays Capital (BC; formerly, Lehman Brothers) U.S. Aggregate Index, which had a -3.63% total return for the same period.(1) During the same period, the Fund performed comparably to its peers as measured by the Lipper Multi-Sector Income Funds Classification Average's -15.68% total return.(2)

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: Lipper Inc. The Lipper Multi-Sector Income Funds Classification
     Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 10/31/08, there were 159 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. Fund performance relative to the average may have differed if these or other factors had been considered. The Lipper average includes reinvestment of any income or distributions. One cannot invest directly in a Lipper average, nor is the average representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                              4 | Semiannual Report

You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

The events that unfolded during the Fund's six-month reporting period brought extraordinary volatility and uncertainty to financial markets. Credit market turmoil led to significant losses and writedowns by financial institutions, reduced credit availability and a general global repricing of risk. The credit contraction, continued weakness in the housing market, and significant declines in consumer confidence and consumer spending resulted in a weak and deteriorating economic climate. Job losses mounted and the unemployment rate rose to 6.5% during the reporting period.(3) These factors as well as upward inflationary pressures from a weak U.S. dollar and high food, energy and commodity prices burdened the overall economy for much of the reporting period. The economy grew at a 2.8% annualized rate in the second quarter of 2008 but contracted in the third quarter at an estimated annualized 0.5% rate.

Oil prices soared to a record high in July, rising above $145 per barrel, before dramatically retreating to $68 by period-end. Many other commodities such as agricultural products and precious and base metals followed similar trends. Although inflation fell late in the reporting period, it rose at an annual 3.7% rate, largely due to higher food and energy costs.(3) Core inflation, which excludes such costs, rose at a more moderate 2.2% annual rate; however, this level was above the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(3) The core personal consumption expenditures price index reported a 12-month increase of 2.1%.(4)

Amid a series of events that included massive government intervention, bank and financial institution failures, and emergency funding, the Fed was focused primarily on restoring liquidity and confidence to unsettled financial markets. The Fed hoped to stimulate the sagging economy by cutting interest rates two times over the six-month period, bringing the federal funds target rate to 1.00%. It also implemented a series of unconventional measures aimed at easing strained credit conditions that included a $700 billion bailout plan that would allow the U.S. Treasury to purchase bad debt from troubled financial institutions.

Volatility remained high throughout the reporting period but intensified in September as stocks fluctuated wildly and Treasury prices soared. Panicked investors drove the yield on the three-month Treasury bill to a multi-decade

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Bureau of Economic Analysis.


                             Semiannual Report | 5
low, and LIBOR (London InterBank Offered Rate) rates, which banks charge one another for loans, jumped to record highs. Fixed income spreads were generally wide relative to Treasury yields over the period due to heightened market turbulence and as investors sought the relative safety of short-term U.S. Treasury securities. The yield curve steepened and the spread between the two-year Treasury yield and the 10-year Treasury yield increased to 245 basis points (100 basis points equal one percentage point) at the end of October from 148 basis points at the beginning of the reporting period. The two-year bill yield fell to 1.56% at the end of October from 2.29% six months earlier. Over the same period, the 10-year U.S. Treasury note yield rose from 3.77% to 4.01%.

Globally, many economies also slowed during the six-month period. European economic growth came under increased pressure and entered a technical recession in the third quarter of 2008. Having increased interest rates as late as July to counteract inflation risks from surging commodity prices, the European Central Bank (ECB) cut rates 50 basis points to 3.75% in October following a string of bank failures. Additionally, eurozone and other European countries stepped up measures to protect depositors, establish bank-rescue plans and consider fiscal spending plans to help cushion the economic downturn. In a coordinated effort with the Fed, ECB and other central banks, Sweden, Norway, Switzerland and the U.K. also reduced interest rates in October.

Economic growth in Asia also moderated, but not to the same extent as in the U.S. or Europe. China's third quarter GDP registered 9.0% annual growth, although that was below the 12% average quarterly rate experienced in 2007.(5) Outside of China, economic growth in Indonesia, Malaysia and South Korea was more moderate while Singapore and Japan entered technical recessions. Weakening external demand conditions prompted policy efforts across Asia. The central banks of China, Japan, South Korea and Australia, among others, cut interest rates in October and announced fiscal stimulus packages to help offset the economic downturn. As in other regions, the rapid oil price correction by period-end, along with food price moderation, gradually reduced Asia's inflation rates.

INVESTMENT STRATEGY

The Fund uses an active asset allocation strategy, investing across the fixed income market in sectors including high yield and investment grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage- and other asset-backed securities, corporate bank loans, convertible securities and preferred stocks. In addition to our bottom-up fundamental analysis of market sectors, industries and issuers, we

(5.) Source: National Bureau of Statistics (China).


                              6 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
5/1/08-10/31/08

                                      DIVIDEND PER SHARE
            ---------------------------------------------------------------------
MONTH         CLASS A       CLASS B       CLASS C       CLASS R     ADVISOR CLASS
-----       -----------   -----------   -----------   -----------   -------------
May          5.00 cents    4.66 cents    4.68 cents    4.79 cents     5.21 cents
June         5.00 cents    4.66 cents    4.66 cents    4.79 cents     5.21 cents
July         5.00 cents    4.66 cents    4.66 cents    4.79 cents     5.21 cents
August       5.00 cents    4.66 cents    4.66 cents    4.79 cents     5.21 cents
September    5.00 cents    4.67 cents    4.69 cents    4.81 cents     5.20 cents
October      5.00 cents    4.67 cents    4.69 cents    4.81 cents     5.20 cents
            -----------   -----------   -----------   -----------    -----------
TOTAL       30.00 CENTS   27.98 CENTS   28.04 CENTS   28.78 CENTS    31.24 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process.

MANAGER'S DISCUSSION

For the six-month period under review, the Fund's lower exposure to more U.S. interest-rate sensitive fixed income sectors (i.e., Treasury securities, agency bonds and mortgage-backed securities) constrained performance compared to the BC U.S. Aggregate Index given the stronger performance of these securities during a period of financial market volatility. The Fund's relatively heavier weighting in investment-grade corporate bonds and noninvestment-grade bank loans negatively impacted performance compared to the Fund's peers, as measured by the Lipper Multi-Sector Income Funds Classification Average. The Fund's investments in non-U.S. dollar government bonds and forward currency contracts somewhat offset the negative effect and helped performance relative to the Fund's peers.

In an environment of financial market upheaval and global recessionary fears, the strongest performing fixed income asset class was U.S. Treasury securities, largely due to investors' flight to quality and expectations that a domestic recession would temper inflationary pressures. Nearly all fixed income spread sectors, those priced at a yield above U.S. Treasury securities to compensate for additional credit risk, underperformed as risk aversion rose and fundamental outlooks became more cautious. (As yields rise, prices and valuations decline.) With yields exceeding, in some cases significantly, the widest levels experienced over the past several decades, we sought to take advantage of dislocations across fixed income markets, particularly in sectors and securities that appeared to be driven more by fear and supply/demand imbalances than by longer-term fundamentals or relative value assessments.


                             Semiannual Report | 7

PORTFOLIO BREAKDOWN
Based on Total Net Assets

                                                  10/31/08   4/30/08
                                                  --------   -------
Mortgages & Other Asset-Backed Bonds                20.8%     16.7%
High Yield Corporate Bonds & Preferred Stocks       19.3%     22.8%
Floating Rate Bank Loans                            13.8%     16.1%
Investment Grade Corporate Bonds                    11.5%      9.4%
Other International Bonds (non-$US)                  9.5%     11.8%
U.S. Government & Agency Bonds*                      8.4%      4.9%
International Developed Country Bonds (non-$US)      3.2%      9.6%
Emerging Market Bonds ($US)                          2.2%      1.5%
Municipal Bonds                                      1.1%      1.9%
Convertible Securities                               0.7%      2.7%
Common Stocks & Warrants                             0.0%      0.0%**
Short-Term Investments & Other Net Assets            9.5%      2.6%

* Includes 1.1% Treasury Inflation Protected Securities. Also includes agency preferred stock.

**   Rounds to less than 0.1% of net assets.

With an upward move in longer-term U.S. interest rates early in the reporting period and expectations that inflation may moderate given a weakening domestic economy, we increased exposure to U.S. government securities (although overall exposure was less than 10% of total net assets at period-end). Within the more interest-rate sensitive sectors, we increased holdings in agency mortgage-backed securities and commercial mortgage- and other asset-backed securities as valuations declined significantly. In particular, following the conservatorship of Fannie Mae and Freddie Mac and the government's perceived near-explicit backing of these entities' debt and mortgage-backed securities, we found attractive the historically wide spreads on these issues. In other asset-backed sectors, we believed deterioration in the consumer and commercial sectors may pressure fundamentals and lead to increased delinquencies for such securitized issues; however, given the seniority of the Fund's positions, we believe there is a significant asset cushion that should provide downside support while also offering yields well above historical norms.

The corporate credit markets were severely impacted by events in September and October. The combination of the largest bankruptcy in U.S. history (Lehman Brothers), double-digit declines in global equity markets, the virtual freezing of the commercial paper and short-term bank lending markets, and an increasingly negative outlook for global economic growth pressured prices for corporate-related debt securities. However, by period-end, many observers believed that governments across the globe not only were pumping liquidity into the financial system but also were attempting to prevent the failure of any corporate


                              8 | Semiannual Report
issuer that could have widespread repercussions for the financial system. Consequently, we found what we believed were attractive values among major bank and finance-related corporate issuers and certain non-finance issuers that we assessed could be longer-term survivors but still offered yields and spreads that were historically cheap.

Deteriorating fundamentals and a forced unwinding of positions from certain past buyers and owners of loans (e.g., hedge funds, investors in total return swaps that funded certain loan purchases, and market value collateralized loan obligations) caused the leveraged bank loan market to drop significantly during the reporting period. Although default rates rose and were expected to continue increasing into 2009, we believed price levels during the period were attractive given the senior, secured structure of loans purchased. Spreads for high yield corporate bonds similarly jumped during September and October, reaching spread levels over U.S. Treasury securities of 1,500 basis points, the highest level in the more than 20-year history of this asset class's existence.(6) We found some value in the high yield market; however, overall exposure to this asset class fell during the reporting period in favor of investment grade credit. We reduced the Fund's already modest exposure to convertible securities as investment opportunities in traditional corporate debt markets appeared more attractive to us on a risk-adjusted basis.

After broad U.S. dollar depreciation in five of the past six calendar years, the dollar appreciated significantly during the reporting period against many currencies. This was largely due to a deleveraging, repatriation and risk reduction across currency markets, as well as increasingly negative outlooks for other developed and developing markets that began to be reflected in their currencies. Consequently, the Fund's non-U.S. dollar holdings provided mixed results. The Fund's holdings in several Asian and Latin American currencies declined on the U.S. dollar's strength, but holdings in Japanese yen-denominated bonds and forward currency contracts performed well given the yen's defensive strength during the period. Elsewhere, certain of our non-eurozone European positions depreciated in value; however, the Fund was hedged and net short in the euro, which helped performance as the euro declined significantly relative to the U.S. dollar during the period. The Fund was relatively underweighted versus historical levels in U.S. dollar-denominated emerging market debt throughout the period, although widening yield spreads in the period's second half, largely based on perceived supply and demand imbalances, improved the relative value of certain developing market issuers. In particular, the Fund initiated a position in U.S. dollar-denominated Russian sovereign bonds during the period, given a supportive creditor outlook for Russia despite the country's challenging economic and financial market outlook.

(6.) Source: Barclays Capital.


                             Semiannual Report | 9

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy
-------------------------------------
Christopher J. Molumphy, CFA


(PHOTO OF ERIC G. TAKAHA)


/s/ Eric G. Takaha
-------------------------------------
Eric G. Takaha, CFA

Portfolio Management Team
Franklin Strategic Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             10 | Semiannual Report

Performance Summary as of 10/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRSTX)                     CHANGE   10/31/08   4/30/08
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       -$1.87     $8.41     $10.28
DISTRIBUTIONS (5/1/08-10/31/08)
Dividend Income                   $0.3000

CLASS B (SYMBOL: FKSBX)                     CHANGE   10/31/08   4/30/08
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       -$1.87     $8.45     $10.32
DISTRIBUTIONS (5/1/08-10/31/08)
Dividend Income                   $0.2798

CLASS C (SYMBOL: FSGCX)                     CHANGE   10/31/08   4/30/08
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       -$1.86     $8.41     $10.27
DISTRIBUTIONS (5/1/08-10/31/08)
Dividend Income                   $0.2804

CLASS R (SYMBOL: FKSRX)                     CHANGE   10/31/08   4/30/08
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       -$1.86     $8.39     $10.25
DISTRIBUTIONS (5/1/08-10/31/08)
Dividend Income                   $0.2878

ADVISOR CLASS (SYMBOL: FKSAX)               CHANGE   10/31/08   4/30/08
-----------------------------               ------   --------   -------
Net Asset Value (NAV)                       -$1.86     $8.42     $10.28
DISTRIBUTIONS (5/1/08-10/31/08)
Dividend Income                   $0.3124


                             Semiannual Report | 11

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR   5-YEAR   10-YEAR
-------                                 -------           ------   ------   -------
Cumulative Total Return(2)              -15.66%           -14.15%  +15.08%  +62.40%
Average Annual Total Return(3)          -19.28%           -17.83%   +1.97%   +4.52%
Avg. Ann. Total Return (9/30/08)(4)                        -9.02%   +3.95%   +5.67%
   Distribution Rate(5)                           6.83%
   30-Day Standardized Yield(6)                   7.69%
   Total Annual Operating Expenses(7)             0.91%

                                                                            INCEPTION
CLASS B                                 6-MONTH           1-YEAR   5-YEAR    (1/1/99)
-------                                 -------           ------   ------   ---------
Cumulative Total Return(2)              -15.78%           -14.44%  +12.86%   +51.36%
Average Annual Total Return(3)          -19.05%           -17.65%   +2.14%    +4.31%
Avg. Ann. Total Return (9/30/08)(4)                        -8.92%   +4.12%    +5.31%
   Distribution Rate(5)                           6.63%
   30-Day Standardized Yield(6)                   7.60%
   Total Annual Operating Expenses(7)             1.31%

CLASS C                                 6-MONTH           1-YEAR   5-YEAR   10-YEAR
-------                                 -------           ------   ------   -------
Cumulative Total Return(2)              -15.75%           -14.49%  +12.84%  +56.07%
Average Annual Total Return(3)          -16.57%           -15.29%   +2.45%   +4.55%
Avg. Ann. Total Return (9/30/08)(4)                        -6.26%   +4.43%   +5.71%
   Distribution Rate(5)                           6.69%
   30-Day Standardized Yield(6)                   7.61%
   Total Annual Operating Expenses(7)             1.31%

                                                                            INCEPTION
CLASS R                                 6-MONTH           1-YEAR   5-YEAR    (1/1/02)
-------                                 -------           ------   ------   ---------
Cumulative Total Return(2)              -15.72%           -14.39%  +13.61%   +38.03%
Average Annual Total Return(3)          -15.72%           -14.39%   +2.58%    +4.83%
Avg. Ann. Total Return (9/30/08)(4)                        -5.24%   +4.60%    +6.31%
   Distribution Rate(5)                           6.88%
   30-Day Standardized Yield(6)                   7.77%
   Total Annual Operating Expenses(7)             1.16%

ADVISOR CLASS(8)                        6-MONTH           1-YEAR   5-YEAR   10-YEAR
----------------                        -------           ------   ------   -------
Cumulative Total Return(2)              -15.46%           -13.92%  +16.63%  +66.30%
Average Annual Total Return(3)          -15.46%           -13.92%   +3.12%   +5.22%
Avg. Ann. Total Return (9/30/08)(4)                        -4.76%   +5.13%   +6.38%
   Distribution Rate(5)                           7.41%
   30-Day Standardized Yield(6)                   8.25%
   Total Annual Operating Expenses(7)             0.66%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             12 | Semiannual Report

ENDNOTES

BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. HIGH YIELDS REFLECT THE HIGHER CREDIT RISKS ASSOCIATED WITH CERTAIN LOWER-RATED SECURITIES HELD IN THE PORTFOLIO. FLOATING RATE LOANS AND HIGH YIELD CORPORATE BONDS ARE RATED BELOW INVESTMENT GRADE AND ARE SUBJECT TO GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.


(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the respective class's
     October dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 10/31/08.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 9/1/99, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/12/99, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/11/99, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/99 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +61.50% and +5.34%.


                             Semiannual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             14 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  843.40              $4.09
Hypothetical (5% return before expenses)         $1,000           $1,020.77              $4.48

CLASS B
Actual                                           $1,000           $  842.20              $5.94
Hypothetical (5% return before expenses)         $1,000           $1,018.75              $6.51

CLASS C
Actual                                           $1,000           $  842.50              $5.94
Hypothetical (5% return before expenses)         $1,000           $1,018.75              $6.51

CLASS R
Actual                                           $1,000           $  842.80              $5.25
Hypothetical (5% return before expenses)         $1,000           $1,019.51              $5.75

ADVISOR CLASS
Actual                                           $1,000           $  845.40              $2.93
Hypothetical (5% return before expenses)         $1,000           $1,022.03              $3.21

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.88%; B: 1.28%; C: 1.28%; R: 1.13%; and
     Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 15

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN STRATEGIC INCOME FUND


                                         SIX MONTHS ENDED                         YEAR ENDED APRIL 30,
                                         OCTOBER 31, 2008   ----------------------------------------------------------------
CLASS A                                     (UNAUDITED)        2008           2007          2006         2005         2004
-------                                  ----------------   ----------     ----------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ............................      $    10.28      $    10.48     $    10.20     $  10.24     $  10.09     $   9.65
                                            ----------      ----------     ----------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ..........            0.26            0.56           0.53         0.51         0.53         0.56
   Net realized and unrealized
      gains (losses) .................           (1.83)          (0.07)          0.35         0.05         0.27         0.54
                                            ----------      ----------     ----------     --------     --------     --------
Total from investment operations .....           (1.57)           0.49           0.88         0.56         0.80         1.10
                                            ----------      ----------     ----------     --------     --------     --------
Less distributions from net investment
   income ............................           (0.30)          (0.69)         (0.60)       (0.60)       (0.65)       (0.66)
                                            ----------      ----------     ----------     --------     --------     --------
Redemption fees(c) ...................              --(d)           --(d)          --(d)        --(d)        --(d)        --
                                            ----------      ----------     ----------     --------     --------     --------
Net asset value, end of period .......      $     8.41      $    10.28     $    10.48     $  10.20     $  10.24     $  10.09
                                            ==========      ==========     ==========     ========     ========     ========
Total return(e) ......................          (15.66)%          4.80%          9.09%        5.69%        8.10%       11.69%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates .....................            0.88%           0.89%          0.92%        0.91%        0.92%        0.92%
Expenses net of waiver and payments
   by affiliates(g) ..................            0.88%           0.89%          0.92%        0.91%        0.91%        0.92%
Net investment income ................            5.33%           5.44%          5.22%        5.05%        5.18%        5.53%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....      $1,809,328      $2,123,947     $1,521,459     $998,182     $696,198     $446,282
Portfolio turnover rate ..............           26.22%          31.71%         42.24%       34.10%       48.57%       66.57%
Portfolio turnover rate excluding
   mortgage dollar rolls(h) ..........           26.22%          31.71%         41.50%       33.59%       39.91%       52.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                         SIX MONTHS ENDED                         YEAR ENDED APRIL 30,
                                         OCTOBER 31, 2008   ----------------------------------------------------------------
CLASS B                                     (UNAUDITED)        2008           2007          2006         2005         2004
-------                                  ----------------   ----------     ----------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ............................       $ 10.32         $  10.52       $  10.24      $  10.27     $  10.12      $  9.67
                                             -------         --------       --------      --------     --------      -------
Income from investment operations(a):
   Net investment income(b) ..........          0.24             0.52           0.49          0.47         0.49         0.52
   Net realized and unrealized gains
      (losses) .......................         (1.83)           (0.07)          0.35          0.06         0.27         0.55
                                             -------         --------       --------      --------     --------      -------
Total from investment operations .....         (1.59)            0.45           0.84          0.53         0.76         1.07
                                             -------         --------       --------      --------     --------      -------
Less distributions from net investment
   income ............................         (0.28)           (0.65)         (0.56)        (0.56)       (0.61)       (0.62)
                                             -------         --------       --------      --------     --------      -------
Redemption fees(c) ...................            --(d)            --(d)          --(d)         --(d)        --(d)        --
                                             -------         --------       --------      --------     --------      -------
Net asset value, end of period .......       $  8.45         $  10.32       $  10.52      $  10.24     $  10.27      $ 10.12
                                             =======         ========       ========      ========     ========      =======
Total return(e) ......................        (15.78)%           4.35%          8.62%         5.34%        7.65%       11.33%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates .....................          1.28%            1.29%          1.32%         1.31%        1.32%        1.32%
Expenses net of waiver and payments
   by affiliates(g) ..................          1.28%            1.29%          1.32%         1.31%        1.31%        1.32%
Net investment income ................          4.93%            5.04%          4.82%         4.65%        4.78%        5.13%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....       $81,051         $105,620       $104,523      $104,477     $110,502      $91,974
Portfolio turnover rate ..............         26.22%           31.71%         42.24%        34.10%       48.57%       66.57%
Portfolio turnover rate excluding
   mortgage dollar rolls(h) ..........         26.22%           31.71%         41.50%        33.59%       39.91%       52.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                         SIX MONTHS ENDED                         YEAR ENDED APRIL 30,
                                         OCTOBER 31, 2008   ----------------------------------------------------------------
CLASS C                                     (UNAUDITED)        2008           2007          2006         2005         2004
-------                                  ----------------   ----------     ----------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ............................      $  10.27         $  10.48       $  10.20      $  10.24     $  10.09     $   9.64
                                            --------         --------       --------      --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ..........          0.24             0.52           0.49          0.47         0.49         0.52
   Net realized and unrealized gains
      (losses) .......................         (1.82)           (0.08)          0.35          0.05         0.27         0.55
                                            --------         --------       --------      --------     --------     --------
Total from investment operations .....         (1.58)            0.44           0.84          0.52         0.76         1.07
                                            --------         --------       --------      --------     --------     --------
Less distributions from net investment
   income ............................         (0.28)           (0.65)         (0.56)        (0.56)       (0.61)       (0.62)
                                            --------         --------       --------      --------     --------     --------
Redemption fees(c) ...................            --(d)            --(d)          --(d)         --(d)        --(d)        --
                                            --------         --------       --------      --------     --------     --------
Net asset value, end of period .......      $   8.41         $  10.27       $  10.48      $  10.20     $  10.24     $  10.09
                                            ========         ========       ========      ========     ========     ========
Total return(e) ......................        (15.75)%           4.28%          8.67%         5.27%        7.67%       11.36%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates .....................          1.28%            1.29%          1.32%         1.31%        1.32%        1.32%
Expenses net of waiver and payments
   by affiliates(g) ..................          1.28%            1.29%          1.32%         1.31%        1.31%        1.32%
Net investment income ................          4.93%            5.04%          4.82%         4.65%        4.78%        5.13%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....      $660,040         $733,071       $437,026      $294,412     $213,741     $151,823
Portfolio turnover rate ..............         26.22%           31.71%         42.24%        34.10%       48.57%       66.57%
Portfolio turnover rate excluding
   mortgage dollar rolls(h) ..........         26.22%           31.71%         41.50%        33.59%       39.91%       52.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                         SIX MONTHS ENDED                        YEAR ENDED APRIL 30,
                                         OCTOBER 31, 2008   -------------------------------------------------------------
CLASS R                                     (UNAUDITED)        2008          2007        2006         2005         2004
-------                                  ----------------   ----------    ----------   --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ............................       $ 10.25         $  10.46      $ 10.18      $ 10.22      $ 10.07      $ 9.63
                                             -------         --------      -------      -------      -------      ------
Income from investment operations(a):
   Net investment income(b) ..........          0.25             0.53         0.51         0.49         0.51        0.53
   Net realized and unrealized gains
   (losses) ..........................         (1.82)           (0.08)        0.35         0.05         0.26        0.55
                                             -------         --------      -------      -------      -------      ------
Total from investment operations .....         (1.57)            0.45         0.86         0.54         0.77        1.08
                                             -------         --------      -------      -------      -------      ------
Less distributions from net investment
   income ............................         (0.29)           (0.66)       (0.58)       (0.58)       (0.62)      (0.64)
                                             -------         --------      -------      -------      -------      ------
Redemption fees(c) ...................            --(d)            --(d)        --(d)        --(d)        --(d)       --
                                             -------         --------      -------      -------      -------      ------
Net asset value, end of period .......       $  8.39         $  10.25      $ 10.46      $ 10.18      $ 10.22      $10.07
                                             =======         ========      =======      =======      =======      ======
Total return(e) ......................        (15.72)%           4.55%        8.74%        5.44%        7.86%      11.45%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates .....................          1.13%            1.14%        1.17%        1.16%        1.17%       1.17%
Expenses net of waiver and payments
   by affiliates(g) ..................          1.13%            1.14%        1.17%        1.16%        1.16%       1.17%
Net investment income ................          5.08%            5.19%        4.97%        4.80%        4.93%       5.28%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....       $98,687         $108,020      $65,527      $32,971      $17,859      $7,324
Portfolio turnover rate ..............         26.22%           31.71%       42.24%       34.10%       48.57%      66.57%
Portfolio turnover rate excluding
   mortgage dollar rolls(h) ..........         26.22%           31.71%       41.50%       33.59%       39.91%      52.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                         SIX MONTHS ENDED                        YEAR ENDED APRIL 30,
                                         OCTOBER 31, 2008   -------------------------------------------------------------
ADVISOR CLASS                               (UNAUDITED)        2008          2007        2006         2005         2004
-------------                            ----------------   ----------    ----------   --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ............................      $  10.28         $  10.49      $ 10.21      $ 10.24      $ 10.09     $  9.65
                                            --------         --------      -------      -------      -------     -------
Income from investment operations(a):
   Net investment income(b) ..........          0.27             0.58         0.56         0.54         0.56        0.58
   Net realized and unrealized gains
   (losses) ..........................         (1.82)           (0.07)        0.35         0.06         0.26        0.54
                                            --------         --------      -------      -------      -------     -------
Total from investment operations .....         (1.55)            0.51         0.91         0.60         0.82        1.12
                                            --------         --------      -------      -------      -------     -------
Less distributions from net investment
   income ............................         (0.31)           (0.72)       (0.63)       (0.63)       (0.67)      (0.68)
                                            --------         --------      -------      -------      -------     -------
Redemption fees(c) ...................            --(d)            --(d)        --(d)        --(d)        --(d)       --
                                            --------         --------      -------      -------      -------     -------
Net asset value, end of period .......      $   8.42         $  10.28      $ 10.49      $ 10.21      $ 10.24     $ 10.09
                                            ========         ========      =======      =======      =======     =======
Total return(e) ......................        (15.46)%           5.05%        9.25%        6.05%        8.37%      11.97%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates .....................          0.63%            0.64%        0.67%        0.66%        0.67%       0.67%
Expenses net of waiver and payments
   by affiliates(g) ..................          0.63%            0.64%        0.67%        0.66%        0.66%       0.67%
Net investment income ................          5.58%            5.69%        5.47%        5.30%        5.43%       5.78%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....      $108,661         $111,346      $66,745      $57,367      $60,489     $39,784
Portfolio turnover rate ..............         26.22%           31.71%       42.24%       34.10%       48.57%      66.57%
Portfolio turnover rate excluding
   mortgage dollar rolls(h) ..........         26.22%           31.71%       41.50%       33.59%       39.91%      52.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008 (UNAUDITED)

                                                                              COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                       ORGANIZATION       SHARES              VALUE
       ------------------------------                                      --------------   -----------       --------------
       COMMON STOCKS 0.0%
       AUTOMOBILES & COMPONENTS 0.0%
(a, b) Cambridge Industries Liquidating Trust Interest .................    United States       516,372       $           --
                                                                                                              --------------
       COMMERCIAL & PROFESSIONAL SERVICES 0.0%
(a, b) VS Holdings Inc. ................................................    United States        64,666                   --
                                                                                                              --------------
       TOTAL COMMON STOCKS (COST $64,666) ..............................                                                  --
                                                                                                              --------------
       CONVERTIBLE PREFERRED STOCKS 0.3%
       BANKS 0.0%(c)
       Fannie Mae, 8.75%, cvt. pfd. ....................................    United States       121,200              170,892
                                                                                                              --------------
       DIVERSIFIED FINANCIALS 0.1%
       Affiliated Managers Group Inc., 5.10%, cvt. pfd. ................    United States       174,000            3,153,750
                                                                                                              --------------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.2%
       Schering-Plough Corp., 6.00%, cvt. pfd. .........................    United States        43,000            5,747,731
                                                                                                              --------------
       TOTAL CONVERTIBLE PREFERRED STOCKS
          (COST $22,705,290)                                                                                       9,072,373
                                                                                                              --------------
       PREFERRED STOCKS (COST $5,000,000) 0.0%(c) ......................
       BANKS 0.0%(c)
       Freddie Mac, 8.375%, pfd., Z ....................................    United States       200,000              310,000
                                                                                                              --------------

                                                                                             PRINCIPAL
                                                                                             AMOUNT(d)
                                                                                            -----------
(e, f) SENIOR FLOATING RATE INTERESTS 13.8%
       AUTOMOBILES & COMPONENTS 0.2%
   (g) Dayco Products LLC (Mark IV), Replacement Term Loan,
          7.65% - 8.48%, 6/23/11 .......................................    United States       710,034              241,412
       Key Safety Systems Inc., Term Loan B, 5.469% - 6.753%,
          3/10/14 ......................................................    United States       576,225              342,854
       TRW Automotive Inc., Tranche B-1 Term Loan,
          4.625% - 5.813%, 2/09/14 .....................................    United States     4,396,608            3,465,991
                                                                                                              --------------
                                                                                                                   4,050,257
                                                                                                              --------------
       CAPITAL GOODS 0.8%
       Allison Transmission Inc., Term Loan B, 5.56% - 5.75%,
          8/07/14 ......................................................    United States     5,399,804            3,708,509
       Amsted Industries Inc.,
   (g)    Delay Draw, 4.81% - 5.77%, 4/05/13 ...........................    United States     4,251,753            3,358,885
          Term Loan B, 4.82% - 6.82%, 4/05/13 ..........................    United States       625,135              481,354
       Hawker Beechcraft Inc.,
          Synthetic L/C, 5.762%, 3/26/14 ...............................    United States       241,060              156,517
          Term Loan B, 5.762%, 3/26/14 .................................    United States     4,115,700            2,672,267
       Oshkosh Truck Corp., Term Loan B, 4.32% - 6.09%,
          12/06/13 .....................................................    United States    10,324,745            7,201,509
       RBS Global Inc. (Rexnord Corp.), Term Loan, 6.00% - 7.003%,
          7/22/13 ......................................................    United States     4,050,000            3,240,000
       TransDigm Inc., Term Loan B, 5.21%, 6/23/13 .....................    United States     2,130,000            1,632,113
                                                                                                              --------------
                                                                                                                  22,451,154
                                                                                                              --------------


                             Semiannual Report | 21

Franklin Strategic Series

                                                                              COUNTRY/       PRINCIPAL
       FRANKLIN STRATEGIC INCOME FUND                                       ORGANIZATION     AMOUNT(d)             VALUE
       ------------------------------                                      --------------   -----------       --------------
(e, f) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       COMMERCIAL & PROFESSIONAL SERVICES 1.2%
       Allied Waste North America Inc.,
          Credit Link, 4.18%, 3/28/14 ..................................    United States     2,353,822       $    2,251,823
          Term Loan B, 4.06% - 5.55%, 3/28/14 ..........................    United States     3,293,764            3,151,035
       ARAMARK Corp.,
          Synthetic L/C, 2.427%, 1/26/14 ...............................    United States       885,285              743,418
          Term Loan B, 5.637%, 1/26/14 .................................    United States    13,799,709           11,588,306
(g, h) EnviroSolutions Inc., Initial Term Loan, PIK, 12.042%,
          7/07/12 ......................................................    United States     4,054,608            3,010,547
       Nielsen Finance LLC (VNU Inc.), Dollar Term Loan, 4.803%,
          8/09/13 ......................................................    United States    14,196,278           10,349,087
       West Corp., Term Loan B-2, 5.594% - 5.75%, 10/24/13 .............    United States     2,165,388            1,402,089
                                                                                                              --------------
                                                                                                                  32,496,305
                                                                                                              --------------
       CONSUMER DURABLES & APPAREL 0.5%
       Jarden Corp.,
          Term Loan B1, 5.512%, 1/24/12 ................................    United States     2,868,214            2,348,350
          Term Loan B2, 5.512%, 1/24/12 ................................    United States     5,267,473            4,312,744
       Jostens IH Corp. (Visant Holding Corp.), Term Loan C, 5.171%,
          12/21/11 .....................................................    United States     4,558,727            3,800,839
       The William Carter Co., Term Loan B, 4.618% - 4.92%,
          7/14/12 ......................................................    United States     4,560,898            3,842,556
                                                                                                              --------------
                                                                                                                  14,304,489
                                                                                                              --------------
       CONSUMER SERVICES 1.7%
       Affinion Group Inc., Term Loan B, 5.311% - 5.618%,
          10/17/12 .....................................................    United States     6,238,544            4,975,239
       Education Management LLC, Term Loan C, 5.563%, 6/01/13 ..........    United States    11,508,709            8,113,639
   (g) Kuilima Resort Co. (Turtle Bay), First Lien Term Loan, 8.75%,
          9/30/10 ......................................................    United States     6,000,000            2,925,000
       Laureate Education Inc.,
          Closing Date Term Loan, 7.001%, 8/17/14 ......................    United States     2,035,728            1,455,546
          Delayed Draw Term Loan, 7.001%, 8/17/14 ......................    United States       304,636              217,815
       OSI Restaurant Partners LLC (Outback),
          Pre-Funded Revolving Credit, 2.639%, 6/14/13 .................    United States       714,727              375,827
          Term Loan B, 5.25%, 6/14/14 ..................................    United States     8,935,335            4,698,494
       Penn National Gaming Inc., Term Loan B, 4.55% - 5.29%,
          10/03/12 .....................................................    United States    10,334,622            8,640,891
       VML U.S. Finance LLC (Venetian Macau),
          Delayed Draw, 6.02%, 5/25/12 .................................        Macau         6,787,577            4,361,018
   (g)    New Project Term Loans, 6.02%, 5/25/13 .......................        Macau         5,014,598            3,221,879
          Term Loan B, 6.02%, 5/25/13 ..................................        Macau        11,932,825            7,666,840
                                                                                                              --------------
                                                                                                                  46,652,188
                                                                                                              --------------
       DIVERSIFIED FINANCIALS 0.5%
       Nuveen Investments Inc., Term Loan B, 6.12% - 6.77%,
          11/13/14 .....................................................    United States    14,106,378            8,134,682
       TD Ameritrade Holding Corp., Term Loan B, 5.00%,
          12/31/12 .....................................................    United States     6,831,733            5,713,037
                                                                                                              --------------
                                                                                                                  13,847,719
                                                                                                              --------------


                             22 | Semiannual Report

Franklin Strategic Series

                                                                              COUNTRY/       PRINCIPAL
       FRANKLIN STRATEGIC INCOME FUND                                       ORGANIZATION     AMOUNT(d)             VALUE
       ------------------------------                                      --------------   -----------       --------------
(e, f) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       ENERGY 0.3%
       Citgo Petroleum Corp., Term Loan B, 3.391%, 11/15/12 ............    United States     6,460,892          $ 4,829,517
       Dresser Inc., Term Loan B, 5.057% - 5.368%, 5/04/14 .............    United States     4,219,449            3,070,970
                                                                                                              --------------
                                                                                                                   7,900,487
                                                                                                              --------------
       FOOD, BEVERAGE & TOBACCO 0.5%
       Constellation Brands Inc., Term Loan B, 4.313% - 5.25%,
          6/05/13 ......................................................    United States     6,765,933            5,908,351
       Dean Foods Co., Term Loan B, 4.62% - 5.27%, 4/02/14 .............    United States     8,477,419            6,387,209
                                                                                                              --------------
                                                                                                                  12,295,560
                                                                                                              --------------
       HEALTH CARE EQUIPMENT & SERVICES 1.7%
       Bausch and Lomb Inc.,
   (i)    Delayed Draw Term Loan,3.25% - 7.01%, 4/28/15 ................    United States       178,769              145,101
          Parent Term Loan B, 7.012%, 4/28/15 ..........................    United States     1,182,855              960,084
   (g) Carestream Health Inc., Term Loan, 5.42% - 5.762%,
          4/30/13 ......................................................    United States     1,360,265              895,507
       Community Health Systems Inc., Term Loan, 5.06% - 5.973%,
          7/25/14 ......................................................    United States    19,720,119           15,852,510
       DaVita Inc., Term Loan B-1, 4.20% - 6.32%, 10/05/12 .............    United States     6,325,000            5,511,788
       DJO Finance LLC, Term Loan B, 6.723% - 6.762%, 5/20/14 ..........    United States     6,388,652            4,887,319
       Fresenius Medical Care Holdings Inc., Term Loan B,
          4.19% - 6.13%, 3/31/13 .......................................    United States     6,960,385            5,930,248
       HCA Inc.,
          Term Loan A-1, 5.262%, 11/19/12 ..............................    United States     5,448,502            4,616,243
          Term Loan B-1, 6.012%, 11/18/13 ..............................    United States     8,395,068            6,949,017
       LifePoint Hospitals Inc., Term Loan B, 4.435%, 4/15/12 ..........    United States     2,012,042            1,696,403
                                                                                                              --------------
                                                                                                                  47,444,220
                                                                                                              --------------
       MATERIALS 1.3%
       Celanese U.S. Holdings LLC, Dollar Term Loan, 5.553%,
          4/02/14 ......................................................    United States     7,264,375            5,904,898
       Domtar Corp., Term Loan, 4.875%, 3/07/14 ........................    United States     2,478,688            2,005,259
       Georgia-Pacific LLC,
          Additional Term Loan, 4.868% - 6.044%, 12/20/12 ..............    United States     1,948,313            1,623,054
          Term Loan B, 4.551% - 4.868%, 12/20/12 .......................    United States    10,646,059            8,868,763
       Hexion Specialty Chemicals BV, Term Loan C-2, 6.063%,
          5/03/13 ......................................................     Netherlands      1,197,293              833,116
       Hexion Specialty Chemicals Inc., Term Loan C-1, 6.188%,
          5/03/13 ......................................................    United States     5,511,674            3,835,205
   (g) Huntsman International LLC, Term Loan B,4.97%, 4/19/14 ..........    United States       514,286              447,245
       Ineos U.S. Finance LLC,
          Term Loan B2, 5.727% - 5.952%, 12/16/13 ......................    United States       794,895              442,492
          Term Loan C2, 6.227% - 6.452%, 12/23/14 ......................    United States       794,895              435,205
   (g) Lyondell Chemical Co., Tranche B-1,8.04%, 12/20/14 ..............    United States     2,500,000            1,503,400
       Nalco Co., Term Loan B, 4.92% - 5.313%, 11/04/10 ................    United States     4,318,089            3,873,943
       Rockwood Specialties Group Inc., Term Loan E, 4.618%,
          7/30/12 ......................................................    United States     7,528,278            6,304,932
                                                                                                              --------------
                                                                                                                  36,077,512
                                                                                                              --------------


                             Semiannual Report | 23

Franklin Strategic Series

                                                                              COUNTRY/       PRINCIPAL
       FRANKLIN STRATEGIC INCOME FUND                                       ORGANIZATION     AMOUNT(d)             VALUE
       ------------------------------                                      --------------   -----------       --------------
(e, f) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       MEDIA 2.3%
       CSC Holdings Inc. (Cablevision), Incremental Term Loan, 4.569%,
          3/29/13 ......................................................    United States     8,212,729       $    7,139,211
       Dex Media West LLC, Term Loan B, 7.00% - 7.77%,
          10/24/14 .....................................................    United States     6,295,026            3,506,329
       DIRECTV Holdings LLC, Term Loan B, 4.618%, 4/13/13 ..............    United States     6,387,135            5,682,775
       Idearc Inc.,
          Term Loan A, 4.62%, 11/17/13 .................................    United States     2,100,000              955,500
   (g)    Term Loan B, 5.12% - 5.77%, 11/17/14 .........................    United States    10,383,031            4,482,012
       Insight Midwest Holdings, Term Loan B, 5.93%, 4/02/14 ...........    United States     3,093,225            2,448,804
       MCC Iowa,
          Tranche D-1 Term Loan, 3.89%, 1/31/15 ........................    United States     3,530,158            2,568,190
          Tranche D-2 Term Loan, 3.89%, 1/31/15 ........................    United States     1,722,568            1,253,168
       Mediacom LLC, Term Loan C, 3.64%, 1/31/15 .......................    United States     3,037,168            2,209,539
   (g) Metro-Goldwyn-Mayer Inc., Term Loan B, 7.012%, 4/08/12 ..........    United States     5,190,537            2,624,465
       R.H. Donnelley Inc., Term Loan D-2, 6.75% - 7.52%,
          6/30/11 ......................................................    United States     4,796,430            3,046,731
       Regal Cinemas Corp., Term Loan, 5.262%, 10/27/13 ................    United States    10,212,892            7,722,080
       Tribune Co.,
   (g)    Incremental Term Loan, 6.00%, 5/14/14 ........................    United States     6,457,526            2,389,284
          Term Loan B, 6.00%, 5/16/14 ..................................    United States     3,946,420            1,771,943
       Univision Communications Inc., Initial Term Loan, 5.25%,
          9/29/14 ......................................................    United States    17,260,000            9,380,810
       UPC Financing Partnership, Term Loan N, 5.47%, 12/31/14 .........     Netherlands      9,230,000            6,622,525
                                                                                                              --------------
                                                                                                                  63,803,366
                                                                                                              --------------
       REAL ESTATE 0.2%
       Capital Automotive REIT, Term Loan B, 5.47%, 12/15/10 ...........    United States     9,215,918            5,870,540
                                                                                                              --------------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.1%
       Fairchild Semiconductor Corp., Initial Term Loan, 5.262%,
          6/26/13 ......................................................    United States     4,685,230            3,396,791
                                                                                                              --------------
       SOFTWARE & SERVICES 1.1%
       Affiliated Computer Services Inc.,
          Additional Term Loan, 5.00% - 6.513%, 3/20/13 ................    United States     6,406,772            5,425,735
          Term Loan B, 5.259%, 3/20/13 .................................    United States       595,170              504,035
       Dealer Computer Services Inc. (Reynolds & Reynolds), First Lien
          Term Loan, 5.171%, 10/26/12 ..................................    United States     6,920,220            4,498,143
       First Data Corp., Term Loan B-2, 5.948% - 6.512%, 9/24/14 .......    United States    16,990,467           12,579,011
       SunGard Data Systems Inc., New U.S. Term Loan, 4.553%,
          2/28/14 ......................................................    United States    11,070,391            8,532,105
                                                                                                              --------------
                                                                                                                  31,539,029
                                                                                                              --------------
       TECHNOLOGY HARDWARE & EQUIPMENT 0.2%
       Flextronics International USA Inc.,
          Term Loan A, 6.133% - 7.069%, 10/01/14 .......................    United States     5,155,040            3,956,493
          Term Loan A-1, 7.069%, 10/01/14 ..............................    United States     1,481,367            1,136,949
                                                                                                              --------------
                                                                                                                   5,093,442
                                                                                                              --------------


                             24 | Semiannual Report

Franklin Strategic Series

                                                                              COUNTRY/       PRINCIPAL
       FRANKLIN STRATEGIC INCOME FUND                                       ORGANIZATION     AMOUNT(d)             VALUE
       ------------------------------                                      --------------   -----------       --------------
(e, f) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       TELECOMMUNICATION SERVICES 0.7%
       Alltel Communications Inc., Term Loan B-3, 5.50%, 5/18/15 .......    United States     9,326,676       $    8,927,382
   (g) Hawaiian Telecom Communications Inc., Term Loan C, 6.262%,
          6/01/14 ......................................................    United States     3,697,776            2,015,288
       Windstream Corp., Tranche B-1, 6.05%, 7/17/13 ...................    United States    10,672,837            9,329,394
                                                                                                              --------------
                                                                                                                  20,272,064
                                                                                                              --------------
       TRANSPORTATION 0.1%
       Avis Budget Car Rental LLC, Term Loan, 4.67%, 4/19/12 ...........    United States     5,580,891            3,302,029
                                                                                                              --------------
       UTILITIES 0.4%
       Dynegy Holdings Inc., Term L/C Facility, 4.62%, 4/02/13 .........    United States     3,232,841            2,394,995
       NRG Energy Inc.,
          Credit Link, 2.70%, 2/01/13 ..................................    United States     2,110,136            1,837,576
          Term Loan, 5.26%, 2/01/13 ....................................    United States     4,295,104            3,740,318
       Texas Competitive Electric Holdings Co. LLC, Term Loan B-2,
          6.303% - 7.64%, 10/10/14 .....................................    United States     2,788,584            2,187,488
                                                                                                              --------------
                                                                                                                  10,160,377
                                                                                                              --------------
       TOTAL SENIOR FLOATING RATE INTERESTS
          (COST $495,560,072) ..........................................                                         380,957,529
                                                                                                              --------------
       CORPORATE BONDS 30.8%
       AUTOMOBILES & COMPONENTS 0.6%
       Ford Motor Credit Co. LLC, senior note,
          5.80%, 1/12/09 ...............................................    United States     6,000,000            5,563,308
          9.875%, 8/10/11 ..............................................    United States    10,000,000            6,307,020
   (j) TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17 ..........    United States     8,000,000            4,640,000
                                                                                                              --------------
                                                                                                                  16,510,328
                                                                                                              --------------
       BANKS 1.8%
(j, k) BNP Paribas, 144A, 7.195%, Perpetual ............................       France        10,000,000            6,386,980
       Citigroup Capital XXI, pfd., junior sub. bond, 8.30%,
          12/21/77 .....................................................    United States    12,000,000            8,238,840
       HSBC Holdings PLC, sub. note, 6.50%, 9/15/37 ....................   United Kingdom    10,000,000            7,889,440
   (j) ICICI Bank Ltd., 144A, 6.625%, 10/03/12 .........................        India         6,000,000            4,051,200
       Svensk Exportkredit AB, senior note, 7.625%, 6/30/14 ............       Sweden         3,780,000 NZD        2,300,415
       UBS AG Stamford, senior note, 5.875%, 12/20/17 ..................    United States    10,000,000            8,000,410
       Wells Fargo & Co., senior note, 5.625%, 12/11/17 ................    United States     5,000,000            4,421,545
   (k) Wells Fargo Capital XIII, pfd., 7.70%, Perpetual ................    United States     8,000,000            6,548,328
   (k) Wells Fargo Capital XV, 9.75%, Perpetual ........................    United States     2,000,000            1,941,842
                                                                                                              --------------
                                                                                                                  49,779,000
                                                                                                              --------------
       CAPITAL GOODS 1.4%
   (j) Allison Transmission Inc., senior note, 144A, 11.00%,
          11/01/15 .....................................................    United States     7,500,000            4,725,000
       DRS Technologies Inc., senior sub. note,
          6.875%, 11/01/13 .............................................    United States     1,500,000            1,492,500
          7.625%, 2/01/18 ..............................................    United States     5,000,000            4,975,000
       L-3 Communications Corp., senior sub. note,
          5.875%, 1/15/15 ..............................................    United States     4,500,000            3,712,500
          6.375%, 10/15/15 .............................................    United States     2,000,000            1,670,000


                             Semiannual Report | 25

Franklin Strategic Series

                                                                              COUNTRY/       PRINCIPAL
       FRANKLIN STRATEGIC INCOME FUND                                       ORGANIZATION     AMOUNT(d)             VALUE
       ------------------------------                                      --------------   -----------       --------------
       CORPORATE BONDS (CONTINUED)
       CAPITAL GOODS (CONTINUED)
       Nortek Inc., senior note, 10.00%, 12/01/13 ......................    United States       900,000       $      666,000
       RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 .........    United States     8,000,000            5,560,000
       RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14 .........    United States     8,000,000            4,840,000
       Terex Corp., senior sub. note, 8.00%, 11/15/17 ..................    United States     7,500,000            5,587,500
       TransDigm Inc., senior sub. note, 7.75%, 7/15/14 ................    United States     5,400,000            4,347,000
                                                                                                              --------------
                                                                                                                  37,575,500
                                                                                                              --------------
       COMMERCIAL & PROFESSIONAL SERVICES 0.7%
       Allied Waste North America Inc., senior secured note, 6.875%,
          6/01/17 ......................................................    United States     3,600,000            3,150,000
       ARAMARK Corp., senior note, 8.50%, 2/01/15 ......................    United States     7,500,000            6,450,000
       Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18 ............    United States     4,800,000            4,128,000
       JohnsonDiversey Holdings Inc., senior disc. note, 10.67%,
          5/15/13 ......................................................    United States     2,000,000            1,490,000
       JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ......    United States     4,000,000            3,580,000
                                                                                                              --------------
                                                                                                                  18,798,000
                                                                                                              --------------
       CONSUMER DURABLES & APPAREL 0.8%
       D.R. Horton Inc., senior note, 6.50%, 4/15/16 ...................    United States     7,500,000            4,425,000
       Jarden Corp., senior sub. note, 7.50%, 5/01/17 ..................    United States     8,000,000            6,000,000
       Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ............    United States     7,500,000            5,962,500
       KB Home, senior note,
          6.25%, 6/15/15 ...............................................    United States     3,900,000            2,613,000
          7.25%, 6/15/18 ...............................................    United States     3,100,000            2,061,500
                                                                                                              --------------
                                                                                                                  21,062,000
                                                                                                              --------------
       CONSUMER SERVICES 1.3%
   (j) Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15 ..................    United States     6,500,000              910,000
       Host Hotels & Resorts LP, senior note,
          6.875%, 11/01/14 .............................................    United States     1,000,000              750,000
          K, 7.125%, 11/01/13 ..........................................    United States     6,000,000            4,740,000
          M, 7.00%, 8/15/12 ............................................    United States     2,000,000            1,630,000
       MGM MIRAGE, senior note,
          6.625%, 7/15/15 ..............................................    United States    11,000,000            6,490,000
          7.50%, 6/01/16 ...............................................    United States     1,000,000              595,000
       OSI Restaurant Partners Inc., senior note, 10.00%, 6/15/15 ......    United States     4,250,000            1,020,000
       Pinnacle Entertainment Inc., senior sub. note,
          8.25%, 3/15/12 ...............................................    United States     3,300,000            2,301,750
          8.75%, 10/01/13 ..............................................    United States     4,200,000            3,192,000
       Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 .......    United States     9,000,000            5,805,000
       Starwood Hotels & Resorts Worldwide Inc., 6.75%, 5/15/18 ........    United States     8,000,000            5,602,856
       Station Casinos Inc.,
          senior note, 6.00%, 4/01/12 ..................................    United States     1,200,000              447,000
          senior note, 7.75%, 8/15/16 ..................................    United States     3,000,000            1,020,000
          senior sub. note, 6.50%, 2/01/14 .............................    United States       500,000               56,875
          senior sub. note, 6.875%, 3/01/16 ............................    United States     4,600,000              437,000
                                                                                                              --------------
                                                                                                                  34,997,481
                                                                                                              --------------


                             26 | Semiannual Report

Franklin Strategic Series

                                                                              COUNTRY/       PRINCIPAL
       FRANKLIN STRATEGIC INCOME FUND                                       ORGANIZATION     AMOUNT(d)             VALUE
       ------------------------------                                      --------------   -----------       --------------
       CORPORATE BONDS (CONTINUED)
       DIVERSIFIED FINANCIALS 3.5%
       American Express Co., senior note, 7.00%, 3/19/18 ...............    United States     8,000,000       $    6,176,152
       American Express Credit Corp., C, 7.30%, 8/20/13 ................    United States     4,000,000            3,535,452
       Bank of America Corp.,
   (k)    pfd., sub. bond, M, 8.125%, Perpetual ........................    United States    14,000,000           10,866,520
          senior note, 5.65%, 5/01/18 ..................................    United States     5,000,000            4,308,220
       Capmark Financial Group Inc., senior note, 6.30%, 5/10/17 .......    United States     5,000,000            1,110,375
       Citigroup Inc., senior note, 6.125%, 11/21/17 ...................    United States     5,000,000            4,308,675
       General Electric Capital Corp., senior note, A, 8.50%,
          4/06/18 ......................................................    United States   170,000,000 MXN       10,132,313
       GMAC LLC,
          7.25%, 3/02/11 ...............................................    United States     4,500,000            2,771,339
          6.875%, 9/15/11 ..............................................    United States     7,000,000            4,103,449
          6.875%, 8/28/12 ..............................................    United States     4,000,000            2,191,624
       The Goldman Sachs Group Inc., sub. note, 6.75%, 10/01/37 ........    United States    12,500,000            8,145,087
       JP Morgan Chase & Co., 6.00%, 1/15/18 ...........................    United States     5,000,000            4,496,120
   (k) JPMorgan Chase & Co., junior sub. note, 1, 7.90%, Perpetual .....    United States     5,000,000            4,062,630
       JPMorgan Chase Capital XXII, sub. bond, 6.45%, 2/02/37 ..........    United States    14,000,000            9,775,430
   (l) Lehman Brothers Holdings Inc., senior note, 6.20%, 9/26/14 ......    United States    16,000,000            2,160,000
       Merrill Lynch & Co. Inc., senior note, 6.40%, 8/28/17 ...........    United States    10,000,000            8,468,470
       Morgan Stanley, senior note, 6.00%, 4/28/15 .....................    United States    12,000,000            9,767,700
                                                                                                              --------------
                                                                                                                  96,379,556
                                                                                                              --------------
       ENERGY 3.2%
       Baker Hughes Inc., senior note, 7.50%, 11/15/18 .................    United States     8,000,000            7,891,576
       Canadian Natural Resources Ltd., 5.90%, 2/01/18 .................       Canada         7,500,000            6,280,200
       Chesapeake Energy Corp., senior note,
          7.625%, 7/15/13 ..............................................    United States     1,500,000            1,282,500
          6.625%, 1/15/16 ..............................................    United States     3,500,000            2,751,875
          6.25%, 1/15/18 ...............................................    United States     6,000,000            4,290,000
          7.25%, 12/15/18 ..............................................    United States     1,000,000              760,000
       Compagnie Generale de Geophysique-Veritas, senior note,
          7.50%, 5/15/15 ...............................................       France         5,700,000            3,847,500
          7.75%, 5/15/17 ...............................................       France         1,800,000            1,215,000
       Copano Energy LLC, senior note,
          8.125%, 3/01/16 ..............................................    United States     7,000,000            5,180,000
   (j)    144A, 7.75%, 6/01/18 .........................................    United States     1,000,000              695,000
   (j) Kazmunaigaz Finance SUB BV, 144A, 9.125%, 7/02/18 ...............     Kazakhstan       6,500,000            4,257,500
       Mariner Energy Inc., senior note, 7.50%, 4/15/13 ................    United States     7,500,000            5,212,500
       MarkWest Energy Partners LP, senior note,
          6.875%, 11/01/14 .............................................    United States     7,000,000            5,092,500
          8.75%, 4/15/18 ...............................................    United States       800,000              580,000
   (j) Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 .......     Switzerland      8,000,000            5,400,000
       Plains Exploration & Production Co., senior note, 7.625%,
          6/01/18 ......................................................    United States     8,800,000            5,808,000
       Quicksilver Resources Inc., senior note, 8.25%, 8/01/15 .........    United States     8,000,000            5,600,000
   (j) SandRidge Energy Inc., senior note, 144A, 8.00%, 6/01/18 ........    United States     3,700,000            2,479,000
       Tesoro Corp., senior note,
          6.25%, 11/01/12 ..............................................    United States       500,000              385,000
          6.50%, 6/01/17 ...............................................    United States    10,000,000            6,750,000


                             Semiannual Report | 27

Franklin Strategic Series

                                                                              COUNTRY/       PRINCIPAL
       FRANKLIN STRATEGIC INCOME FUND                                       ORGANIZATION     AMOUNT(d)             VALUE
       ------------------------------                                      --------------   -----------       --------------
       CORPORATE BONDS (CONTINUED)
       ENERGY (CONTINUED)
       Weatherford International Ltd., senior note, 6.00%, 3/15/18 .....    United States     8,000,000       $    6,124,856
       The Williams Cos. Inc., senior note,
          7.625%, 7/15/19 ..............................................    United States     3,000,000            2,479,206
          7.875%, 9/01/21 ..............................................    United States     3,400,000            2,810,212
          8.75%, 3/15/32 ...............................................    United States     1,300,000            1,061,797
                                                                                                              --------------
                                                                                                                  88,234,222
                                                                                                              --------------
       FOOD & STAPLES RETAILING 0.2%
       The Kroger Co., 6.15%, 1/15/20 ..................................    United States     7,500,000            6,173,565
                                                                                                              --------------
       FOOD, BEVERAGE & TOBACCO 1.5%
       Bottling Group LLC, senior note, 6.95%, 3/15/14 .................    United States     8,000,000            8,185,944
   (j) Cargill Inc., 144A,
          5.20%, 1/22/13 ...............................................    United States       500,000              455,089
          6.00%, 11/27/17 ..............................................    United States     7,000,000            5,644,268
       Dean Foods Inc., senior note, 7.00%, 6/01/16 ....................    United States     5,100,000            3,901,500
       Philip Morris International Inc., 5.65%, 5/16/18 ................    United States    12,000,000           10,290,744
       Reynolds American Inc., senior secured note, 7.625%,
          6/01/16 ......................................................    United States     8,500,000            6,989,473
       Smithfield Foods Inc., senior note, 7.75%,
          5/15/13 ......................................................    United States     4,200,000            2,835,000
          7/01/17 ......................................................    United States     3,800,000            2,413,000
                                                                                                              --------------
                                                                                                                  40,715,018
                                                                                                              --------------
       HEALTH CARE EQUIPMENT & SERVICES 2.3%
       Coventry Health Care Inc., senior note,
          6.30%, 8/15/14 ...............................................    United States     5,200,000            3,661,226
          5.95%, 3/15/17 ...............................................    United States     2,800,000            1,810,220
       DaVita Inc., senior sub. note, 7.25%, 3/15/15 ...................    United States     8,000,000            6,880,000
       FMC Finance III SA, senior note, 6.875%, 7/15/17 ................       Germany        7,500,000            6,000,000
       HCA Inc.,
          senior note, 6.50%, 2/15/16 ..................................    United States     3,000,000            1,777,500
          senior secured note, 9.125%, 11/15/14 ........................    United States    10,000,000            8,625,000
       Medco Health Solutions Inc., 7.125%, 3/15/18 ....................    United States     8,000,000            6,713,144
       Quest Diagnostics Inc., 6.40%, 7/01/17 ..........................    United States     8,500,000            6,925,868
       Tenet Healthcare Corp., senior note,
          6.375%, 12/01/11 .............................................    United States     5,000,000            4,325,000
          9.875%, 7/01/14 ..............................................    United States     2,500,000            2,056,250
   (h) United Surgical Partners International Inc., senior sub. note,
          PIK, 9.25%, 5/01/17 ..........................................    United States     7,500,000            4,856,250
(f, h) U.S. Oncology Holdings Inc., senior note, PIK, FRN, 8.334%,
          3/15/12 ......................................................    United States     8,060,331            5,601,930
       Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
          10/01/14 .....................................................    United States     7,000,000            5,845,000
                                                                                                              --------------
                                                                                                                  65,077,388
                                                                                                              --------------
       INSURANCE 0.3%
   (j) American International Group Inc.,
          144A, 8.25%, 8/15/18 .........................................    United States     3,000,000            1,237,644
          junior sub. deb., 144A, FRN, 8.175%, 5/15/58 .................    United States     4,000,000              639,092


                             28 | Semiannual Report

Franklin Strategic Series

                                                                              COUNTRY/       PRINCIPAL
       FRANKLIN STRATEGIC INCOME FUND                                       ORGANIZATION     AMOUNT(d)             VALUE
       ------------------------------                                      --------------   -----------       --------------
       CORPORATE BONDS (CONTINUED)
       INSURANCE (CONTINUED)
(f, j) MetLife Capital Trust X, secured bond, 144A, FRN, 9.25%,
          4/08/68 ......................................................    United States     1,900,000       $    1,182,788
       MetLife Inc.,
   (f)    junior sub. note, FRN, 6.40%, 12/15/66 .......................    United States     8,000,000            3,982,880
          senior note, A, 6.817%, 8/15/18 ..............................    United States     2,000,000            1,726,056
                                                                                                              --------------
                                                                                                                   8,768,460
                                                                                                              --------------
       MATERIALS 2.4%
       Crown Americas Inc., senior note, 7.75%, 11/15/15 ...............    United States     7,500,000            6,581,250
       Freeport-McMoRan Copper & Gold Inc., senior note,
          8.25%, 4/01/15 ...............................................    United States     2,000,000            1,601,852
          8.375%, 4/01/17 ..............................................    United States     8,000,000            6,288,688
       Huntsman International LLC, senior sub. note, 7.875%,
          11/15/14 .....................................................    United States     6,000,000            5,370,000
   (j) Ineos Group Holdings PLC, senior secured note, 144A, 8.50%,
          2/15/16 ......................................................   United Kingdom     8,000,000            3,000,000
   (j) MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 ..........    United States     7,000,000            3,745,000
       Nalco Co., senior sub. note, 8.875%, 11/15/13 ...................    United States     7,500,000            6,487,500
       NewPage Corp., senior secured note, 10.00%, 5/01/12 .............    United States     7,500,000            5,137,500
       Novelis Inc., senior note, 7.25%, 2/15/15 .......................       Canada         8,000,000            5,400,000
       Owens-Brockway Glass Container Inc., senior note, 6.75%,
          12/01/14 .....................................................    United States     7,000,000            6,090,000
       Rio Tinto Finance USA Ltd., 5.875%, 7/15/13 .....................      Australia      10,000,000            8,544,800
       RPM International Inc., 6.50%, 2/15/18 ..........................    United States     7,500,000            6,379,950
       Smurfit Kappa Funding PLC, senior sub. note, 7.75%,
          4/01/15 ......................................................       Ireland        2,600,000            1,859,000
                                                                                                              --------------
                                                                                                                  66,485,540
                                                                                                              --------------
       MEDIA 3.6%
   (j) British Sky Broadcasting Group PLC, senior note, 144A, 6.10%,
          2/15/18 ......................................................   United Kingdom     8,000,000            6,764,688
       CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 ............       Canada         7,500,000            4,837,500
       CCH I LLC, senior secured note, 11.00%, 10/01/15 ................    United States     4,000,000            1,820,000
       CCH II LLC, senior note, 10.25%, 9/15/10 ........................    United States     9,000,000            6,300,000
       Comcast Corp., senior note, 6.30%, 11/15/17 .....................    United States     7,500,000            6,499,260
       CSC Holdings Inc.,
          senior deb., 7.625%, 7/15/18 .................................    United States     6,000,000            4,335,000
          senior note, 6.75%, 4/15/12 ..................................    United States       600,000              522,000
       Dex Media West Finance, senior sub. note, 9.875%, 8/15/13 .......    United States     4,000,000            1,510,000
   (j) DIRECTV Holdings LLC, senior note, 144A, 7.625%, 5/15/16 ........    United States    10,000,000            8,450,000
       EchoStar DBS Corp., senior note,
          6.375%, 10/01/11 .............................................    United States     5,500,000            4,908,750
          7.125%, 2/01/16 ..............................................    United States     3,500,000            2,826,250
       Idearc Inc., senior note, 8.00%, 11/15/16 .......................    United States     9,000,000            1,293,750
       Lamar Media Corp., senior sub. note,
          7.25%, 1/01/13 ...............................................    United States     6,500,000            5,135,000
          B, 6.625%, 8/15/15 ...........................................    United States     1,500,000            1,110,000
       Liberty Media Corp., senior note, 5.70%, 5/15/13 ................    United States     9,000,000            6,306,138
       LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ..........    United States     6,000,000            3,390,000


                             Semiannual Report | 29

Franklin Strategic Series

                                                                              COUNTRY/       PRINCIPAL
       FRANKLIN STRATEGIC INCOME FUND                                       ORGANIZATION     AMOUNT(d)             VALUE
       ------------------------------                                      --------------   -----------       --------------
       CORPORATE BONDS (CONTINUED)
       MEDIA (CONTINUED)
       Quebecor Media Inc., senior note, 7.75%, 3/15/16 ................       Canada         8,000,000       $    5,580,000
       R.H. Donnelley Corp.,
          senior disc. note, A-1, 6.875%, 1/15/13 ......................    United States       100,000               23,500
          senior disc. note, A-2, 6.875%, 1/15/13 ......................    United States       400,000               94,000
          senior note, A-3, 8.875%, 1/15/16 ............................    United States     7,500,000            1,612,500
       Radio One Inc., senior sub. note, 6.375%, 2/15/13 ...............    United States     6,500,000            2,957,500
       Time Warner Cable Inc., senior note, 6.75%, 7/01/18 .............    United States     9,000,000            7,740,900
       Time Warner Inc., 5.875%, 11/15/16 ..............................    United States     9,000,000            7,221,258
(h, j) Univision Communications Inc., senior note, 144A, PIK, 9.75%,
          3/15/15 ......................................................    United States     8,500,000            1,785,000
       Viacom Inc., senior note, 6.875%, 4/30/36 .......................    United States     8,000,000            5,585,632
                                                                                                              --------------
                                                                                                                  98,608,626
                                                                                                              --------------
       REAL ESTATE 0.1%
       Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ......    United States     5,000,000            3,525,000
                                                                                                              --------------
       RETAILING 0.4%
       Dollar General Corp., senior note, 10.625%, 7/15/15 .............    United States     7,500,000            6,937,500
       Michaels Stores Inc., senior note, 10.00%, 11/01/14 .............    United States     8,000,000            3,640,000
                                                                                                              --------------
                                                                                                                  10,577,500
                                                                                                              --------------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.1%
       Freescale Semiconductor Inc., senior note, 8.875%,
          12/15/14 .....................................................    United States     4,400,000            1,980,000
                                                                                                              --------------
       SOFTWARE & SERVICES 0.3%
       SunGard Data Systems Inc.,
          senior note, 9.125%, 8/15/13 .................................    United States     5,000,000            4,175,000
          senior sub. note, 10.25%, 8/15/15 ............................    United States     7,000,000            4,935,000
                                                                                                              --------------
                                                                                                                   9,110,000
                                                                                                              --------------
       TECHNOLOGY HARDWARE & EQUIPMENT 0.5%
       Celestica Inc., senior sub. note,
          7.875%, 7/01/11 ..............................................       Canada         4,100,000            3,710,500
          7.625%, 7/01/13 ..............................................       Canada         1,400,000            1,141,000
   (j) Nortel Networks Ltd., senior note, 144A, 10.75%, 7/15/16 ........       Canada         8,000,000            4,260,000
       Sanmina-SCI Corp.,
(f, j)    senior note, 144A, FRN, 5.569%, 6/15/14 ......................    United States     2,000,000            1,550,000
          senior sub. note, 6.75%, 3/01/13 .............................    United States     4,300,000            2,945,500
          senior sub. note, 8.125%, 3/01/16 ............................    United States     1,700,000            1,079,500
                                                                                                              --------------
                                                                                                                  14,686,500
                                                                                                              --------------
       TELECOMMUNICATION SERVICES 2.7%
   (j) American Tower Corp., senior note, 144A, 7.00%, 10/15/17 ........    United States     7,500,000            6,562,500
   (j) Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 ..........       Jamaica        8,000,000            4,520,000
       Embarq Corp., senior note, 7.082%, 6/01/16 ......................    United States     7,500,000            5,782,830
       Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08,
          10.375% thereafter, 11/15/12 .................................   United Kingdom     7,500,000            6,000,000
       Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16 .............       Bermuda        2,000,000            1,720,000
   (j) Intelsat Subsidiary Holding Co. Ltd., senior note, 144A, 8.50%,
          1/15/13 ......................................................       Bermuda        8,000,000            7,000,000


                             30 | Semiannual Report

Franklin Strategic Series

                                                                              COUNTRY/       PRINCIPAL
       FRANKLIN STRATEGIC INCOME FUND                                       ORGANIZATION     AMOUNT(d)             VALUE
       ------------------------------                                      --------------   -----------       --------------
       CORPORATE BONDS (CONTINUED)
       TELECOMMUNICATION SERVICES (CONTINUED)
       MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 ............    United States     8,000,000       $    6,700,000
       Millicom International Cellular SA, senior note, 10.00%,
          12/01/13 .....................................................     Luxembourg       8,000,000            6,280,000
       Qwest Communications International Inc., senior note, 7.50%,
          2/15/14 ......................................................    United States     7,500,000            5,137,500
       Telecom Italia Capital, senior note,
          4.95%, 9/30/14 ...............................................        Italy         8,000,000            5,585,600
          6.999%, 6/04/18 ..............................................        Italy         1,500,000            1,090,161
       Verizon Communications Inc., 6.10%, 4/15/18 .....................    United States     4,000,000            3,504,812
       Verizon New York Inc., senior deb.,
          A, 6.875%, 4/01/12 ...........................................    United States     5,000,000            4,730,775
          B, 7.375%, 4/01/32 ...........................................    United States     1,500,000            1,173,213
   (j) Wind Acquisition Finance SA, senior note, 144A, 10.75%,
          12/01/15 .....................................................        Italy         8,000,000            6,200,000
       Windstream Corp., senior note, 8.625%, 8/01/16 ..................    United States     3,700,000            2,812,000
                                                                                                              --------------
                                                                                                                  74,799,391
                                                                                                              --------------
       TRANSPORTATION 0.2%
   (j) Ceva Group PLC, senior note, 144A, 10.00%, 9/01/14 ..............   United Kingdom     7,000,000            5,075,000
                                                                                                              --------------
       UTILITIES 2.9%
       The AES Corp., senior note,
          8.00%, 10/15/17 ..............................................    United States     8,000,000            6,200,000
   (j)    144A, 8.00%, 6/01/20 .........................................    United States     2,000,000            1,480,000
       CenterPoint Energy Inc., senior note,
          6.125%, 11/01/17 .............................................    United States     7,500,000            5,768,835
          6.50%, 5/01/18 ...............................................    United States     1,500,000            1,138,183
       Dominion Resources Inc., 6.40%, 6/15/18 .........................    United States     8,000,000            6,798,016
       Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 ..............    United States     7,500,000            5,587,500
   (j) E.ON International Finance BV, 144A, 5.80%, 4/30/18 .............       Germany        8,000,000            6,849,512
       Edison Mission Energy, senior note, 7.00%, 5/15/17 ..............    United States     7,500,000            5,971,875
   (j) Intergen NV, senior secured note, 144A, 9.00%, 6/30/17 ..........      Netherlands     7,000,000            5,635,000
       Mirant North America LLC, senior note, 7.375%, 12/31/13 .........    United States     8,000,000            7,030,000
       NRG Energy Inc., senior note,
          7.25%, 2/01/14 ...............................................    United States     1,500,000            1,316,250
          7.375%, 2/01/16 ..............................................    United States     6,000,000            5,190,000
          7.375%, 1/15/17 ..............................................    United States     2,500,000            2,168,750
       Pacific Gas & Electric Co., senior note, 8.25%, 10/15/18 ........    United States     7,800,000            7,962,989
       PNM Resources Inc., senior note, 9.25%, 5/15/15 .................    United States     2,500,000            2,062,500
   (j) Texas Competitive Electric Holdings Co. LLC, senior note, 144A,
          10.25%, 11/01/15 .............................................    United States    11,000,000            8,442,500
                                                                                                              --------------
                                                                                                                  79,601,910
                                                                                                              --------------
       TOTAL CORPORATE BONDS (COST $1,148,128,644) .....................                                         848,519,985
                                                                                                              --------------
       CONVERTIBLE BONDS 0.4%
       DIVERSIFIED FINANCIALS 0.2%
       Merrill Lynch & Co. Inc., cvt., senior note, zero cpn.,
          3/13/32 ......................................................    United States     7,000,000            7,168,560
                                                                                                              --------------


                             Semiannual Report | 31

Franklin Strategic Series

                                                                              COUNTRY/       PRINCIPAL
       FRANKLIN STRATEGIC INCOME FUND                                       ORGANIZATION     AMOUNT(d)             VALUE
       ------------------------------                                      --------------   -----------       --------------
       CONVERTIBLE BONDS (CONTINUED)
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.2%
       Mylan Inc., cvt., senior note, 1.25%, 3/15/12 ...................    United States     7,000,000       $    4,646,250
                                                                                                              --------------
       TOTAL CONVERTIBLE BONDS (COST $14,048,928) ......................                                          11,814,810
                                                                                                              --------------
       ASSET-BACKED SECURITIES AND COMMERCIAL
       MORTGAGE-BACKED SECURITIES 6.2%
       BANKS 3.4%
   (f) Banc of America Commercial Mortgage Inc., 2005-6, A4, FRN,
          5.403%, 9/10/47 ..............................................    United States     8,000,000            6,443,980
   (f) Citibank Credit Card Issuance Trust, 2005-A3, A3, FRN,
          3.345%, 4/24/14 ..............................................    United States    13,000,000           10,905,409
       Citigroup/Deutsche Bank Commercial Mortgage Trust,
   (f)       2005-CD1, A4, FRN, 5.40%, 7/15/44 .........................    United States     5,440,000            4,438,468
             2006-CD3, A5, 5.617%, 10/15/48 ............................    United States    22,000,000           17,090,722
       Countrywide Asset-Backed Certificates,
             2004-7, AF4, 4.774%, 8/25/32 ..............................    United States       225,276              222,790
             2005-11, AF4, 5.21%, 3/25/34 ..............................    United States     2,800,000            2,158,017
       GE Capital Commercial Mortgage Corp., 2003-C1, A4, 4.819%,
          1/10/38 ......................................................    United States     1,827,831            1,604,684
       Greenwich Capital Commercial Funding Corp.,
             2004-GG1, A7, 5.317%, 6/10/36 .............................    United States    10,714,000            9,229,462
             2005-GG5, A5, 5.224%, 4/10/37 .............................    United States     9,280,000            7,501,094
   (f)       2006-GG7, A4, FRN, 5.913%, 7/10/38 ........................    United States    12,000,000            9,603,763
       GS Mortgage Securities Corp. II,
             2003-C1, A3, 4.608%, 1/10/40 ..............................    United States     3,965,000            3,438,412
   (f)       2006-GG6, A4, FRN, 5.553%, 4/10/38 ........................    United States    10,000,000            7,978,481
             2006-GG8, A4, 5.56%, 11/10/39 .............................    United States     5,000,000            3,867,746
   (f) LB-UBS Commercial Mortgage Trust, 2002-C2, A4, FRN,
          5.594%, 6/15/31 ..............................................    United States     5,000,000            4,623,730
   (f) Morgan Stanley Capital I Trust, 2004-IQ7, A4, FRN, 5.431%,
          6/15/38 ......................................................    United States     7,000,000            6,013,835
                                                                                                              --------------
                                                                                                                  95,120,593
                                                                                                              --------------
       DIVERSIFIED FINANCIALS 2.8%
   (f) American Express Credit Account Master Trust,
             2004-4, A, FRN, 2.578%, 3/15/12 ...........................    United States     3,000,000            2,900,511
             2008-1, A, FRN, 2.938%, 8/15/13 ...........................    United States     8,200,000            7,359,507
   (f) Chase Issuance Trust,
             2005-A9, A9, FRN, 2.508%, 11/15/11 ........................    United States     2,000,000            1,925,867
             2007-A9, A9, FRN, 2.518%, 6/16/14 .........................    United States    12,000,000            9,984,881
             sub. note, 2006-A7, A, FRN, 2.498%, 2/15/13 ...............    United States     4,000,000            3,608,946
       Citigroup Commercial Mortgage Trust, 2008-C7, A4, 6.095%,
          12/10/49 .....................................................    United States    19,150,000           14,835,021
       JPMorgan Chase Commercial Mortgage Securities Corp.,
   (f)       2004-CB9, A4, FRN, 5.377%, 6/12/41 ........................    United States     8,871,306            7,548,284
             2004-LN2, A2, 5.115%, 7/15/41 .............................    United States       807,292              671,551
   (f)       2005-LDP5, A4, FRN, 5.179%, 12/15/44 ......................    United States    11,700,000            9,412,076
   (j) Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%,
          12/25/24 .....................................................    United States        13,065               12,974


                             32 | Semiannual Report

Franklin Strategic Series

                                                                              COUNTRY/          PRINCIPAL
       FRANKLIN STRATEGIC INCOME FUND                                       ORGANIZATION        AMOUNT(d)                  VALUE
       ------------------------------                                      --------------   ----------------          --------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
          (CONTINUED)
       DIVERSIFIED FINANCIALS (CONTINUED)
   (f) MBNA Credit Card Master Note Trust, 2005-A4, A4, FRN,
          2.528%, 11/15/12 .............................................    United States          6,000,000          $    5,567,742
   (f) MBNA Master Credit Card Trust II, 1997-B, A, FRN, 2.648%,
          8/15/14 ......................................................    United States         15,000,000              12,733,225
       Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%,
          4/25/32 ......................................................    United States            271,196                 258,651
                                                                                                                      --------------
                                                                                                                          76,819,236
                                                                                                                      --------------
       TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES (COST $207,145,926) ...............                                                 171,939,829
                                                                                                                      --------------
       MORTGAGE-BACKED SECURITIES 14.6%
   (f) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.0%(a)
       FHLMC, 6.065%, 1/01/33 ..........................................    United States            324,367                 329,407
                                                                                                                      --------------
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 5.7%
       FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19 ...................    United States          5,677,668               5,429,795
       FHLMC Gold 15 Year, 5.00%, 12/01/17 - 7/01/22 ...................    United States         12,423,282              12,166,924
       FHLMC Gold 15 Year, 5.50%, 7/01/17 - 2/01/19 ....................    United States          1,109,218               1,111,306
       FHLMC Gold 15 Year, 6.50%, 4/01/11 ..............................    United States                446                     458
       FHLMC Gold 15 Year, 7.00%, 1/01/09 - 9/01/11 ....................    United States                626                     655
       FHLMC Gold 30 Year, 5.00%, 3/01/34 - 6/01/38 ....................    United States         23,398,211              22,164,694
       FHLMC Gold 30 Year, 5.50%, 6/01/33 - 7/01/38 ....................    United States         50,867,498              49,651,720
       FHLMC Gold 30 Year, 6.00%, 6/01/33 - 6/01/38 ....................    United States         38,970,218              38,937,152
       FHLMC Gold 30 Year, 6.50%, 10/01/21 - 8/01/38 ...................    United States         26,395,631              26,776,506
       FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32 ....................    United States            228,264                 234,677
       FHLMC Gold 30 Year, 7.50%, 4/01/24 - 1/01/31 ....................    United States             39,771                  42,108
       FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26 ...................    United States                810                     859
       FHLMC Gold 30 Year, 9.00%, 12/01/24 .............................    United States                416                     458
                                                                                                                      --------------
                                                                                                                         156,517,312
                                                                                                                      --------------
   (f) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 0.1%
       FNMA, 4.537%, 4/01/20 ...........................................    United States            311,051                 310,591
       FNMA, 4.617%, 12/01/34 ..........................................    United States          1,469,707               1,507,221
                                                                                                                      --------------
                                                                                                                           1,817,812
                                                                                                                      --------------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 8.4%
       FNMA 15 Year, 4.50%, 3/01/20 ....................................    United States          1,242,879               1,186,641
       FNMA 15 Year, 5.00%, 1/01/18 - 6/01/18 ..........................    United States          1,597,655               1,575,905
       FNMA 15 Year, 5.50%, 3/01/14 - 4/01/21 ..........................    United States          5,899,244               5,891,651
       FNMA 15 Year, 6.00%, 4/01/13 - 10/01/16 .........................    United States            211,358                 213,887
       FNMA 15 Year, 6.50%, 4/01/11 - 6/01/13 ..........................    United States             16,723                  17,127
       FNMA 15 Year, 7.50%, 10/01/14 ...................................    United States             15,554                  16,393
       FNMA 30 Year, 5.00%, 4/01/34 - 6/01/38 ..........................    United States         59,262,574              56,175,787
       FNMA 30 Year, 5.50%, 9/01/33 - 6/01/37 ..........................    United States         55,677,540              54,461,380
       FNMA 30 Year, 6.00%, 6/01/34 - 8/01/38 ..........................    United States         82,731,720              82,768,324
       FNMA 30 Year, 6.50%, 1/01/24 - 10/01/37 .........................    United States         30,545,806              30,997,317
       FNMA 30 Year, 7.50%, 12/01/28 - 10/01/29 ........................    United States             37,335                  39,267


                             Semiannual Report | 33

Franklin Strategic Series

                                                                              COUNTRY/          PRINCIPAL
       FRANKLIN STRATEGIC INCOME FUND                                       ORGANIZATION        AMOUNT(d)                  VALUE
       ------------------------------                                      --------------   ----------------          --------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE
          (CONTINUED)
       FNMA 30 Year, 8.00%, 1/01/25 - 6/01/26 ..........................    United States             18,773          $       19,848
       FNMA 30 Year, 8.50%, 7/01/25 ....................................    United States                736                     793
                                                                                                                      --------------
                                                                                                                         233,364,320
                                                                                                                      --------------
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 0.4%
       GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34 .....................    United States          1,359,072               1,299,976
       GNMA I SF 30 Year, 5.50%, 2/15/33 - 6/15/36 .....................    United States          4,274,214               4,201,669
       GNMA I SF 30 Year, 6.00%, 8/15/36 ...............................    United States            744,867                 746,055
       GNMA I SF 30 Year, 6.50%, 3/15/24 - 3/15/32 .....................    United States            310,671                 315,643
       GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28 ....................    United States             53,914                  55,455
       GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27 .....................    United States             18,155                  19,196
       GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27 .....................    United States             17,850                  19,103
       GNMA I SF 30 Year, 8.50%, 8/15/24 ...............................    United States                137                     148
       GNMA I SF 30 Year, 9.00%, 1/15/25 ...............................    United States                830                     905
       GNMA I SF 30 Year, 9.50%, 6/15/25 ...............................    United States                716                     797
       GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33 ...................    United States          1,905,037               1,822,944
       GNMA II SF 30 Year, 5.50%, 6/20/34 ..............................    United States          1,007,268                 990,069
       GNMA II SF 30 Year, 6.00%, 11/20/34 .............................    United States            888,943                 889,448
       GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31 ...................    United States            381,740                 386,754
       GNMA II SF 30 Year, 7.50%, 8/20/16 - 4/20/32 ....................    United States            208,239                 218,987
                                                                                                                      --------------
                                                                                                                          10,967,149
                                                                                                                      --------------
       TOTAL MORTGAGE-BACKED SECURITIES
          (COST $407,453,284) ..........................................                                                 402,996,000
                                                                                                                      --------------
       U.S. GOVERNMENT AND AGENCY SECURITIES 8.4%
       FHLMC,
          5.00%, 2/16/17 ...............................................    United States         11,000,000              10,875,887
          5.625%, 3/15/11 ..............................................    United States          5,600,000               5,927,488
          senior note, 4.75%, 3/5/12 ...................................    United States         22,000,000              22,747,516
       FNMA, 4.125%, 4/15/14 ...........................................    United States         10,100,000              10,026,512
       U.S. Treasury Bond,
          4.50%, 2/15/16 ...............................................    United States         13,100,000              13,817,435
          4.50%, 5/15/17 ...............................................    United States          5,000,000               5,208,595
          5.25%, 2/15/29 ...............................................    United States          1,750,000               1,855,957
          6.25%, 8/15/23 ...............................................    United States          6,800,000               7,771,659
          6.88%, 8/15/25 ...............................................    United States          1,000,000               1,243,594
          7.125%, 2/15/23 ..............................................    United States         10,200,000              12,534,056
          7.875%, 2/15/21 ..............................................    United States          7,200,000               9,209,815
       U.S. Treasury Note,
          3.375%, 10/15/09 .............................................    United States            500,000                 509,376
          3.375%, 6/30/13 ..............................................    United States         13,000,000              13,398,138
          3.50%, 12/15/09 ..............................................    United States          4,500,000               4,607,581
          3.50%, 5/31/13 ...............................................    United States         16,000,000              16,616,256
          4.00%, 8/31/09 ...............................................    United States          7,000,000               7,152,579
          4.00%, 4/15/10 ...............................................    United States          1,100,000               1,140,649
          4.00%, 11/15/12 ..............................................    United States          1,850,000               1,981,235
          4.125%, 8/15/10 ..............................................    United States          2,900,000               3,041,604


                             34 | Semiannual Report

Franklin Strategic Series

                                                                              COUNTRY/          PRINCIPAL
       FRANKLIN STRATEGIC INCOME FUND                                       ORGANIZATION        AMOUNT(d)                  VALUE
       ------------------------------                                      --------------   ----------------          --------------
       U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
       U.S. Treasury Note, (continued)
          4.25%, 8/15/13 ...............................................    United States          1,000,000          $    1,071,329
          4.25%, 8/15/14 ...............................................    United States          7,600,000               8,162,286
          4.25%, 11/15/14 ..............................................    United States            700,000                 750,915
          4.375%, 8/15/12 ..............................................    United States          2,600,000               2,821,814
          4.50%, 9/30/11 ...............................................    United States          2,500,000               2,693,165
          4.625%, 11/15/16 .............................................    United States          6,700,000               7,029,245
          4.625%, 2/15/17 ..............................................    United States         12,000,000              12,612,192
          4.75%, 8/15/17 ...............................................    United States          7,000,000               7,414,533
          4.875%, 7/31/11 ..............................................    United States          7,250,000               7,870,216
          5.00%, 8/15/11 ...............................................    United States          2,100,000               2,298,024
   (m)    Index Linked, 1.625%, 1/15/15 ................................    United States          3,442,575               3,013,599
   (m)    Index Linked, 2.00%, 1/15/14 .................................    United States         24,191,323              22,157,752
   (m)    Index Linked, 2.50%, 7/15/16 .................................    United States          4,339,937               3,996,474
                                                                                                                      --------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
          (COST $233,202,083) ..........................................                                                 231,557,476
                                                                                                                      --------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 13.5%
       European Investment Bank, senior note, 1612/37, 6.50%,
          9/10/14 ......................................................   Supranational(n)       12,905,000    NZD        7,613,639
(f, o) Government of Argentina, senior bond, FRN, 3.127%,
          8/03/12 ......................................................      Argentina           89,378,000              16,183,343
       Government of Indonesia,
          10.00%, 7/15/17 ..............................................      Indonesia       10,200,000,000    IDR          633,991
          11.00%, 10/15/14 .............................................      Indonesia        4,500,000,000    IDR          324,598
          FR10, 13.15%, 3/15/10 ........................................      Indonesia        7,125,000,000    IDR          637,328
          FR17, 13.15%, 1/15/12 ........................................      Indonesia       17,300,000,000    IDR        1,456,215
          FR19, 14.25%, 6/15/13 ........................................      Indonesia       63,035,000,000    IDR        5,378,216
          FR20, 14.275%, 12/15/13 ......................................      Indonesia       28,415,000,000    IDR        2,385,297
          FR34, 12.80%, 6/15/21 ........................................      Indonesia      108,710,000,000    IDR        7,579,783
          FR39, 11.75%, 8/15/23 ........................................      Indonesia       29,150,000,000    IDR        1,858,648
          FR42, 10.25%, 7/15/27 ........................................      Indonesia       86,000,000,000    IDR        4,773,396
          FR47, 10.00%, 2/15/28 ........................................      Indonesia       28,000,000,000    IDR        1,483,488
   (p) Government of Iraq, Reg S, 5.80%, 1/15/28 .......................        Iraq               3,620,000               1,737,600
       Government of Malaysia,
          3.461%, 7/31/13 ..............................................      Malaysia            28,900,000    MYR        7,921,029
          3.756%, 4/28/11 ..............................................      Malaysia            53,580,000    MYR       15,029,854
          3.833%, 9/28/11 ..............................................      Malaysia             6,150,000    MYR        1,726,127
          4.24%, 2/07/18 ...............................................      Malaysia            64,800,000    MYR       18,072,047
          4.305%, 2/27/09 ..............................................      Malaysia            21,510,000    MYR        6,068,933
       Government of Mexico,
          8.00%, 12/17/15 ..............................................       Mexico                725,000(q) MXN        5,404,656
          10.00%, 12/05/24 .............................................       Mexico              3,355,000(q) MXN       28,741,668
       Government of Poland,
          5.75%, 9/23/22 ...............................................       Poland             38,200,000    PLN       12,937,764
          6.25%, 10/24/15 ..............................................       Poland             17,100,000    PLN        6,002,948


                             Semiannual Report | 35

Franklin Strategic Series

                                                                              COUNTRY/          PRINCIPAL
       FRANKLIN STRATEGIC INCOME FUND                                       ORGANIZATION        AMOUNT(d)                  VALUE
       ------------------------------                                      --------------   ----------------          --------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
       Government of Russia,
   (j)    144A, 7.50%, 3/31/30 .........................................       Russia             14,404,040          $   12,601,864
   (p)    senior bond, Reg S, 7.50%, 3/31/30 ...........................       Russia             36,260,000              31,727,681
       Government of Singapore,
          2.375%, 10/01/09 .............................................      Singapore           11,570,000    SGD        7,887,566
          2.625%, 4/01/10 ..............................................      Singapore           16,450,000    SGD       11,309,417
          4.375%, 1/15/09 ..............................................      Singapore            3,680,000    SGD        2,496,989
       Government of Sweden,
          4.00%, 12/01/09 ..............................................       Sweden            119,950,000    SEK       15,665,694
          5.50%, 10/08/12 ..............................................       Sweden             24,960,000    SEK        3,511,085
       KfW Bankengruppe,
   (f)    FRN, 0.688%, 8/08/11 .........................................       Germany         2,828,000,000    JPY       28,499,648
          senior note, 6.50%, 11/15/11 .................................       Germany            10,164,000    NZD        5,990,780
       Korea Treasury Bond, 0525-2703, 5.25%, 3/10/27 ..................     South Korea      13,696,000,000    KRW       10,347,192
       Korea Treasury Note,
          0525-1209, 5.25%, 9/10/12 ....................................     South Korea      15,100,000,000    KRW       11,812,330
          0550-1709, 5.50%, 9/10/17 ....................................     South Korea      23,470,000,000    KRW       18,044,802
       Province of Manitoba, 6.375%, 9/01/15 ...........................        Canada             3,000,000    NZD        1,735,637
       New South Wales Treasury Corp., senior note, 5.50%,
          3/01/17 ......................................................      Australia           12,025,000    AUD        7,839,447
       Nota Do Tesouro Nacional,
          9.762%, 1/01/12 ..............................................        Brazil                 8,400(r) BRL        3,244,733
          9.762%, 1/01/14 ..............................................        Brazil                 5,200(r) BRL        1,808,697
          9.762%, 1/01/17 ..............................................        Brazil                60,650(r) BRL       19,042,755
   (s)    Index Linked, 10.495%, 5/15/15 ...............................        Brazil                 8,700(r) BRL        5,781,575
   (s)    Index Linked, 10.495%, 5/15/45 ...............................        Brazil                 3,570(r) BRL        2,157,274
       Province of Ontario, 6.25%, 6/16/15 .............................        Canada             2,826,000    NZD        1,589,006
       Queensland Treasury Corp.,
          6.00%, 9/14/17 ...............................................      Australia            4,090,000    AUD        2,756,862
          13, 6.00%, 8/14/13 ...........................................      Australia            2,045,000    AUD        1,384,171
   (j)    144A, 7.125%, 9/18/17 ........................................      Australia           15,990,000    NZD        9,907,015
                                                                                                                      --------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $462,933,057)...........................................                                                 371,092,788
                                                                                                                      --------------
       MUNICIPAL BONDS (COST $35,103,129) 1.1%
       California State GO, Refunding, 5.00%, 4/01/38 ..................    United States         35,000,000              30,421,300
                                                                                                                      --------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $3,031,345,079).........................................                                               2,458,682,090
                                                                                                                      --------------
       SHORT TERM INVESTMENTS 5.5%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $40,289,109) 1.4%
   (t) Egypt Treasury Bills, 11/18/08 - 9/22/09 ........................        Egypt            229,275,000    EGP       38,701,635
                                                                                                                      --------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
          (COST $3,071,634,188) ........................................                                               2,497,383,725
                                                                                                                      --------------


                             36 | Semiannual Report

Franklin Strategic Series

                                                                              COUNTRY/
       FRANKLIN STRATEGIC INCOME FUND                                       ORGANIZATION       SHARES              VALUE
       ------------------------------                                      --------------   -----------       --------------
       SHORT TERM INVESTMENTS (CONTINUED)
       MONEY MARKET FUNDS (COST $111,978,281) 4.1%
   (u) Franklin Institutional Fiduciary Trust Money Market Portfolio,
          1.56% ........................................................    United States   111,978,281       $  111,978,281
                                                                                                              --------------
       TOTAL INVESTMENTS (COST $3,183,612,469) 94.6%                                                           2,609,362,006
       NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE CONTRACTS 2.3% ..                                          63,819,848
       OTHER ASSETS, LESS LIABILITIES 3.1% .............................                                          84,585,190
                                                                                                              --------------
       NET ASSETS 100.0% ...............................................                                      $2,757,767,044
                                                                                                              ==============

CURRENCY ABBREVIATIONS

AUD - Australian Dollar
BRL - Brazilian Real
EGP - Egyptian Pound
IDR - Indonesian Rupiah
JPY - Japanese Yen
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
NZD - New Zealand Dollar
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar

SELECTED PORTFOLIO ABBREVIATIONS

FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
GNMA  - Government National Mortgage Association
GO    - General Obligation
L/C   - Letter of Credit
PIK   - Payment-In-Kind
REIT  - Real Estate Investment Trust
SF    - Single Family

(a)  Non-income producing for the twelve months ended October 31, 2008.

(b)  See Note 10 regarding restricted and illiquid securities.

(c)  Rounds to less than 0.1% of net assets.

(d)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(e)  See Note 1(f) regarding senior floating rate interests.

(f)  The coupon rate shown represents the rate at period end.

(g)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(h)  Income may be received in additional securities and/or cash.

(i)  See Note 11 regarding unfunded loan commitments.

(j) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2008, the aggregate value of these securities was $146,544,614, representing 5.31% of net assets.

(k)  Perpetual securities with no stated maturity date.

(l)  See Note 9 regarding defaulted securities.

(m)  Principal amount of security is adjusted for inflation. See Note 1(h).

(n) A supranational organization is an entity formed by two or more central governments through international treaties.

(o) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(p) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2008, the aggregate value of these securities was $33,465,281, representing 1.21% of net assets.

(q)  Principal amount is stated in 100 Mexican Peso Units.

(r)  Principal amount is stated in 1000 Brazilian Real Units.

(s)  Redemption price at maturity is adjusted for inflation. See Note 1(h).

(t)  The security is traded on a discount basis with no stated coupon rate.

(u) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 37

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2008 (unaudited)

                                                                            FRANKLIN
                                                                           STRATEGIC
                                                                          INCOME FUND
                                                                        ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...................................   $ 3,071,634,188
      Cost - Sweep Money Fund (Note 7) ..............................       111,978,281
                                                                        ---------------
      Total cost of investments .....................................   $ 3,183,612,469
                                                                        ===============
      Value - Unaffiliated issuers ..................................   $ 2,497,383,725
      Value - Sweep Money Fund (Note 7) .............................       111,978,281
                                                                        ---------------
      Total value of investments ....................................     2,609,362,006
   Cash .............................................................        23,257,339
   Foreign currency, at value (cost $2,788,454) .....................         2,737,804
   Receivables:
      Investment securities sold ....................................        65,647,202
      Capital shares sold ...........................................         5,854,589
      Dividends and interest ........................................        40,814,964
   Unrealized appreciation on forward exchange contracts (Note 8) ...        76,393,486
                                                                        ---------------
         Total assets ...............................................     2,824,067,390
                                                                        ---------------
Liabilities:
   Payables:
      Investment securities purchased ...............................        41,519,430
      Capital shares redeemed .......................................         9,195,200
      Affiliates ....................................................         2,213,899
   Unrealized depreciation on forward exchange contracts (Note 8) ...        12,573,638
   Unrealized depreciation on unfunded loan commitments (Note 11) ...           177,802
   Accrued expenses and other liabilities ...........................           620,377
                                                                        ---------------
         Total liabilities ..........................................        66,300,346
                                                                        ---------------
            Net assets, at value ....................................   $ 2,757,767,044
                                                                        ===============
Net assets consist of:
   Paid-in capital ..................................................   $ 3,375,295,815
   Distributions in excess of net investment income .................          (735,212)
   Net unrealized appreciation (depreciation) .......................      (510,521,781)
   Accumulated net realized gain (loss) .............................      (106,271,778)
                                                                        ---------------
            Net assets, at value ....................................   $ 2,757,767,044
                                                                        ===============

   The accompanying notes are an integral part of these financial statements.


                             38 | Semiannual Report

Franklin Strategic Series

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2008 (unaudited)

                                                                                  FRANKLIN
                                                                                  STRATEGIC
                                                                                 INCOME FUND
                                                                               --------------
CLASS A:
   Net assets, at value ....................................................   $1,809,328,011
                                                                               --------------
   Shares outstanding ......................................................      215,150,536
                                                                               --------------
   Net asset value per share(a) ............................................   $         8.41
                                                                               --------------
   Maximum offering price per share (net asset value per share / 95.75%) ...   $         8.78
                                                                               --------------
CLASS B:
   Net assets, at value ....................................................   $   81,051,255
                                                                               --------------
   Shares outstanding ......................................................        9,596,308
                                                                               --------------
   Net asset value and maximum offering price per share(a) .................   $         8.45
                                                                               --------------
CLASS C:
   Net assets, at value ....................................................   $  660,039,715
                                                                               --------------
   Shares outstanding ......................................................       78,507,322
                                                                               --------------
   Net asset value and maximum offering price per share(a) .................   $         8.41
                                                                               --------------
CLASS R:
   Net assets, at value ....................................................   $   98,687,012
                                                                               --------------
   Shares outstanding ......................................................       11,763,444
                                                                               --------------
   Net asset value and maximum offering price per share(a) .................   $         8.39
                                                                               --------------
ADVISOR CLASS:
   Net assets, at value ....................................................   $  108,661,051
                                                                               --------------
   Shares outstanding ......................................................       12,910,858
                                                                               --------------
   Net asset value and maximum offering price per share(a) .................   $         8.42
                                                                               --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 39

Franklin Strategic Series

STATEMENT OF OPERATIONS
for the six months ended October 31, 2008 (unaudited)

                                                                             FRANKLIN
                                                                            STRATEGIC
                                                                           INCOME FUND
                                                                          -------------
Investment income:
   Dividends:
      Unaffiliated issuers ............................................   $   2,035,270
      Sweep Money Fund (Note 7) .......................................         863,089
   Interest ...........................................................      96,835,303
                                                                          -------------
         Total investment income ......................................      99,733,662
                                                                          -------------
Expenses:
   Management fees (Note 3a) ..........................................       7,216,093
   Distribution fees: (Note 3c)
      Class A .........................................................       2,652,386
      Class B .........................................................         332,436
      Class C .........................................................       2,463,869
      Class R .........................................................         278,167
   Transfer agent fees (Note 3e) ......................................       2,213,591
   Custodian fees (Note 4) ............................................         376,199
   Reports to shareholders ............................................         134,058
   Registration and filing fees .......................................          77,570
   Professional fees ..................................................          45,911
   Trustees' fees and expenses ........................................          24,619
   Other ..............................................................          29,964
                                                                          -------------
         Total expenses ...............................................      15,844,863
         Expense reductions (Note 4) ..................................         (18,057)
                                                                          -------------
            Net expenses ..............................................      15,826,806
                                                                          -------------
               Net investment income ..................................      83,906,856
                                                                          -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .....................................................     (95,418,839)
      Foreign currency transactions ...................................       1,472,538
                                                                          -------------
               Net realized gain (loss) ...............................     (93,946,301)
                                                                          -------------
Net change in unrealized appreciation (depreciation) on:
   Investments ........................................................    (578,424,873)
   Translation of other assets and liabilities denominated in foreign
      currencies ......................................................      62,147,408
                                                                          -------------
               Net change in unrealized appreciation (depreciation) ...    (516,277,465)
                                                                          -------------
Net realized and unrealized gain (loss) ...............................    (610,223,766)
                                                                          -------------
Net increase (decrease) in net assets resulting from operations .......   $(526,316,910)
                                                                          =============

   The accompanying notes are an integral part of these financial statements.


                             40 | Semiannual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             FRANKLIN STRATEGIC INCOME FUND
                                                                                           ---------------------------------
                                                                                           SIX MONTHS ENDED
                                                                                           OCTOBER 31, 2008     YEAR ENDED
                                                                                              (UNAUDITED)     APRIL 30, 2008
                                                                                           ----------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .............................................................    $   83,906,856    $  142,246,377
      Net realized gain (loss) from investments and foreign currency transactions .......       (93,946,301)       45,899,679
      Net change in unrealized appreciation (depreciation) on investments and translation
         of other assets and liabilities denominated in foreign currencies .............      (516,277,465)      (56,027,125)
                                                                                            --------------    --------------
         Net increase (decrease) in net assets resulting from operations ...............      (526,316,910)      132,118,931
                                                                                            --------------    --------------
   Distributions to shareholders from net investment income:
      Class A ..........................................................................       (64,883,512)     (121,244,242)
      Class B ..........................................................................        (2,910,074)       (6,404,920)
      Class C ..........................................................................       (21,594,424)      (35,256,134)
      Class R ..........................................................................        (3,247,405)       (5,569,720)
      Advisor Class ....................................................................        (3,705,066)       (6,366,080)
                                                                                            --------------    --------------
   Total distributions to shareholders .................................................       (96,340,481)     (174,841,096)
                                                                                            --------------    --------------
   Capital share transactions: (Note 2)
      Class A ..........................................................................        95,388,138       632,530,329
      Class B ..........................................................................        (5,313,724)        3,048,823
      Class C ..........................................................................        75,206,151       304,040,457
      Class R ..........................................................................        12,501,512        43,785,438
      Advisor Class ....................................................................        20,628,163        46,009,389
                                                                                            --------------    --------------
   Total capital share transactions ....................................................       198,410,240     1,029,414,436
                                                                                            --------------    --------------
   Redemption fees .....................................................................             9,548            32,113
                                                                                            --------------    --------------
         Net increase (decrease) in net assets .........................................      (424,237,603)      986,724,384
Net assets:
   Beginning of period .................................................................     3,182,004,647     2,195,280,263
                                                                                            --------------    --------------
   End of period .......................................................................    $2,757,767,044    $3,182,004,647
                                                                                            ==============    ==============
Undistributed net investment income (distributions in excess of net investment income)
   included in net assets:
      End of period ....................................................................    $     (735,212)   $   11,698,413
                                                                                            ==============    ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 41

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eleven separate funds. The Franklin Strategic Income Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares:
Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.


                             42 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange


                             Semiannual Report | 43

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. MORTGAGE DOLLAR ROLLS

The Fund may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may earn


                              44 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. MORTGAGE DOLLAR ROLLS (CONTINUED)

interest on the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                             Semiannual Report | 45

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             46 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                               SIX MONTHS ENDED                 YEAR ENDED
                                               OCTOBER 31, 2008               APRIL 30, 2008
                                         ---------------------------   ---------------------------
                                            SHARES        AMOUNT          SHARES         AMOUNT
                                         -----------   -------------   -----------   -------------
CLASS A SHARES:
   Shares sold .......................    40,229,633   $ 391,944,435    91,217,409   $ 936,036,841
   Shares issued in reinvestment
      of distributions ...............     5,008,434      49,245,182     8,915,352      91,352,929
   Shares redeemed ...................   (36,762,281)   (345,801,479)  (38,572,698)   (394,859,441)
                                         -----------    ------------   -----------    ------------
   Net increase (decrease) ...........     8,475,786   $  95,388,138    61,560,063   $ 632,530,329
                                         ===========    ============   ===========    ============
CLASS B SHARES:
   Shares sold .......................     1,907,170   $  18,572,752     2,874,628   $  29,428,423
   Shares issued in reinvestment
      of distributions ...............       195,088       1,928,890       408,776       4,208,385
   Shares redeemed ...................    (2,741,164)    (25,815,366)   (2,980,058)    (30,587,985)
                                         -----------    ------------   -----------    ------------
   Net increase (decrease) ...........      (638,906)  $  (5,313,724)      303,346   $   3,048,823
                                         ===========    ============   ===========    ============
CLASS C SHARES:
   Shares sold .......................    19,154,256   $ 186,972,696    37,244,007   $ 381,547,354
   Shares issued in reinvestment
      of distributions ...............     1,544,413      15,179,672     2,345,925      24,029,491
   Shares redeemed ...................   (13,542,043)   (126,946,217)   (9,929,608)   (101,536,388)
                                         -----------    ------------   -----------    ------------
   Net increase (decrease) ...........     7,156,626   $  75,206,151    29,660,324   $ 304,040,457
                                         ===========    ============   ===========    ============
CLASS R SHARES:
   Shares sold .......................     2,811,607   $  27,140,093     6,278,677   $  64,256,553
   Shares issued in reinvestment
      of distributions ...............       306,498       3,005,385       505,060       5,161,628
   Shares redeemed ...................    (1,890,196)    (17,643,966)   (2,511,917)    (25,632,743)
                                         -----------    ------------   -----------    ------------
   Net increase (decrease) ...........     1,227,909   $  12,501,512     4,271,820   $  43,785,438
                                         ===========    ============   ===========    ============
ADVISOR CLASS SHARES:
   Shares sold .......................     2,802,694   $  27,298,100     5,446,481   $  56,078,457
   Shares issued in reinvestment
      of distributions ...............       316,487       3,109,558       515,703       5,286,545
   Shares redeemed ...................    (1,035,082)     (9,779,495)   (1,497,484)    (15,355,613)
                                         -----------    ------------   -----------    ------------
   Net increase (decrease) ...........     2,084,099   $  20,628,163     4,464,700   $  46,009,389
                                         ===========    ============   ===========    ============


                             Semiannual Report | 47

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

3.   TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
      0.625%          Up to and including $100 million
      0.500%          Over $100 million, up to and including $250 million
      0.450%          Over $250 million, up to and including $7.5 billion
      0.440%          Over $7.5 billion, up to and including $10 billion
      0.430%          Over $10 billion, up to and including $12.5 billion
      0.420%          Over $12.5 billion, up to and including $15 billion
      0.400%          Over $15 billion, up to and including $17.5 billion
      0.380%          Over $17.5 billion, up to and including $20 billion
      0.360%          Over $20 billion, up to and including $35 billion
      0.355%          Over $35 billion, up to and including $50 billion
      0.350%          In excess of $50 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                              48 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...........   0.25%
Class B ...........   0.65%
Class C ...........   0.65%
Class R ...........   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ...............................................   $678,490
Contingent deferred sales charges retained ......................   $310,097

E. TRANSFER AGENT FEES

For the period ended October 31, 2008, the Fund paid transfer agent fees of $2,213,591, of which $1,349,344 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended October 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2008, the Fund had tax basis capital losses of $10,888,827 expiring in 2011.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2008, the Fund deferred realized capital losses of $1,404,408.


                             Semiannual Report | 49

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

5. INCOME TAXES (CONTINUED)

At October 31, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $3,189,647,961
                                                ==============
Unrealized appreciation .....................   $   13,287,753
Unrealized depreciation .....................     (593,573,708)
                                                --------------
Net unrealized appreciation (depreciation) ..   $ (580,285,955)
                                                ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar roll, paydown losses, payments-in-kind, bond discounts and premiums and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar roll, paydown losses, bond discounts and premiums and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2008, aggregated $861,624,481 and $738,215,204, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At October 31, 2008, the Fund had the following forward exchange contracts outstanding:

                                    CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
                                    AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
                                   ----------   ----------   ------------   ------------
CONTRACTS TO BUY
 7,625,100 Swiss Franc .........    7,000,000     1/22/09        $--        $  (412,414)
38,991,000 Euro ................   52,777,200     3/04/09         --         (3,202,868)
26,980,000 Euro ................   36,014,899     3/16/09         --         (1,717,803)


                              50 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                             CONTRACT          SETTLEMENT    UNREALIZED     UNREALIZED
                                            AMOUNT(a)             DATE      APPRECIATION   DEPRECIATION
                                         ---------------       ----------   ------------   ------------
CONTRACTS TO BUY (CONTINUED)
    11,050,000   Euro ................        14,904,240         4/23/09     $        --   $  (865,323)
     9,550,000   Euro ................        13,847,978         5/29/09              --    (1,715,657)
    12,300,000   Euro ................        17,283,960         6/03/09              --    (1,657,993)
     5,000,000   U.S. Dollar .........         3,251,356 EUR     7/10/09         869,375            --
    48,366,965   Russian Ruble .......         2,908,311 NZD     9/15/09              --      (139,115)
    20,000,000   U.S. Dollar .........        14,359,254 EUR     9/17/09       1,743,897            --
   102,616,000   Chinese Yuan
                    Renminbi .........        14,958,601         9/23/09              --      (315,454)
    85,937,019   Russian Ruble .......         4,088,221 AUD     9/24/09          11,713            --
   132,105,686   Russian Ruble .......         6,349,870 AUD     9/28/09              --       (25,399)
32,917,966,021   Viet Nam Dong .......         2,673,084 AUD    10/07/09              --       (25,117)
    10,867,913   Chinese Yuan
                    Renminbi .........         2,348,144 AUD    10/13/09          20,753            --
    11,141,998   Chinese Yuan
                    Renminbi .........         2,365,951 AUD    10/19/09          48,551            --
    19,992,188   Chinese Yuan
                    Renminbi .........         2,890,297        10/23/09              --       (39,816)
    33,924,068   Chinese Yuan
                    Renminbi .........         4,878,259        10/26/09              --       (41,775)
    20,270,115   Chinese Yuan
                    Renminbi .........         2,893,664        10/27/09              --        (3,876)
    23,100,000   Swiss Franc .........        15,594,937 EUR    10/27/09         208,190            --
CONTRACTS TO SELL
    44,379,630   Mexican Peso ........       499,350,721 KZT     1/16/09         691,009            --
    73,468,367   Mexican Peso ........       255,905,014 INR     1/27/09              --      (438,264)
27,622,500,000   South Korean Won ....        31,831,225 CHF     2/13/09       5,754,369            --
    63,268,687   Mexican Peso ........         5,622,884         2/27/09         851,709            --
    59,280,000   Euro ................        88,755,794         3/04/09      13,385,415            --
     9,880,000   Euro ................     1,503,587,800 JPY     3/05/09       2,794,643            --
     9,880,000   Euro ................     1,519,524,240 JPY     3/09/09       2,961,151            --
    29,200,000   Euro ................        44,548,980         3/16/09       7,429,811            --
     9,600,000   Euro ................     1,485,984,000 JPY     4/06/09       3,000,167            --
   169,061,600   Mexican Peso ........        15,313,551         4/07/09       2,668,730            --
     2,848,160   U.S. Dollar .........       358,198,842 KZT     4/17/09              --        (6,936)
    13,820,000   Euro ................        21,615,586         4/23/09       4,057,411            --
     4,400,000   Euro ................       696,850,000 JPY     4/23/09       1,543,711            --
 9,915,000,000   South Korean Won ....        10,036,146 CHF     4/24/09         834,881            --
    22,688,628   Mexican Peso ........        88,338,174 INR     5/15/09          86,676            --
    24,100,000   Euro ................        37,073,512         5/29/09       6,456,871            --
10,370,000,000   South Korean Won ....        10,454,683 CHF     6/02/09         823,210            --
     8,115,000   British Pound
                    Sterling .........        50,201,013 MYR     6/03/09       1,263,623            --


                             Semiannual Report | 51

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                             CONTRACT          SETTLEMENT    UNREALIZED     UNREALIZED
                                            AMOUNT(a)             DATE      APPRECIATION   DEPRECIATION
                                         ---------------       ----------   ------------   ------------
CONTRACTS TO SELL (CONTINUED)
    32,340,000   Euro ................        66,445,764 SGD     6/03/09     $ 4,095,254   $        --
    24,100,000   Euro ................        36,719,965         6/03/09       6,103,234            --
 4,042,731,000   South Korean Won ....         4,026,223 CHF     6/11/09         276,883            --
     2,090,331   Euro ................        10,431,379 MYR     6/12/09         299,579            --
    95,141,931   Mexican Peso ........     4,303,650,105 CLP     6/12/09              --      (704,743)
    13,542,000   Euro ................        20,710,912         6/15/09       3,506,981            --
     2,741,568   Euro ................        13,615,995 MYR     6/15/09         374,877            --
     5,434,859   Euro ................        26,902,552 MYR     6/16/09         718,041            --
   997,100,000   South Korean Won ....           994,266 CHF     6/18/09          69,135            --
    85,260,441   Mexican Peso ........       187,895,953 RUB     7/01/09              --      (333,466)
 5,145,000,000   South Korean Won ....         5,216,995 CHF     7/09/09         428,208            --
 1,521,000,000   South Korean Won ....         1,531,876 CHF     7/24/09         116,835            --
    30,299,970   New Zealand Dollar ..   204,079,388,412 IDR     8/04/09         231,034            --
     5,846,578   New Zealand Dollar ..        98,105,572 RUB     8/12/09              --      (250,760)
     5,487,492   New Zealand Dollar ..    66,500,169,499 VND     8/14/09         467,614            --
     5,808,327   New Zealand Dollar ..        97,208,161 RUB     8/14/09              --      (257,216)
 5,415,120,000   South Korean Won ....         5,385,446 CHF     8/28/09         353,390            --
     6,770,000   Euro ................        13,690,294 SGD     9/02/09         738,052            --
     6,090,000   Euro ................        29,842,218 MYR     9/03/09         735,748            --
    35,638,464   Mexican Peso ........        85,218,696 RUB     9/17/09          60,590            --
Unrealized appreciation (depreciation) on offsetting forward
   exchange contracts ...................................................        312,165      (419,643)
                                                                             -----------   -----------
   Unrealized appreciation (depreciation) on forward
      exchange contracts ................................................     76,393,486   (12,573,638)
                                                                             -----------   -----------
      Net unrealized appreciation (depreciation) on forward
         exchange contracts .............................................    $63,819,848
                                                                             ===========

(a)  In U.S. dollars unless otherwise indicated.

CURRENCY ABBREVIATIONS

AUD - Australian Dollar
CHF - Swiss Franc
CLP - Chilean Peso
EUR - Euro
IDR - Indonesian Rupiah
INR - Indian Rupee
JPY - Japanese Yen
KZT - Kazakhstani Tenge
MYR - Malaysian Ringgit
NZD - New Zealand Dollar
RUB - Russian Ruble
SGD - Singapore Dollar
VND - Viet Nam Dong


                              52 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 38.5% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2008, the value of this security was $2,160,000, representing 0.08% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

                                                                 ACQUISITION
SHARES                          ISSUER                               DATE         COST    VALUE
------    ----------------------------------------------------   ------------   -------   -----
516,372   Cambridge Industries Liquidating Trust Interest ....      1/09/02     $    --    $--
 64,666   VS Holdings Inc. ...................................     12/06/01      64,666     --
                                                                                           ---
          TOTAL RESTRICTED SECURITIES (0.0.% of Net Assets) ..                             $--
                                                                                           ===

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.


                             Semiannual Report | 53

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

11. UNFUNDED LOAN COMMITMENTS (CONTINUED)

At October 31, 2008, unfunded commitments were as follows:

                                                              UNFUNDED
BORROWER                                                    COMMITMENTS
--------                                                    -----------
Bausch & Lomb Inc., Delayed Draw Term Loan ..............    $  119,179
Community Health Systems, Inc., Delayed Draw Term Loan ..     1,008,724
                                                             ----------
                                                             $1,127,903
                                                             ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

12. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on May 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             54 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

12. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of October 31, 2008, in valuing the Fund's assets and liabilities carried at fair value:

                                       LEVEL 1         LEVEL 2      LEVEL 3        TOTAL
                                    ------------   --------------   -------   --------------
ASSETS:
   Investments in Securities        $151,160,808   $2,458,201,198     $--     $2,609,362,006
   Other Financial Instruments(a)             --       76,393,486      --         76,393,486
LIABILITIES:
   Other Financial Instruments(a)             --       12,751,440      --         12,751,440

(a) Other financial instruments may include net unrealized appreciation (depreciation) of futures, forward exchange contracts, swaps, and unfunded loan commitments.

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             Semiannual Report | 55

Franklin Strategic Series

SHAREHOLDER INFORMATION

FRANKLIN STRATEGIC INCOME FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             56 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund5
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS (R) LOGO)   One Franklin Parkway
                                            San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

194 S2008 12/08





FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                  Six Months Ended                       Year Ended April 30,
                                                  October 31, 2008   -----------------------------------------------------------
CLASS A                                              (unaudited)       2008         2007         2006         2005         2004
-------                                           ----------------   -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                  $ 14.16        $ 13.36      $ 11.46      $  7.94      $  7.63      $  5.92
                                                      -------        -------      -------      -------      -------      -------
Income from investment operations(a):
   Net investment income (loss)(b)                      (0.02)         (0.03)       (0.11)       (0.04)          --(c)        --(c)
   Net realized and unrealized gains (losses)           (5.04)          0.83         2.01         3.66         0.33         1.71
                                                      -------        -------      -------      -------      -------      -------
Total from investment operations                        (5.06)          0.80         1.90         3.62         0.33         1.71
                                                      -------        -------      -------      -------      -------      -------
Less distributions from net investment income              --             --           --        (0.10)       (0.02)          --
                                                      -------        -------      -------      -------      -------      -------
Redemption fees(d)                                         --(c)          --(c)        --(c)        --(c)        --(c)        --
                                                      -------        -------      -------      -------      -------      -------
Net asset value, end of period                        $  9.10        $ 14.16      $ 13.36      $ 11.46      $  7.94      $  7.63
                                                      -------        -------      -------      -------      -------      -------
Total return(e)                                        (35.73)%         5.99%       16.58%       45.70%        4.32%       28.89%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses                                                 1.35%(g)       1.25%(g)     1.42%(g)     1.40%(g)     1.47%(g)     1.47%
Net investment income (loss)                            (0.31)%        (0.18)%      (0.96)%      (0.40)%       0.04%       (0.03)%
SUPPLEMENTAL DATA
Net assets, end of period (000's)                     $45,785        $84,103      $74,026      $69,746      $49,926      $59,702
Portfolio turnover rate                                 16.56%         71.74%      121.15%      149.34%      171.40%      137.83%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

                                                  Six Months Ended                       Year Ended April 30,
                                                  October 31, 2008   -----------------------------------------------------------
CLASS B                                              (unaudited)       2008         2007         2006         2005         2004
-------                                           ----------------   -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                  $ 13.33         $12.66      $ 10.94      $  7.59      $  7.33      $  5.73
                                                      -------         ------      -------      -------      -------      -------
Income from investment operations(a):
   Net investment income (loss)(b)                      (0.06)         (0.13)       (0.19)       (0.11)       (0.05)       (0.05)
   Net realized and unrealized gains (losses)           (4.75)          0.80         1.91         3.48         0.31         1.65
                                                      -------         ------      -------      -------      -------      -------
Total from investment operations                        (4.81)          0.67         1.72         3.37         0.26         1.60
                                                      -------         ------      -------      -------      -------      -------
Less distributions from net investment income              --             --           --        (0.02)          --           --
                                                      -------         ------      -------      -------      -------      -------
Redemption fees(c)                                         --(d)          --(d)        --(d)        --(d)        --(d)        --
                                                      -------         ------      -------      -------      -------      -------
Net asset value, end of period                        $  8.52         $13.33      $ 12.66      $ 10.94      $  7.59      $  7.33
                                                      -------         ------      -------      -------      -------      -------
Total return(e)                                        (36.08)%         5.21%       15.71%       44.57%        3.69%       27.75%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses                                                 2.10%(g)       2.00%(g)     2.16%(g)     2.14%(g)     2.21%(g)     2.22%
Net investment income (loss)                            (1.06)%        (0.93)%      (1.70)%      (1.14)%      (0.70)%      (0.78)%
SUPPLEMENTAL DATA
Net assets, end of period (000's)                     $ 1,321         $3,522      $ 3,636      $ 3,517      $ 2,663      $ 3,170
Portfolio turnover rate                                 16.56%         71.74%      121.15%      149.34%      171.40%      137.83%

   The accompanying notes are an integral part of these financial statements.

                                Semiannual Report

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

                                                  Six Months Ended                       Year Ended April 30,
                                                  October 31, 2008   -----------------------------------------------------------
CLASS C                                              (unaudited)       2008         2007         2006         2005         2004
-------                                           ----------------   -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                  $ 13.34        $ 12.67      $ 10.96      $  7.60      $  7.34      $  5.74
                                                      -------        -------      -------      -------      -------      -------
Income from investment operations(a):
   Net investment income (loss)(b)                      (0.06)         (0.13)       (0.19)       (0.11)       (0.05)       (0.05)
   Net realized and unrealized gains (losses)           (4.74)          0.80         1.90         3.50         0.31         1.65
                                                      -------        -------      -------      -------      -------      -------
Total from investment operations                        (4.80)          0.67         1.71         3.39         0.26         1.60
                                                      -------        -------      -------      -------      -------      -------
Less distributions from net investment income              --             --           --        (0.03)          --           --
                                                      -------        -------      -------      -------      -------      -------
Redemption fees(c)                                         --(d)          --(d)        --(d)        --(d)        --(d)        --
                                                      -------        -------      -------      -------      -------      -------
Net asset value, end of period                        $  8.54        $ 13.34      $ 12.67      $ 10.96      $  7.60      $  7.34
                                                      -------        -------      -------      -------      -------      -------
Total return(e)                                        (35.98)%         5.21%       15.69%       44.61%        3.54%       27.87%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses                                                 2.06%(g)       2.00%(g)     2.17%(g)     2.15%(g)     2.22%(g)     2.22%
Net investment income (loss)                            (1.02)%        (0.93)%      (1.71)%      (1.15)%      (0.71)%      (0.78)%
SUPPLEMENTAL DATA
Net assets, end of period (000's)                     $ 8,938        $18,905      $13,572      $10,287      $ 7,054      $ 8,633
Portfolio turnover rate                                 16.56%         71.74%      121.15%      149.34%      171.40%      137.83%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

Franklin Strategic Series
Franklin Global Communications Fund
STATEMENT OF INVESTMENTS, OCTOBER 31, 2008 (UNAUDITED)

                                                                   SHARES/
                                                     COUNTRY       WARRANTS      VALUE
                                                  -------------   ---------   -----------
       COMMON STOCKS AND WARRANTS 94.4%
       AEROSPACE & DEFENSE 0.6%
   (a) Orbital Sciences Corp.                     United States      17,000   $   348,330
                                                                              -----------
       COMMUNICATIONS EQUIPMENT 18.9%
   (a) Cisco Systems Inc.                         United States      80,800     1,435,816
(a, b) Dilithium Networks Inc., wts., 3/20/09     United States       4,126            --
   (a) F5 Networks Inc.                           United States      28,900       717,298
       Harris Corp.                               United States      35,100     1,261,845
   (a) Infinera Corp.                             United States      64,600       502,588
       Nokia Corp., ADR                              Finland        108,000     1,639,440
       QUALCOMM Inc.                              United States      65,500     2,506,030
   (a) Research In Motion Ltd.                       Canada          17,300       872,439
   (a) Riverbed Technology Inc.                   United States      57,700       722,981
   (a) Tandberg ASA                                  Norway          53,500       658,099
       Telefonaktiebolaget LM Ericsson, B, ADR       Sweden          42,200       298,354
                                                                              -----------
                                                                               10,614,890
                                                                              -----------
       COMPUTERS & PERIPHERALS 4.7%
   (a) Apple Inc.                                 United States      24,600     2,646,714
                                                                              -----------
       DIVERSIFIED TELECOMMUNICATION
          SERVICES 4.9%
       AT&T Inc.                                  United States      65,582     1,755,630
       Telenor ASA                                   Norway          63,200       374,626
       Telus Corp.                                   Canada          12,000       391,200
   (a) tw telecom Inc., A                         United States      29,500       208,860
                                                                              -----------
                                                                                2,730,316
                                                                              -----------
       ELECTRONIC EQUIPMENT, INSTRUMENTS &
          COMPONENTS 4.9%
   (a) Dolby Laboratories Inc., A                 United States      11,300       356,741
   (a) FLIR Systems Inc.                          United States      73,800     2,368,980
                                                                              -----------
                                                                                2,725,721
                                                                              -----------
       INTERNET & CATALOG RETAIL 0.5%
   (a) Amazon.com Inc.                            United States       5,500       314,820
                                                                              -----------
       INTERNET SOFTWARE & SERVICES 6.7%
   (a) Baidu.com Inc., ADR                            China           3,100       638,600
   (a) Equinix Inc.                               United States      14,700       917,574
   (a) Google Inc., A                             United States       4,700     1,688,992
   (a) MercadoLibre Inc.                            Argentina        14,300       195,481
   (a) Omniture Inc.                              United States      26,200       301,300
                                                                              -----------
                                                                                3,741,947
                                                                              -----------
       MEDIA 3.5%
       News Corp., A                              United States      74,900       796,936
   (a) Outdoor Channel Holdings Inc.              United States      57,500       460,000
       The Walt Disney Co.                        United States      26,530       687,127
                                                                              -----------
                                                                                1,944,063
                                                                              -----------
       SEMICONDUCTORS & SEMICONDUCTOR
          EQUIPMENT 4.7%
   (a) FormFactor Inc.                            United States      46,300       806,546
       Maxim Integrated Products Inc.             United States      60,100       817,360
   (a) Microsemi Corp.                            United States      31,900       693,506
   (a) Microtune Inc.                             United States     138,300       345,750
                                                                              -----------
                                                                                2,663,162
                                                                              -----------
       SOFTWARE 6.2%
   (a) Activision Blizzard Inc.                   United States     131,800     1,642,228
   (a) Adobe Systems Inc.                         United States      33,800       900,432
       Nintendo Co. Ltd.                              Japan           1,800       578,443

   (a) UbiSoft Entertainment SA                      France           6,400       335,881
                                                                              -----------
                                                                                3,456,984
                                                                              -----------
       WIRELESS TELECOMMUNICATION
          SERVICES 38.8%
       America Movil SAB de CV, L, ADR               Mexico          58,200   $ 1,800,708
   (a) American Tower Corp., A                    United States      73,935     2,388,840
   (a) Bharti Airtel Ltd.                             India          26,405       352,148
       Cellcom Israel Ltd.                           Israel          15,700       462,522
   (a) Centennial Communications Corp., A         United States     245,600       874,336
       China Mobile (Hong Kong) Ltd., ADR             China          12,600       553,014
   (a) Crown Castle International Corp.           United States      76,638     1,622,427
   (a) Leap Wireless International Inc.           United States      41,500     1,163,660
   (a) MetroPCS Communications Inc.               United States     172,900     2,375,646
   (a) NII Holdings Inc.                          United States      98,400     2,534,784
       Rogers Communications Inc., B                 Canada          91,900     2,659,923
   (a) SBA Communications Corp.                   United States     130,400     2,737,096
       Sprint Nextel Corp.                        United States     465,100     1,455,763
       Taiwan Mobile Co. Ltd.                        Taiwan         556,294       770,733
                                                                              -----------
                                                                               21,751,600
                                                                              -----------
       TOTAL COMMON STOCKS AND WARRANTS
          (COST $65,459,627)                                                   52,938,547
                                                                              -----------
       PREFERRED STOCKS 0.5%
       COMMUNICATIONS EQUIPMENT 0.5%
(a, b) Dilithium Networks Inc., depository
          receipt, D, pfd., 144A, PIPES           United States     124,248       289,498
(a, b) Dilithium Networks Inc.,
          pfd., D, 11.00%, 3/20/09                United States       4,807         4,807
                                                                              -----------
       TOTAL PREFERRED STOCKS (COST $294,307)                                     294,305
                                                                              -----------
       TOTAL INVESTMENTS BEFORE SHORT TERM
          INVESTMENTS (COST $65,753,934)                                       53,232,852
                                                                              -----------
       SHORT TERM INVESTMENTS
          (COST $4,344,943) 7.8%
       MONEY MARKET FUNDS 7.8%
   (c) Franklin Institutional Fiduciary Trust
          Money Market Portfolio, 1.56%           United States   4,344,943     4,344,943
                                                                              -----------
       TOTAL INVESTMENTS
          (COST $70,098,877) 102.7%                                            57,577,795
       OTHER ASSETS, LESS LIABILITIES (2.7)%                                   (1,533,634)
                                                                              -----------
       NET ASSETS 100.0%                                                      $56,044,161
                                                                              ===========

SELECTED PORTFOLIO ABBREVIATIONS

ADR   American Depository Receipt

PIPES Private Investment in Public Equity Security

(a)  Non-income producing for the twelve months ended October 31, 2008.

(b)  See Note 8 regarding restricted and illiquid securities.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS
FRANKLIN GLOBAL HEALTH CARE FUND

                                                  Six Months Ended                         Year Ended April 30,
                                                  October 31, 2008   ---------------------------------------------------------------
CLASS A                                              (unaudited)       2008         2007          2006          2005          2004
-------                                           ----------------   --------     --------      --------      -------      ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                 $ 24.05         $  25.92     $  23.31      $  20.36      $ 19.86      $ 15.53
                                                     -------         --------     --------      --------      -------      -------
Income from investment operations(a):
   Net investment income (loss)(b)                      0.11            (0.01)          --(c)       0.12        (0.08)       (0.10)
   Net realized and unrealized gains (losses)          (4.41)           (1.84)        2.74          2.83         0.58         4.43
                                                     -------         --------     --------      --------      -------      -------
Total from investment operations                       (4.30)           (1.85)        2.74          2.95         0.50         4.33
                                                     -------         --------     --------      --------      -------      -------
Less distributions from net investment income             --            (0.02)       (0.13)           --           --           --
                                                     -------         --------     --------      --------      -------      -------
Redemption fees(d)                                        --(c)            --(c)        --(c)         --(c)        --(c)        --
                                                     -------         --------     --------      --------      -------      -------
Net asset value, end of period                       $ 19.75         $  24.05     $  25.92      $  23.31      $ 20.36       $19.86
                                                     -------         --------     --------      --------      -------      -------
Total return(e)                                       (17.84)%          (7.10)%      11.80%        14.44%        2.52%       27.88%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before expense reduction                       1.26%            1.19%        1.27%         1.26%        1.32%        1.36%
Expenses net of expense reduction                       1.26%(g)         1.18%        1.27%(g)      1.26%(g)     1.32%(g)     1.36%
Net investment income (loss)                            0.88%           (0.04)%         --%(h)      0.55%       (0.42)%      (0.52)%
SUPPLEMENTAL DATA
Net assets, end of period (000's)                    $76,050         $105,474     $108,756      $106,293      $86,934      $91,314
Portfolio turnover rate                                 4.68%           39.32%       29.33%        39.75%       77.50%       82.63%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  Rounds to less than 0.01%.

                                                  Six Months Ended                         Year Ended April 30,
                                                  October 31, 2008   -------------------------------------------------------------
CLASS B                                              (unaudited)       2008         2007          2006          2005         2004
-------                                           ----------------   --------     --------      --------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                 $ 22.59           $24.50      $ 22.08       $ 19.44      $ 19.10      $ 15.04
                                                     -------           ------      -------       -------      -------      -------
Income from investment operations(a):
   Net investment income (loss)(b)                      0.01            (0.20)       (0.17)        (0.04)       (0.22)       (0.23)
   Net realized and unrealized gains (losses)          (4.12)           (1.71)        2.59          2.68         0.56         4.29
                                                     -------           ------      -------       -------      -------      -------
Total from investment operations                       (4.11)           (1.91)        2.42          2.64         0.34         4.06
                                                     -------           ------      -------       -------      -------      -------
Redemption fees(c)                                        --(d)            --(d)        --(d)         --(d)        --(d)        --
                                                     -------           ------      -------       -------      -------      -------
Net asset value, end of period                       $ 18.48           $22.59      $ 24.50       $ 22.08      $ 19.44      $ 19.10
                                                     -------           ------      -------       -------      -------      -------
Total return(e)                                       (18.15)%          (7.80)%      10.96%        13.58%        1.78%       26.91%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before expense reduction                       2.01%            1.94%        2.01%         2.00%        2.06%        2.11%
Expenses net of expense reduction                       2.01%(g)         1.93%        2.01%(g)      2.00%(g)     2.06%(g)     2.11%
Net investment income (loss)                            0.13%           (0.79)%      (0.74)%       (0.19)%      (1.16)%      (1.27)%
SUPPLEMENTAL DATA
Net assets, end of period (000's)                    $ 5,881           $9,213      $11,367       $14,233      $12,060      $13,054
Portfolio turnover rate                                 4.68%           39.32%       29.33%        39.75%       77.50%       82.63%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

                                                  Six Months Ended                         Year Ended April 30,
                                                  October 31, 2008   -------------------------------------------------------------
CLASS C                                              (unaudited)       2008         2007          2006          2005         2004
-------                                           ----------------   --------     --------      --------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                 $ 22.37          $ 24.26      $ 21.87       $ 19.24      $ 18.92      $ 14.90
                                                     -------          -------      -------       -------      -------      -------
Income from investment operations(a):
   Net investment income (loss)(b)                      0.01            (0.19)       (0.17)        (0.04)       (0.22)       (0.22)
   Net realized and unrealized gains (losses)          (4.08)           (1.70)        2.56          2.67         0.54         4.24
                                                     -------          -------      -------       -------      -------      -------
Total from investment operations                       (4.07)           (1.89)        2.39          2.63         0.32         4.02
                                                     -------          -------      -------       -------      -------      -------
Redemption fees(c)                                        --(d)            --(d)        --(d)         --(d)        --(d)        --
                                                     -------          -------      -------       -------      -------      -------
Net asset value, end of period                       $ 18.30          $ 22.37      $ 24.26       $ 21.87      $ 19.24      $ 18.92
                                                     -------          -------      -------       -------      -------      -------
Total return(e)                                       (18.19)%          (7.79)%      10.93%        13.67%        1.69%       26.98%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before expense reduction                       2.00%            1.94%        2.01%         2.01%        2.07%        2.11%
Expenses net of expense reduction                       2.00%(g)         1.93%        2.01%(g)      2.01%(g)     2.07%(g)     2.11%
Net investment income (loss)                            0.14%           (0.79)%      (0.74)%       (0.20)%      (1.17)%      (1.27)%
SUPPLEMENTAL DATA
Net assets, end of period (000's)                    $20,146          $28,206      $27,560       $29,083      $22,021      $23,850
Portfolio turnover rate                                 4.68%           39.32%       29.33%        39.75%       77.50%       82.63%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

Franklin Strategic Series
Franklin Global Health Care Fund
STATEMENT OF INVESTMENTS, OCTOBER 31, 2008 (UNAUDITED)

                                                                    SHARES/
                                                      COUNTRY       WARRANTS       VALUE
                                                  --------------   ---------   ------------
       COMMON STOCKS AND WARRANTS 97.5%
       BIOTECHNOLOGY 12.4%
   (a) Amgen Inc.                                  United States      21,900   $  1,311,591
   (a) Celgene Corp.                               United States      44,800      2,878,848
   (a) Cephalon Inc.                               United States      15,900      1,140,348
(a, b) CytRx Corp., 144A                           United States      82,000         37,827
   (a) Genzyme Corp.                               United States      49,500      3,607,560
   (a) Gilead Sciences Inc.                        United States      69,600      3,191,160
   (a) Myriad Genetics Inc.                        United States       7,100        447,939
(a, b) RXi Pharmaceuticals Corp., 144A             United States       4,091         37,633
                                                                               ------------
                                                                                 12,652,906
                                                                               ------------
       ELECTRICAL EQUIPMENT 0.3%
   (a) Polypore International Inc.                 United States      32,800        279,784
                                                                               ------------
       FOOD & STAPLES RETAILING 2.3%
       CVS Caremark Corp.                          United States      76,700      2,350,855
                                                                               ------------
       HEALTH CARE EQUIPMENT & SUPPLIES 18.4%
       Baxter International Inc.                   United States      49,300      2,982,157
       C. R. Bard Inc.                             United States      18,100      1,597,325
       DENTSPLY International Inc.                 United States      35,800      1,087,604
   (a) Hologic Inc.                                United States      36,088        441,717
       Medtronic Inc.                              United States     121,000      4,879,930
       Mindray Medical International Ltd., ADR         China          18,200        392,392
       Smith & Nephew PLC, ADR                    United Kingdom      42,900      1,980,693
   (a) St. Jude Medical Inc.                       United States      33,900      1,289,217
       Stryker Corp.                               United States      43,900      2,346,894
   (a) Zimmer Holdings Inc.                        United States      38,700      1,796,841
                                                                               ------------
                                                                                 18,794,770
                                                                               ------------
       HEALTH CARE PROVIDERS & SERVICES 16.7%
       Aetna Inc.                                  United States      49,000      1,218,630
   (a) Amedisys Inc.                               United States      23,734      1,338,835
   (a) DaVita Inc.                                 United States      41,200      2,338,100
       Diagnosticos DA America SA                     Brazil          64,200        744,580
       Ensign Group Inc.                           United States      44,100        722,799
   (a) Express Scripts Inc.                        United States      36,600      2,218,326
   (a) Henry Schein Inc.                           United States      28,300      1,324,723
   (a) Laboratory Corp. of America Holdings        United States      28,300      1,740,167
   (a) Medco Health Solutions Inc.                 United States      54,800      2,079,660
   (a) MWI Veterinary Supply Inc.                  United States      26,900        931,547
   (a) Skilled Healthcare Group Inc.               United States      51,700        634,876
   (a) Triple-S Management Corp., B                United States      55,000        561,550
   (a) WellPoint Inc.                              United States      29,400      1,142,778
                                                                               ------------
                                                                                 16,996,571
                                                                               ------------
       HEALTH CARE TECHNOLOGY 3.6%
       Allscripts-Misys Healthcare Solutions       United States     121,000        786,500
          Inc.
   (a) Cerner Corp.                                United States      44,500      1,656,735
   (a) MedAssets Inc.                              United States      42,200        608,946
   (a) Phase Forward Inc.                          United States      40,300        575,081
                                                                               ------------
                                                                                  3,627,262
                                                                               ------------
       INSURANCE 1.1%
   (b) Amil Participacoes SA, 144A                    Brazil         190,000        877,923
   (b) Sul America SA, 144A                           Brazil          40,000        295,721
                                                                               ------------
                                                                                  1,173,644
                                                                               ------------
       LIFE SCIENCES TOOLS & SERVICES 6.5%
   (a) Covance Inc.                                United States      17,200        860,000
       Pharmaceutical Product Development Inc.     United States      63,400      1,964,132
   (a) Thermo Fisher Scientific Inc.               United States      64,168      2,605,221

   (a) Waters Corp.                                United States      27,300   $  1,195,740
                                                                               ------------
                                                                                  6,625,093
                                                                               ------------
       PHARMACEUTICALS 36.2%
       Abbott Laboratories                         United States      52,600      2,900,890
       Allergan Inc.                               United States      22,780        903,683
       Bayer AG, Br.                                  Germany         44,400      2,496,012
       Johnson & Johnson                           United States      88,000      5,397,920
(a, b) MacroChem Corp., wts., PIPES, 144A,         United States      75,000             --
          2/01/49
       Merck & Co. Inc.                            United States     122,100      3,778,995
       Merck KGaA                                     Germany         30,500      2,706,039
       Novartis AG                                  Switzerland       58,600      2,951,988
       Roche Holding AG                             Switzerland       29,000      4,422,669
       Schering-Plough Corp.                       United States     346,400      5,019,336
       Shire PLC, ADR                             United Kingdom      28,800      1,136,160
       Teva Pharmaceutical Industries Ltd., ADR       Israel          78,800      3,378,944
       Wyeth                                       United States      57,800      1,860,004
                                                                               ------------
                                                                                 36,952,640
                                                                               ------------
       TOTAL COMMON STOCKS AND WARRANTS (COST
          $100,103,861)                                                          99,453,525
                                                                               ------------
       SHORT TERM INVESTMENTS (COST $2,885,662)
          2.8%
       MONEY MARKET FUNDS 2.8%
   (c) Franklin Institutional Fiduciary Trust
          Money Market Portfolio, 1.56%            United States   2,885,662      2,885,662
                                                                               ------------
       TOTAL INVESTMENTS (COST $102,989,523)
          100.3%                                                                102,339,187
       OTHER ASSETS, LESS LIABILITIES (0.3)%                                       (262,251)
                                                                               ------------
       NET ASSETS 100.0%                                                       $102,076,936
                                                                               ============

SELECTED PORTFOLIO ABBREVIATIONS

ADR     American Depository Receipt

PIPES   Private Investment in Public Equity Security

(a)  Non-income producing for the twelve months ended October 31, 2008.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2008, the aggregate value of these securities was $1,249,104, representing 1.22% of net assets.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS
FRANKLIN TECHNOLOGY FUND

                                                  Six Months Ended                     Year Ended April 30,
                                                  October 31, 2008   -------------------------------------------------------
CLASS A                                              (unaudited)       2008        2007        2006        2005        2004
-------                                           ----------------   -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                 $  5.83         $  5.83     $  5.69     $  4.34     $  4.25     $  3.19
                                                     -------         -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income (loss)(b)                     (0.03)          (0.06)      (0.05)      (0.06)      (0.05)      (0.05)
   Net realized and unrealized gains (losses)          (1.58)           0.06        0.19        1.41        0.14        1.11
                                                     -------         -------     -------     -------     -------     -------
Total from investment operations                       (1.61)             --        0.14        1.35        0.09        1.06
                                                     -------         -------     -------     -------     -------     -------
Redemption fees(c)                                        --(d)           --(d)       --(d)       --(d)       --(d)       --
                                                     -------         -------     -------     -------     -------     -------
Net asset value, end of period                       $  4.22         $  5.83     $  5.83     $  5.69     $  4.34     $  4.25
                                                     -------         -------     -------     -------     -------     -------
Total return(e)                                       (27.62)%            --%       2.46%      31.11%       2.12%      33.23%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses                                                1.63%(g)        1.59%(g)    1.83%(g)    1.74%(g)    1.73%(g)    1.72%
Net investment income (loss)                           (1.01)%         (1.00)%     (1.03)%     (1.27)%     (1.02)%     (1.48)%
SUPPLEMENTAL DATA
Net assets, end of period (000's)                    $22,309         $32,965     $30,089     $33,681     $27,626     $28,636
Portfolio turnover rate                                45.31%         104.05%     138.70%      96.23%      68.39%     141.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

                                                  Six Months Ended                    Year Ended April 30,
                                                  October 31, 2008   -----------------------------------------------------
CLASS B                                              (unaudited)       2008        2007       2006       2005        2004
-------                                           ----------------   -------     -------     ------     ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                  $  5.54        $  5.58     $  5.49     $ 4.21     $ 4.15     $  3.14
                                                      -------        -------     -------     ------     ------     -------
Income from investment operations(a):
   Net investment income (loss)(b)                      (0.05)         (0.10)      (0.08)     (0.09)     (0.08)      (0.17)
   Net realized and unrealized gains (losses)           (1.49)          0.06        0.17       1.37       0.14        1.18
                                                      -------        -------     -------     ------     ------     -------
Total from investment operations                        (1.54)         (0.04)       0.09       1.28       0.06        1.01
                                                      -------        -------     -------     ------     ------     -------
Redemption fees(c)                                         --(d)          --(d)       --(d)      --(d)      --(d)       --
                                                      -------        -------     -------     ------     ------     -------
Net asset value, end of period                        $  4.00        $  5.54     $  5.58     $ 5.49     $ 4.21     $  4.15
                                                      -------        -------     -------     ------     ------     -------
Total return(e)                                        (27.80)%        (0.89)%      1.64%     30.40%      1.45%      32.17%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses                                                 2.32%(g)       2.27%(g)    2.48%(g)   2.37%(g)   2.40%(g)    2.35%
Net investment income (loss)                            (1.70)%        (1.68)%     (1.68)%    (1.90)%    (1.69)%     (2.11)%
SUPPLEMENTAL DATA
Net assets, end of period (000's)                     $ 1,571        $ 3,009     $ 3,574     $4,385     $4,221     $ 4,788
Portfolio turnover rate                                 45.31%        104.05%     138.70%     96.23%     68.39%     141.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

                                                  Six Months Ended                    Year Ended April 30,
                                                  October 31, 2008   -----------------------------------------------------
CLASS C                                              (unaudited)       2008        2007       2006       2005        2004
-------                                           ----------------   -------     -------     ------     ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                 $  5.52         $  5.56     $  5.47     $ 4.20     $ 4.14     $  3.13
                                                     -------         -------     -------     ------     ------     -------
Income from investment operations(a):
   Net investment income (loss)(b)                     (0.05)          (0.10)      (0.09)     (0.09)     (0.08)      (0.14)
   Net realized and unrealized gains (losses)          (1.49)           0.06        0.18       1.36       0.14        1.15
                                                     -------         -------     -------     ------     ------     -------
Total from investment operations                       (1.54)          (0.04)       0.09       1.27       0.06        1.01
                                                     -------         -------     -------     ------     ------     -------
Redemption fees(c)                                        --(d)           --(d)       --(d)      --(d)      --(d)       --
                                                     -------         -------     -------     ------     ------     -------
Net asset value, end of period                       $  3.98         $  5.52     $  5.56     $ 5.47     $ 4.20     $  4.14
                                                     -------         -------     -------     ------     ------     -------
Total return(e)                                       (27.90)%         (0.90)%      1.65%     30.24%      1.45%      32.27%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses                                                2.32%(g)        2.28%(g)    2.48%(g)   2.38%(g)   2.42%(g)    2.37%
Net investment income (loss)                           (1.70)%         (1.69)%     (1.68)%    (1.91)%    (1.71)%     (2.13)%
SUPPLEMENTAL DATA
Net assets, end of period (000's)                    $ 6,239         $ 9,783     $ 8,819     $9,621     $8,502     $10,949
Portfolio turnover rate                                45.31%         104.05%     138.70%     96.23%     68.39%     141.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

                                                  Six Months Ended                    Year Ended April 30,
                                                  October 31, 2008   -----------------------------------------------------
CLASS R                                              (unaudited)       2008        2007       2006       2005        2004
-------                                           ----------------   -------     -------     ------     ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                 $  5.77         $  5.79     $  5.66     $ 4.32     $ 4.24     $  3.19
                                                     -------         -------     -------     ------     ------     -------
Income from investment operations(a):
   Net investment income (loss)(b)                     (0.03)          (0.07)      (0.06)     (0.07)     (0.05)      (0.06)
   Net realized and unrealized gains (losses)          (1.57)           0.05        0.19       1.41       0.13        1.11
                                                     -------         -------     -------     ------     ------     -------
Total from investment operations                       (1.60)          (0.02)       0.13       1.34       0.08        1.05
                                                     -------         -------     -------     ------     ------     -------
Redemption fees(c)                                        --(d)           --(d)       --(d)      --(d)      --(d)       --
                                                     -------         -------     -------     ------     ------     -------
Net asset value, end of period                       $  4.17         $  5.77     $  5.79     $ 5.66     $ 4.32     $  4.24
                                                     -------         -------     -------     ------     ------     -------
Total return(e)                                       (27.73)%         (0.35)%      2.30%     31.02%      1.89%      33.33%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses                                                1.83%(g)        1.78%(g)    1.98%(g)   1.89%(g)   1.92%(g)    1.87%
Net investment income (loss)                           (1.21)%         (1.19)%     (1.18)%    (1.42)%    (1.21)%     (1.63)%
SUPPLEMENTAL DATA
Net assets, end of period (000's)                    $ 5,470         $ 7,605     $ 6,280     $3,797     $2,701     $ 1,582
Portfolio turnover rate                                45.31%         104.05%     138.70%     96.23%     68.39%     141.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

Franklin Strategic Series
Franklin Technology Fund
STATEMENT OF INVESTMENTS, OCTOBER 31, 2008 (UNAUDITED)

                                                                    SHARES/
                                                      COUNTRY       WARRANTS       VALUE
                                                  --------------   ---------   ------------
       COMMON STOCKS 94.8%
       COMMUNICATIONS EQUIPMENT 20.0%
   (a) Cisco Systems Inc.                          United States      79,000   $  1,403,830
       Corning Inc.                                United States      63,000        682,290
       Harris Corp.                                United States      20,700        744,165
       Nokia Corp., ADR                               Finland         50,200        762,036
       QUALCOMM Inc.                               United States      36,900      1,411,794
   (a) Research In Motion Ltd.                        Canada          11,800        595,074
   (a) Riverbed Technology Inc.                    United States      56,300        705,439
   (a) Tandberg ASA                                   Norway          32,200        396,090
   (a) ViaSat Inc.                                 United States      42,500        774,350
                                                                               ------------
                                                                                  7,475,068
                                                                               ------------
       COMPUTERS & PERIPHERALS 7.1%
   (a) Apple Inc.                                  United States      11,500      1,237,285
       Hewlett-Packard Co.                         United States      23,900        914,892
   (a) NetApp Inc.                                 United States      36,100        488,433
                                                                               ------------
                                                                                  2,640,610
                                                                               ------------
       ELECTRICAL EQUIPMENT 1.5%
       SunPower Corp., A                           United States      14,300        558,558
                                                                               ------------
       ELECTRONIC EQUIPMENT, INSTRUMENTS &
          COMPONENTS 4.2%
   (a) Agilent Technologies Inc.                   United States      49,400      1,096,186
   (a) FLIR Systems Inc.                           United States      15,300        491,130
                                                                               ------------
                                                                                  1,587,316
                                                                               ------------
       INTERNET & CATALOG RETAIL 1.9%
   (a) Amazon.com Inc.                             United States      12,300        704,052
                                                                               ------------
       INTERNET SOFTWARE & SERVICES 8.8%
   (a) Baidu.com Inc., ADR                             China           2,200        453,200
   (a) Equinix Inc.                                United States      12,500        780,250
       Google Inc., A                              United States       3,600      1,293,696
   (a) MercadoLibre Inc.                             Argentina        29,700        405,999
   (a) Omniture Inc.                               United States      32,500        373,750
                                                                               ------------
                                                                                  3,306,895
                                                                               ------------
       IT SERVICES 7.3%
       Accenture Ltd., A                           United States      18,600        614,730
   (a) Affiliated Computer Services Inc., A        United States      13,700        561,700
   (a) Alliance Data Systems Corp.                 United States      15,700        787,512
       MasterCard Inc., A                          United States       5,300        783,446
                                                                               ------------
                                                                                  2,747,388
                                                                               ------------
       LIFE SCIENCES TOOLS & SERVICES 4.3%
   (a) Thermo Fisher Scientific Inc.               United States      20,000        812,000
   (a) Waters Corp.                                United States      18,000        788,400
                                                                               ------------
                                                                                  1,600,400
                                                                               ------------
       MEDIA 2.1%
   (a) The DIRECTV Group Inc.                      United States      34,900        763,961
                                                                               ------------
       SEMICONDUCTORS & SEMICONDUCTOR
          EQUIPMENT 21.7%
   (a) Advanced Analogic Technologies Inc.         United States     176,200        530,362
   (a) Atheros Communications                      United States      30,100        540,897
   (a) FormFactor Inc.                             United States      42,900        747,318
   (a) Hittite Microwave Corp.                     United States      18,100        593,137
       Maxim Integrated Products Inc.              United States      62,700        852,720
       Microchip Technology Inc.                   United States      35,700        879,291
   (a) Microsemi Corp.                             United States      44,600        969,604
   (a) Microtune Inc.                              United States     199,900        499,750
   (a) Netlogic Microsystems Inc.                  United States      35,200        743,424
   (a) Power Integrations Inc.                     United States      31,600        663,284

   (a) Silicon Laboratories Inc.                   United States      23,200        602,272
   (a) Varian Semiconductor Equipment
          Associates Inc.                          United States      26,000   $    510,120
                                                                               ------------
                                                                                  8,132,179
                                                                               ------------
       SOFTWARE 11.6%
   (a) Activision Blizzard Inc.                    United States      36,232        451,451
   (a) Adobe Systems Inc.                          United States      22,800        607,392
   (a) ANSYS Inc.                                  United States      17,500        501,025
   (a) Concur Technologies Inc.                    United States      17,200        433,956
       Nintendo Co. Ltd.                               Japan           1,700        546,307
   (a) Nuance Communications Inc.                  United States      62,100        568,215
   (a) Oracle Corp.                                United States      39,300        718,797
   (a) Quest Software Inc.                         United States      39,200        519,400
                                                                               ------------
                                                                                  4,346,543
                                                                               ------------
       WIRELESS TELECOMMUNICATION SERVICES 4.3%
   (a) American Tower Corp., A                     United States      49,500      1,599,345
                                                                               ------------
       TOTAL COMMON STOCKS (COST $43,527,144)                                    35,462,315
                                                                               ------------
       SHORT TERM INVESTMENTS (COST $3,308,051)
          8.8%
       MONEY MARKET FUNDS 8.8%
   (b) Franklin Institutional Fiduciary Trust
          Money Market Portfolio, 1.56%            United States   3,308,051      3,308,051
                                                                                -----------
       TOTAL INVESTMENTS (COST $46,835,195)
          103.6%                                                                 38,770,366
       OTHER ASSETS, LESS LIABILITIES (3.6)%                                     (1,331,057)
                                                                               ------------
       NET ASSETS 100.0%                                                       $ 37,439,309
                                                                               ============

SELECTED PORTFOLIO ABBREVIATIONS

ADR   American Depository Receipt

(a)  Non-income producing for the twelve months ended October 31, 2008.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2008 (UNAUDITED)

                                                               Franklin Global      Franklin Global       Franklin
                                                             Communications Fund   Health Care Fund   Technology Fund
                                                             -------------------   ----------------   ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers                                $ 65,753,934        $100,103,861       $43,527,144
      Cost - Sweep Money Fund (Note 7)                              4,344,943           2,885,662         3,308,051
                                                                 ------------        ------------       -----------
      Total cost of investments                                  $ 70,098,877        $102,989,523       $46,835,195
                                                                 ------------        ------------       -----------
      Value - Unaffiliated issuers                               $ 53,232,852        $ 99,453,525       $35,462,315
      Value - Sweep Money Fund (Note 7)                             4,344,943           2,885,662         3,308,051
                                                                 ------------        ------------       -----------
      Total value of investments                                   57,577,795         102,339,187        38,770,366
   Cash                                                                 4,807                  --                --
   Receivables:
      Investment securities sold                                      130,942                  --           161,614
      Capital shares sold                                               3,766              22,881            14,921
      Dividends                                                        51,236             140,473            19,130
                                                                 ------------        ------------       -----------
         Total assets                                              57,768,546         102,502,541        38,966,031
                                                                 ------------        ------------       -----------
Liabilities:
   Payables:
      Investment securities purchased                               1,410,351                  --         1,340,519
      Capital shares redeemed                                         206,663             264,832           104,383
      Affiliates                                                       63,045             119,222            49,848
   Accrued expenses and other liabilities                              44,326              41,551            31,972
                                                                 ------------        ------------       -----------
         Total liabilities                                          1,724,385             425,605         1,526,722
                                                                 ------------        ------------       -----------
         Net assets, at value                                    $ 56,044,161        $102,076,936       $37,439,309
                                                                 ------------        ------------       -----------
Net assets consist of:
   Paid-in capital                                               $167,394,675        $111,386,031       $90,297,911
   Undistributed net investment income (loss)                        (213,235)            457,348          (316,924)
   Net unrealized appreciation (depreciation)                     (12,519,917)           (654,154)       (8,064,071)
   Accumulated net realized gain (loss)                           (98,617,362)         (9,112,289)      (44,477,607)
                                                                 ------------        ------------       -----------
         Net assets, at value                                    $ 56,044,161        $102,076,936       $37,439,309
                                                                 ------------        ------------       -----------
CLASS A:
   Net assets, at value                                          $ 45,785,280        $ 76,050,091       $22,308,863
                                                                 ------------        ------------       -----------
   Shares outstanding                                               5,031,969           3,849,692         5,288,752
                                                                 ------------        ------------       -----------
   Net asset value per share(a)                                  $       9.10        $      19.75       $      4.22
                                                                 ------------        ------------       -----------
   Maximum offering price per share
      (net asset value per share / 94.25%)                       $       9.66              $20.95       $      4.48
                                                                 ------------        ------------       -----------
CLASS B:
   Net assets, at value                                          $  1,320,911        $  5,880,679        $1,571,117
                                                                 ------------        ------------       -----------
   Shares outstanding                                                 154,990             318,135           392,986
                                                                 ------------        ------------       -----------
   Net asset value and maximum offering price per share(a)       $       8.52        $      18.48       $      4.00
                                                                 ------------        ------------       -----------
CLASS C:
   Net assets, at value                                          $  8,937,970        $ 20,146,166        $6,239,498
                                                                 ------------        ------------       -----------

   Shares outstanding                                               1,046,972           1,101,129         1,567,182
                                                                 ------------        ------------       -----------
   Net asset value and maximum offering price per share(a)       $       8.54        $      18.30       $      3.98
                                                                 ------------        ------------       -----------
CLASS R:
   Net assets, at value                                                    --                  --       $ 5,470,228
                                                                 ------------        ------------       -----------
   Shares outstanding                                                      --                  --         1,310,654
                                                                 ------------        ------------       -----------
   Net asset value and maximum offering price per share                    --                  --       $      4.17
                                                                 ------------        ------------       -----------
ADVISOR CLASS:
   Net assets, at value                                                    --                  --       $ 1,849,603
                                                                 ------------        ------------       -----------
   Shares outstanding                                                      --                  --           426,499
                                                                 ------------        ------------       -----------

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
OCTOBER 31, 2008 (UNAUDITED)

                                                               Franklin Global      Franklin Global       Franklin
                                                             Communications Fund   Health Care Fund   Technology Fund
                                                             -------------------   ----------------   ---------------
   Net asset value and maximum offering price per share                    --                  --       $      4.34
                                                                 ------------        ------------       -----------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2008 (UNAUDITED)

                                                               Franklin Global      Franklin Global       Franklin
                                                             Communications Fund   Health Care Fund   Technology Fund
                                                             -------------------   ----------------   ---------------
Investment income:
   Dividends: (net of foreign taxes)(a)
      Unaffiliated issuers                                       $    459,648        $  1,384,177       $    121,758
      Sweep Money Fund (Note 7)                                        20,320              45,848             44,337
                                                                 ------------        ------------       ------------
         Total investment income                                      479,968           1,430,025            166,095
                                                                 ------------        ------------       ------------
Expenses:
   Management fees (Note 3a)                                          286,227             391,182            141,441
   Administrative fees Note 3b)                                            --                  --             54,126
   Distribution fees: (Note 3c)
      Class A                                                          92,580             123,488             48,300
      Class B                                                          13,677              41,848             12,714
      Class C                                                          77,390             133,264             45,628
      Class R                                                              --                  --             18,216
   Transfer agent fees (Note 3e)                                      146,193             207,752            104,895
   Custodian fees (Note 4)                                              9,374               6,790                412
   Reports to shareholders                                             16,070              21,536              9,277
   Registration and filing fees                                        22,223              20,148             26,435
   Professional fees                                                   13,052              11,857              9,601
   Trustees' fees and expenses                                            873               1,104                459
   Other                                                               15,858              14,012             11,527
                                                                 ------------        ------------       ------------
         Total expenses                                               693,517             972,981            483,031
         Expense reductions (Note 4)                                     (314)               (304)               (12)
                                                                 ------------        ------------       ------------
            Net expenses                                              693,203             972,677            483,019
                                                                 ------------        ------------       ------------
               Net investment income (loss)                          (213,235)            457,348           (316,924)
                                                                 ------------        ------------       ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments                                                   6,017,065          (4,996,372)         1,501,453
      Foreign currency transactions                                    55,683              23,368             (5,831)
                                                                 ------------        ------------       ------------
               Net realized gain (loss)                             6,072,748          (4,973,004)         1,495,622
                                                                 ------------        ------------       ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                 (40,786,919)        (19,144,097)       (16,366,449)
      Translation of other assets and liabilities
         denominated in foreign currencies                              3,586             (15,166)               758
   Change in deferred taxes on unrealized appreciation
      (depreciation)                                                   39,827                  --                 --
                                                                 ------------        ------------       ------------
               Net change in unrealized appreciation
                  (depreciation)                                  (40,743,506)        (19,159,263)       (16,365,691)
                                                                 ------------        ------------       ------------
   Net realized and unrealized gain (loss)                        (34,670,758)        (24,132,267)       (14,870,069)
                                                                 ------------        ------------       ------------
   Net increase (decrease) in net assets resulting from
      operations                                                 $(34,883,993)       $(23,674,919)      $(15,186,993)
                                                                 ------------        ------------       ------------

(a)Foreign taxes withheld on dividends                           $     51,469        $      3,942             $4,169

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    FRANKLIN GLOBAL                     FRANKLIN GLOBAL
                                                                  COMMUNICATIONS FUND                   HEALTH CARE FUND
                                                           ---------------------------------   ---------------------------------
                                                           SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                           OCTOBER 31, 2008     YEAR ENDED     OCTOBER 31, 2008     YEAR ENDED
                                                              (UNAUDITED)     APRIL 30, 2008      (UNAUDITED)     APRIL 30, 2008
                                                           ----------------   --------------   ----------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss)                           $   (213,235)     $   (359,915)     $    457,348      $   (355,230)
      Net realized gain (loss) from investments and
         foreign currency transactions                          6,072,748         8,699,670        (4,973,004)        9,484,503
      Net change in unrealized appreciation
         (depreciation) on investments, translation of
         other assets and liabilities denominated in
         foreign currencies and deferred taxes                (40,743,506)       (5,274,357)      (19,159,263)      (20,441,554)
                                                             ------------      ------------      ------------      ------------
         Net increase (decrease) in net assets resulting
            from operations                                   (34,883,993)        3,065,398       (23,674,919)      (11,312,281)
                                                             ------------      ------------      ------------      ------------
   Distributions to shareholders from net investment
      income:
      Class A                                                          --                --                --          (102,980)
                                                             ------------      ------------      ------------      ------------
  Capital share transactions: (Note 2)
      Class A                                                 (10,268,927)        6,881,245       (12,072,414)        5,038,484
      Class B                                                  (1,271,053)         (275,845)       (1,895,513)       (1,389,273)
      Class C                                                  (4,062,903)        5,622,814        (3,174,149)        2,976,404
                                                             ------------      ------------      ------------      ------------
   Total capital share transactions                           (15,602,883)       12,228,214       (17,142,076)        6,625,615
                                                             ------------      ------------      ------------      ------------
   Redemption fees                                                    922             1,708               158                96
                                                             ------------      ------------      ------------      ------------
         Net increase (decrease) in net assets                (50,485,954)       15,295,320       (40,816,837)       (4,789,550)
Net assets:
   Beginning of period                                        106,530,115        91,234,795       142,893,773       147,683,323
                                                             ------------      ------------      ------------      ------------
   End of period                                             $ 56,044,161      $106,530,115      $102,076,936      $142,893,773
                                                             ------------      ------------      ------------      ------------
Undistributed net investment income (loss) included in
   net assets:
   End of period                                             $   (213,235)     $         --      $    457,348      $         --
                                                             ------------      ------------      ------------      ------------

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                                               FRANKLIN TECHNOLOGY FUND
                                                          ---------------------------------
                                                          SIX MONTHS ENDED
                                                          OCTOBER 31, 2008     YEAR ENDED
                                                             (UNAUDITED)     APRIL 30, 2008
                                                          ----------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss)                          $   (316,924)     $  (647,483)
      Net realized gain (loss) from investments and
         foreign currency transactions                         1,495,622        1,115,081
      Net change in unrealized appreciation
         (depreciation) on investments and translation
         of other assets and liabilities denominated in
         foreign currencies                                  (16,365,691)      (1,724,645)
                                                            ------------      -----------
         Net increase (decrease) in net assets resulting
            from operations                                  (15,186,993)      (1,257,047)
                                                            ------------      -----------
   Capital share transactions:(Note 2)
      Class A                                                 (1,536,091)       3,738,104
      Class B                                                   (775,472)        (501,176)
      Class C                                                   (949,843)       1,282,176
      Class R                                                    (40,873)       1,322,219
      Advisor Class                                             (287,849)         149,967
                                                            ------------      -----------
   Total capital share transactions                           (3,590,128)       5,991,290
                                                            ------------      -----------
   Redemption fees                                                   132            1,163
                                                            ------------      -----------
         Net increase (decrease) in net assets               (18,776,989)       4,735,406
Net assets:
   Beginning of period                                        56,216,298       51,480,892
                                                            ------------      -----------
   End of period                                            $ 37,439,309      $56,216,298
                                                            ------------      -----------
Undistributed net investment income (loss) included in
   net assets:
   End of period                                            $   (316,924)              --
                                                            ------------      -----------

Franklin Strategic Series

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eleven separate funds. All funds included in this report (Funds) are diversified, except the Franklin Global Healthcare Fund, which is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                      CLASS A, CLASS B, CLASS C,
CLASS A, CLASS B & CLASS C              CLASS R & ADVISOR CLASS
--------------------------            --------------------------
Franklin Global Communications Fund   Franklin Technology Fund
Franklin Global Health Care Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

Foreign securities held by the Funds may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

SHARES OF BENEFICIAL INTEREST

                                                         Franklin Global             Franklin Global
                                                       Communications Fund          Health Care Fund
                                                    -------------------------   ------------------------
                                                      Shares        Amount        Shares       Amount
                                                    ----------   ------------   ---------   ------------
CLASS A SHARES:
Six Months ended October 31, 2008
   Shares sold                                         590,848   $  8,361,864     206,138   $  4,882,728
   Shares redeemed                                  (1,497,243)   (18,630,791)   (741,901)   (16,955,142)
                                                    ----------   ------------   ---------   ------------
   Net increase (decrease)                            (906,395)  $(10,268,927)   (535,763)  $(12,072,414)
                                                    ----------   ------------   ---------   ------------
Year ended April 30, 2008
   Shares sold                                       2,194,520   $ 32,313,166   1,076,860   $ 28,002,885
   Shares issued in reinvestment of distributions           --             --       3,284         90,277
   Shares redeemed                                  (1,798,678)   (25,431,921)   (891,277)   (23,054,678)
                                                    ----------   ------------   ---------   ------------
   Net increase (decrease)                             395,842   $  6,881,245     188,867   $  5,038,484
                                                    ----------   ------------   ---------   ------------
CLASS B SHARES:
Six Months ended October 31, 2008
   Shares sold                                           6,638   $     86,800       7,111   $    153,898
   Shares redeemed                                    (115,897)    (1,357,853)    (96,815)    (2,049,411)
                                                    ----------   ------------   ---------   ------------
   Net increase (decrease)                            (109,259)  $ (1,271,053)    (89,704)  $ (1,895,513)
                                                    ----------   ------------   ---------   ------------
Year ended April 30, 2008
   Shares sold                                          90,859   $  1,244,326      52,978   $  1,244,841
   Shares redeemed                                    (113,727)    (1,520,171)   (109,073)    (2,634,114)
                                                    ----------   ------------   ---------   ------------
   Net increase (decrease)                             (22,868)  $   (275,845)    (56,095)  $ (1,389,273)
                                                    ----------   ------------   ---------   ------------
CLASS C SHARES:
Six Months ended October 31, 2008
   Shares sold                                          53,074   $    693,199      72,988   $  1,617,272
   Shares redeemed                                    (423,648)    (4,756,102)   (232,919)    (4,791,421)
                                                    ----------   ------------   ---------   ------------
   Net increase (decrease)                            (370,574)  $ (4,062,903)   (159,931)  $ (3,174,149)
                                                    ----------   ------------   ---------   ------------
Year ended April 30, 2008
   Shares sold                                         909,535   $ 12,906,106     362,624   $  8,671,866
   Shares redeemed                                    (562,812)    (7,283,292)   (237,530)    (5,695,462)
                                                    ----------   ------------   ---------   ------------
   Net increase (decrease)                             346,723   $  5,622,814     125,094   $  2,976,404
                                                    ----------   ------------   ---------   ------------

                                     Franklin Technology Fund
                                    -------------------------
                                      Shares        Amount
                                    ----------   ------------
CLASS A SHARES:
Six Months ended October 31, 2008
   Shares sold                         855,434   $  5,038,217
   Shares redeemed                  (1,224,347)    (6,574,308)
                                    ----------   ------------
   Net increase (decrease)            (368,913)  $ (1,536,091)
                                    ----------   ------------
Year ended April 30, 2008
   Shares sold                       2,474,777   $ 15,344,897
   Shares redeemed                  (1,977,240)   (11,606,793)
                                    ----------   ------------
   Net increase (decrease)             497,537   $  3,738,104
                                    ----------   ------------
CLASS B SHARES:
Six Months ended October 31, 2008
   Shares sold                          24,255   $    135,248
   Shares redeemed                    (174,217)      (910,720)
                                    ----------   ------------
   Net increase (decrease)            (149,962)  $   (775,472)
                                    ----------   ------------
Year ended April 30, 2008
   Shares sold                         103,905   $    614,421
   Shares redeemed                    (200,994)    (1,115,597)
                                    ----------   ------------
   Net increase (decrease)             (97,089)  $   (501,176)
                                    ----------   ------------
CLASS C SHARES:
Six Months ended October 31, 2008
   Shares sold                         141,016   $    788,546
   Shares redeemed                    (346,093)    (1,738,389)
                                    ----------   ------------
   Net increase (decrease)            (205,077)  $   (949,843)
                                    ----------   ------------
Year ended April 30, 2008
   Shares sold                         852,437   $  5,039,064
   Shares redeemed                    (665,233)    (3,756,888)
                                    ----------   ------------
   Net increase (decrease)             187,204   $  1,282,176
                                    ----------   ------------
CLASS R SHARES:
Six Months ended October 31, 2008
   Shares sold                         187,478   $  1,033,488
   Shares redeemed                    (194,668)    (1,074,361)
                                    ----------   ------------
   Net increase (decrease)              (7,190)  $    (40,873)
                                    ----------   ------------
Year ended April 30, 2008
   Shares sold                         775,838   $  4,512,387
   Shares redeemed                    (543,217)    (3,190,168)
                                    ----------   ------------
   Net increase (decrease)             232,621   $  1,322,219
                                    ----------   ------------
ADVISOR CLASS SHARES:
Six Months ended October 31, 2008
   Shares sold                          32,358   $    192,228
   Shares redeemed                     (83,222)      (480,077)
                                    ----------   ------------
   Net increase (decrease)             (50,864)  $   (287,849)
                                    ----------   ------------
Year ended April 30, 2008
   Shares sold                         147,541   $    957,702
   Shares redeemed                    (125,645)      (807,735)
                                    ----------   ------------
   Net increase (decrease)              21,896   $    149,967
                                    ----------   ------------

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

All funds, except the Franklin Technology Fund, pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

ANNUALIZED
 FEE RATE                        NET ASSETS
----------   ---------------------------------------------------
  0.625%     Up to and including $100 million
  0.500%     Over $100 million, up to and including $250 million
  0.450%     Over $250 million, up to and including $7.5 billion
  0.440%     Over $7.5 billion, up to and including $10 billion
  0.430%     Over $10 billion, up to and including $12.5 billion
  0.420%     Over $12.5 billion, up to and including $15 billion
  0.400%     In excess of $15 billion

The Franklin Technology Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED
 FEE RATE                         NET ASSETS
----------   -----------------------------------------------------
  0.550%     Up to and including $500 million
  0.450%     Over $500 million, up to and including $1 billion
  0.400%     Over $1 billion, up to and including $1.5 billion
  0.350%     Over $1.5 billion, up to and including $6.5 billion
  0.325%     Over $6.5 billion, up to and including $11.5 billion
  0.300%     Over $11.5 billion, up to and including $16.5 billion
  0.290%     Over $16.5 billion, up to and including $19 billion
  0.280%     Over $19 billion, up to and including $21.5 billion
  0.270%     In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Franklin Technology Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Global Communications Fund and the Franklin Global Health Care Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each funds' shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                         FRANKLIN GLOBAL     FRANKLIN GLOBAL    FRANKLIN TECHNOLOGY
                       COMMUNICATIONS FUND   HEALTH CARE FUND           FUND
                       -------------------   ----------------   -------------------
Reimbursement Plans:
   Class A                    0.25%                0.25%                 --
Compensation Plans:
   Class A                      --                   --                0.35%
   Class B                    1.00%                1.00%               1.00%
   Class C                    1.00%                1.00%               1.00%
   Class R                      --                   --                0.50%

Distributors has agreed to limit the current rate to 0.30% per year for Class A shares for the Franklin Technology Fund for the period of February 1, 2008 through January 31, 2009.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                               FRANKLIN GLOBAL      FRANKLIN GLOBAL      FRANKLIN
                                             COMMUNICATIONS FUND   HEALTH CARE FUND   TECHNOLOGY FUND
                                             -------------------   ----------------   ---------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers              $8,157              $10,257            $5,429
Contingent deferred sales charges retained          $5,760              $ 4,530            $5,218

E. TRANSFER AGENT FEES

For the period ended October 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                        FRANKLIN GLOBAL      FRANKLIN GLOBAL       FRANKLIN
                      COMMUNICATIONS FUND   HEALTH CARE FUND   TECHNOLOGY FUND
                      -------------------   ----------------   ---------------
Transfer agent fees         $105,144             $152,573          $74,532

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended October 31, 2008, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2008, the capital loss carryforwards were as follows:

                                            FRANKLIN GLOBAL      FRANKLIN GLOBAL   FRANKLIN TECHNOLOGY
                                          COMMUNICATIONS FUND   HEALTH CARE FUND          FUND
                                          -------------------   ----------------   -------------------
Capital loss carryforwards expiring in:
2010                                          $ 52,065,436          $       --         $15,057,438
2011                                            52,123,016                  --          28,445,452
2012                                                    --           3,784,201                  --
                                              ------------          ----------         -----------
                                              $104,188,452          $3,784,201         $43,502,890
                                              ============          ==========         ===========

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2008, the Franklin Technology Fund deferred realized capital losses and realized currency losses of $1,935,527 and $3,304, respectively.

At October 31, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                               FRANKLIN GLOBAL      FRANKLIN GLOBAL   FRANKLIN TECHNOLOGY
                                             COMMUNICATIONS FUND   HEALTH CARE FUND          FUND
                                             -------------------   ----------------   -------------------
Cost of investments                             $ 70,386,926         $103,344,607         $47,084,226
                                                ------------         ------------         -----------
Unrealized appreciation                         $  6,018,738         $ 15,786,947         $ 1,567,196
Unrealized depreciation                          (18,827,869)         (16,792,367)         (9,881,056)
                                                ------------         ------------         -----------
Net unrealized appreciation (depreciation)      $(12,809,131)        $ (1,005,420)        $(8,313,860)
                                                ============         ============         ===========

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2008, were as follows:

              FRANKLIN GLOBAL      FRANKLIN GLOBAL       FRANKLIN
            COMMUNICATIONS FUND   HEALTH CARE FUND   TECHNOLOGY FUND
            -------------------   ----------------   ---------------
Purchases       $14,897,065          $ 6,026,277       $22,265,787
Sales           $31,932,410          $19,275,656       $24,402,026

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2008, the Franklin Global Communications Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

                                                                                      ACQUISITION
SHARES/WARRANTS                                ISSUER                                    DATES          COST        VALUE
---------------   -----------------------------------------------------------------   -----------   -----------   --------
FRANKLIN GLOBAL COMMUNICATIONS FUND
        124,248   Dilithium Networks Inc., depository receipt, D, pfd., 144A, PIPES      7/13/06     $289,500     $289,498
          4,807   Dilithium Networks Inc., pfd., D, 11.00%, 3/20/09                     10/30/08        4,807        4,807
          4,126   Dilithium Networks Inc., wts., 3/20/09                                10/30/08           --           --
                                                                                                                  --------
                     TOTAL RESTRICTED SECURITIES (0.53% of Net Assets)                                            $294,305
                                                                                                                  ========

9.  SUBSEQUENT EVENTS

On December 3, 2008, the Franklin DynaTech Fund acquired the net assets of the Funds pursuant to a plan of reorganization approved by the Funds' shareholders. The merger was accomplished by a tax-free exchange of shares of the Franklin DynaTech Fund for the net assets of the Funds. Capital losses acquired by the Franklin DynaTech Fund may be carried over to offset future capital gains, subject to certain limitations.

10. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on May 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008, in valuing the Funds' assets carried at fair value:

                                         LEVEL 1      LEVEL 2    LEVEL 3      TOTAL
                                      ------------   --------   --------   ------------
FRANKLIN GLOBAL COMMUNICATIONS FUND
   ASSETS:
      Investments in Securities       $ 56,352,899   $930,591   $294,305   $ 57,577,795
FRANKLIN GLOBAL HEALTH CARE FUND
   ASSETS:
      Investments in Securities       $102,339,187   $     --   $     --   $102,339,187
FRANKLIN TECHNOLOGY FUND
   ASSETS:
      Investments in Securities       $ 38,224,059   $546,307   $     --   $ 38,770,366

At October 31, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Franklin Global Communication Fund's fair value,were as follows:

                                                            FRANKLIN GLOBAL
                                                          COMMUNICATIONS FUND
                                                              INVESTMENTS
                                                             IN SECURITIES
                                                          -------------------
Beginning Balance - May 1, 2008                               $ 428,655
   Net realized gain (loss)                                          --
   Net change in unrealized appreciation (depreciation)        (139,157)
   Net purchases (sales)                                          4,807
   Transfers in and/or out of Level 3                                --
                                                              ---------
Ending Balance                                                $ 294,305
                                                              =========
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of period         $(139,157)
                                                              =========

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Funds are currently evaluating the impact, if any, of applying the various provisions of SFAS 161.




      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.    N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.      N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /s/Jennifer J. Bolt
   ------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  December 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jennifer J. Bolt
   ------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  December 26, 2008


By /s/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  December 26, 2008